 Prospectus supplement dated February 24, 2005 (to prospectus dated December 20, 2004)

                                 $1,685,131,100
                                  (Approximate)

                         Bear Stearns ALT-A Trust 2005-2
                                     Issuer

                     Wells Fargo Bank, National Association
                  Master Servicer and Securities Administrator

                  Structured Asset Mortgage Investments II Inc.
                                    Depositor

   Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2005-2

-------------------------------------------------------------------------------
You should  consider  carefully the risk factors  beginning on page S-19 in this prospectus supplement.
-------------------------------------------------------------------------------

The Trust

The trust will consist  primarily of a pool of adjustable  rate  mortgage  loans secured by first liens on one- to four-family  residential  properties,  divided into two primary loan groups, loan group I and loan group II. Loan group II will be sub-divided into six sub-groups.  The trust will issue the certificates which will represent the entire beneficial interest in the trust.

The certificates are obligations only of the trust. Neither the certificates nor the mortgage loans are insured or guaranteed by any person,  except as described herein. Distributions on the certificates will be payable solely from the assets transferred to the trust for the benefit of certificateholders.

Credit Enhancement

Credit  enhancement  for the offered  certificates  related to loan group I will consist of excess spread,  overcollateralization and subordination.  The offered certificates  related to loan group I may receive  additional  distributions  in respect of interest from payments under the cap contracts as described herein.

Credit  enhancement for the offered  certificates  related to loan group II will consist of subordination.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has approved  the  certificates  or  determined  if this  prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Attorney  General of the state of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The price to investors will vary from time to time and will be determined at the time of sale. The proceeds to the depositor from the offering are expected to be
approximately   100.8%  of  the  aggregate   principal  amount  of  the  offered
certificates,  plus accrued  interest  thereon,  less  expenses.  See "Method of
Distribution" in this prospectus supplement.

The  Underwriter  will  deliver  to  purchasers  the  offered   certificates  in
book-entry  form through The  Depository  Trust Company on or about February 28,
2005.

                              Bear, Stearns & Co. Inc.
                                   Underwriter

     Important notice about information  presented in this prospectus supplement and the accompanying prospectus

You should rely only on the information  contained in this document. We have not authorized anyone to provide you with different information.

We provide  information  to you about the offered  certificates  in two separate documents that progressively provide more detail:

o    the accompanying  prospectus,  which provides general information,  some of which may not apply to this series of certificates; and

o    this  prospectus  supplement,  which  describes the specific  terms of this series of certificates.

If the description of your  certificates in this prospectus  supplement  differs from  the  related  description  in  the  prospectus,  you  should  rely  on the information in this prospectus supplement.

The Depositor's  principal offices are located at 383 Madison Avenue,  New York,
New York 10179 and its telephone number is (212) 272-2000.

NOTWITHSTANDING  ANY OTHER  EXPRESS OR IMPLIED  AGREEMENT TO THE  CONTRARY,  THE
SELLER,  THE MASTER  SERVICER,  THE SECURITIES  ADMINISTRATOR,  THE CAP CONTRACT
PROVIDER,  EMC MORTGAGE CORPORATION,  THE TRUSTEE, EACH RECIPIENT OF THE RELATED
PROSPECTUS  SUPPLEMENT  AND,  BY  ITS  ACCEPTANCE  THEREOF,  EACH  HOLDER  OF  A
CERTIFICATE, AGREES AND ACKNOWLEDGES THAT EACH PARTY HERETO HAS AGREED THAT EACH
OF THEM AND THEIR  EMPLOYEES,  REPRESENTATIVES  AND OTHER  AGENTS MAY  DISCLOSE,
IMMEDIATELY  UPON  COMMENCEMENT OF  DISCUSSIONS,  TO ANY AND ALL PERSONS THE TAX
TREATMENT AND TAX STRUCTURE OF THE CERTIFICATES AND THE REMICS, THE TRANSACTIONS
DESCRIBED HEREIN AND ALL MATERIALS OF ANY KIND (INCLUDING  OPINIONS OR OTHER TAX
ANALYSES)  THAT ARE PROVIDED TO ANY OF THEM  RELATING TO SUCH TAX  TREATMENT AND
TAX STRUCTURE  EXCEPT WHERE  CONFIDENTIALITY  IS REASONABLY  NECESSARY TO COMPLY
WITH THE SECURITIES LAWS OF ANY APPLICABLE JURISDICTION.

                  Table of Contents
                PROSPECTUS SUPPLEMENT

Special Characteristics of the Mortgage Loans..S-31

DESCRIPTION OF THE
   CERTIFICATES................................S-45
General........................................S-45
Registration of the Book-Entry

Excess Spread and Overcollateralization
   Provisions..................................S-50
Pass-Through Rates for the

Interest Distributions on the
   Group II Certificates.......................S-55
Principal Distributions on the
   Group II Senior Certificates................S-58
Principal Distributions on the

Excess Spread Available to the
   Group I Certificates........................S-68
Pass-Through Rates of the
   Group II Certificates.......................S-69
Assumed Final Distribution Date................S-69
Weighted Average Life..........................S-69
Yield Sensitivity on the Interest

Servicing and Other Compensation and
Payment of Expenses............................S-93
Collection and Other Servicing Procedures......S-93
Realization Upon Defaulted

Characterization of the Group I Offered
   Certificates................................S-98
Characterization of the Group II Offered

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary is a very broad overview of the offered  certificates and does not contain all of the  information  that you should consider in making your  investment  decision.  To  understand  all of  the  terms  of the  offered certificates,  read carefully this entire  prospectus  supplement and the entire accompanying  prospectus.  A glossary is included at the end of this  prospectus supplement. Capitalized terms used but not defined in the glossary at the end of this  prospectus  supplement  or in the  following  summary  have  the  meanings assigned to them in the glossary at the end of the prospectus.

Issuer or Trust.............................  Bear Stearns ALT-A Trust 2005-2.

Title of Series.............................  Bear  Stearns  ALT-A  Trust,  Mortgage
                                              Pass-Through  Certificates, Series 2005-2.

Cut-off Date................................  February 1, 2005.

Closing Date................................  On or about February 28, 2005.

Depositor...................................  Structured Asset Mortgage Investments II Inc.

Seller......................................  EMC Mortgage Corporation, an affiliate of the depositor.

Master Servicer.............................  Wells Fargo Bank, National Association.

Servicers...................................  Countrywide  Home Loans Servicing LP
                                              and EMC Mortgage  Corporation.
                                              The  remainder  of the  mortgage loans
                                              will be serviced by various servicers,
                                              none of which will service more than 10%
                                              of the mortgage loans in the aggregate.

Cap Contract Provider......................   Wells Fargo Bank, National Association.

Trustee ....................................  JPMorgan Chase Bank, National Association

Securities Administrator....................  Wells Fargo Bank, National Association.

Distribution Dates..........................  Distributions on the offered  certificates will be made on the 25th day of each month,
                                              or, if such day is not a business day, on the
                                              next succeeding business day, beginning in March 2005.

Offered Certificates........................  The classes of offered certificates and their pass-through  rates and initial certificate
                                              principal  balances  are set forth in the
                                              table below.  The Trust will also issue other
                                              certificates designated as the Class I-B-3,
                                              Class II-B-6,  Class II-B-7,  Class II-B-8,
                                              Class XP, Class B-IO, Class R and Class R-X
                                              Certificates, which classes are not offered
                                              pursuant to this prospectus supplement.

                                       Group I Offered Certificates
                    Pass-Through         Initial Current         Initial Rating
Class                   Rate             Principal Amount         (S&P/Moody's)             Designation
I-A-1               Variable Rate            [$487,968,000          AAA/Aaa             Group I Senior
I-M-1               Variable Rate              $14,803,000           AA/Aa2             Group I Subordinate
I-M-2               Variable Rate              $10,574,000            A/A2              Group I Subordinate
I-B-1               Variable Rate               $4,758,000          BBB/Baa2            Group I Subordinate
I-B-2               Variable Rate               $4,229,000]         BBB-/Baa3           Group I Subordinate

Total Group I Offered Certificates:           $522,332,000

                                    Group I Non-Offered Certificates
                   Pass-Through          Initial Current        Initial Rating
Class                  Rate              Principal Amount        (S&P/Moody's)            Designation
   I-B-3           Variable Rate            $4,229,000              BB/Ba2            Group I Subordinate
     XP                 N/A                     $0                    N/A             Group I Subordinate
    B-IO                N/A                     $0                    N/A             Group I Subordinate
     R                  N/A                     $0                    N/A               Group I Residual
    R-X                 N/A                     $0                    N/A               Group I Residual

                    Pass-Through         Initial Current         Initial Rating
Class                   Rate             Principal Amount         (S&P/Moody's)             Designation
II-A-1              Variable Rate         $171,120,800               AAA/Aaa             Group II-1 Senior
II-A-2a             Variable Rate          $27,750,700               AAA/Aaa          Group II-2 Super/Senior
                                                                                            Group II-2
II-A-2b             Variable Rate          $1,137,500                AAA/Aaa              Senior/Support
II-A-3              Variable Rate         $459,844,000               AAA/Aaa             Group II-3 Senior
II-A-4              Variable Rate         $229,097,500               AAA/Aaa             Group II-4 Senior
                                                                                            Group II-4
II-X-4              Variable Rate         $229,097,500               AAA/Aaa           Senior/Interest Only
II-A-5              Variable Rate          $62,200,500               AAA/Aaa             Group II-5 Senior
                                                                                            Group II-5
II-X-5              Variable Rate          $62,200,500               AAA/Aaa           Senior/Interest Only
II-A-6              Variable Rate         $143,178,700               AAA/Aaa             Group II-6 Senior
                                                                                          Group II Crossed
II-B-1              Variable Rate          $14,166,000               AA+/Aa1                Subordinate
                                                                                          Group II Crossed
II-B-2              Variable Rate          $12,395,400               AA+/Aa2                Subordinate
                                                                                          Group II Crossed
II-B-3              Variable Rate          $19,478,300                AA/A2                 Subordinate
                                                                                          Group II Crossed
II-B-4              Variable Rate          $14,166,100               A/Baa2                 Subordinate
                                                                                          Group II Crossed
II-B-5              Variable Rate          $8,263,600                BBB/NA                 Subordinate
                                         $1,162,799,100
Total Group II Offered Certificates:

                                     Group II Non-Offered Certificates
                    Pass-Through         Initial Current         Initial Rating
Class                   Rate             Principal Amount         (S&P/Moody's)             Designation
                                                                                          Group II Crossed
II-B-6              Variable Rate          $7,083,000                 BB/NA                 Subordinate
                                                                                          Group II Crossed
II-B-7              Variable Rate          $5,902,500                 B/NA                  Subordinate
                                                                                          Group II Crossed
II-B-8              Variable Rate          $4,722,398                  NA                   Subordinate
Total Group II Non-Offered
Certificates:                              $17,707,898

Total Certificates:                      $1,707,067,998

Other Information:

The pass-through rates on the certificates are described in detail on pages S-11 and S-12 in this prospectus supplement.

Class II-X-4 Certificates:

The Class II-X-4  Certificates do not have a principal amount.  The Class II-X-4
Certificates  have a notional amount equal to the principal balance of the Class
II-A-4  Certificates.  The Class II-X-4  Certificates  have an initial  notional amount of $229,097,500.

Class II-X-5 Certificates:

The Class II-X-5  Certificates do not have a principal amount.  The Class II-X-5
Certificates  have a notional amount equal to the principal balance of the Class
II-A-5  Certificates.  The Class II-X-5  Certificates  have an initial  notional amount of $62,200,500.

The Trust

The  depositor  will  establish a trust with respect to the Bear  Stearns  ALT-A
Trust, Mortgage Pass-Through Certificates,  Series 2005-2, pursuant to a pooling and servicing  agreement dated as of February 1, 2005, among the depositor,  the master servicer, the securities administrator, the trustee and the seller.

See "Description of the Certificates" in this prospectus supplement.

The  certificates  represent in the  aggregate the entire  beneficial  ownership interest in the trust. Distributions of interest and/or principal on the offered certificates  will be made only from payments  received in  connection  with the mortgage loans described below.

The Originators

Approximately 67.59%,  26.53%,  65.38%,  49.50%,  54.93%, 7.26% and 0.60% of the
group I, group II-1,  group II-2,  group II-3,  group II-4, group II-5 and group
II-6 mortgage loans, respectively,  were originated by EMC Mortgage Corporation, or EMC. Approximately 7.65%, 67.23%, 0.67%, 45.16%, 36.01%, 76.36% and 92.57% of
the group I, group II-1,  group II-2,  group  II-3,  group II-4,  group II-5 and group II-6 mortgage loans,  respectively,  were  originated by Countrywide  Home
Loans, Inc., or Countrywide. The remainder of the mortgage loans were originated by  various  originators,  none of which  have  originated  more than 10% of the mortgage loans in the aggregate.

The Servicers

Approximately 86.40%,  29.57%,  90.35%,  51.55%, 61.33%, 11.21% and 1.85% of the
group I, group II-1,  group II-2,  group II-3,  group II-4, group II-5 and group
II-6 mortgage loans, respectively, will be serviced by EMC. Approximately 7.65%,
67.23%,  0.67%,  45.16%,  36.01%,  76.36% and 92.57% of the group I, group II-1, group II-2,  group II-3,  group II-4,  group II-5 and group II-6 mortgage loans, respectively,  will be  serviced  by  Countrywide  Home Loans  Servicing  LP, or
Countrywide  Servicing.  The remainder of the mortgage loans will be serviced by various  servicers,  none of which will  service  more than 10% of the  mortgage loans in the aggregate.

The Mortgage Loans

The trust will contain  approximately  6,581 first lien adjustable rate mortgage loans secured by one- to four-family  residential real properties and individual condominium units.

The  mortgage  loans  have  an  aggregate  principal  balance  of  approximately
$1,709,183,115 as of the Cut-off Date.

Each mortgage loan has an initial  fixed-rate period of two, three,  five, seven or ten years,  other than  approximately  19.89% of the group I mortgage  loans, which do not have an initial fixed rate period.  After the fixed rate period, if any, the interest rate on each  mortgage loan will be adjusted  monthly based on
One-Month  LIBOR,  semi-annually  based on Six-Month LIBOR, or annually based on
One-Year  LIBOR or One-Year  Treasury,  to equal the related  index plus a fixed percentage set forth in or computed in accordance with the related note, subject to  rounding  and to certain  other  limitations,  including  an initial  cap, a subsequent  periodic cap on each adjustment date and a maximum lifetime mortgage rate, all as more fully  described  under "The Mortgage Pool" in this prospectus supplement.  The related index is as described under "The Mortgage  Pool-Indices on the Mortgage Loans" in this prospectus supplement.

The mortgage loans have been divided into two primary loan groups, designated as group I and group II, as more fully  described  below and in  Schedule A to this prospectus supplement.  The mortgage loans in group II have been further divided into six sub-groups,  designated as group II-1,  group II-2,  group II-3,  group
II-4,  group  II-5 and  group  II-6.  Except  under  the  limited  circumstances described in this prospectus  supplement,  the Class I-A-1  Certificates will be entitled to receive  distributions  solely with  respect to the group I mortgage loans, the Class II-A-1  Certificates will be entitled to receive  distributions solely  with  respect  to the group  II-1  mortgage  loans,  the  Class  II-A-2a
Certificates  and the Class  II-A-2b  Certificates  will be  entitled to receive distributions  solely with respect to the group II-2 mortgage  loans,  the Class
II-A-3  Certificates  will be  entitled  to receive  distributions  solely  with respect to the group II-3 mortgage loans, the Class II-A-4  Certificates and the
Class II-X-4 Certificates will be entitled to receive  distributions solely with respect to the group II-4 mortgage loans, the Class II-A-5  Certificates and the
Class II-X-5 Certificates will be entitled to receive  distributions solely with respect to the group II-5 mortgage loans and the Class II-A-6  Certificates will be  entitled  to receive  distributions  solely  with  respect to the group II-6 mortgage loans.

Approximately 85.32%,  95.20%,  76.29%, 91.72%, 85.16%, 67.47% and 83.66% of the
group I, group II-1,  group II-2,  group II-3,  group II-4, group II-5 and group
II-6 mortgage loans, respectively, will require payment of interest only for the initial period set forth in the related mortgage note.

Approximately  1.93%, 0.31%, 2.34%, 1.90%, 6.68% and 4.56% of the group I, group
II-1,  group  II-3,  group  II-4,  group  II-5 and group  II-6  mortgage  loans, respectively, are assumable in accordance with the terms of the related mortgage note.

The Group I Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group I as of the cut-off date:

Number of mortgage loans:...................2,164

Aggregate scheduled principal
   balance:..........................$528,676,117

Range of scheduled principal
   balances:................$31,372 to $1,554,000
Average scheduled principal
    balance:.............................$244,305
Range of mortgage rates (per annum):  1.875% to 8.500%
Weighted average mortgage rate (per annum):5.942%
Range of remaining terms to stated maturity (months):         293 to 360
Weighted average remaining term to stated maturity (months):  357
Weighted average loan-to-value ratio at origination: 78.28%
Weighted average gross margin (per annum):.2.648%
Weighted average cap at first interest adjustment date (per annum):    3.796%
Weighted average periodic cap (per annum):.1.226%
Weighted average maximum lifetime mortgage rate (per annum):  11.271%
Weighted average months to first interest adjustment date (months):    34
Loan Index Type:
1 Year LIBOR...............................13.06%
1 Year Treasury.............................1.21%
6 Month LIBOR..............................80.30%
One-Month LIBOR.............................5.43%

The Group II-1 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-1 as of the cut-off date:

Number of mortgage loans:.....................904

Aggregate scheduled principal
   balance:..........................$184,596,437

Range of scheduled principal
   balances:..................$40,500 to $600,000
Average scheduled principal
    balance:.............................$204,200
Range of mortgage rates (per annum): 3.250% to 6.875%
Weighted average mortgage rate (per annum):5.270%
Range of remaining terms to stated maturity (months):         175 to 359
Weighted average remaining term to stated maturity (months):  356
Weighted average loan-to-value ratio at origination: 75.87%
Weighted average gross margin (per annum):.2.275%
Weighted average cap at first interest adjustment date (per annum):    2.612%
Weighted average periodic cap (per annum):.1.888%
Weighted average maximum lifetime mortgage rate (per annum):  11.091%
Weighted average months to first interest adjustment date (months):    32
Loan Index Type:
1 Year LIBOR...............................78.25%
1 Year Treasury............................ 0.13%
6 Month LIBOR..............................21.61%

The principal  balances of the group II-1 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac's mortgage loan purchase program.

The Group II-2 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-2 as of the cut-off date:

Number of mortgage loans:......................60

Aggregate scheduled principal
   balance:...........................$31,163,116

Range of scheduled principal
   balances:...............$108,000 to $1,680,000
Average scheduled principal
    balance:.............................$519,385
Range of mortgage rates (per annum): 4.250% to 6.375%
Weighted average mortgage rate (per annum):5.298%
Range of remaining terms to stated maturity (months):         341 to 359
Weighted average remaining term to stated maturity (months):  356
Weighted average loan-to-value ratio at origination: 72.00%
Weighted average gross margin (per annum):.2.375%
Weighted average cap at first interest adjustment date (per annum):    3.572%
Weighted average periodic cap (per annum):.1.628%
Weighted average maximum lifetime mortgage rate (per annum):  10.813%
Weighted average months to first interest adjustment date (months):    32
Loan Index Type:
1 Year LIBOR...............................32.54%
6 Month LIBOR..............................67.46%

The Group II-3 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-3 as of the cut-off date:

Number of mortgage loans:..................2,509

Aggregate scheduled principal
   balance:..........................$496,056,112

Range of scheduled principal
   balances:..................$22,053 to $650,000
Average scheduled principal
    balance:.............................$197,711
Range of mortgage rates (per annum):  3.875% to 7.375%
Weighted average mortgage rate (per annum):5.734%
Range of remaining terms to stated maturity (months):         269 to 359
Weighted average remaining term to stated maturity (months):  356
Weighted average loan-to-value ratio at origination: 78.69%
Weighted average gross margin (per annum):.2.269%
Weighted average cap at first interest adjustment date (per annum):    5.078%
Weighted average periodic cap (per annum):.1.763%
Weighted average maximum lifetime mortgage rate (per annum):  10.901%
Weighted average months to first interest adjustment date (months):    56
Loan Index Type:
1 Year LIBOR...............................62.63%
1 Year Treasury............................ 0.06%
6 Month LIBOR..............................37.31%

The principal  balances of the group II-3 mortgage  loans will not exceed the limits  established by Freddie Mac in connection with Freddie Mac's mortgage loan purchase program.

The Group II-4 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-4 as of the cut-off date:

Number of mortgage loans:.....................485

Aggregate scheduled principal
   balance:..........................$247,138,687

Range of scheduled principal
   balances:................$85,890 to $1,920,000
Average scheduled principal
    balance:.............................$509,564
Range of mortgage rates (per annum):  4.125% to 6.625%
Weighted average mortgage rate (per annum):5.729%
Range of remaining terms to stated maturity (months):         337 to 359
Weighted average remaining term to stated maturity (months):  357
Weighted average loan-to-value ratio at origination: 73.42%
Weighted average gross margin (per annum):.2.260%
Weighted average cap at first interest adjustment date (per annum):    5.069%
Weighted average periodic cap (per annum):.1.759%
Weighted average maximum lifetime mortgage rate (per annum):  10.805%
Weighted average months to first interest adjustment date (months):    57
Loan Index Type:
1 Year LIBOR...............................67.37%
1 Year Treasury.............................0.18%
6 Month LIBOR..............................32.45%

The Group II-5 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-5 as of the cut-off date:

Number of mortgage loans:.....................165

Aggregate scheduled principal
   balance:...........................$67,098,751

Range of scheduled principal
   balances:................$45,311 to $1,500,000
Average scheduled principal
    balance:.............................$406,659
Range of mortgage rates (per annum):  4.500% to 7.375%
Weighted average mortgage rate (per annum):5.736%
Range of remaining terms to stated maturity (months):         351 to 358
Weighted average remaining term to stated maturity (months):  357
Weighted average loan-to-value ratio at origination: 71.89%
Weighted average gross margin (per annum):.2.319%
Weighted average cap at first interest adjustment date (per annum):    5.050%
Weighted average periodic cap (per annum):.1.847%
Weighted average maximum lifetime mortgage rate (per annum):  10.798%
Weighted average months to first interest adjustment date (months):    81
Loan Index Type:
1 Year LIBOR...............................79.43%
1 Year Treasury.............................2.57%
6 Month LIBOR..............................18.00%

The Group II-6 Mortgage Loans

The following  table  summarizes the approximate  characteristics  of all of the mortgage loans in group II-6 as of the cut-off date:

Number of mortgage loans:.....................294

Aggregate scheduled principal
   balance:..........................$154,453,895

Range of scheduled principal
   balances:...............$35,838  to $1,800,000
Average scheduled principal
    balance:.............................$525,353
Range of mortgage rates (per annum):  4.750% to 7.875%
Weighted average mortgage rate (per annum):5.881%
Range of remaining terms to stated maturity (months):         346 to 360
Weighted average remaining term to stated maturity (months):  358
Weighted average loan-to-value ratio at origination: 69.67%
Weighted average gross margin (per annum):.2.282%
Weighted average cap at first interest adjustment date (per annum):    5.002%
Weighted average periodic cap (per annum):.1.943%
Weighted average maximum lifetime mortgage rate (per annum):  10.884%
Weighted average months to first interest adjustment date (months):    118
Loan Index Type:
1 Year LIBOR...............................92.92%
1 Year Treasury.............................1.20%
6 Month LIBOR...............................5.88%

All Group II Mortgage Loans

The following table summarizes the approximate  characteristics  of the mortgage loans in all six loan groups as of the cut-off date:

Number of mortgage loans:...................4,417

Aggregate scheduled principal
   balance:........................$1,180,506,998

Range of scheduled principal
   balances:................$22,053 to $1,920,000
Average scheduled principal
    balance:.............................$267,264
Range of mortgage rates (per annum):  3.250% to 7.875%
Weighted average mortgage rate (per annum):5.668%
Range of remaining terms to stated maturity (months):         175 to 360
Weighted average remaining term to stated maturity (months):  357
Weighted average loan-to-value ratio at origination: 75.40%
Weighted average gross margin (per annum):.2.276%
Weighted average cap at first interest adjustment date (per annum):    4.639%
Weighted average periodic cap (per annum):.1.806%
Weighted average maximum lifetime mortgage rate (per annum):  10.900%
Weighted average months to first interest adjustment date (months):    62
Loan Index Type:
1 Year LIBOR...............................70.19%
1 Year Treasury.............................0.39%
6 Month LIBOR..............................29.43%

For additional information regarding the mortgage loans, see "The Mortgage Pool"
in this  prospectus  supplement and Schedule A, which is attached and is part of this prospectus supplement.

          Description of the Certificates

General

The Class I-A-1 Certificates will represent interests  principally in loan group
I, and are sometimes referred to herein as the group I senior certificates.

The Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class  I-B-2  and  Class  I-B-3
Certificates will each represent  subordinated interests in the group I mortgage loans  and  are  sometimes  referred  to  herein  as  the  group  I  subordinate certificates.  The Class I-A-1,  Class I-M-1, Class I-M-2, Class I-B-1 and Class
I-B-2  Certificates  are  sometimes  referred  to  herein as the group I offered certificates.  The Class I-B-3, Class XP and Class B-IO Certificates,  which are not offered by this prospectus supplement,  and are sometimes referred to herein as the  non-offered  group I  certificates,  will  each  represent  subordinated interests in the group I mortgage loans.

Payments of interest and principal on each class of group I senior  certificates will be made from group I mortgage  loans  except in the  limited  circumstances described herein.

The Class II-A-1 Certificates will represent interests principally in loan group
II-1. The Class II-A-2a  Certificates  and the Class II-A-2b  Certificates  will
represent   interests   principally   in  loan  group  II-2.  The  Class  II-A-3
Certificates will represent interests  principally in loan group II-3. The Class
II-A-4  Certificates and the Class II-X-4  Certificates will represent interests principally  in loan group II-4.  The Class  II-A-5  Certificates  and the Class
II-X-5 Certificates will represent interests principally in loan group II-5. The
Class II-A-6  Certificates  will represent  interests  principally in loan group
II-6.  The Class II-A-1,  Class  II-A-2a,  Class  II-A-2b,  Class II-A-3,  Class
II-A-4,  Class II-X-4,  Class II-A-5, Class II-X-5 and Class II-A-6 Certificates
are sometimes referred to herein as the group II senior  certificates.  Payments of interest and principal on each class of group II senior  certificates will be made first from  mortgage  loans in the related  loan group and  thereafter,  in limited  circumstances as further described  herein,  from mortgage loans in the other loan  groups in loan group II.  The group I senior  certificates  together with the group II senior  certificates  are sometimes  referred to herein as the senior certificates

The Class  II-B-1,  Class II-B-2,  Class  II-B-3,  Class II-B-4 and Class II-B-5
Certificates will each represent subordinated interests in the group II mortgage loans and are sometimes  referred to herein as the group II offered  subordinate certificates.  The  group  II  senior  certificates  and the  group  II  offered subordinate  certificates  are  sometimes  referred  to  herein  as the group II offered certificates.

The  trust  will  also  issue  Class  II-B-6,  Class  II-B-7  and  Class  II-B-8
Certificates,  which are not  offered  by this  prospectus  supplement,  and are sometimes  referred  to herein as the  non-offered  group II  certificates.  The non-offered group II certificates will each represent  subordinated interests in the group II mortgage  loans.  The  non-offered  group II  certificates  have an initial principal balance of $17,707,898.

The group I offered certificates and group II offered certificates are sometimes referred to herein as the offered certificates.

The group II offered  subordinate  certificates,  together with the  non-offered group  II  certificates  are  sometimes  referred  to  herein  as the  group  II subordinate certificates. The group I subordinate certificates together with the group II  subordinate  certificates  are  sometimes  referred  to  herein as the subordinate certificates.

The  group  II  subordinate  certificates,  together  with the  group II  senior certificates are sometimes referred to herein as the group II certificates.

The non-offered group I certificates, the non-offered group II certificates, the
Class R Certificates and the Class R-X  Certificates,  together with the offered certificates are sometimes  referred to herein as the certificates.  The Class R
Certificates  and the Class R-X  Certificates  (also  referred  to herein as the residual certificates),  which are not offered pursuant to this prospectus, will represent the residual interests in the real estate mortgage investment conduits established by the trust.

The assumed  final  distribution  date for the group I offered  certificates  is
March 25, 2035.

The assumed final  distribution  date for the group II offered  certificates  is
April 25, 2035.

Record Date

For each class of group I offered  certificates,  and for any distribution date, the business  day  preceding  the  applicable  distribution  date so long as the offered  certificates  remain in book-entry  form; and otherwise the record date shall be the last  business day of the month  preceding  the month in which such distribution date occurs.  For each class of group II certificates,  and for any distribution  date,  the close of business on the last business day of the month preceding the month in which such distribution date occurs. Denominations

For each class of senior  certificates  $1,000 and  multiples of $1.00 in excess thereof except that one certificate of each class may be issued in the remainder of the class. For each class of offered  subordinate  certificates,  $25,000 and multiples of $1.00 in excess thereof  except that one  certificate of each class may be issued in the remainder of the class.

Registration of Offered Certificates

The trust will issue the offered  certificates,  initially in  book-entry  form.
Persons  acquiring  interests  in these  offered  certificates  will hold  their beneficial  interests through The Depository Trust Company. The trust will issue the residual certificates in certificated fully-registered form.

We refer you to "Description of the  Certificates-Registration of the Book-Entry
Certificates" in this prospectus supplement.

Pass Through Rates

The pass-through rates on each class of offered certificates and the Class I-B-3
Certificates are as follows:

The Class I-A-1,  Class I-M-1,  Class I-M-2,  Class I-B-1, Class I-B-2 and Class
I-B-3  Certificates will bear interest at a pass-through rate equal to the least of (i) one-month LIBOR plus the related margin,  (ii) 11.50% per annum and (iii)
the weighted  average of the net rates of the mortgage  loans in loan group I as adjusted  to  an  effective  rate  reflecting  the  accrual  of  interest  on an actual/360 basis. The pass-through rate with respect to each of the Class I-A-1,
Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates
and the first  interest  accrual period is expected to be  approximately  2.92%,
3.17%, 3.42%, 3.97%, 4.67% and 4.67% per annum, respectively.

The related margin for the Class I-A-1,  Class I-M-1,  Class I-M-2, Class I-B-1,
Class I-B-2 and Class I-B-3  Certificates will be 0.25%,  0.50%,  0.75%,  1.30%,
2.00% and 2.00% per annum, respectively, provided that, after the first possible optional  termination date, the related margin for the Class I-A-1, Class I-M-1,
Class  I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3  Certificates  will be
0.500%, 0.750%, 1.125%, 1.950%, 3.000% and 3.000% per annum, respectively. If on any distribution  date, the pass-through rate for a class of the group I offered certificates and the Class

I-B-3  Certificates is based on the net rate cap as described in this prospectus supplement,  the  holders of the  related  certificates  will  receive a smaller amount of interest than such holders  would have  received on such  distribution date had the  pass-through  rate  been  calculated  based on the  lesser  of (a)
one-month LIBOR plus the related margin and (b) 11.50% per annum.  However,  the shortfalls  described in this paragraph may be covered by excess  cashflow or by the cap contracts as described in the prospectus supplement.

The Class II-A-1 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the group II-1 mortgage loans.
The  pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 4.887% per annum.

The Class  II-A-2a  Certificates  and the Class II-A-2b  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the group II-2 mortgage loans. The  pass-through  rate with respect to the first interest accrual period is expected to be approximately  4.930% per annum.

The Class II-A-3 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the group II-3 mortgage loans.
The  pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 5.351% per annum.

On or  prior  to the  distribution  date in  November  2009,  the  Class  II-A-4
Certificates  will bear  interest at a variable  pass-through  rate equal to the weighted  average  of the net  rates of the  group  II-4  mortgage  loans  minus approximately  0.548% per annum.  After the distribution  date in November 2009, the Class II-A-4 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the group II-4 mortgage loans.
The  pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 4.850% per annum.

On or  prior  to the  distribution  date in  November  2009,  the  Class  II-X-4
Certificates  will  bear  interest  at  a  fixed   pass-through  rate  equal  to
approximately 0.548% per annum based on a notional amount equal to the aggregate certificate  principal  balance  of the  Class  II-A-4  Certificates.  After the distribution date in November 2009, the Class II-X-4  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or  prior  to the  distribution  date in  November  2011,  the  Class  II-A-5
Certificates  will bear  interest at a variable  pass-through  rate equal to the weighted  average  of the net  rates of the  group  II-5  mortgage  loans  minus approximately  0.749% per annum.  After the distribution  date in November 2011, the Class II-A-5 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the group II-5 mortgage loans.
The  pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 4.722% per annum.

On or  prior  to the  distribution  date in  November  2011,  the  Class  II-X-5
Certificates  will  bear  interest  at  a  fixed   pass-through  rate  equal  to
approximately 0.749% per annum based on a notional amount equal to the aggregate certificate  principal  balance  of the  Class  II-A-5  Certificates.  After the distribution date in November 2011, the Class II-X-5  Certificates will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

The Class II-A-6 Certificates will bear interest at a variable pass-through rate equal to the weighted average of the net rates of the group II-6 mortgage loans.
The  pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 5.628% per annum.

The Class II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class
II-B-6,  Class II-B-7 and Class II-B-8 Certificates will each bear interest at a variable pass-through rate equal to the weighted average of the weighted average net rate of the  mortgage  loans in each loan group in loan group II weighted in proportion to the excess of the aggregate stated principal  balance of each such loan  group  over the  aggregate  certificate  principal  balance  of the senior certificates  related to such loan group. The pass-through  rate with respect to the first  interest  accrual period is expected to be  approximately  5.320% per annum.

The Residual Certificates do not have a pass-through rate and will not bear interest.

Distributions on the Certificates

General.  The  issuer  will make  distributions  with  respect  to each class of certificates  primarily  from certain  collections  and other  recoveries on the mortgage loans.

Interest Payments: On each distribution date holders of the offered certificates and the Class I-B-3 Certificates will be entitled to receive:

o    the interest that has accrued on the certificate  principal  balance of the related certificates at the applicable pass-through rate during the related interest accrual period, and

o    any interest due on a prior distribution date that was not paid, less

o    interest shortfalls allocated to the related certificates.

The interest  accrual period for the group I offered  certificates and the Class
I-B-3  Certificates  will  be  the  period  from  and  including  the  preceding distribution  date  (or  from  the  closing  date,  in the  case  of  the  first distribution  date) to and including  the day prior to the current  distribution date.  Interest  on the  group  I  offered  certificates  and  the  Class  I-B-3
Certificates  will be  calculated  on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.

Each class of group I offered  certificates and the Class I-B-3 Certificates may receive  additional  interest  distributions from payments under the related cap contract,  as described  below under "The Cap Contracts".  The interest  accrual period  for  the  group  II  offered  certificates  will be the  calendar  month immediately  preceding the calendar month in which a  distribution  date occurs.
Calculations of interest on the group II offered certificates will be based on a
360-day year that consists of twelve 30-day months.

The  notional  balance  of  the  Class  II-X-4   Certificates  for  purposes  of
calculating accrued certificate  interest is equal to the certificate  principal balance of the Class  II-A-4  Certificates.  The  notional  balance of the Class
II-X-5 Certificates for purposes of calculating accrued certificate  interest is equal to the certificate principal balance of the Class II-A-5 Certificates.

Payments on Group I Certificates

On each distribution date,  holders of the group I offered  certificates and the
Class I-B-3  Certificates  will receive a distribution of interest and principal on their  certificates  if there is cash  available  on that date subject to the priorities for payment set forth in this prospectus supplement. Distributions to the holders of the group I offered certificates and the Class I-B-3 Certificates will be made as follows: First, distributions of interest to the group I offered
certificates  and  the  Class  I-B-3  Certificates,   and  payment  of  interest
shortfalls  from  previous  distribution  dates in the case of the  Class  I-A-1
Certificates,  will be made  from  interest  collections  derived  from  group I mortgage loans in the following  order of priority:

o    First, to the Class I-A-1 Certificates;

o    Second, to the Class I-M-1 Certificates;

o    Third, to the Class I-M-2 Certificates;

o    Fourth, to the Class I-B-1 Certificates;

o    Fifth, to the Class I-B-2 Certificates; and

o    Sixth, to the Class I-B-3 Certificates.

Second,  distributions of principal to the group I offered  certificates and the
Class I-B-3  Certificates  will be made primarily  from  principal  collections, advances and excess  interest  derived from the group I mortgage loans until the required level of  overcollateralization  is reached,  in the following order of priority:

o    First, to the Class I-A-1 Certificates;

o    Second, to the Class I-M-1 Certificates;

o    Third, to the Class I-M-2 Certificates;

o    Fourth, to the Class I-B-1 Certificates;

o    Fifth, to the Class I-B-2 Certificates; and

o    Sixth, to the Class I-B-3 Certificates.

Third,  distributions of any remaining excess interest will be made to the group
I offered  certificates  and the Class I-B-3  Certificates for payment of unpaid interest  shortfalls  and  unpaid  realized  losses  in the  following  order of priority:

o    First, to the Class I-A-1 Certificates;

o    Second, to the Class I-M-1 Certificates;

o    Third, to the Class I-M-2 Certificates;

o    Fourth, to the Class I-B-1 Certificates;

o    Fifth, to the Class I-B-2 Certificates; and

o    Sixth, to the Class I-B-3 Certificates.

Distributions to group I offered  certificates and the Class I-B-3  Certificates will be made from any remaining  excess  interest to cover basis risk shortfalls in the following order of priority:

o    First, to the Class I-A-1 Certificates;

o    Second, to the Class I-M-1 Certificates;

o    Third, to the Class I-M-2 Certificates;

o    Fourth, to the Class I-B-1 Certificates;

o    Fifth, to the Class I-B-2 Certificates; and

o    Sixth, to the Class I-B-3 Certificates.

Distributions  of  any  remaining  excess  cashflow  will  be  made  to  certain non-offered group I certificates.

Payments on Group II Certificates

On each  distribution  date,  holders of the group II offered  certificates will receive a distribution  of interest and principal on their  certificates  (other than the Class II-X-4 Certificates and the Class II-X-5 Certificates in the case of principal  distributions) to the extent of available funds and subject to the priorities for payment set forth in this prospectus supplement. Distributions to the holders of the group II offered certificates will be made as follows: First, distributions  of interest to the group II offered  certificates  and payment of interest shortfalls from previous  distribution dates will be made from interest collections  derived  from group II mortgage  loans in the  related  loan group.
Second,  any  remaining  available  funds  for  that  loan  group  will  then be distributed to the related group II senior  certificates in payment of principal up to the amount of principal distributions to which the related group II senior
certificates  are  entitled  on  that  distribution   date.   Monthly  principal
distributions on the Class II-A-1  Certificates will generally include principal payments on the group II-1 mortgage loans.  Monthly  principal  distributions on the Class II-A-2a Certificates and the Class II-A-2b Certificates will generally include principal  payments on the group II-2 mortgage loans.  Monthly principal distributions on the Class II-A-3  Certificates will generally include principal payments on the group II-3 mortgage loans.  Monthly  principal  distributions on the Class II-A-4  Certificates will generally include principal  payments on the group II-4 mortgage loans.  Monthly principal  distributions on the Class II-A-5
Certificates  will  generally  include  principal  payments  on the  group  II-5 mortgage loans. Monthly principal distributions on the Class II-A-6 Certificates will  generally  include  principal  payments on the group II-6 mortgage  loans.
After  payment in full of principal to the group II senior  certificates  in any certificate  group,  payments  of  principal  and  interest  will be  made  from remaining available funds for the related loan group to the group II subordinate certificates,  sequentially, in the order of their numerical class designations.
You  should  review  the  priority  of  payments  for the  offered  certificates described under  "Description of the Certificates - Distributions on the Group I
Certificates"  and "-  Distributions  on the  Group  II  Certificates"  in  this prospectus  supplement.  See also  "Description of the  Certificates-  Principal
Distributions on the Group II Senior Certificates" and "-Principal Distributions
on the Group II Subordinate Certificates" in this prospectus supplement.

Credit Enhancement

Credit   enhancement   provides  limited  protection  to  holders  of  specified
certificates against shortfalls in payments received on the mortgage loans.

Group I Offered Certificates

Excess Spread and Overcollateralization. The group I mortgage loans are expected to generate  more interest than is needed to pay interest on the group I offered certificates  and the Class I-B-3  Certificates  because we expect the  weighted average net  interest  rate of the group I mortgage  loans to be higher than the weighted average  pass-through rate on the group I offered  certificates and the
Class I-B-3 Certificates.  Interest payments received in respect of the mortgage loans in excess of the  amount  that is  needed to pay  interest  on the group I offered certificates and the Class I-B-3 Certificates and related trust expenses will be used to reduce the total  principal  balance of the group I certificates and the Class I-B-3 Certificates until a required level of overcollateralization has been achieved.

See  "Description of the  Certificates-Excess  Spread and  Overcollateralization
Provisions" in this prospectus supplement.

Subordination;  Allocation of Losses. By issuing group I senior certificates and group I subordinate  certificates,  the trust has increased the likelihood  that the group I senior  certificateholders will receive regular payments of interest and principal.

The group I senior  certificates  will have  payment  priority  over the group I
subordinated   certificates.   Among  the   classes   of  group  I   subordinate
certificates,  the Class I-M-1  Certificates will have payment priority over the
Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates,
the Class I-M-2  Certificates  will have payment  priority over the Class I-B-1, the Class I-B-2 and the Class I-B-3  Certificates,  the Class I-B-1 Certificates
will have payment priority over the Class I-B-2 Certificates and the Class I-B-3
Certificates  and the Class I-B-2  Certificates  will have payment priority over the Class I-B-3 Certificates.

     In general, this loss protection is accomplished by allocating any realized losses on the group I mortgage  loans in excess of available  excess  spread and any current  overcollateralization  for the group I offered  certificates to the group I  subordinate  certificates,  beginning  with  the  group  I  subordinate certificates with the lowest payment priority,  until the certificate  principal balance of that class of group I  subordinate  certificates  has been reduced to zero and then  allocating  any loss to the  next  most  junior  class of group I subordinate certificates,  until the certificate principal balance of each class of group I  subordinate  certificates  has been  reduced to zero.  If no group I subordinate  certificates remain outstanding,  the principal portion of realized losses  on the group I  mortgage  loans  will be  allocated  to the Class  I-A-1
Certificates until the certificate principal balance thereof has been reduced to zero.

See   "Description   of  the   Certificates-Allocation   of   Realized   Losses;
Subordination" in this prospectus supplement.

Group II Offered Certificates

Subordination;  Allocation of Losses.  The credit  enhancement  provided for the benefit  of the  holders  of the  group  II  offered  certificates  consists  of subordination.  By issuing group II senior certificates and group II subordinate certificates,  the trust has  increased the  likelihood  that the holders of the group II senior certificates and the group II subordinate  certificates having a higher payment priority will receive regular payments of interest and principal.

The group II senior  certificates will have a payment priority over the group II
subordinate   certificates.   Among  the   classes   of  group  II   subordinate
certificates,  each  class  of group II  subordinate  certificates  with a lower numerical class  designation will have payment priority over each class of group
II subordinate certificates with a higher numerical class designation.

As with the group I certificates,  loss protection for the group II certificates is accomplished by allocating any realized losses on the group II mortgage loans
to  the  group  II  subordinate  certificates,   beginning  with  the  group  II
subordinate certificates with the lowest payment priority, until the certificate principal  balance of that class of group II subordinate  certificates  has been reduced to zero and then  allocating  any loss to the next most junior  class of group II subordinate  certificates,  until the certificate  principal balance of each class of group II subordinate  certificates has been reduced to zero. If no group II subordinate  certificates remain outstanding,  the principal portion of realized losses on the group II mortgage loans will be allocated, in the case of realized  losses  on  the  group  II-1  mortgage  loans,  to  the  Class  II-A-1
Certificates until the certificate principal balance thereof has been reduced to zero, in the case of realized losses on the group II-2 mortgage loans,  first to the Class II-A-2b  Certificates until the certificate  principal balance thereof has been reduced to zero and then to the Class  II-A-2a  Certificates  until the certificate  principal  balance thereof has been reduced to zero, in the case of realized  losses  on  the  group  II-3  mortgage  loans,  to  the  Class  II-A-3
Certificates until the certificate principal balance thereof has been reduced to zero, in the case of realized  losses on the group II-4 mortgage  loans,  to the
Class II-A-4  Certificates  until the certificate  principal balance thereof has been reduced to zero, in the case of realized  losses on the group II-5 mortgage loans, to the Class II-A-5 Certificates until the certificate  principal balance thereof has been reduced to zero and in the case of realized losses on the group
II-6 mortgage  loans,  to the Class II-A-6  Certificates  until the  certificate principal balance thereof has been reduced to zero.

Subordination  provides the holders of the senior  certificates  and subordinate certificates having a higher payment priority in each loan group with protection against  losses  realized  when the  remaining  unpaid  principal  balance  on a mortgage loan exceeds the amount of proceeds  recovered upon the  liquidation of that mortgage loan.

As of the closing date, the aggregate certificate principal balance of the Class
II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5, Class II-B-6,
Class II-B-7 and Class II-B-8 Certificates will equal approximately 7.30% of the aggregate  certificate  principal  balance  of  all  classes  of  the  group  II certificates.  As of the  closing  date,  the  aggregate  certificate  principal balance of the Class  II-B-6,  Class II-B-7 and Class II-B-8  Certificates  will equal approximately 1.50% of the aggregate  certificate principal balance of the group II certificates.

In  addition,  to extend  the  period  during  which  the  group II  subordinate certificates  remain  available  as  credit  enhancement  to the group II senior certificates, the entire amount of any prepayments and certain other unscheduled recoveries of principal  with respect to the mortgage  loans in the related loan group  will be  allocated  to the group II senior  certificates  of the  related certificate group to the extent described in this prospectus  supplement on each distribution date during the first seven years after the closing date (with such allocation  to be subject  to further  reduction  over an  additional  four year period  thereafter as described in this prospectus  supplement),  unless certain subordination  levels are achieved and certain  loss and  delinquency  tests are satisfied.  This structure  will  accelerate  the  amortization  of the group II senior certificates relating to each loan group as a whole while, in the absence of realized losses in respect of the group II mortgage loans in the related loan group,  increasing the percentage interest in the principal balance of the group
II  mortgage  loans in such loan  group the  group II  subordinate  certificates evidence.

See "Description of the  Certificates-Allocation  of Losses;  Subordination"  in
this prospectus supplement. Advances

Each servicer  will make cash  advances  with respect to delinquent  payments of scheduled  interest and  principal  on the  mortgage  loans for which it acts as servicer,  in general, to the extent that such servicer reasonably believes that such cash  advances can be repaid from future  payments on the related  mortgage loans. If the related servicer fails to make any required  advances,  the master servicer may be obligated to do so, as described in this prospectus  supplement.
These cash  advances  are only  intended to maintain a regular flow of scheduled interest  and  principal  payments on the  certificates  and are not intended to guarantee or insure against losses.

The Cap Contracts

Each class of group I offered certificates and the Class I-B-3 Certificates will be entitled to the benefits  provided by the related cap contract.  There can be no assurance as to the extent of benefits,  if any,  that may be realized by the group I  certificateholders  as a  result  of the cap  contracts.  See  "The Cap
Contracts" in this prospectus supplement.

Optional Termination

At its option,  the EMC or its designee  may purchase  from the trust all of (i)
the group I mortgage  loans,  together with any  properties  in respect  thereof acquired  on behalf of the  trust,  and  thereby  effect  termination  and early retirement of the group I certificates after the stated principal balance of the group I mortgage loans (and properties  acquired in respect thereof),  remaining in the trust has been reduced to less than 20% of the stated  principal  balance of the  group I  mortgage  loans as of the  cut-off  date and (ii) the  group II mortgage  loans,  together with any  properties in respect  thereof  acquired on behalf of the trust, and thereby effect  termination and early retirement of the group II  certificates  after  the  stated  principal  balance  of the  group II mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated  principal  balance of the group II mortgage  loans,  as of the cut-off date . See  "Pooling and  Servicing
Agreement-Termination"  in  this  prospectus  supplement.   Federal  Income  Tax
Consequences

One or more  elections  will be made to treat the  mortgage  loans  and  certain related  assets as one or more real  estate  mortgage  investment  conduits  for federal income tax purposes.

See "Federal Income Tax Consequences" in this prospectus supplement.
Ratings

It is a  condition  to  the  issuance  of  the  certificates  that  the  offered certificates  receive the  following  ratings from Standard  &  Poors Rating
Services,  a division of The McGraw-Hill  Companies,  Inc., which is referred to herein as S&P,  and Moody's  Investors  Service,  Inc., which is referred to herein as Moody's:

Offered Certificates             S&P       Moody's
Class I-A-1                      AAA         Aaa
Class II-A-1                     AAA         Aaa
Class II-A-2a                    AAA         Aaa
Class II-A-2b                    AAA         Aa1
Class II-A-3                     AAA         Aaa
Class II-A-4                     AAA         Aaa
Class II-X-4                     AAA         Aaa
Class II-A-5                     AAA         Aaa
Class II-X-5                     Aaa         Aaa
Class II-A-6                     AAA         Aaa
Class I-M-1                      AA          Aa2
Class I-M-2                       A          A2
Class I-B-1                      BBB        Baa2
Class I-B-2                     BBB-        Baa3
Class II-B-1                     AA+         Aa1
Class II-B-2                     AA+         Aa2
Class II-B-3                     AA          A2
Class II-B-4                      A         Baa2
Class II-B-5                     BBB         NA

-----------------------------

A rating is not a  recommendation  to buy,  sell or hold  securities  and either rating  agency can revise or  withdraw  such  ratings at any time.  In  general, ratings address credit risk and do not address the likelihood of prepayments.

-------------------------------------------------------------------------------------------------------------------

See "Yield on the Certificates" and "Ratings" in this prospectus  supplement and
"Yield Considerations" in the prospectus.

Legal Investment

The offered  certificates (other than the Class I-M-2, Class I-B-1, Class I-B-2,
Class  II-B-3,  Class  II-B-4 and Class  II-B-5  Certificates)  will  constitute
"mortgage  related  securities"  for purposes of SMMEA.  The Class I-M-2,  Class
I-B-1,  Class I-B-2,  Class II-B-3,  Class II-B-4 and Class II-B-5  Certificates
will not constitute "mortgage related securities" for purposes of SMMEA.

See "Legal  Investment"  in this  prospectus  supplement  and "Legal  Investment
Matters" in the prospectus.

ERISA Considerations

The  offered  certificates  may be  purchased  by  persons  investing  assets of employee benefit plans or individual  retirement accounts,  subject to important considerations.  Plans should consult with their legal advisors before investing in the offered certificates.

See "ERISA Considerations" in this prospectus supplement.

                                  RISK FACTORS

     You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

The Offered  Certificates Will Have Limited  Liquidity,  So You May Be Unable to
Sell Your Securities or May Be Forced to Sell Them at a Discount from Their Fair
Market Value.

     The  underwriter  intends  to  make  a  secondary  market  in  the  offered certificates,  however the underwriter will not be obligated to do so. There can be no  assurance  that a  secondary  market for the  offered  certificates  will develop  or, if it does  develop,  that it will  provide  holders of the offered certificates  with liquidity of investment or that it will continue for the life of the  offered  certificates.  As a  result,  any  resale  prices  that  may be available for any offered certificate in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered certificates will not be listed on any securities exchange.

Credit Enhancement Is Limited; the Failure of Credit Enhancement to Cover Losses
on the  Trust  Fund  Assets  May  Result  in  Losses  Allocated  to the  Offered
Certificates.

     The subordination of each class of group I subordinate  certificates to the group I senior certificates and the classes of group I subordinate  certificates with a higher payment  priority and the  subordination of each class of group II subordinate  certificates to the group II senior certificates and the classes of group II subordinate  certificates with a higher payment priority, in each case, as  described  in  this  prospectus  supplement,  is  intended  to  enhance  the likelihood  that holders of the applicable  senior  certificates,  and to a more limited  extent,  that  holders of the  subordinate  certificates  with a higher payment priority, will receive regular payments of interest and principal and to provide the holders of the applicable senior certificates, and to a more limited extent,  holders  of  related  subordinate  certificates  with a higher  payment priority,  with  protection  against losses  realized when the remaining  unpaid principal  balance on a mortgage  loan in the related  loan group or loan groups exceeds the amount of proceeds  recovered upon the  liquidation of that mortgage loan.  In general,  this loss  protection  is  accomplished  by  allocating  the principal  portion of any realized  losses,  to the extent not covered by excess spread or overcollateralization  in the case of the group I certificates,  among the certificates,  beginning with the related subordinate  certificates with the lowest  payment  priority,  until  the  certificate  principal  balance  of that subordinate  class has been reduced to zero.  The principal  portion of realized losses are then  allocated to the next most junior class of related  subordinate certificates,  until the certificate  principal balance of each class of related subordinate  certificates  is  reduced  to  zero.  If  no  group  I  subordinate certificates remain outstanding, the principal portion of realized losses on the group I mortgage loans will be allocated to the Class I-A-1  Certificates  until the certificate  principal balance thereof has been reduced to zero. If no group
II  subordinate  certificates  remain  outstanding,  the  principal  portion  of realized losses on the group II mortgage loans will be allocated, in the case of realized  losses  on  the  group  II-1  mortgage  loans,  to  the  Class  II-A-1
Certificates,  in the case of realized  losses on the group II-2 mortgage loans, first to the Class II-A-2b Certificates until the certificate  principal balance thereof  has been  reduced  to zero and then to the Class  II-A-2a  Certificates until the certificate principal balance thereof has been reduced to zero, in the case of realized  losses on the group II-3 mortgage  loans,  to the Class II-A-3
Certificates,  in the case of realized  losses on the group II-4 mortgage loans, to the Class II-A-4  Certificates,  in the case of realized  losses on the group
II-5  mortgage  loans,  to the  Class  II-A-5  Certificates  and in the  case of realized  losses  on  the  group  II-6  mortgage  loans,  to  the  Class  II-A-6
Certificates. Accordingly, if the aggregate certificate principal balance of the related classes of subordinate  certificates  with a lower payment priority were to be reduced to zero,  delinquencies  and defaults on the mortgage loans in the related  loan  groups  would  reduce the amount of funds  available  for monthly distributions  to  the  holders  of  the  classes  of  the  related  subordinate certificates  with a  higher  payment  priority.  If the  aggregate  certificate principal balance of the related classes of subordinate  certificates were to be reduced to zero, delinquencies and defaults on the mortgage loans in the related loan group would reduce the amount of funds available for monthly  distributions to the  holders of the  related  senior  certificates.  In the case of  realized losses in group I mortgage loans only,  realized losses will be covered first by excess  interest  and  then by  overcollateralization  on the  group  I  offered certificates  provided by the group I mortgage  loans before any  allocation  of realized losses to the group I subordinate certificates.

     The  ratings of the  offered  certificates  by the rating  agencies  may be lowered  following  the  initial  issuance  thereof as a result of losses on the mortgage loans in the related loan group in excess of the levels contemplated by the rating  agencies at the time of their initial rating  analysis.  Neither the depositor, the master servicer, any servicer, the securities administrator,  the trustee  nor any of their  respective  affiliates  will have any  obligation  to replace or  supplement  any credit  enhancement,  or to take any other action to maintain the ratings of the offered  certificates.  See  "Description  of Credit
Enhancement-Reduction or Substitution of Credit Enhancement" in the prospectus.

The Rate and Timing of Principal  Distributions on the Offered Certificates Will
Be Affected by Prepayment Speeds.

     The rate and timing of distributions  allocable to principal on the offered certificates  will  depend,  in  general,  on the rate and  timing of  principal payments (including prepayments and collections upon defaults,  liquidations and repurchases)  on the mortgage loans in the related loan group and the allocation thereof to pay principal on these  certificates  as provided in this  prospectus supplement.  As is the case with mortgage pass-through  certificates  generally,
the  offered   certificates  are  subject  to  substantial   inherent  cash-flow
uncertainties  because the mortgage  loans may be prepaid at any time.  However, with respect to approximately  40.37%,  3.17%,  3.39%,  2.38%,  2.01%, 3.44% and
2.60% of the group I, group II-1, group II-2, group II-3, group II-4, group II-5 and group II-6 mortgage loans, respectively,  a prepayment within four months to five years of its origination may subject the related  mortgagor to a prepayment charge,  which may act as a deterrent to  prepayment of the mortgage  loan.  See
"The Mortgage Pool" in this prospectus supplement.

     Generally, when prevailing interest rates are increasing,  prepayment rates on mortgage loans tend to decrease.  A decrease in the  prepayment  rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered  certificates at a time when  reinvestment  at higher  prevailing rates would be desirable.

     Conversely, when prevailing interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the prepayment  rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered certificates,  at time when reinvestment at comparable yields may not be possible.

     Unless  the   certificate   principal   balances  of  the  group  I  senior
certificates  have been reduced to zero,  the group I  subordinate  certificates will  not  be  entitled  to any  principal  distributions  until  at  least  the distribution  date  occurring  in  March  2008 or  during  any  period  in which delinquencies  or losses on the mortgage loans exceed certain levels.  This will accelerate  the  amortization  of  the  group  I  senior  certificates  in  each certificate  group as a whole while,  in the absence of losses in respect of the mortgage loans in the related loan group,  increasing the percentage interest in the principal balance of the mortgage loans the group I subordinate certificates evidence.

     On each  distribution  date  during the first seven years after the closing date,  the  entire  amount of any  prepayments  and  certain  other  unscheduled recoveries of principal  with respect to the group II mortgage loans in any loan group will be allocated to the related senior certificates, with such allocation to be  subject  to  further  reduction  over  an  additional  four  year  period thereafter,  as described in this  prospectus  supplement,  unless the amount of subordination  provided  to the  group II  senior  certificates  by the group II subordinate certificates is twice the amount as of the cut-off date, and certain loss and delinquency tests are satisfied.  This will accelerate the amortization of the group II senior  certificates in each certificate group as a whole while, in the absence of losses in respect of the  mortgage  loans in the related  loan group,  increasing  the  percentage  interest  in the  principal  balance of the mortgage loans the group II subordinate certificates evidence.

     For further  information  regarding the effect of principal  prepayments on the  weighted  average  lives of the  offered  certificates,  see  "Yield on the
Certificates"  in this  prospectus  supplement,  including  the tables  entitled
"Percent  of  Initial   Principal  Amount   Outstanding  at  the  Following  CPR
Percentage" in this prospectus supplement.

The Yield to Maturity on the  Offered  Certificates  Will Depend on a Variety of
Factors.

     The yield to maturity on the offered  certificates will depend, in general, on:

o    the applicable purchase price; and

o    the rate and  timing  of  principal  payments  (including  prepayments  and collections  upon defaults,  liquidations  and  repurchases) on the related mortgage  loans  and the  allocation  thereof  to  reduce  the  certificate principal balance of the offered certificates, as well as other factors.

     The  yield to  investors  on the  offered  certificates  will be  adversely affected  by any  allocation  thereto  of  interest  shortfalls  on the  related mortgage loans.

     In general,  if the offered  certificates  are  purchased  at a premium and principal  distributions  on the related  mortgage  loans occur at a rate faster than  anticipated  at the  time of  purchase,  the  investor's  actual  yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the offered certificates are purchased at a discount and principal distributions on the related  mortgage  loans occur at a rate slower than that  anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that originally assumed.

     The  proceeds  to the  depositor  from  the  sale of the  group  I  offered certificates and group II offered certificates were determined based on a number of  assumptions,  including  a 30%  and  25%,  respectively,  constant  rate  of prepayment  each  month,  or CPR,  relative  to the then  outstanding  principal balance  of the  related  mortgage  loans.  No  representation  is made that the mortgage  loans  will  prepay  at this rate or at any  other  rate,  or that the mortgage  loans will  prepay at the same  rate.  The yield  assumptions  for the offered  certificates will vary as determined at the time of sale. See "Yield on the Certificates" in this prospectus supplement.

A Transfer of Servicing May Result in an Increased Risk of Delinquency  and Loss
on the Mortgage Loans.

     The  primary  servicing  for a  portion  of  the  mortgage  loans  will  be transferred to EMC on or before April 1, 2005.  Investors  should note that when the servicing of mortgage loans is  transferred,  there is generally an increase in delinquencies  associated with such transfer.  Such increase in delinquencies may  result in losses,  which,  to the extent  they are not  absorbed  by credit enhancement,  will cause losses or  shortfalls  to be incurred by the holders of the offered  certificates.  In addition,  any higher default rate resulting from such transfer may result in an  acceleration  of  prepayments  on those mortgage loans.

The  Underwriting  Standards of Some of the Mortgage Loans Do Not Conform to the
Standards  of Fannie Mae or Freddie  Mac, And May Present a Greater Risk of Loss
with Respect to those Mortgage Loans.

     Some  of  the  mortgage  loans  were   underwritten   in  accordance   with
underwriting standards which are primarily intended to provide for single family
"non-conforming"  mortgage  loans.  A  "non-conforming"  mortgage  loan  means a mortgage loan that is  ineligible  for purchase by Fannie Mae or Freddie Mac due to either  credit  characteristics  of the related  mortgagor  or  documentation standards in connection with the  underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for "A" credit
mortgagors.    These   credit    characteristics    include   mortgagors   whose
creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie
Mac  underwriting  guidelines  and  mortgagors  who may have a record  of credit write-offs,  outstanding  judgments,  prior  bankruptcies and other credit items that do not  satisfy  such Fannie Mae or Freddie  Mac  underwriting  guidelines.
These  documentation  standards may include mortgagors who provide limited or no documentation  in connection with the underwriting of the related mortgage loan.
Accordingly,   mortgage  loans  underwritten  under  the  related   originator's
non-conforming  credit underwriting  standards are likely to experience rates of delinquency,  foreclosure  and loss that are  higher,  and may be  substantially higher,  than mortgage  loans  originated  in accordance  with the Fannie Mae or
Freddie Mac underwriting  guidelines.  Any resulting  losses,  to the extent not covered by credit  enhancement,  may affect the yield to maturity of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

     If   the   trust   fund   issues    certificates   in   book-entry    form,
certificateholders  may experience  delays in receipt of payments and/or reports since payments and reports will  initially be made to the book-entry  depository or its nominee. In addition, the issuance of certificates in book-entry form may reduce the liquidity of certificates  so issued in the secondary  trading market since some  investors may be unwilling to purchase  certificates  for which they cannot receive physical certificates.

The  Subordinate  Certificates  Have a  Greater  Risk of Loss  than  the  Senior
Certificates.

     When certain classes of certificates  provide credit  enhancement for other classes of  certificates  it is sometimes  referred to as  "subordination."  For purposes  of this  prospectus  supplement,  subordination  with  respect  to the offered certificates or "subordinated classes" means:

o    with respect to the Class I-A-1  certificates:  the Class I-M-1,  the Class
     I-M-2,  the Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates
     and any overcollateralization;

o    with respect to the Class I-M-1  Certificates:  the Class I-M-2,  the Class
     I-B-1,   the  Class  I-B-2  and  the  Class  I-B-3   Certificates  and  any
     overcollateralization;

o    with respect to the Class I-M-2  Certificates:  the Class I-B-1,  the Class
     I-B-2 and the Class I-B-3 Certificates and any overcollateralization;

o    with respect to the Class I-B-1 Certificates:  the Class I-B-2 Certificates
     and the Class I-B-3 Certificates and any overcollateralization;

o    with respect to the Class I-B-2 Certificates:  the Class I-B-3 Certificates
     any overcollateralization;

o    with respect to the Class I-B-3 Certificates: any overcollateralization;

o    with respect to the group II senior  certificates:  the Class  II-B-1,  the
     Class II-B-2,  the Class II-B-3,  the Class II-B-4,  the Class II-B-5,  the
     Class II-B-6, the Class II-B-7 and the Class II-B-8 Certificates;

o    with respect to the Class II-B-1 Certificates:  the Class II-B-2, the Class
     II-B-3,  the Class II-B-4,  the Class II-B-5,  the Class II-B-6,  the Class
     II-B-7 and the Class II-B-8 Certificates;

o    with respect to the Class II-B-2 Certificates:  the Class II-B-3, the Class
     II-B-4,  Class  II-B-5,  the Class  II-B-6,  the Class II-B-7 and the Class
     II-B-8 Certificates;

o    with respect to the Class II-B-3 Certificates:  the Class II-B-4, the Class
     II-B-5,   the  Class  II-B-6,   the  Class  II-B-7  and  the  Class  II-B-8
     Certificates;

o    with respect to the Class II-B-4 Certificates:  the Class II-B-5, the Class
     II-B-6, the Class II-B-7 and the Class II-B-8 Certificates;

o    with respect to the Class II-B-5 Certificates:  the Class II-B-6, the Class
     II-B-7 and the Class II-B-8 Certificates;

o    with  respect to the Class  II-B-6  Certificates:  the Class II-B-7 and the
     Class II-B-8 Certificates; and

o    with   respect  to  the  Class  II-B-7   Certificates:   the  Class  II-B-8
     Certificates.

     Credit enhancement for the senior certificates will be provided,  first, by the right of the holders of the senior  certificates to receive certain payments of interest and principal prior to the related subordinated classes and, then by the allocation of realized losses to the related outstanding  subordinated class with  the  lowest  payment  priority  and,  in the case of the  group I  offered certificates or the Class I-B-3  Certificates,  any available  excess spread and overcollateralization.  Accordingly,  if  the  aggregate  certificate  principal balance of a subordinated  class were to be reduced to zero,  delinquencies  and defaults on the  mortgage  loans in the related loan  group(s)  would reduce the amount of funds available for monthly  distributions to holders of the remaining related outstanding  subordinated class with the lowest payment priority and, if the  aggregate  certificate  principal  balance of all the group I  subordinated certificates or all the group II subordinated certificates were to be reduced to zero and, in the case of the group I senior  certificates,  excess  interest and overcollateralization  was  insufficient,  delinquencies  and  defaults  on  the mortgage  loans from the related  loan groups  would  reduce the amount of funds
available  for  monthly   distributions   to  holders  of  the  related   senior
certificates. You should fully consider the risks of investing in a subordinated certificate,  including  the risk that you may not fully  recover  your  initial investment as a result of realized losses. See "Description of the Certificates"
in this prospectus supplement.

     The weighted  average lives of, and the yields to maturity on (i) the Class
I-M-1, the Class I-M-2, the Class I-B-1 and the Class I-B-2 Certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults  and the severity of ensuing  losses on the group I mortgage  loans and
(ii) the Class II-B-1,  the Class II-B-2, the Class II-B-3, the Class II-B-4 and
the Class II-B-5  Certificates  will be  progressively  more sensitive,  in that order, to the rate and timing of mortgagor  defaults and the severity of ensuing losses on the group II mortgage loans. If the actual rate and severity of losses on the related  mortgage  loans is higher  than those  assumed by an investor in such  certificates,  the actual  yield to maturity of such  certificates  may be lower than the yield  anticipated by such holder based on such  assumption.  The timing of losses on the related  mortgage  loans will also affect an  investor's actual  yield to  maturity,  even if the rate of defaults and severity of losses over  the  life  of such  mortgage  loans  are  consistent  with  an  investor's expectations.  In general,  the earlier a loss occurs, the greater the effect on an  investor's  yield  to  maturity.  Realized  losses  allocated  to a class of subordinated certificates will result in less interest accruing on such class of subordinate  certificates than would otherwise be the case. Once a realized loss is allocated to a subordinated  certificate,  no interest will be  distributable with respect to such written  down amount.  However,  the amount of any realized losses  allocated to the group I subordinate  certificates  may be reimbursed to the  holders of the group I  subordinate  certificates  from excess cash flow or money  remaining from the related cap contracts  according to the priorities set forth  under  "Description  of the  Certificates-Distributions  on the  Group  I
Certificates" and "The Cap Contracts" in this prospectus supplement.

Excess Spread May be  Inadequate  to Cover Losses on the Group I Mortgage  Loans
and/or to Build Overcollateralization.

     The group I mortgage  loans are expected to generate  more interest than is needed to pay interest on the related offered certificates because we expect the weighted  average net interest  rate on the group I mortgage  loans to be higher than the weighted average  pass-through rate on the group I offered certificates and the Class I-B-3  Certificates.  If the group I mortgage  loans generate more interest than is needed to pay interest on the group I offered  certificates and the Class I-B-3  Certificates  and related  trust fund  expenses,  such  "excess spread"  will be  used to make  additional  principal  payments  on the  group I offered  certificates  and the Class I-B-3  Certificates,  which will reduce the total principal  balance of the group I offered  certificates or the Class I-B-3
Certificates  below the  aggregate  principal  balance  of the group I  mortgage
loans,  thereby  creating   "overcollateralization."   Overcollateralization  is
intended  to provide  limited  protection  to the holders of the group I offered
certificates  and  the  Class  I-B-3   Certificates  by  absorbing  losses  from
liquidated  group I mortgage  loans.  However,  we cannot assure you that enough excess  spread will be generated  on the group I mortgage  loans to establish or maintain the required level of  overcollateralization.  On the closing date, the required level of overcollateralization  will be met. If the protection afforded
by  overcollateralization   is  insufficient,   then  an  investor  in  group  I
certificates could experience a loss on its investment.

     The excess spread  available on any  distribution  date will be affected by the actual amount of interest received,  advanced or recovered in respect of the group I mortgage loans during the preceding month. Such amount may be influenced by changes in the  weighted  average of the rates on the group I mortgage  loans resulting  from  prepayments,  defaults and  liquidations  of the those mortgage loans.

     The overcollateralization  provisions, whenever overcollateralization is at a level below the required level,  are intended to result in an accelerated rate of  principal  distributions  to  holders  of the  classes  of  group I  offered certificates or the Class I-B-3  Certificates  then entitled to distributions of principal.  An earlier return of principal to the holders of the group I offered
certificates   or  the   Class   I-B-3   Certificates   as  a   result   of  the
overcollateralization provisions will influence the yield on the group I offered certificates and the Class I-B-3  Certificates in a manner similar to the manner in which principal  prepayments on the group I mortgage loans will influence the yield  on  the  related  group  I  offered  certificates  and  the  Class  I-B-3
Certificates.

The  Group I Offered  Certificates  May Not  Always  Receive  Interest  Based on
One-Month LIBOR Plus the Related Margin.

     The group I offered  certificates may not always receive interest at a rate equal to One-Month LIBOR plus the related margin.  The pass-through rates on the group I offered  certificates  are each  subject  to a net rate cap equal to the weighted average of the net mortgage rates on the group I mortgage loans. If the net rate cap on the group I offered  certificates is less than the lesser of (a)
One-Month  LIBOR plus the related  margin and (b) the 11.50% cap,  the  interest rate on the group I offered  certificates  will be  reduced to the net rate cap.
Thus,  the yield to investors  in such  certificates  will be sensitive  both to fluctuations  in the level of One-Month  LIBOR and to the adverse effects of the application  of the net rate cap. The  prepayment or default of group I mortgage loans with relatively higher net mortgage rates, particularly during a period of increased One-Month LIBOR rates, may result in the applicable net rate cap being lower  than  otherwise  would  be the  case.  If on any  distribution  date  the application  of the net rate cap  results  in an  interest  payment  lower  than
One-Month LIBOR plus the related margin on the applicable  class of certificates during  the  related  interest  accrual  period,  the  value  of such  class  of certificates may be temporarily or permanently reduced.

     To the extent  interest on the group I offered  certificates  is limited to the net rate cap, the difference  between (i) the lesser of (a) One-Month  LIBOR plus the  related  margin  and (b) the 11.50% cap and (ii) the net rate cap will create a shortfall.  This shortfall will be covered to the extent of excess cash flow  available for that purpose and to the extent of available  payments  under the cap  contracts.  However,  payments under the cap contracts are based on the lesser of the  actual  certificate  principal  balance of the  related  class of certificates  and the assumed  principal  amount of such  certificates  based on certain  prepayment  assumptions  regarding the group I mortgage  loans.  If the group I mortgage  loans do not prepay  according  to those  assumptions,  it may result  in  the  cap  contracts  providing  insufficient  funds  to  cover  such shortfalls. In addition, each cap contract provides for payment of the excess of
One-Month  LIBOR over a  specified  per annum  rate,  which also may not provide sufficient funds to cover such shortfalls.  Such shortfalls may remain unpaid on the final distribution date, including the optional termination date.

     In  addition,  although  the group I offered  certificates  are entitled to payments  under the cap contracts  during periods of increased  One-Month  LIBOR rates, the counterparty  thereunder will only be obligated to make such payments under certain circumstances.

     To the extent that payments on the group I offered  certificates  depend in part on  payments  to be received  under the cap  contracts,  the ability of the trust to make payments on those classes of  certificates  will be subject to the credit risk of Wells Fargo Bank, National Association.

     The cap contracts terminate in accordance with their terms on the dates set forth in the  related  cap  contract.  This date was  selected  based on certain prepayment  assumptions  regarding  the  group I  mortgage  loans  and  that the optional  termination right becomes exercisable and is exercisable at that time.
These  prepayment  assumptions  were used to determine the  projected  principal balance of the applicable  class of  certificates  under the cap  contracts.  If prepayments  on the group I mortgage  loans  occur at rates that are slower than those  assumptions,  or even if such group I mortgage loans prepay  according to those assumptions,  if the optional termination right is not exercised,  the cap contracts will terminate  prior to the repayment in full of the related  classes of certificates. See "The Cap Contracts" in this prospectus supplement.

The Securities Are Not Suitable Investments for All Investors.

     The certificates  are complex  investments that are not appropriate for all investors.  The  interaction  of the factors  described  above is  difficult  to analyze and may change from time to time while the certificates are outstanding.
It is  impossible  to  predict  with any  certainty  the  amount  or  timing  of distributions  on the  certificates or the likely return on an investment in any such securities. As a result, only sophisticated investors with the resources to analyze the potential  risks and rewards of an  investment  in the  certificates should consider such an investment.

Some of the  Mortgage  Loans Have an Initial  Interest  Only  Period,  Which May
Result in Increased Delinquencies and Losses.

     As of the cut-off  date,  approximately  85.32%,  95.20%,  76.29%,  91.72%,
85.16%,  67.47% and 83.66% of the group I, group II-1,  group II-2,  group II-3, group II-4,  group II-5 and group II-6  mortgage  loans,  respectively,  have an initial  interest  only  period.  During this  period,  the payment  made by the related  mortgagor will be less than it would be if the mortgage loan amortized.
In  addition,  the mortgage  loan  balance will not be reduced by the  principal portion of  scheduled  payments  during this period.  As a result,  no principal payments will be made to the certificates from these mortgage loans during their interest only period except in the case of a prepayment.

     After the initial  interest only period,  the scheduled  monthly payment on these mortgage loans will increase,  which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to  refinance.  In addition,  losses may be greater on these mortgage loans as a result of the mortgage loan not amortizing  during the early years of these mortgage loans. Although the amount of principal included in each scheduled  monthly payment for a traditional  mortgage loan is relatively  small during the first few years  after the  origination  of a mortgage  loan,  in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the  extent not  covered  by credit  enhancement,  will be  allocated  to the certificates.

     Mortgage  loans with an initial  interest only period are relatively new in the  mortgage  marketplace.  The  performance  of these  mortgage  loans  may be significantly  different than mortgage loans that fully amortize. In particular, there may be a higher  expectation  by these  mortgagors  of  refinancing  their mortgage  loans with a new  mortgage  loan,  in  particular  one with an initial interest only period, which may result in higher or lower prepayment speeds than would  otherwise be the case.  In  addition,  the failure to build equity in the property by the related  mortgagor may affect the  delinquency and prepayment of these mortgage loans.

The Mortgage Loans Are Concentrated in the State of California, Which May Result
in Losses with Respect to These Mortgage Loans.

     As of the cut-off  date,  approximately  28.57%,  27.67%,  49.05%,  23.49%,
50.14%,  58.07% and 68.23% of the group I, group II-1,  group II-2,  group II-3, group II-4, group II-5 and group II-6 mortgage loans, respectively,  are secured by  property  in the  State of  California.  Investors  should  note  that  some geographic regions of the United States from time to time will experience weaker regional  economic  conditions  and housing  markets,  and,  consequently,  will experience  higher rates of loss and  delinquency  than will be  experienced  on mortgage loans generally. For example, a region's economic condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil  disturbances  such as earthquakes,  hurricanes,  floods,  eruptions or riots.  The economic  impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing the offered  certificates  may be  concentrated in these regions,  and any concentration  may present risk  considerations in addition to those  generally  present for similar  mortgage-backed  securities  without this concentration.  Any risks associated with mortgage loan concentration may affect the yield to maturity of the offered certificates to the extent losses caused by these risks are not  covered by the  subordination  provided by the  non-offered subordinate certificates.

Statutory and Judicial Limitations on Foreclosure  Procedures May Delay Recovery
in Respect of the Mortgaged  Property and, in Some  Instances,  Limit the Amount
that May Be  Recovered  by the  Foreclosing  Lender,  Resulting in Losses on the
Mortgage Loans That Might be Allocated to the Offered Certificates.

     Foreclosure procedures may vary from state to state. Two primary methods of foreclosing a mortgage  instrument  are judicial  foreclosure,  involving  court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage  instrument.  A foreclosure action is subject to most of the delays and  expenses  of other  lawsuits if defenses  are raised or  counterclaims  are asserted.  Delays  may also  result  from  difficulties  in  locating  necessary defendants.  Non-judicial  foreclosures  may be subject to delays resulting from state laws  mandating the recording of notice of default and notice of sale and, in some  states,  notice to any party  having an  interest of record in the real
property,    including   junior   lienholders.    Some   states   have   adopted
"anti-deficiency"  statutes  that limit the  ability of a lender to collect  the full amount owed on a loan if the property  sells at  foreclosure  for less than the full amount  owed.  In addition,  United  States  courts have  traditionally imposed general equitable  principles to limit the remedies available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these  statutes and judicial  principles may be to delay and/or reduce distributions  in respect of the  offered  certificates.  See "Legal  Aspects of
Mortgage Loans-Foreclosure on Mortgages and Some Contracts" in the prospectus.

The Value of the  Mortgage  Loans May Be  Affected  By,  Among Other  Things,  a
Decline  in Real  Estate  Values,  Which May  Result  in  Losses on the  Offered
Certificates.

     No  assurance  can be given that values of the  mortgaged  properties  have remained  or will  remain at their  levels on the  dates of  origination  of the related mortgage loans. If the residential real estate market should  experience an overall decline in property  values so that the  outstanding  balances of the mortgage loans, and any secondary financing on the mortgaged properties,  in the mortgage  pool  become  equal  to or  greater  than the  value of the  mortgaged properties, the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In some areas of the United States, real estate values have risen at a greater rate in recent  years  than in the past.  In  particular,  mortgage  loans  with high principal balances or high loan-to-value  ratios will be affected by any decline in real  estate  values.  Real  estate  values in any area of the country may be affected by several factors,  including  population  trends,  mortgage  interest rates,  and the economic  well-being of that area.  Any decrease in the value of the mortgage  loans may result in the allocation of losses which are not covered by credit enhancement to the offered certificates.

The Ratings on the Offered Certificates are Not a Recommendation to Buy, Sell or
Hold the Offered  Certificates  and are Subject to Withdrawal at any Time, Which
May Affect the Liquidity or the Market Value of the Offered Certificates.

     It is a condition  to the  issuance of the offered  certificates  that each class of offered  certificates  be rated in the categories  shown on page S-2 of this prospectus  supplement.  A security rating is not a recommendation  to buy, sell or hold  securities  and may be subject to  revision or  withdrawal  at any time. No person is obligated to maintain the rating on any offered  certificate, and,  accordingly,  there can be no assurance  that the ratings  assigned to any offered certificate on the date on which the offered  certificates are initially issued  will  not be  lowered  or  withdrawn  by a  rating  agency  at any  time thereafter.  In the event any rating is revised or  withdrawn,  the liquidity or the market value of the related offered  certificates may be adversely affected.
See "Ratings" in this prospectus supplement and "Rating" in the prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower,  Which May
Result in Losses with Respect to These Mortgage Loans.

     Some or all of the  mortgage  loans  included  in the  trust  fund  will be
nonrecourse   loans  or  loans  for  which   recourse  may  be   restricted   or
unenforceable.  As to those mortgage  loans,  recourse in the event of mortgagor default will be limited to the specific real property and other assets,  if any, that were pledged to secure the  mortgage  loan.  However,  even with respect to those  mortgage  loans that provide for recourse  against the  mortgagor and its assets  generally,  there can be no assurance  that  enforcement of the recourse provisions will be  practicable,  or that the other assets of the mortgagor will be  sufficient  to permit a recovery in respect of a defaulted  mortgage loan in excess of the liquidation  value of the related  mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  to the extent  losses  caused by these risks which are not covered by credit  enhancement  are allocated to the offered certificates.

The Mortgage Loans May Have  Environmental  Risks, Which May Result in Increased
Losses with Respect to These Mortgage Loans.

     To the extent that a servicer or the master  servicer  (in its  capacity as successor  servicer) for a mortgage loan acquires title to any related mortgaged property which is contaminated with or affected by hazardous wastes or hazardous substances,  these mortgage loans may incur additional losses. See "Servicing of
Mortgage  Loans-Realization Upon or Sale of Defaulted Mortgage Loans" and "Legal
Aspects of Mortgage  Loans-Environmental  Legislation" in the prospectus. To the extent these  environmental  risks result in losses on the mortgage  loans,  the yield to  maturity  of the  offered  certificates,  to the extent not covered by credit enhancement, may be affected.

Violation of Various  Federal,  State and Local Laws May Result in Losses on the
Mortgage Loans.

     Applicable state and local laws generally regulate interest rates and other charges,  require specific disclosure,  and require licensing of the originator.
In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers,  unfair and deceptive  practices and debt  collection  practices  may  apply to the  origination,  servicing  and collection of the mortgage loans. The mortgage loans are also subject to various federal laws.

     Depending on the  provisions of the  applicable  law and the specific facts and circumstances involved,  violations of these federal or state laws, policies and  principles may limit the ability of the trust to collect all or part of the principal  of or interest on the mortgage  loans,  may entitle the borrower to a refund of amounts  previously paid and, in addition,  could subject the trust to damages and administrative enforcement. See "Legal Aspects of Mortgage Loans" in the prospectus.

     Under the  anti-predatory  lending  laws of some  states,  the  borrower is required to meet a net tangible benefits test in connection with the origination of the related  mortgage  loan.  This test may be highly  subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the  test  even if the  originator  reasonably  believed  that the test was satisfied  at the  time of  origination.  Any  determination  by a court  that a mortgage  loan does not meet the test will  result in a  violation  of the state anti-predatory  lending  law,  in which  case the  seller  will be  required  to purchase that mortgage loan from the trust.

     On the closing date,  the seller will  represent that each mortgage loan at the time it was made complied in all material  respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all predatory  lending laws; and each mortgage loan  has  been  serviced  in all  material  respects  in  accordance  with  all applicable laws and regulations,  including,  without  limitation,  usury, equal credit opportunity, disclosure and recording laws and all predatory lending laws and the  terms of the  related  mortgage  note,  the  mortgage  and  other  loan documents.  In the event of a breach of this representation,  the seller will be obligated to cure the breach or repurchase or replace the affected mortgage loan in the manner described in the prospectus.

The Return on the Offered Certificates Could be Reduced by Shortfalls Due to The
Application of the Servicemembers Civil Relief Act and Similar State Laws.

     The  Servicemembers'  Civil Relief Act, formerly known as the Soldiers' and
Sailors'  Civil Relief Act of 1940,  or the Relief Act,  and similar  state laws provide relief to mortgagors who enter active military service and to mortgagors in  reserve  status  who  are  called  to  active  military  service  after  the origination  of their  mortgage  loans.  The military  operations  by the United
States in Iraq and  Afghanistan has caused an increase in the number of citizens in active military duty,  including those citizens previously in reserve status.
Under the Relief Act the interest  rate  applicable to a mortgage loan for which the related  mortgagor is called to active military service will be reduced from the percentage  stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction  provided under similar state laws will result in an interest  shortfall because neither the master servicer nor the related servicer will be able to collect the amount of interest which  otherwise would be payable with respect to such  mortgage  loan if the Relief Act or similar  state law was not  applicable  thereto.  This  shortfall  will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and,
therefore,   will  reduce  the  amount   available   to  pay   interest  to  the
certificateholders  on subsequent  distribution  dates.  We do not know how many mortgage  loans  in the  mortgage  pool  have  been  or may be  affected  by the application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations  that would  impair the  ability of the master  servicer or servicer to foreclose on an affected  single family loan during the  mortgagor's period  of  active  duty  status,  and,  under  some  circumstances,  during  an additional three month period thereafter. Thus, in the event that the Relief Act or similar  legislation or  regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the  certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may  result  in  delays  in  payments  or  losses  to  holders  of  the  offered certificates.

                                THE MORTGAGE POOL

     General

     References to percentages of the mortgage loans unless  otherwise noted are calculated based on the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date.

     All of the mortgage  loans will be acquired by the Depositor on the date of issuance  of the  Offered  Certificates  from the Seller,  an  affiliate  of the
Depositor and the underwriter, pursuant to the Mortgage Loan Purchase Agreement.
The  Seller  acquired  the  mortgage  loans  directly  in  privately  negotiated
transactions.   See  "Mortgage  Loan  Origination-General"  in  this  prospectus supplement.

     The  mortgage  pool  will  consist  of   approximately   6,581  first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately $1,709,183,115, after application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted  variance of plus or minus 10%. The mortgage  loans have original terms to maturity of not greater than 30 years.

     The mortgage pool has been divided into two primary loan groups, designated as Loan Group I and Loan Group II. The  mortgage  loans in Loan Group I and Loan
Group II are  referred to herein as the group I mortgage  loans and the group II mortgage  loans,  respectively.  Loan Group II has been further divided into six sub-groups,  designated  as Loan Group II-1,  Loan Group II-2,  Loan Group II-3,
Loan Group  II-4,  Loan Group  II-5 and Loan Group  II-6.  Loan Group I and each sub-group  included in Loan Group II is referred to herein as a Loan Group.  The mortgage pool and the Loan Groups are more fully described below and in Schedule
A to this  prospectus  supplement.  The mortgage loans in Loan Group II-1,  Loan
Group  II-2,  Loan Group II-3,  Loan Group II-4,  Loan Group II-5 and Loan Group
II-6 are designated as the group II-1, group II-2, group II-3, group II-4, group
II-5 and group II-6 mortgage loans, respectively.

     Loan Group I will consist of approximately 2,164 first lien adjustable-rate mortgage  loans  secured  by  one-  to  four-family  residences  and  individual condominium  units,  having an  aggregate  unpaid  principal  balance  as of the
Cut-off  Date of  approximately  $528,676,117  after  application  of  scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     Loan   Group  II  will   consist   of   approximately   4,417   first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately $1,180,506,998, after application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     Loan   Group   II-1  will   consist   of   approximately   904  first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $184,596,437  after  application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted  variance  of plus or minus 10%.  The  principal  balance of each mortgage  loan in Loan Group II-1 will not  exceed  the  limits  established  by
Freddie Mac in connection with Freddie Mac's mortgage loan purchase program.

     Loan Group II-2 will consist of approximately 60 first lien adjustable-rate mortgage  loans  secured  by  one-  to  four-family  residences  and  individual condominium  units,  having an  aggregate  unpaid  principal  balance  as of the
Cut-off  Date of  approximately  $31,163,116,  after  application  of  scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     Loan  Group  II-3  will   consist  of   approximately   2,509   first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $496,056,112,  after application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted  variance  of plus or minus 10%.  The  principal  balance of each mortgage  loan in Loan Group II-3 will not  exceed  the  limits  established  by
Freddie Mac in connection with Freddie Mac's mortgage loan purchase program.

     Loan   Group   II-4  will   consist   of   approximately   485  first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $247,138,687,  after application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     Loan   Group   II-5  will   consist   of   approximately   165  first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $67,098,751,  after  application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     Loan   Group   II-6  will   consist   of   approximately   294  first  lien
adjustable-rate  mortgage  loans secured by one- to  four-family  residences and individual condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $154,453,895,  after application of scheduled payments  due on or before the Cut-off  Date whether or not received and subject to a permitted variance of plus or minus 10%.

     The mortgage loans are being serviced as described  below under "The Master
Servicer and the  Servicers."  The mortgage loans were  originated in accordance with  the  guidelines  described  in  "Mortgage  Loan  Origination"  below.  The following paragraphs and the tables set forth in Schedule A set forth additional information with respect to the mortgage pool.1

---------------------------
1    The  description  herein and in Schedule A hereof of the mortgage  loans is based upon estimates of the composition  thereof as of the Cut-off Date, as adjusted  to reflect  the  Scheduled  Principal  Balances as of the Cut-off
     Date.  Prior to the  issuance of the  Certificates,  mortgage  loans may be removed as a result of (i) principal  prepayments  thereof in full prior to
     February  28,  2005,   (ii)   requirements  of  Moody's  or  S&P  or  (iii)
     delinquencies or otherwise.  In any such event, other mortgage loans may be included in the trust. SAMI II believes that the estimated  information set forth herein with respect to the mortgage loans as presently constituted is representative of the characteristics  thereof at the time the Certificates are issued,  although  certain  characteristics  of the mortgage  loans may vary.

     All of the mortgage  loans are  adjustable  rate mortgage  loans.  After an initial  fixed-rate period,  except with respect to approximately  19.89% of the group I mortgage  loans,  which do not have an initial  fixed-rate  period,  the interest  rate borne by the  mortgage  loans will be  adjusted  based on various indices. The mortgage loans will be adjusted monthly based on One-Month LIBOR or semi-annually  based on Six-Month  LIBOR, or annually based on One-Year LIBOR or
One-Year Treasury,  each referred to herein as an Index,  computed in accordance with the related  note,  plus (or minus) the  related  gross  margin,  generally subject to rounding  and to certain  other  limitations,  including  generally a maximum lifetime  mortgage rate and in certain cases a minimum lifetime mortgage rate and in  certain  cases a maximum  upward  or  downward  adjustment  on each interest adjustment date.

     For any mortgage loan, the Loan-to-Value  Ratio is the principal balance at origination  divided by the lesser of (i) the sales price and (ii) the  original appraised  value of the  related  mortgaged  property,  except  in the case of a refinanced  mortgage  loan,  in which  case  the  appraised  value is used.  The mortgage  loans  with  Loan-to-Value  Ratios at  origination  exceeding  80% are covered by Primary Insurance Policies (as defined in the prospectus),  except in the case of 2.91% and 1.26% of the group I mortgage  loans and group II mortgage loans,  respectively.  See  "Description of Primary Mortgage  Insurance,  Hazard
Insurance;   Claims  Thereunder-Primary  Mortgage  Insurance  Policies"  in  the
prospectus.

     All of the mortgage  loans have scheduled  monthly  payments due on the Due
Date. Each mortgage loan will contain a customary "due-on-sale" clause.

     Any mortgage  loan may be prepaid in full or in part at any time.  However, certain of the mortgage  loans  provided at  origination  for the payment by the borrower of a prepayment  charge on voluntary  prepayments  typically made up to the first five years from the date of  execution of the related  mortgage  note.
Approximately  40.37%,  3.17%, 3.39%, 2.38%, 2.01%, 3.44% and 2.60% of the group
I, group II-1,  group II-2,  group II-3,  group II-4,  group II-5 and group II-6 mortgage  loans,  respectively,  provide  for  payment  by  the  mortgagor  of a prepayment  charge in  limited  circumstances  on  prepayments.  There can be no assurance  that the  prepayment  charges will have any effect on the  prepayment performance of the mortgage loans. The holders of the Class XP Certificates will be  entitled  to all the  prepayment  charges  received  on the group I mortgage loans. The related Servicers will be entitled to all prepayment charges received on the group II mortgage  loans.  No  prepayment  charges will be available  for distribution  on any other classes of  Certificates.  The Master Servicer or the applicable  Servicer  may,  in  its  discretion,  waive  the  collection  of any otherwise  applicable  prepayment  charge or reduce the amount thereof  actually collected,  and  accordingly,  there  can be no  assurance  that the  prepayment charges  will have any  effect on the  prepayment  performance  of the  mortgage loans.

          Special Characteristics of the Mortgage Loans

     Interest Only Loans.  Approximately 85.32%, 95.20%, 76.29%, 91.72%, 85.16%,
67.47% and 83.66% of the group I, group  II-1,  group II-2,  group  II-3,  group
II-4,  group II-5 and group II-6  mortgage  loans,  respectively,  will  require payments  of  interest  only for the  initial  period  set forth in the  related mortgage note.

     Assumable Mortgage Loans.  Approximately  1.93%, 0.31%, 2.34%, 1.90%, 6.68%
and 4.56% of the group I, group  II-1,  group II-3,  group II-4,  group II-5 and group II-6 mortgage  loans,  respectively,  are assumable in accordance with the terms of the related  mortgage  note.  See "Yield on the  Certificates"  in this prospectus  supplement  and  "Maturity  and  Prepayment  Considerations"  in the
prospectus.

     Lender-Paid PMI Loans.  Approximately  0.41%, 1.45%, 1.41%, 0.26% and 0.60%
of the group I, group  II-1,  group  II-3,  group  II-4 and group II-5  mortgage loans,  respectively,  are covered by a lender-paid  primary mortgage  insurance policy. The weighted average Lender-Paid PMI Rates are 0.609%,  0.525%,  0.563%,
0.374% and 0.120% for the group I, group II-1,  group II-3, group II-4 and group
II-5 mortgage loans that are covered by a lender-paid primary mortgage insurance policy, respectively.

                  Indices on the Mortgage Loans

     Six-Month LIBOR.  Approximately 80.30%,  21.61%,  67.46%,  37.31%,  32.45%,
18.00% and 5.88% of the group I, group II-1, group II-2, group II-3, group II-4, group II-5 and group II-6 mortgage loans, respectively, will adjust semiannually based on Six-Month LIBOR.  Six-Month LIBOR will be a per annum rate equal to the average  of  interbank  offered  rates  for  six-month  U.S.  dollar-denominated deposits in the London market based on quotations of major banks as published in
The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

     The  following  does not purport to be  representative  of future levels of
Six-Month LIBOR. No assurance can be given as to the level of Six-Month LIBOR on any  adjustment  date or during the life of any  mortgage  loan with an Index of
Six-Month LIBOR.

                                                                   Six-Month LIBOR
Date                                    2000            2001         2002        2003        2004         2005
January 1.....................          6.13%           6.20%        2.03%       1.38%       1.22%        2.78%
February 1....................          6.29            5.26         2.08        1.35        1.21
March 1.......................          6.33            4.91         2.04        1.34        1.17
April 1.......................          6.53            4.71         2.36        1.23        1.16
May 1.........................          6.73            4.30         2.12        1.29        1.38
June 1........................          7.11            3.98         2.08        1.21        1.60
July 1........................          7.00            3.91         1.95        1.12        1.89
August 1......................          6.89            3.69         1.87        1.21        1.99
September 1...................          6.83            3.45         1.80        1.20        1.98
October 1.....................          6.76            2.52         1.71        1.14        2.20
November 1....................          6.72            2.15         1.60        1.23        2.32
December 1....................          6.64            2.03         1.47        1.27        2.63

-----------------------------------

     One-Year LIBOR.  Approximately  13.06%,  78.25%,  32.54%,  62.63%,  67.37%,
79.43% and 92.92% of the group I, group  II-1,  group II-2,  group  II-3,  group
II-4,  group II-5 and group  II-6  mortgage  loans,  respectively,  will  adjust annually based on One-Year LIBOR.  One-Year LIBOR will be a per annum rate equal to the average of interbank  offered rates for one-year U.S.  dollar-denominated deposits in the London market based on quotations of major banks as published in
The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

     The  following  does not purport to be  representative  of future levels of
One-Year  LIBOR.  No assurance can be given as to the level of One-Year LIBOR on any  adjustment  date or during the life of any  mortgage  loan with an Index of
One-Year LIBOR.

                                                                    One-Year LIBOR
Date                                   2000          2001          2002         2003         2004          2005
January 1.....................         6.75%         5.17%         2.49%        1.45%        1.48%        3.10%
February 1....................         6.76          4.88          2.43         1.38         1.37
March 1.......................         6.94          4.67          3.00         1.28         1.34
April 1.......................         7.10          4.44          2.63         1.36         1.81
May 1.........................         7.50          4.24          2.59         1.21         2.08
June 1........................         7.18          4.18          2.28         1.19         2.11
July 1........................         7.08          3.82          2.09         1.16         2.38
August 1......................         6.97          3.56          1.90         1.44         2.30
September 1...................         6.80          2.64          1.73         1.45         2.46
October 1.....................         6.73          2.27          1.64         1.24         2.49
November 1....................         6.56          2.39          1.73         1.48         2.54
December 1....................         6.00          2.44          1.45         1.60         2.96

--------------------------------------------------------------------------------

     One-Year U.S. Treasury. Approximately 1.21%, 0.13%, 0.06%, 0.18%, 2.57% and
1.20% of the group I, group II-1,  group II-3,  group II-4, group II-5 and group
II-6 mortgage loans, respectively,  will be based on the weekly average yield on
U.S.  Treasury  securities  adjusted  to a  constant  maturity  of one year,  or
One-Year U.S. Treasury,  as reported by the Federal Reserve Board in statistical
Release No. H.15(519), or the Release, as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the  adjustment  date as  published  in the place  specified  in the  related mortgage  note and as made  available  as of the date  specified  in the related mortgage  note.  In the event that the Index  specified in a mortgage note is no longer available, an index reasonably acceptable to the Trustee that is based on comparable  information will be selected by the Master  Servicer,  to the extent that it is  permissible  under  the  terms  of the  related  mortgage  note  and mortgage.

     One-Month  LIBOR.  Approximately  5.43% of the group I mortgage  loans will adjust  monthly based on One-Month  LIBOR.  One-Month  LIBOR will be a per annum rate  equal to the  average  of  interbank  offered  rates  for  one-month  U.S.
dollar-denominated  deposits in the London  market based on  quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

                      THE MASTER SERVICER AND THE SERVICERS

     General

     Wells  Fargo Bank,  National  Association,  referred to in this  prospectus supplement  as  Wells  Fargo or the  Master  Servicer,  will  act as the  Master
Servicer of the mortgage loans pursuant to the Pooling and Servicing  Agreement, referred to herein as the  Agreement,  dated as of the Cut-off  Date,  among the
Depositor, the Seller, the Master Servicer, the Securities Administrator and the
Trustee.

     Primary  servicing  of the mortgage  loans will be provided by  Countrywide
Home Loans Servicing LP, or Countrywide Servicing, EMC Mortgage Corporation,  or
EMC, and various  other  servicers,  none of which will service more than 10% of the mortgage loans in the aggregate,  each in accordance  with their  respective servicing agreements which are collectively  referred to herein as the Servicing
Agreements.  Each of the Servicing Agreements will require,  among other things, that each  Servicer  accurately  and fully report its  borrower  credit files to credit repositories in a timely manner. Each of the Servicing Agreements will be assigned to the trust pursuant to various assignment, assumption and recognition agreements among the related mortgage loan originator, the related Servicer, the
Seller and the Trustee on behalf of the certificateholders;  provided,  however, that the  Seller  will  retain  the right to  enforce  the  representations  and warranties  made to it by each  Servicer  with  respect to the related  mortgage loans. The Servicers will be responsible for the servicing of the mortgage loans pursuant to the related  Servicing  Agreement,  and the Master  Servicer will be required to monitor their  performance.  In the event of a default by a Servicer under the related Servicing  Agreement,  the Master Servicer will be required to enforce  any  remedies  against the related  Servicer,  and shall  either find a successor  servicer or shall assume the primary  servicing  obligations  for the related mortgage loans itself.

     The information  set forth in the following  paragraphs with respect to the
Master  Servicer and the Servicers has been provided by each  respective  party.
None  of  the  Depositor,   the  Seller,  the  Securities   Administrator,   the
Underwriter, the Trustee or any of their respective affiliates have made or will make any  representation as to the accuracy or completeness of such information.
Furthermore,  none of the  Master  Servicer,  any  Servicer,  nor  any of  their respective  affiliates  have  made or will  make  any  representation  as to the accuracy  or  completeness  of  the  information  set  forth  in  the  following paragraphs provided by any person other than itself.

          The Master Servicer

     Wells Fargo is a national  banking  association,  with its master servicing offices located at 9062 Old Annapolis  Road,  Columbia,  Maryland  21045.  Wells
Fargo is engaged in the business of master servicing  single family  residential mortgage  loans secured by properties  located in all 50 states and the District of Columbia.

          The Servicers

     Countrywide Servicing, EMC, and various other servicers, none of which will service more than 10% of the mortgage loans in the  aggregate,  will service the related mortgage loans in accordance with their respective Servicing Agreements, which will be assigned to the trust on the Closing Date.

Countrywide Servicing

     The information set forth in the following  paragraphs has been provided by
Countrywide  Servicing.  None of the  Depositor,  the Seller,  the Trustee,  the
Master Servicer, the Securities  Administrator,  the Underwriter or any of their respective  affiliates  have  made or will  make  any  representation  as to the accuracy or completeness of such information.

     General

     Countrywide Servicing will act as servicer. The principal executive offices of  Countrywide  Servicing are located at 7105  Corporate  Drive,  Plano,  Texas
75024.  Countrywide  Servicing is a Texas limited partnership  directly owned by
Countrywide GP, Inc. and  Countrywide LP, Inc., each a Nevada  corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide Home Loans is a  direct  wholly  owned  subsidiary  of  Countrywide  Financial  Corporation
(formerly known as Countrywide Credit Industries, Inc.), a Delaware corporation.
Countrywide  GP, Inc. owns a 0.1% interest in  Countrywide  Servicing and is the general  partner.  Countrywide  LP, Inc.  owns a 99.9%  interest in  Countrywide
Servicing and is a limited partner.

     Countrywide Home Loans established  Countrywide  Servicing in February 2000 to  service  mortgage  loans  originated  by  Countrywide  Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February,
2001,  Countrywide  Home Loans  transferred to Countrywide  Servicing all of its rights and obligations  relating to mortgage loans serviced on behalf of Freddie
Mac and Fannie  Mae,  respectively.  In  October  2001,  Countrywide  Home Loans transferred  to Countrywide  Servicing all of its rights and  obligations to the bulk of its non-agency loan servicing portfolio, including with respect to those mortgage loans formerly  serviced by Countrywide Home Loans.  While  Countrywide
Home  Loans  expects  to  continue  to  directly  service a portion  of its loan portfolio,  it is expected that the servicing  rights for most newly  originated
Countrywide Home Loans product will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans.  Countrywide  Servicing is engaged in the business of servicing  mortgage  loans and will not  originate or acquire  loans,  an activity that will  continue to be performed by  Countrywide
Home Loans. In addition to acquiring  mortgage servicing rights from Countrywide
Home Loans,  it is expected that  Countrywide  Servicing  will service  mortgage loans for  non-Countrywide  Home Loans affiliated  parties as well as subservice mortgage loans on behalf of other servicers.

     In connection  with the  establishment  of Countrywide  Servicing,  certain employees of Countrywide Home Loans became  employees of Countrywide  Servicing.
Countrywide  Servicing has engaged  Countrywide  Home Loans as a subservicer  to perform certain loan servicing activities on its behalf.

     Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae,
Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required.  Countrywide  Servicing's loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans
when required by the owner of the mortgage loans.

     References in the remainder of this  prospectus  supplement to  Countrywide
Home  Loans  should  be  read  to  include   Countrywide  Home  Loans,  and  its
consolidated  subsidiaries,  including Countrywide Servicing. As of December 31,
2004,  Countrywide  Servicing had a net worth of approximately $11.9 billion. As of December 31, 2004,  Countrywide  Home Loans  provided  servicing for mortgage loans with an aggregate  principal  balance of approximately  $838.322  billion, substantially all of which are being serviced for unaffiliated persons.

     Delinquency Experience of Countrywide Home Loans

     The  following  table  summarizes  the  delinquency,  foreclosure  and loss experience,  respectively,  on the dates indicated, of mortgage loans originated or  acquired  by  Countrywide  Home Loans and  serviced  or master  serviced  by
Countrywide Home Loans and securitized by certain affiliates of Countrywide Home
Loans in  transactions  that were  registered  with the  Securities and Exchange
Commission. The delinquency, foreclosure and loss percentages may be affected by the size  and  relative  lack of  seasoning  of  certain  mortgage  loans in the servicing  portfolio.  The  information  should not be considered as a basis for assessing the  likelihood,  amount or severity of  delinquency  or losses on the mortgage loans and no assurances can be given that the foreclosure,  delinquency and loss  experience  presented in the following table will be indicative of the actual  experience  on the mortgage  loans  included in the mortgage  pool.  The columns in the following table may not total due to rounding.

                                  At February 28 (29),                           At December 31,
                                  2000           2001           2001          2002           2003           2004
                                     (Dollar Amounts in Thousands, Except Losses on Liquidated Mortgage Loans)
Volume of Loans(1).......     $17,759,361    $21,250,550    $25,658,250   $33,455,108    $47,663,628    $72,859,061
Delinquent   Mortgage  Loans
   and Pending  Foreclosures
   at Period End
   30 - 59 days                   1.36%          1.61%         1.89%          2.11%          1.80%          2.08%
   60 - 89 days                   0.22           0.28           0.39          0.53           0.43           0.58
   90     days    or    more
   (excluding        pending
   foreclosures).........         0.16           0.14           0.23          0.35           0.31           0.65
Total of delinquencies...         1.75%          2.03%         2.50%          2.99%          2.53%          3.30%
Foreclosures pending.....         0.16%          0.27%         0.31%          0.31%          0.31%          0.30%
Total    delinquencies   and
   Foreclosures pending..         1.91%          2.30%         2.82%          3.31%          2.84%          3.61%
Losses     on     liquidated
loans(2).................     $(3,076,240)   $(2,988,604)   $(5,677,141)  $(10,788,657)  $(16,159,208)  $(24,758,566)

--------------------------------------------------------------------------------

(1)  "Volume of loans" reflects both performing and delinquent mortgage loans in the servicing portfolio on the dates indicated.

(2)  "Losses on liquidated loans" reflect the losses  accumulated during (i) the years ended on February 29, 2000 and  February 28, 2001,  (ii) the 10-month period  ending on  December  31,  2001,  and (iii) the three years ended on
     December 31, 2002, December 31, 2003, and December 31, 2004, respectively.

EMC

     The information set forth in the following  paragraphs has been provided by
EMC Mortgage  Company,  or EMC. None of the Depositor,  the Trustee,  the Master
Servicer,  the  Securities  Administrator,  the  Underwriter  or  any  of  their respective  affiliates  have  made or will  make  any  representation  as to the accuracy or completeness of such information.

     EMC, a wholly owned  subsidiary  of The Bear Stearns  Companies  Inc.,  was established as a full line mortgage  banking  company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from
"investment  grade"  to  varying  degrees  of "non  investment  grade" up to and including  mortgaged  properties acquired through foreclosure or deed in lieu of foreclosure. EMC was incorporated in the State of Delaware on September 26, 1990 and commenced operation in Texas on October 9, 1990.

     The principal  business of EMC has been the  resolution  of non  performing residential mortgage loan portfolios acquired from Resolution Trust Corporation, from private  investors and from the Department of Housing and Urban Development through its auctions of defaulted  Federal  Housing  Authority  mortgage  loans.
EMC's servicing portfolio consists primarily of two categories:

o    performing  investment  quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac,  private mortgage  conduits and various institutional investors; and

o    non investment  grade,  sub performing  loans, non performing loans and REO properties  serviced for EMC's own account and for the account of investors in securitized performing and non performing collateral transactions.

     EMC's operations resemble those of most mortgage banking companies,  except that  significant  emphasis is placed on the collection and due diligence areas, due to the nature of the mortgage portfolios purchased. As of November 30, 2004,
EMC  was  servicing  approximately  $26.4  billion  of  mortgage  loans  and REO property.

Delinquency and Foreclosure Experience of EMC

     The following table sets forth the  delinquency and foreclosure  experience of mortgage loans serviced by EMC as of the dates indicated.  EMC's portfolio of mortgage  loans may differ  significantly  from the mortgage  loans  backing the certificates  in terms of  underwriting  standards,  interest  rates,  principal balances,  geographic  distribution,  types of  properties  and  other  possibly relevant  characteristics.  There can be no assurance,  and no representation is made,  that the  delinquency  and  foreclosure  experience  with  respect to the mortgage loans backing the certificates will be similar to that reflected in the table below, nor is any  representation  made as to the rate at which losses may
be  experienced  on  liquidation  of  defaulted   mortgage  loans.   The  actual
delinquency  experience on the mortgage  loans will depend,  among other things, upon the value of the real estate  securing such mortgage  loans and the ability of borrowers to make required payments.

                                                     Delinquency and Foreclosure Experience(1)
                                        As of November 30, 2001                     As of November 30, 2002
                                                                 % by                                        % by
                                 No. of        Principal       Principal                    Principal      Principal
                                  Loans        Balance(3)            Balance    No. of Loans     Balance(2) Balance
Current Loans...............        76,892    $4,291,550,897       58.30%       107,444   $6,863,380,896       62.44%
Period of Delinquency(3)....
   30-59 Days...............        14,425       795,817,499        10.81        17,455    1,044,663,778         9.50
   60-89 Days...............         4,935       279,727,400         3.80         6,524      401,534,696         3.65
   90 Days or more..........        10,257       530,744,768         7.21        13,797      686,521,557         6.25
Foreclosure/bankruptcies(3).        19,054     1,213,468,377        16.48        24,299    1,663,845,463        15.14
Real Estate Owned...........         4,234       249,853,497         3.39         5,014      331,882,863         3.02
Total Portfolio.............       129,795    $7,361,162,438      100.00%       174,533  $10,991,829,253      100.00%

                                        As of November 30, 2003                      As of November 30, 2004
                                                                 % by                                        % by
                                  No. of        Principal        Principal                    Principal      Principal
                                  Loans         Balance(2)        Balance    No. of Loans     Balance(2)     Balance
Current Loans...............       116,121    $8,638,124,015       68.08%       172,765  $21,265,918,459       80.60%
Period of Delinquency(3)....
   30-59 Days...............        17,011     1,092,638,661         8.61        20,148    1,952,489,108         7.40
   60-89 Days...............         6,194       405,096,220         3.19         7,545      667,524,136         2.53
   90 Days or more..........        15,417       760,682,618         5.99        14,641      793,465,947         3.01
Foreclosure/bankruptcies(4).        20,652     1,497,106,926        11.80        20,012    1,497,214,813         5.67
Real Estate Owned...........         3,553       295,106,372         2.33         2,298      208,206,521         0.79
Total Portfolio.............       168,948   $12,688,754,812      100.00%       237,409  $26,384,818,984      100.00%

--------

1    The  table  shows  mortgage  loans  which  were  delinquent  or  for  which foreclosure proceedings had been instituted as of the date indicated.

2    For  the  REO  properties,   the  principal  balance  is  at  the  time  of
     foreclosure.

3    No mortgage  loan is included  in this table as  delinquent  until it is 30 days past due.

4    Exclusive of the number of loans and principal  balance shown in the period of delinquency.

     Since  the  mortgage  loans  were  originated  by  various  originators  at different times, it is unlikely that the delinquency and foreclosure  experience set forth above will be representative of the actual delinquency and foreclosure experience on the mortgage loans in the trust fund or even representative of the mortgage  loans  in the  trust  fund  being  serviced  by EMC.  There  can be no assurance that factors beyond EMC's control,  such as national or local economic conditions  or  downturn  in the real  estate  markets  in which  the  mortgaged properties are located,  will not result in increased rates of delinquencies and foreclosure losses in the future.

                            MORTGAGE LOAN ORIGINATION

     General

     Approximately 67.59%,  26.53%,  65.38%,  49.50%, 54.93%, 7.26% and 0.60% of
the group I, group II-1,  group II-2,  group  II-3,  group II-4,  group II-5 and group II-6 mortgage loans,  respectively,  were originated by EMC. Approximately
7.65%, 67.23%,  0.67%, 45.16%,  36.01%,  76.36% and 92.57% of the group I, group
II-1,  group II-2,  group II-3,  group II-4,  group II-5 and group II-6 mortgage loans,  respectively,  were  originated  by  Countrywide.  The  remainder of the mortgage  loans  were  originated  by  various  originators,  none of which have originated more than 10% of the mortgage loans in the aggregate.

EMC

     Approximately  47.61%  of the  mortgage  loans in the  aggregate  have been acquired by EMC from various sellers and were originated generally in accordance with the following underwriting guidelines established by EMC.

EMC Underwriting Guidelines

     The following is a description  of the  underwriting  policies  customarily employed  by EMC  with  respect  to the  residential  mortgage  loans  that  EMC originated  during the period of  origination  of the  mortgage  loans.  EMC has represented to the depositor that the mortgage loans were  originated  generally in accordance with such policies.

     The  mortgage  loans   originated  by  EMC,  or  EMC  mortgage  loans,  are
"conventional  non-conforming  mortgage loans" (i.e., loans that are not insured by the  Federal  Housing  Authority,  or FHA,  or  partially  guaranteed  by the
Veterans  Administration  or which do not  qualify  for  sale to  Fannie  Mae or
Freddie  Mac) and are secured by first liens on one-to  four-family  residential properties.  These  loans  typically  differ  from  those  underwritten  to  the guidelines  established  by Fannie Mae and Freddie Mac primarily with respect to the original principal balances, loan-to-value ratios, borrower income, required documentation,  interest rates,  borrower  occupancy of the mortgaged  property, property types and/or mortgage loans with loan-to-value  ratios over 80% that do not have primary mortgage  insurance.  The EMC mortgage loans were originated or purchased  by EMC  and  were  generally  underwritten  in  accordance  with  the standards described herein.

     Such  underwriting  standards  are  applied  to  evaluate  the  prospective borrower's  credit standing and repayment  ability and the value and adequacy of the mortgaged property as collateral.  These standards are applied in accordance with the applicable  federal and state laws and  regulations.  Exceptions to the underwriting standards are permitted where compensating factors are present.

     Generally,   each   mortgagor  will  have  been  required  to  complete  an
application  designed  to  provide to the lender  pertinent  credit  information concerning the mortgagor. The mortgagor will have given information with respect to its assets, liabilities,  income (except as described below), credit history, employment history and personal information,  and will have furnished the lender with  authorization  to obtain a credit report which  summarizes the mortgagor's credit  history.  In the case of  investment  properties  and two- to  four-unit dwellings,  income derived from the mortgaged  property may have been considered for underwriting purposes, in addition to the income of the mortgagor from other sources. With respect to second homes or vacation properties,  no income derived from the property will have been considered for underwriting purposes.

     With respect to purchase  money or  rate/term  refinance  loans  secured by single family residences,  loan-to-value  ratios at origination of up to 97% for
EMC mortgage loans with original principal balances of up to $400,000, up to 95%
for EMC mortgage loans secured by one-to-two  family,  primary  residences  with original  principal  balances of up to $400,000  and up to 90% for EMC  mortgage loans secured by one-to-four family,  primary residences with original principal balances  of up to $650,000  are  generally  allowed.  EMC  mortgage  loans with principal balances up to $1,000,000, or super jumbos, are allowed if the loan is secured by the borrower's primary residence.  The loan-to-value  ratio for super jumbos  generally may not exceed 80%. For cash out refinance  loans, the maximum loan-to-value ratio generally is 90% and the maximum "cash out" amount permitted is based in part on the original amount of the related EMC mortgage loan.

     With  respect  to EMC  mortgage  loans  secured by  investment  properties, loan-to-value  ratios at  origination  of up to 95% for EMC mortgage  loans with original principal  balances up to $1,000,000 are permitted.  EMC mortgage loans secured by investment  properties may have higher original principal balances if they have lower  loan-to-value  ratios at origination - typically below 80%. For cash out refinance loans, the maximum  loan-to-value ratio can be as high as 95%
and the maximum  "cash out" amount  permitted  is based in part on the  original amount of the related mortgage loan.

     Except in the case of 1.52% of all EMC  mortgage  loans,  each EMC mortgage loan with an original  loan-to-value  ratio at origination  exceeding 80%, has a primary  mortgage  insurance policy insuring a portion of the balance of the EMC
Loan at least  equal to the  product of the  original  principal  balance of the mortgage  loan and a  fraction,  the  numerator  of which is the  excess  of the original  principal  balance of such mortgage loan over 75% of the lesser of the appraised value and the selling price of the related mortgaged  property and the denominator of which is the original  principal  balance of the related mortgage loan,  plus  accrued  interest  thereon  and  related  foreclosure  expenses  is generally  required.  No such primary mortgage insurance policy will be required with  respect  to any  such  EMC  Loan  after  the  date on  which  the  related loan-to-value  ratio decreases to 80% or less or, based upon new appraisal,  the principal  balance  of  such  mortgage  loan  represents  80% or less of the new appraised value. All of the insurers that have issued primary mortgage insurance policies  with  respect to the EMC  mortgage  loans meet Fannie Mae's or Freddie
Mac's standard or are acceptable to the Rating Agencies.

     In determining whether a prospective borrower has sufficient monthly income available  (i) to meet the  borrower's  monthly  obligation  on  their  proposed mortgage loan and (ii) to meet the monthly housing  expenses and other financial obligations on the proposed mortgage loan, each lender generally considers, when required by the applicable  documentation  program, the ratio of such amounts to the proposed borrower's acceptable stable monthly gross income. Such ratios vary depending on a number of underwriting criteria,  including loan-to-value ratios, and are determined on a loan-by-loan basis.

     Each  lender  also  examines  a  prospective   borrower's   credit  report.
Generally,  each credit report provides a credit score for the borrower.  Credit scores generally range from 350 to 840 and are available from three major credit bureaus:  Experian (formerly TRW Information Systems and Services),  Equifax and
Trans Union.  If three credit scores are obtained,  the  originator  applies the middle score of the primary wage earner.  Credit scores are empirically  derived from  historical  credit  bureau data and  represent  a numerical  weighing of a borrower's  credit  characteristics  over a two-year  period.  A credit score is generated  through  the  statistical  analysis  of a  number  of  credit-related characteristics  or  variables.  Common  characteristics  include  the number of credit lines (trade lines),  payment history,  past  delinquencies,  severity of delinquencies,  current  levels of  indebtedness,  types of credit and length of credit  history.  Attributes are the specific values of each  characteristic.  A scorecard  (the  model) is  created  with  weights  or points  assigned  to each attribute.  An individual  loan  applicant's  credit score is derived by summing together the attribute weights for that applicant.

Countrywide

     Approximately  39.32%  of the  mortgage  loans in the  aggregate  have been originated  generally in accordance with the following  underwriting  guidelines established by Countrywide.

Countrywide Underwriting Guidelines

     The following is a description  of the  underwriting  policies  customarily employed by  Countrywide  with respect to the  residential  mortgage  loans that
Countrywide  originated  during the period of origination of the mortgage loans.
Countrywide has represented to the Depositor that the mortgage loans  originated or acquired by Countrywide,  or the Countrywide  mortgage loans, were originated generally in accordance with such policies.

     The   Countrywide   mortgage  loans  are  originated  in  accordance   with
Countrywide's  credit,  appraisal  and  underwriting  standards.   Countrywide's
underwriting  standards are applied in accordance  with  applicable  federal and state laws and regulations.

     As part of its  evaluation of potential  borrowers,  Countrywide  generally requires a description of income.  If required by its  underwriting  guidelines,
Countrywide  obtains  employment  verification  providing current and historical income information and/or a telephonic employment confirmation.  Such employment verification  may be  obtained,  either  through  analysis  of  the  prospective borrower's  recent  pay stub  and/or  W-2 forms for the most  recent  two years, relevant  portions  of the most  recent  two  years'  tax  returns,  or from the prospective  borrower's  employer,  wherein the  employer  reports the length of employment and current salary with that organization.  Self-employed prospective borrowers  generally are required to submit  relevant  portions of their federal tax returns for the past two years.

     In assessing a prospective borrower's creditworthiness, Countrywide may use
FICO Credit Scores.  "FICO Credit Scores" are statistical credit scores designed to assess a borrower's  creditworthiness and likelihood to default on a consumer obligation  over a two-year period based on a borrower's  credit  history.  FICO
Credit  Scores  were not  developed  to  predict  the  likelihood  of default on mortgage  loans and,  accordingly,  may not be  indicative  of the  ability of a
mortgagor  to  repay  its  mortgage   loan.   FICO  Credit   Scores  range  from
approximately  250 to  approximately  900,  with  higher  scores  indicating  an individual with a more favorable credit history compared to an individual with a lower score. Under Countrywide's  underwriting guidelines,  borrowers possessing higher FICO Credit Scores,  which indicate a more favorable credit history,  and who give  Countrywide  the right to obtain  the tax  returns  they filed for the preceding two years may be eligible for  Countrywide's  processing  program (the
"Preferred  Processing  Program").  Countrywide  may  waive  some  documentation requirements  for  Countrywide  mortgage  loans  originated  under the Preferred
Processing Program.

     Periodically  the data used by  Countrywide  to complete  the  underwriting analysis  may be obtained by a third  party,  particularly  for  mortgage  loans originated  through a loan correspondent or mortgage broker. In those instances,
the  initial   determination  as  to  whether  a  mortgage  loan  complies  with
Countrywide's  underwriting  guidelines  may be made by an  independent  company hired to  perform  underwriting  services  on  behalf of  Countrywide,  the loan correspondent or mortgage broker. In addition,  Countrywide may acquire mortgage loans from  approved  correspondent  lenders  under a program  pursuant to which
Countrywide  delegates to the  correspondent  the  obligation to underwrite  the mortgage  loans to  Countrywide's  standards.  Under  these  circumstances,  the underwriting  of a  Countrywide  mortgage  loan may not have  been  reviewed  by
Countrywide  before  acquisition  of the  mortgage  loan  and the  correspondent represents  that  Countrywide's  underwriting  standards  have been  met.  After purchasing  mortgage  loans under those  circumstances,  Countrywide  conducts a quality  control review of a sample of the mortgage  loans.  The number of loans reviewed in the quality  control  process  varies based on a variety of factors, including  Countrywide's prior experience with the correspondent  lender and the results of the quality control review process itself.

     Countrywide's  underwriting  standards  are  applied  by  or on  behalf  of
Countrywide to evaluate the prospective borrower's credit standing and repayment ability and the value and  adequacy  of the  mortgaged  property as  collateral.
Under those standards,  a prospective  borrower must generally  demonstrate that the ratio of the borrower's  monthly housing expenses  (including  principal and interest on the proposed  mortgage loan and, as applicable,  the related monthly portion of property  taxes,  hazard  insurance  and mortgage  insurance)  to the borrower's  monthly  gross  income  and the ratio of total  monthly  debt to the monthly gross income (the "debt-to-income" ratios) are within acceptable limits.
If the  prospective  borrower  has  applied  for a 3/1  mortgage  loan or a 3/27 mortgage  loan and the  Loan-to-Value  Ratio is less  than or equal to 75%,  the interest  component of the monthly  housing  expense is calculated  based on the initial loan interest rate; if the Loan-to-Value Ratio exceeds 75%, the interest component of the monthly  housing  expense  calculation  is based on the initial loan  interest rate plus 2%. If the  prospective  borrower has applied for a 5/1 mortgage  loan, a 5/25 mortgage loan, a 7/1 mortgage loan, a 7/23 mortgage loan, a 10/1 mortgage loan or a 10/20  mortgage  loan,  the interest  component of the monthly housing  expense is calculated  based on the initial loan interest rate.
The  maximum  acceptable   debt-to-income   ratio,  which  is  determined  on  a
loan-by-loan  basis  varies  depending  on a number  of  underwriting  criteria, including the Loan-to-Value Ratio, loan purpose,  loan amount and credit history of the borrower.  In addition to meeting the  debt-to-income  ratio  guidelines, each  prospective  borrower is required to have sufficient cash resources to pay the down payment and closing  costs.  Exceptions to  Countrywide's  underwriting guidelines may be made if compensating factors are demonstrated by a prospective borrower.  Additionally,  Countrywide  does permit its adjustable  rate mortgage loans, hybrid adjustable rate mortgage loans and negative  amortization mortgage loans to be assumed by a purchaser of the related mortgaged property, so long as the mortgage  loan is in its  adjustable  rate period and the related  purchaser meets Countrywide's underwriting standards that are then in effect.

     Countrywide    may   provide    secondary    financing   to   a   mortgagor
contemporaneously  with the origination of a Countrywide  mortgage loan, subject to the  following  limitations:  the  loan-to-value  ratio of the senior  (i.e., first)  lien may not exceed  80% and the  combined  loan-to-value  ratio may not exceed 100%. Countrywide's  underwriting guidelines do not prohibit or otherwise restrict a mortgagor from obtaining  secondary financing from lenders other than
Countrywide,  whether  at  origination  of  the  Countrywide  mortgage  loan  or thereafter.

     The nature of the  information  that a borrower is required to disclose and whether the  information  is verified  depends,  in part,  on the  documentation program used in the origination process. In general under the Full Documentation
Loan Program (the "Full Documentation  Program"),  each prospective  borrower is required to complete an application  which includes  information with respect to the applicant's assets, liabilities,  income, credit history, employment history and other personal information. Self-employed individuals are generally required to submit  their two most  recent  federal  income tax  returns.  Under the Full
Documentation Program, the underwriter verifies the information contained in the application relating to employment, income, assets or mortgages.

     A  prospective  borrower may be eligible for a loan  approval  process that
limits  or  eliminates   Countrywide's   standard   disclosure  or  verification
requirements or both. Countrywide offers the following documentation programs as alternatives to its Full  Documentation  Program:  an Alternative  Documentation
Loan Program (the "Alternative  Documentation Program"), a Reduced Documentation
Loan Program (the "Reduced  Documentation  Program"), a CLUES Plus Documentation
Loan  Program (the "CLUES Plus  Documentation  Program"),  a No Income/No  Asset
Documentation Loan Program (the "No Income/No Asset Documentation  Program"),  a
Stated Income/Stated Asset Documentation Loan Program (the "Stated Income/Stated
Asset Documentation Program") and a Streamlined  Documentation Loan Program (the
"Streamlined Documentation Program").

     For all  Countrywide  mortgage loans,  Countrywide  obtains a credit report relating to the applicant  from a credit  reporting  company.  The credit report typically contains  information  relating to such matters as credit history with local and national  merchants  and lenders,  installment  debt  payments and any record of defaults, bankruptcy,  dispossession,  suits or judgments. All adverse information in the credit report is required to be explained by the  prospective borrower to the satisfaction of the lending officer.

     Except  with  respect  to  mortgage  loans   originated   pursuant  to  its
Streamlined   Documentation   Program,   Countrywide   obtains  appraisals  from
independent  appraisers or appraisal  services for properties that are to secure mortgage  loans.  The  appraisers  inspect and appraise  the proposed  mortgaged property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based  on  recent  sales  of  comparable  homes in the  area  and,  when  deemed
appropriate,   a  replacement  cost  analysis  based  on  the  current  cost  of constructing  a similar home.  All  appraisals are required to conform to Fannie
Mae or Freddie Mac appraisal standards then in effect.

     Countrywide  requires title  insurance on all of its mortgage loans secured by  first  liens on real  property.  Countrywide  also  requires  that  fire and extended coverage casualty  insurance be maintained on the mortgaged property in an amount at least equal to the principal  balance of the related  single-family mortgage loan or the replacement  cost of the mortgaged  property,  whichever is less.

     In  addition  to  Countrywide's   standard  underwriting   guidelines  (the
"Standard Underwriting Guidelines"),  which are consistent in many respects with the  guidelines  applied to mortgage  loans  purchased by Fannie Mae and Freddie
Mac,  Countrywide uses underwriting  guidelines featuring expanded criteria (the
"Expanded Underwriting  Guidelines").  The Standard Underwriting  Guidelines and
the Expanded  Underwriting  Guidelines are described  further under the next two headings.

     Standard Underwriting Guidelines

     Countrywide's  Standard  Underwriting  Guidelines  for mortgage  loans with non-conforming  original principal balances generally allow loan-to-value ratios at  origination  of up to 95% for  purchase  money or rate  and  term  refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 75% for mortgage loans with original principal  balances of up to $1,000,000,  up to 65%
for mortgage loans with original principal balances of up to $1,500,000,  and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

     For cash-out refinance mortgage loans,  Countrywide's Standard Underwriting
Guidelines for mortgage loans with  non-conforming  original  principal balances generally  allow  loan-to-value  ratios at origination of up to 75% and original principal  balances  ranging  up to  $650,000.  The  maximum  "cash-out"  amount permitted is $200,000 and is based in part on the original  loan-to-value  ratio of the related  mortgage  loan. A refinance  mortgage  loan is  classified  as a cash-out  refinance  mortgage  loan by  Countrywide  if the borrower  retains an amount  greater than the lesser of 2% of the entire  amount of the proceeds from the refinancing of the existing loan or $2,000.

     Countrywide's  Standard  Underwriting  Guidelines  for  conforming  balance mortgage  loans reflect Fannie Mae's and Freddie Mac's 2005  conforming  balance limits and generally allow loan-to-value ratios at origination on owner occupied properties  of up to 95% on 1 unit  properties  with  principal  balances  up to
$359,650  ($539,475 in Alaska and Hawaii) and 2 unit  properties  with principal balances up to $460,400  ($690,600 in Alaska and Hawaii) and up to 80% on 3 unit properties  with  principal  balances of up to $556,500  ($834,750 in Alaska and
Hawaii)  and 4  unit  properties  with  principal  balances  of  up to  $691,600
($1,037,400  in Alaska and  Hawaii).  On second  homes,  Countrywide's  Standard
Underwriting  Guidelines for conforming  balance  mortgage loans generally allow loan-to-value  ratios  at  origination  of up to 95% on 1 unit  properties  with principal balances up to $359,650 ($539,475 in Alaska and Hawaii). Countrywide's
Standard Underwriting Guidelines for conforming balance mortgage loans generally allow loan-to-value ratios at origination on investment  properties of up to 90%
on 1 unit properties with principal  balances up to $359,650 ($539,475 in Alaska and  Hawaii)  and 2 unit  properties  with  principal  balances  up to  $460,400
($690,600  in  Alaska  and  Hawaii)  and up to 75%  on 3  unit  properties  with principal  balances of up to $556,500 ($834,750 in Alaska and Hawaii) and 4 unit properties with principal  balances of up to $691,600  ($1,037,400 in Alaska and
Hawaii).

     Under its Standard Underwriting Guidelines, Countrywide generally permits a debt-to-income  ratio based on the borrower's  monthly housing expenses of up to
33% and a debt-to-income  ratio based on the borrower's total monthly debt of up to 38%.

     In  connection  with  the  Standard  Underwriting  Guidelines,  Countrywide originates or acquires mortgage loans under the Full Documentation  Program, the
Alternative  Documentation Program, the Reduced Documentation Program, the CLUES
Plus Documentation Program or the Streamlined Documentation Program.

     The  Alternative  Documentation  Program  permits a borrower to provide W-2 forms  instead of tax returns  covering the most recent two years,  permits bank statements in lieu of verification of deposits and permits  alternative  methods of employment verification.

     Under the Reduced Documentation  Program,  some underwriting  documentation concerning  income,  employment and asset  verification  is waived.  Countrywide obtains from a prospective  borrower  either a  verification  of deposit or bank statements for the two-month period  immediately before the date of the mortgage loan  application  or  verbal  verification  of  employment.  Since  information relating to a prospective  borrower's income and employment is not verified, the borrower's  debt-to-income  ratios  are  calculated  based  on  the  information provided  by  the  borrower  in  the  mortgage  loan  application.  The  maximum loan-to-value ratio, including secondary financing, ranges up to 75%.

     The CLUES Plus Documentation Program permits the verification of employment by alternative means, if necessary,  including verbal verification of employment or reviewing  paycheck  stubs covering the pay period  immediately  prior to the date of the mortgage loan  application.  To verify the borrower's assets and the sufficiency of the borrower's funds for closing,  Countrywide obtains deposit or bank account statements from each prospective borrower for the month immediately prior to the  date of the  mortgage  loan  application.  Under  the  CLUES  Plus
Documentation  Program,  the  maximum  loan-to-value  ratio is 75% and  property values  may be  based  on  appraisals  comprising  only  interior  and  exterior inspections. Cash-out refinances and investor properties are not permitted under the CLUES Plus Documentation Program.

     The  Streamlined  Documentation  Program is available for borrowers who are refinancing  an  existing  mortgage  loan that was  originated  or  acquired  by
Countrywide  provided that,  among other things,  the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period.
Under the Streamlined Documentation Program, appraisals are obtained only if the loan amount of the loan being  refinanced had a loan-to-value  ratio at the time of  origination  in  excess of 80% or if the loan  amount of the new loan  being originated  is  greater  than  $650,000.  In  addition,  under  the  Streamlined
Documentation  Program,  a credit  report is obtained but only a limited  credit review is conducted, no income or asset verification is required, and telephonic verification of employment is permitted.  The maximum  loan-to-value ratio under the Streamlined Documentation Program ranges up to 95%.

     Expanded Underwriting Guidelines

     Countrywide  mortgage loans that are underwritten  pursuant to the Expanded
Underwriting  Guidelines  may have  higher  loan-to-value  ratios,  higher  loan amounts and different documentation  requirements than those associated with the
Standard  Underwriting  Guidelines.  The Expanded  Underwriting  Guidelines also permit higher debt-to-income ratios than mortgage loans underwritten pursuant to the Standard Underwriting Guidelines.

     Countrywide's  Expanded  Underwriting  Guidelines  for mortgage  loans with non-conforming  original principal balances generally allow loan-to-value ratios at  origination  of up to 95% for  purchase  money or rate  and  term  refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 80% for mortgage loans with original principal  balances of up to $1,000,000,  up to 75%
for mortgage loans with original  principal  balances of up to $1,500,000 and up to 70% for mortgage loans with original  principal balances of up to $3,000,000.
Under  certain  circumstances,   however,  Countrywide's  Expanded  Underwriting
Guidelines  allow  for  loan-to-value  ratios of up to 100% for  purchase  money mortgage loans with original principal balances of up to $375,000.

     For cash-out refinance mortgage loans,  Countrywide's Expanded Underwriting
Guidelines for mortgage loans with  non-conforming  original  principal balances generally  allow  loan-to-value  ratios at origination of up to 90% and original principal  balances  ranging up to  $1,500,000.  The maximum  "cash-out"  amount permitted is $400,000 and is based in part on the original  loan-to-value  ratio of the related mortgage loan.

     Countrywide's  Expanded  Underwriting  Guidelines  for  conforming  balance mortgage  loans reflect Fannie Mae's and Freddie Mac's 2005  conforming  balance limits and generally allow loan-to-value ratios at origination on owner occupied properties  of up to 100% on 1 unit  properties  with  principal  balances up to
$359,650  ($539,475 in Alaska and Hawaii) and 2 unit  properties  with principal balances up to $460,400  ($690,600 in Alaska and Hawaii) and up to 85% on 3 unit properties  with  principal  balances of up to $556,500  ($834,750 in Alaska and
Hawaii)  and 4  unit  properties  with  principal  balances  of  up to  $691,600
($1,037,400  in Alaska and  Hawaii).  On second  homes,  Countrywide's  Expanded
Underwriting  Guidelines for conforming  balance  mortgage loans generally allow loan-to-value  ratios  at  origination  of up to 95% on 1 unit  properties  with principal balances up to $359,650 ($539,475 in Alaska and Hawaii). Countrywide's
Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow loan-to-value ratios at origination on investment  properties of up to 90%
on 1 unit properties with principal  balances up to $359,650 ($539,475 in Alaska and  Hawaii)  and 2 unit  properties  with  principal  balances  up to  $460,400
($690,600  in  Alaska  and  Hawaii)  and up to 85%  on 3  unit  properties  with principal  balances of up to $556,500 ($834,750 in Alaska and Hawaii) and 4 unit properties with principal  balances of up to $691,600  ($1,037,400 in Alaska and
Hawaii).

     Under its Expanded Underwriting Guidelines, Countrywide generally permits a debt-to-income  ratio based on the borrower's  monthly housing expenses of up to
36% and a debt-to-income  ratio based on the borrower's total monthly debt of up to 40%;  provided,  however,  that if the  loan-to-value  ratio exceeds 80%, the maximum permitted debt-to-income ratios are 33% and 38%, respectively.

     In  connection  with  the  Expanded  Underwriting  Guidelines,  Countrywide originates or acquires mortgage loans under the Full Documentation  Program, the
Alternative  Documentation  Program, the Reduced Documentation Loan Program, the
No Income/No  Asset  Documentation  Program and the Stated  Income/Stated  Asset
Documentation Program.  Neither the No Income/No Asset Documentation Program nor
the Stated  Income/Stated  Asset  Documentation  Program is available  under the
Standard Underwriting Guidelines.

     The same  documentation and verification  requirements apply to Countrywide mortgage loans documented under the Alternative Documentation Program regardless of  whether  the loan has been  underwritten  under  the  Expanded  Underwriting
Guidelines  or  the  Standard  Underwriting   Guidelines.   However,  under  the
Alternative  Documentation  Program,  Countrywide  mortgage loans that have been underwritten  pursuant to the Expanded  Underwriting  Guidelines may have higher loan balances and  loan-to-value  ratios than those permitted under the Standard
Underwriting Guidelines.

     Similarly,  the same  documentation and verification  requirements apply to
Countrywide  mortgage loans documented under the Reduced  Documentation  Program regardless  of  whether  the loan  has  been  underwritten  under  the  Expanded
Underwriting Guidelines or the Standard Underwriting Guidelines.  However, under the Reduced Documentation Program, higher loan balances and loan-to-value ratios
are  permitted  for  mortgage  loans  underwritten   pursuant  to  the  Expanded
Underwriting  Guidelines than those  permitted  under the Standard  Underwriting
Guidelines.  The maximum  loan-to-value  ratio,  including secondary  financing, ranges  up to  90%.  The  borrower  is  not  required  to  disclose  any  income information for some mortgage loans originated  under the Reduced  Documentation
Program, and accordingly debt-to-income ratios are not calculated or included in the underwriting  analysis. The maximum loan-to-value ratio, including secondary financing, for those mortgage loans ranges up to 85%.

     Under  the No  Income/No  Asset  Documentation  Program,  no  documentation relating to a prospective  borrower's  income,  employment or assets is required and  therefore  debt-to-income  ratios are not  calculated  or  included  in the underwriting analysis, or if the documentation or calculations are included in a mortgage  loan  file,  they are not  taken  into  account  for  purposes  of the underwriting  analysis.  This  program is limited to  borrowers  with  excellent credit  histories.  Under the No  Income/No  Asset  Documentation  Program,  the
maximum  loan-to-value ratio,  including secondary financing,  ranges up to 95%.
Countrywide mortgage loans originated under the No Income/No Asset Documentation
Program are generally eligible for sale to Fannie Mae or Freddie Mac.

     Under the Stated Income/Stated Asset Documentation Program, the Countrywide
mortgage  loan  application  is reviewed to determine  that the stated income is reasonable  for the  borrower's  employment  and  that  the  stated  assets  are
consistent  with  the  borrower's   income.  The  Stated   Income/Stated   Asset
Documentation   Program  permits  maximum   loan-to-value   ratios  up  to  90%.
Countrywide  mortgage  loans  originated  under the Stated  Income/Stated  Asset
Documentation  Program are generally  eligible for sale to Fannie Mae or Freddie
Mac.

     Under the Expanded  Underwriting  Guidelines,  Countrywide may also provide mortgage loans to borrowers who are not U.S. citizens,  including  permanent and non-permanent  residents.  The borrower is required to have a valid U.S.  social security  number  or a  certificate  of  foreign  status  (IRS  form  W-8).  The borrower's  income  and assets  must be  verified  under the Full  Documentation
Program or the  Alternative  Documentation  Program.  The maximum  loan-to-value ratio, including secondary financing, is 80%.

                             ADDITIONAL INFORMATION

     The description in this prospectus supplement, including Schedule A hereto, of the mortgage  pool and the  mortgaged  properties  is based upon the mortgage pool as  constituted  at the close of business on the Cut-off  Date, as adjusted for the scheduled  principal  payments due on or before this date.  Prior to the issuance of the Offered  Certificates,  mortgage  loans may be removed  from the mortgage  pool as a result  of  incomplete  documentation  or  otherwise  if the
Depositor deems this removal  necessary or desirable,  and may be prepaid at any time. A limited  number of other  mortgage loans may be included in the mortgage pool prior to the issuance of the Offered  Certificates  unless  including these mortgage loans would materially alter the  characteristics  of the mortgage pool as described in this  prospectus  supplement.  The  Depositor  believes that the information  set  forth in this  prospectus  supplement,  including  Schedule  A hereto, will be representative of the characteristics of the mortgage pool as it will be constituted at the time the Offered  Certificates  are issued,  although the range of mortgage  rates and  maturities  and other  characteristics  of the mortgage loans may vary. In no event,  however, will more than 10% (by principal balance  at  the  Cut-  off  Date)  of  the  mortgage  loans  deviate  from  the characteristics of the mortgage loans set forth in this prospectus supplement.

                         DESCRIPTION OF THE CERTIFICATES

     General

     The Bear Stearns ALT-A Trust  Mortgage  Pass-Through  Certificates,  Series
2005-2 will consist of the Offered  Certificates  and Non-offered  Certificates.
Only the Offered Certificates are offered by this prospectus supplement.

     The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund consisting of the following:

o    all of the  Depositor's  right,  title and  interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related  documents, including all interest and principal due with respect to the mortgage loans after the Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date,

o    any  mortgaged  properties  acquired  on  behalf of  certificateholders  by foreclosure or by deed in lieu of  foreclosure,  and any revenues  received thereon,

o    the rights of the  Trustee  under all  insurance  policies  required  to be maintained pursuant to the Agreement,

o    the rights of the  Depositor  under the Mortgage  Loan  Purchase  Agreement between the Depositor and the Seller,

o    such assets relating to the mortgage loans as from time to time may be held in the Protected  Accounts,  the Master Servicer Collection Account and the
     Distribution Account,

o    the rights with respect to the Servicing Agreements, to the extent assigned to the Trustee,

o    the rights with respect to the Cap Contracts, and

o    any proceeds of the foregoing.

     The  aggregate  principal  balance of the mortgage  loans as of the Cut-off
Date, after  application of scheduled  payments due whether or not received,  is approximately  $1,709,183,115,  subject to a permitted  variance as described in this prospectus supplement under "Additional Information."

     Each  class  of  the  Certificates   will  have  the  approximate   initial
Certificate  Principal Balance as set forth on pages S-2 and S-3 hereof and will have the  Pass-Through  Rate determined as provided under "Summary of Prospectus
Supplement-Description  of the Certificates-Pass Through Rates" and "Description
of Certificates-Interest  Distribution" in this prospectus supplement. The Class
R Certificates also represent the right to receive  additional  distributions in respect of the trust fund on any distribution  date after all required  payments of principal  and  interest  have been made on such date in respect of the other classes  of  Certificates,  although  it is not  anticipated  that funds will be available for any additional  distribution.  The Class I-B-3,  Class B-IO, Class
XP, Class II-B-6, Class II-B-7,  Class II-B-8 and Residual  Certificates are not
being offered by this prospectus supplement.

     The Offered Certificates will be issued,  maintained and transferred on the book-entry  records of DTC and its participants in minimum  denominations of (i)
in the case of the Senior  Certificates,  $1,000 and integral multiples of $1.00 in excess thereof and (ii) in the case of the Offered Subordinate  Certificates,
$25,000 and integral  multiples of $1.00 in excess  thereof.  One certificate of each  of  these  classes  may be  issued  in a  different  principal  amount  to accommodate the remainder of the initial principal amount of the certificates of such class.

     The  Book-entry  Certificates  will initially be represented by one or more
Global Securities  registered in the name of a nominee of DTC. The Depositor has been  informed  by DTC that  DTC's  nominee  will be Cede  &  Co.  No person acquiring  an  interest  in any  class of the  Book-entry  Certificates  will be entitled to receive a certificate representing such person's interest, except as set forth below under  "-Definitive  Certificates".  Unless and until definitive certificates  are  issued  under the  limited  circumstances  described  in this prospectus  supplement,  all  references to actions by  certificateholders  with respect to the Book-entry  Certificates shall refer to actions taken by DTC upon instructions  from  its  participants  and all  references  in  this  prospectus
supplement   to    distributions,    notices,    reports   and   statements   to
certificateholders  with respect to the Book-entry  Certificates  shall refer to distributions,  notices, reports and statements to DTC or Cede & Co., as the
registered   holder  of  the  Book-entry   Certificates,   for  distribution  to
Certificate Owners in accordance with DTC procedures.  See "-Registration of the
Book-Entry  Certificates"  and  "-Definitive  Certificates"  in this  prospectus supplement.

     All  distributions to holders of the Offered  Certificates,  other than the final  distribution on any class of Offered  Certificates,  will be made on each distribution  date by or on behalf of the  Trustee to the persons in whose names the Offered  Certificates are registered at the close of business on the related
Record  Date.  Distributions  will be made  either  (a) by check  mailed  to the address of each  certificateholder  as it appears in the certificate register or
(b) upon written request to the Trustee at least five business days prior to the relevant Record Date by any holder of Offered  Certificate,  by wire transfer in immediately available funds to the account of the  certificateholders  specified in the request. The final distribution on any class of Offered Certificates will be made in a like manner, but only upon presentment and surrender of the related
Certificate  at the corporate  trust office of the Trustee or any other location specified in the notice to certificateholders of the final distribution.

     The Certificates will not be listed on any securities exchange or quoted in the automated quotation system of any registered  securities  association.  As a result,  investors in the Certificates  may experience  limited  liquidity.  See
"Risk Factors-The Offered  Certificates Will Have Limited Liquidity,  So You May
Be Unable to Sell Your  Securities  or May Be Forced to Sell Them at a  Discount
from Their Fair Market Value." in this prospectus supplement.

          Registration of the Book-Entry Certificates

     DTC is a  limited-purpose  trust  company  organized  under the laws of the
State  of New  York,  a  member  of the  Federal  Reserve  System,  a  "clearing corporation"  within the meaning of the New York Uniform  Commercial Code, and a
"clearing  agency"  registered  pursuant to the provisions of Section 17A of the
Exchange Act. DTC was created to hold  securities  for its  participants  and to facilitate  the clearance and  settlement  of  securities  transactions  between participants  through electronic book entries,  thereby eliminating the need for physical movement of certificates.

     Certificate  Owners that are not participants or indirect  participants but desire to purchase,  sell or otherwise transfer ownership of, or other interests in, the Book-entry Certificates may do so only through participants and indirect participants. In addition,  Certificate Owners will receive all distributions of principal  of and  interest  on the  Book-entry  Certificates  from the  Trustee through DTC and DTC  participants.  The Trustee will forward  payments to DTC in same day funds and DTC will forward  payments to  participants in next day funds
settled  through  the  New  York  Clearing  House.   Each  participant  will  be
responsible   for   disbursing  the  payments.   Unless  and  until   definitive
certificates are issued, it is anticipated that the only  certificateholders  of the  Book-entry  Certificates  will  be  Cede  &  Co.,  as  nominee  of DTC.
Certificate Owners will not be recognized by the Trustee as  certificateholders, as such term is used in the Agreement and  Certificate  Owners will be permitted to exercise the rights of certificateholders only indirectly through DTC and its participants.

     Under the Rules, DTC is required to make book-entry transfers of Book-entry
Certificates  among  participants  and to receive and transmit  distributions of principal of, and interest on, the  Book-entry  Certificates.  Participants  and indirect  participants with which Certificate  Owners have accounts with respect to the  Book-entry  Certificates  similarly  are  required  to  make  book-entry transfers and receive and transmit these payments on behalf of their  respective
Certificate Owners.  Accordingly,  although  Certificate Owners will not possess definitive  certificates,  the Rules  provide a mechanism  by which  Certificate
Owners  through  their  participants  and  indirect  participants  will  receive payments and will be able to transfer their interest.

     Because  DTC can only act on  behalf  of  participants,  who in turn act on behalf of indirect participants and on behalf of certain banks, the ability of a
Certificate Owner to pledge Book-entry  Certificates to persons or entities that do not  participate  in the DTC  system,  or to  otherwise  act with  respect to
Book-entry  Certificates,  may  be  limited  due  to  the  absence  of  physical certificates for the Book-entry  Certificates.  In addition,  under a book-entry format,  Certificate  Owners may experience  delays in their receipt of payments since distribution will be made by the Trustee to Cede & Co., as nominee for
DTC.

     Under  the  Rules,  DTC  will  take  action  permitted  to  be  taken  by a certificateholders  under the  Agreement  only at the  direction  of one or more participants  to whose DTC account the  Book-entry  Certificates  are  credited.
Additionally,  under the Rules,  DTC will take actions with respect to specified voting  rights  only at the  direction  of and on behalf of  participants  whose holdings of Book-entry  Certificates evidence these specified voting rights. DTC may take conflicting  actions with respect to voting rights,  to the extent that participants whose holdings of Book-entry  Certificates  evidence voting rights, authorize divergent action.

     The  Depositor,  the Master  Servicer,  the Securities  Administrator,  the
Servicers  and the Trustee will have no liability  for any aspect of the records relating to or payments made on account of beneficial ownership interests in the
Book-entry  Certificates  held by Cede &  Co.,  as nominee  for DTC,  or for maintaining,  supervising  or  reviewing  any  records  relating  to  beneficial ownership interests.

          Definitive Certificates

     Definitive  certificates  will be  issued  to  Certificate  Owners or their nominees,  respectively,  rather  than  to DTC or its  nominee,  only if (1) the
Depositor  advises the Trustee in writing that DTC is no longer  willing or able to properly  discharge its  responsibilities  as clearing agency with respect to the  Book-entry  Certificates  and the Depositor is unable to locate a qualified successor  within  30  days or (2)  the  Depositor,  at its  option,  elects  to terminate the book-entry system through DTC. Additionally,  after the occurrence of an event of default under the Agreement, any Certificate Owner materially and adversely  affected  thereby  may, at its option,  request  and,  subject to the procedures  set  forth  in  the  Agreement,  receive  a  definitive  certificate evidencing such Certificate Owner's fractional undivided interest in the related class of Certificates.

     Upon its receipt of notice of the occurrence of any event  described in the immediately  preceding  paragraph,  the Trustee is required to request  that DTC notify all Certificate  Owners through its  participants of the  availability of definitive  certificates.  Upon surrender by DTC of the definitive  certificates representing  the  Book-entry  Certificates  and  receipt  of  instructions  for re-registration,  the  Trustee  will  reissue  the  Book-entry  Certificates  as definitive  certificates  issued in the  respective  principal  amounts owned by individual  Certificate  Owners,  and  thereafter the Trustee will recognize the holders of definitive certificates as certificateholders under the Agreement.

          Distributions on the Group I Certificates

     On each  distribution  date, the Trustee will withdraw the available  funds with respect to Loan Group I from the Distribution Account for such distribution date and apply such amounts as follows:

     First,  to pay any  accrued  and  unpaid  interest  on the  Group I Offered
Certificates  and  the  Class  I-B-3  Certificates  in the  following  order  of priority:

1.   From Interest Funds to the Class I-A-1  Certificates,  the Current Interest
     and then any Interest Carry Forward Amount for such class;

2.   From  remaining  Interest  Funds,  to the Class I-M-1,  Class I-M-2,  Class
     I-B-1,  Class I-B-2 and Class  I-B-3  Certificates,  sequentially,  in that order, the Current Interest for each such class;

3.   Any   Excess   Spread  to  the  extent   necessary   to  meet  a  level  of
     overcollateralization equal to the Overcollateralization Target Amount will be the Extra Principal  Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with Second
     (A) or (B) below (as applicable); and

4.   Any Remaining Excess Spread will be applied as Excess Cashflow  pursuant to clauses Third through Twelfth below.

     On any distribution date, any shortfalls  resulting from the application of the Relief Act and any Prepayment  Interest Shortfalls to the extent not covered by  Compensating  Interest  Payments will be allocated,  first,  in reduction of amounts  otherwise  distributable  to the Class B-IO  Certificates  and Residual
Certificates  and  thereafter,  to the Current  Interest  payable to the Group I
Offered  Certificates and the Class I-B-3 Certificates,  on a pro rata basis, on such distribution  date, based on the respective  amounts of interest accrued on such Certificates for such distribution date. The holders of the Group I Offered
Certificates  and  the  Class  I-B-3   Certificates  will  not  be  entitled  to
reimbursement for any such interest shortfalls.

     Second,  to pay as  principal on the Group I Offered  Certificates  and the
Class I-B-3  Certificates  entitled to payments of  principal,  in the following order of priority:

(A)  For each  distribution date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect,  from the Principal  Distribution  Amount for such distribution date:

     1.   To the Class  I-A-1  Certificates,  an amount  equal to the  Principal
          Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

     2.   To the Class I-M-1 Certificates,  any remaining Principal Distribution
          Amount until the Certificate  Principal  Balance thereof is reduced to zero;

     3.   To the Class I-M-2 Certificates,  any remaining Principal Distribution
          Amount until the Certificate  Principal  Balance thereof is reduced to zero;

     4.   To the Class I-B-1 Certificates,  any remaining Principal Distribution
          Amount until the Certificate  Principal  Balance thereof is reduced to zero;

     5.   To the Class I-B-2 Certificates,  any remaining Principal Distribution
          Amount until the Certificate  Principal  Balance thereof is reduced to zero; and

     6.   To the Class I-B-3 Certificates,  any remaining Principal Distribution
          Amount until the Certificate  Principal  Balance thereof is reduced to zero.

(B)  For each  distribution  date on or after the  Stepdown  Date,  so long as a
     Trigger Event is not in effect, from the Principal  Distribution Amount for such distribution date:

     1.   To the Class I-A-1  Certificates,  an amount  equal to the Class I-A-1
          Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

     2.   To  the  Class  I-M-1  Certificates,   from  any  remaining  Principal
          Distribution  Amount, the Class I-M-1 Principal  Distribution  Amount,
          until the Certificate Principal Balance thereof is reduced to zero;

     3.   To  the  Class  I-M-2  Certificates,   from  any  remaining  Principal
          Distribution  Amount, the Class I-M-2 Principal  Distribution  Amount,
          until the Certificate Principal Balance thereof is reduced to zero;

     4.   To  the  Class  I-B-1  Certificates,   from  any  remaining  Principal
          Distribution  Amount, the Class I-B-1 Principal  Distribution  Amount,
          until the Certificate Principal Balance thereof is reduced to zero;

     5.   To  the  Class  I-B-2  Certificates,   from  any  remaining  Principal
          Distribution  Amount, the Class I-B-2 Principal  Distribution  Amount,
          until the  Certificate  Principal  Balance thereof is reduced to zero;
          and

     6.   To  the  Class  I-B-3  Certificates,   from  any  remaining  Principal
          Distribution  Amount, the Class I-B-3 Principal  Distribution  Amount,
          until the Certificate Principal Balance thereof is reduced to zero.

     Third, from any Excess Cashflow,  to the Class I-A-1 Certificates,  (i) any
Interest  Carry  Forward  Amount  for such  Class to the  extent  not fully paid pursuant to subclause First 1 above and (ii) any Unpaid Realized Loss Amount for such Class for such distribution date;

     Fourth,   from  any  remaining   Excess   Cashflow,   to  the  Class  I-M-1
Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then
(b) any Unpaid Realized Loss Amount for such Class for such distribution date;

     Fifth, from any remaining Excess Cashflow, to the Class I-M-2 Certificates, an amount  equal to (a) any  Interest  Carry  Forward  Amount,  and then (b) any
Unpaid Realized Loss Amount for such Class for such distribution date;

     Sixth, from any remaining Excess Cashflow, to the Class I-B-1 Certificates, an amount  equal to (a) any  Interest  Carry  Forward  Amount,  and then (b) any
Unpaid Realized Loss Amount for such Class for such distribution date;

     Seventh,   from  any  remaining  Excess   Cashflow,   to  the  Class  I-B-2
Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then
(b) any Unpaid Realized Loss Amount for such Class for such distribution date;

     Eighth,   from  any  remaining   Excess   Cashflow,   to  the  Class  I-B-3
Certificates, an amount equal to (a) any Interest Carry Forward Amount, and then
(b) any Unpaid Realized Loss Amount for such Class for such distribution date;

     Ninth, from any remaining Excess Cashflow, to the Class I-A-1 Certificates, any Basis Risk Shortfall and any Basis Risk  Shortfall  Carry Forward Amount for
such Class for such distribution date;

     Tenth, from any remaining Excess Cashflow, to the Class I-M-1, Class I-M-2,
Class I-B-1, Class I-B-2 and Class I-B-3 Certificates,  in that order, any Basis
Risk Shortfall and any Basis Risk Shortfall Carry Forward  Amount,  in each case for such Class for such distribution date;

     Eleventh,   from  any  remaining  Excess   Cashflow,   to  the  Class  B-IO
certificates an amount specified in the Agreement; and

     Twelfth, any remaining amounts to the Class R Certificates.

     On each distribution date, all amounts  representing  prepayment charges in respect of the group I mortgage  loans  received  during the related  Prepayment
Period  will be  withdrawn  from  the  Distribution  Account  and  shall  not be available for  distribution  to the holders of the Group I Offered  Certificates and the Class I-B-3 Certificates. Prepayment charges with respect to the group I mortgage loans will be distributed to the Class XP  Certificates as set forth in the  Agreement.  The  payment of such  prepayment  charges  shall not reduce the
Certificate Principal Balance of the Class XP Certificates.

     When a borrower  prepays  all or a portion of a mortgage  loan  between Due
Dates,  the  borrower  pays  interest on the amount  prepaid only to the date of prepayment.  Accordingly,  an  interest  shortfall  will  result  equal  to  the difference  between the amount of interest  collected and the amount of interest that would  have been due  absent  such  prepayment.  We refer to this  interest shortfall as a Prepayment Interest Shortfall. Any Prepayment Interest Shortfalls
resulting  from a  prepayment  in full or in part are required to be paid by the applicable Servicer, but only to the extent that such amount does not exceed the aggregate  of the  Servicing  Fees on the mortgage  loans  serviced by it on the applicable  distribution date. Any Prepayment Interest Shortfalls required to be funded but not funded by the applicable  Servicer are required to be paid by the
Master  Servicer,  but only to the extent  that such  amount does not exceed the aggregate Master  Servicing  Compensation for the related mortgage loans for the applicable  distribution  date. None of the Servicers or the Master Servicer are obligated to fund interest  shortfalls  resulting  from the  application  of the
Relief Act. The amount of the Master  Servicing  Compensation and Servicing Fees
used to offset  such  Prepayment  Interest  Shortfalls  is referred to herein as
Compensating Interest Payments.

          Excess Spread and Overcollateralization Provisions

     Excess  Spread  will  be  required  to be  applied  as an  Extra  Principal
Distribution  Amount with  respect to the Group I Offered  Certificates  and the
Class I-B-3 Certificates whenever the Overcollateralization  Amount is less than the  Overcollateralization  Target Amount.  If on any  distribution  date, after giving effect to allocations of Principal  Distribution  Amounts,  the aggregate
Certificate  Principal Balance of the Group I Offered  Certificates  exceeds the aggregate  Stated  Principal  Balance  of the  group I  mortgage  loans for such distribution date, the Certificate Principal Balances of the Group I Subordinate
Certificates will be reduced, in inverse order of seniority  (beginning with the
Class I-B-3  Certificates) by an amount equal to such excess. Any such reduction is an Applied Realized Loss Amount.

          Pass-Through Rates for the Group I Offered Certificates

     The pass-through  rate per annum for the Group I Offered  Certificates will be equal to the least of:

          (i)  the London  interbank  offered rate for one month  United  States dollar deposits, which we refer to as One-Month LIBOR, calculated as described below under  "-Calculation  of One-Month LIBOR" plus the related Margin,

          (ii) 11.50% per annum, and

          (iii) the applicable Net Rate Cap.

          Calculation of One-Month LIBOR

     On the  second  LIBOR  business  day  preceding  the  commencement  of each
Interest  Accrual  Period  for the Group I Offered  Certificates,  which date we refer to as an interest  determination  date, the Securities  Administrator will determine  One-Month LIBOR for such Interest Accrual Period on the basis of such rate as it appears on Telerate Screen Page 3750, as of 11:00 a.m. London time on such interest  determination date. If such rate does not appear on such page, or such other page as may replace that page on that service,  or if such service is no longer offered,  such other service for displaying  LIBOR or comparable rates as may be reasonably selected by the securities  administrator,  One-Month LIBOR for the applicable  Interest  Accrual Period will be the Reference Bank Rate. If no such  quotations  can be obtained  and no Reference  Bank Rate is  available,
One-Month  LIBOR  will be the  One-Month  LIBOR  applicable  to the  immediately preceding Interest Accrual Period.

     The Reference Bank Rate with respect to any Interest Accrual Period,  means the  arithmetic  mean,  rounded  upwards,  if  necessary,  to the nearest  whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the  Reference  Banks,  as described  below,  as of
11:00 a.m., New York City time, on the related  interest  determination  date to prime banks in the London  interbank market for a period of one month in amounts approximately  equal  to the  aggregate  Certificate  Principal  Balance  of all
Classes  of Group I  Offered  Certificates  for such  Interest  Accrual  Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear,  the Reference Bank Rate will be the arithmetic  mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates  quoted  by one or more  major  banks in New York  City,  selected  by the
Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S.  dollars  to leading  European  banks for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of all  Classes of Group I Offered  Certificates.  As used in this  section,  LIBOR business day means a day on which banks are open for dealing in foreign currency and  exchange in London and New York City;  and  Reference  Banks means  leading banks selected by the securities  administrator  and engaged in  transactions in
Eurodollar deposits in the international Eurocurrency market:

1.   with an established place of business in London,

2.   which have been designated as such by the Trustee, and

3.   which are not controlling, controlled by, or under common control with, the
     Depositor, the Seller or the Master Servicer.

     The establishment of One-Month LIBOR on each interest determination date by the Securities Administrator and the Securities  Administrator's  calculation of the rate of interest  applicable to the Classes of Group I Offered  Certificates for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

                  Distributions on the Group II Certificates

     On each  distribution  date, the Available  Funds with respect to each Loan
Group included in Loan Group II will be distributed as follows:

          (A) on each distribution date, the Available Funds for Loan Group II-1 will be distributed to the Class II-A-1 Certificates as follows:

               first, to the Class II-A-1 Certificates,  the Accrued Certificate
          Interest on such class for such distribution date. Accrued Certificate
          Interest on the Class II-A-1  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under "-Interest Distributions on the Group II Certificates"
          below in this prospectus supplement;

               second, to the Class II-A-1 Certificates, any Accrued Certificate
          Interest thereon remaining  undistributed  from previous  distribution dates to the extent of remaining  Available Funds for Loan Group II-1;
          and

               third,  to the Class  II-A-1  Certificates,  in  reduction of its
          Certificate  Principal  Balance,  the Senior Optimal  Principal Amount
          with  respect  to  the  Group  II-1  Senior   Certificates   for  such
          distribution date to the extent of remaining  Available Funds for Loan
          Group II-1, until such Certificate  Principal Balance has been reduced to zero.

          (B) on each distribution date, the Available Funds for Loan Group II-2 will be distributed to the Class II-A-2a Certificates and the Class II-A-2b
     Certificates as follows:

               first,  to the Class II-A-2a  Certificates  and the Class II-A-2b
          Certificates,  the Accrued Certificate Interest on such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each class.  Accrued Certificate Interest on the Class II-A-2a
          Certificates and Class II-A-2b Certificates is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under "-Interest Distributions on the Group II Certificates"
          below in this prospectus supplement;

               second,  to the Class II-A-2a  Certificates and the Class II-A-2b
          Certificates,  any  Accrued  Certificate  Interest  thereon  remaining undistributed from previous distribution dates, pro rata, based on the undistributed  Accrued Certificate Interest owed to each class, to the extent of remaining Available Funds for Loan Group II-2; and

               third,  to the Class II-A-2a  Certificates  and the Class II-A-2b
          Certificates,  in reduction of its Certificate  Principal Balance, pro rata, based on their respective  Certificate  Principal Balances,  the
          Senior Optimal  Principal Amount with respect to the Group II-2 Senior
          Certificates  for such  distribution  date to the extent of  remaining
          Available Funds for Loan Group II-2, until such Certificate  Principal
          Balance has been reduced to zero.

          (C) on each distribution date, the Available Funds for Loan Group II-3 will be distributed to the Class II-A-3 Certificates as follows:

               first, to the Class II-A-3 Certificates,  the Accrued Certificate
          Interest on such class for such distribution date. Accrued Certificate
          Interest on the Class II-A-3  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under "-Interest Distributions on the Group II Certificates"
          below in this  prospectus  supplement;  second,  to the  Class  II-A-3
          Certificates,  any  Accrued  Certificate  Interest  thereon  remaining undistributed  from  previous  distribution  dates  to the  extent  of remaining Available Funds for Loan Group II-3; and

               third,  to the Class  II-A-3  Certificates,  in  reduction of its
          Certificate  Principal  Balance,  the Senior Optimal  Principal Amount
          with  respect  to  the  Group  II-3  Senior   Certificates   for  such
          distribution date to the extent of remaining  Available Funds for Loan
          Group II-3, until such Certificate  Principal Balance has been reduced to zero.

          (D) on each distribution date, the Available Funds for Loan Group II-4 will be distributed to the Class II-A-4  Certificates  and the Class II-X-4
     Certificates as follows:

               first,  to the Class  II-A-4  Certificates  and the Class  II-X-4
          Certificates,  the Accrued Certificate Interest on such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each class.  Accrued Certificate  Interest on the Class II-A-4
          Certificates and the Class II-X-4 Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto, as described under "-Interest Distributions on the Group II Certificates"
          below in this prospectus supplement;

               second,  to the Class  II-A-4  Certificates  and the Class II-X-4
          Certificates,  any  Accrued  Certificate  Interest  thereon  remaining undistributed from previous distribution dates, pro rata, based on the undistributed  Accrued Certificate Interest owed to each class, to the extent of remaining Available Funds for Loan Group II-4; and

               third,  to the Class  II-A-4  Certificates,  in  reduction of its
          Certificate  Principal  Balance,  the Senior Optimal  Principal Amount
          with  respect  to  the  Group  II-4  Senior   Certificates   for  such
          distribution date to the extent of remaining  Available Funds for Loan
          Group II-4, until such Certificate  Principal Balance has been reduced to zero.

          (E) on each distribution date, the Available Funds for Loan Group II-5 will be distributed to the Class II-A-5  Certificates  and the Class II-X-5
     Certificates as follows:

               first,  to the Class  II-A-5  Certificates  and the Class  II-X-5
          Certificates,  the Accrued Certificate Interest on such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each class.  Accrued Certificate  Interest on the Class II-A-5
          Certificates and the Class II-X-5 Certificates is subject to reduction in the event of certain Net Interest Shortfalls  allocable thereto, as described under "-Interest Distributions on the Group II Certificates"
          below in this prospectus supplement;

               second, to the Class II-A-5 Certificates, any Accrued Certificate
          Interest thereon remaining  undistributed  from previous  distribution dates,  pro  rata,  based  on the  undistributed  Accrued  Certificate
          Interest  owed to each  class,  to the extent of  remaining  Available
          Funds for Loan Group II-5; and

               third,  to the Class  II-A-5  Certificates,  in  reduction of its
          Certificate  Principal  Balance,  the Senior Optimal  Principal Amount
          with  respect  to  the  Group  II-5  Senior   Certificates   for  such
          distribution date to the extent of remaining  Available Funds for Loan
          Group II-5, until such Certificate  Principal Balance has been reduced to zero.

          (F) on each distribution date, the Available Funds for Loan Group II-6 will be distributed to the Class II-A-6 Certificates as follows:

               first, to the Class II-A-6 Certificates,  the Accrued Certificate
          Interest on such class for such distribution date. Accrued Certificate
          Interest on the Class II-A-6  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable  thereto,  as described under "-Interest Distributions on the Group II Certificates"
          below in this prospectus supplement;

               second, to the Class II-A-6 Certificates, any Accrued Certificate
          Interest thereon remaining  undistributed  from previous  distribution dates to the extent of remaining  Available Funds for Loan Group II-6;
          and

               third,  to the Class  II-A-6  Certificates,  in  reduction of its
          Certificate  Principal  Balance,  the Senior Optimal  Principal Amount
          with  respect  to  the  Group  II-6  Senior   Certificates   for  such
          distribution date to the extent of remaining  Available Funds for Loan
          Group II-6, until such Certificate  Principal Balance has been reduced to zero.

          (G)  Except as  provided  in  paragraphs  (H) and (I)  below,  on each distribution  date  on or  prior  to the  distribution  date on  which  the
     Certificate Principal Balances of the Group II Subordinate Certificates are
     reduced to zero, such date being referred to herein as the Cross-Over Date, an amount equal to the sum of the  remaining  Available  Funds for all Loan
     Groups in Loan Group II after the distributions set forth in paragraphs (A)
     through (F) above, will be distributed sequentially in the following order, to the Class II-B-1,  Class  II-B-2,  Class  II-B-3,  Class  II-B-4,  Class
     II-B-5, Class II-B-6,  Class II-B-7 and Class II-B-8 Certificates,  in each case up to an amount equal to and in the following  order:  (a) the Accrued
     Certificate  Interest thereon for such  distribution  date, (b) any Accrued
     Certificate   Interest  thereon  remaining   undistributed   from  previous
     distribution   dates  and  (c)  such  class's   Allocable  Share  for  such
     distribution  date, in each case, to the extent of the remaining  Available
     Funds for all Loan Groups in Loan Group II.

          (H) On each  distribution  date prior to the Cross-Over Date but after the reduction of the aggregate  Certificate  Principal Balance of the Group
     II Senior  Certificates  in any  Certificate  Group to zero,  the remaining
     Certificate  Groups  will be  entitled  to  receive in  reduction  of their
     Certificate   Principal  Balances,   pro  rata  based  upon  the  aggregate
     Certificate   Principal   Balance  of  the  Senior   Certificates  in  each
     Certificate Group immediately prior to such distribution  date, in addition to any Principal Prepayments related to such remaining Senior Certificates'
     respective  Loan Group allocated to such Senior  Certificates,  100% of the
     Principal  Prepayments  on any group II mortgage  loan in the Loan Group or
     Groups relating to the fully paid Certificate Group or Groups. Such amounts allocated to Group II Senior  Certificates  shall be treated as part of the
     Available  Funds for the related Loan Group and  distributed as part of the related Senior Optimal  Principal  Amount in accordance with the priorities set forth in clause third in each of paragraphs  (A) through (F) above,  in reduction of the Certificate  Principal  Balances thereof.  Notwithstanding the foregoing,  if (i) the weighted average of the Subordinate  Percentages on such  distribution date equals or exceeds two times the initial weighted average  of the  Subordinate  Percentages  and  (ii) the  aggregate  Stated
     Principal  Balance  of the  group II  mortgage  loans  in all  Loan  Groups delinquent  60 days or more  (including  for this purpose any such mortgage loans in  foreclosure  and mortgage loans with respect to which the related mortgaged property has been acquired by the Trust),  averaged over the last six  months,  as a  percentage  of the  sum of  the  aggregate  Certificate
     Principal Balance of the Group II Subordinate  Certificates does not exceed
     100%, then the additional  allocation of Principal Prepayments to the Group
     II Senior  Certificates  in accordance  with this paragraph (H) will not be made and 100% of the Principal Prepayments on any group II mortgage loan in the Loan  Group  relating  to the  fully  paid  Certificate  Group  will be allocated to the Group II Subordinate Certificates.

          (I) If on any  distribution  date on which the  aggregate  Certificate
     Principal  Balance  of the Group II Senior  Certificates  in a  Certificate
     Group would be greater than the aggregate Stated  Principal  Balance of the group  II  mortgage  loans  in its  related  Loan  Group  and any  Group II
     Subordinate Certificates are still outstanding,  in each case, after giving effect to distributions to be made on such  distribution  date, (i) 100% of amounts  otherwise  allocable to the Group II Subordinate  Certificates  in
     respect  of  principal   will  be  distributed  to  such  Group  II  Senior
     Certificates in reduction of the Certificate  Principal  Balances  thereof, until the aggregate  Certificate  Principal Balance of such Group II Senior
     Certificates  is equal to the  aggregate  Stated  Principal  Balance of the mortgage loans in its related Loan Group, and (ii) the Accrued  Certificate
     Interest  otherwise  allocable to the Group II Subordinate  Certificates on such  distribution  date will be reduced and  distributed  to such Group II
     Senior  Certificates,  to the  extent of any  amount due and unpaid on such
     Group II Senior Certificates, in an amount equal to the Accrued Certificate
     Interest  for such  distribution  date on the  excess of (x) the  aggregate
     Certificate Principal Balance of such Group II Senior Certificates over (y)
     the aggregate  Stated  Principal  Balance of the group II mortgage loans in the  related  Loan Group.  Any such  reduction  in the Accrued  Certificate
     Interest on the Group II Subordinate  Certificates  will be allocated first to the  Group  II  Subordinate  Certificates  in  reverse  order  of  their
     respective  numerical  designations,   commencing  with  the  Class  II-B-6
     Certificates. If there exists more than one undercollateralized Certificate
     Group   on   a   distribution   date,   amounts   distributable   to   such
     undercollateralized  Certificate  Groups pursuant to this paragraph will be allocated between such  undercollateralized  Certificate  Groups, pro rata, based  upon the  amount by which  their  respective  aggregate  Certificate
     Principal  Balances exceed the aggregate  Stated  Principal  Balance of the group II mortgage loans in their respective Loan Groups.

          (J) If,  after  distributions  have been made  pursuant to  priorities first and second of  paragraphs  (A) through (F) above on any  distribution date,  the  remaining  Available  Funds for any Loan Group is less than the
     Senior  Optimal  Principal  Amount for that Loan Group,  the Senior Optimal
     Principal  Amount for that Loan Group shall be reduced by that amount,  and the remaining  Available  Funds for that Loan Group will be  distributed as principal  among the related  classes of Senior  Certificates in Loan Group
     II, pro rata based on their respective Certificate Principal Balances.

     Payments made on a class of Certificates  with Available Funds from another
Loan Group are a type of credit  enhancement,  which has the effect of providing limited cross-collateralization among the Loan Groups.

     On each  distribution  date, any Available Funds remaining after payment of interest  and  principal to the classes of  Certificates  entitled  thereto,  as described above, will be distributed to the Class R Certificates; provided, that if on any  distribution  date there are any  Available  Funds for any Loan Group included in Loan Group II remaining  after  payment of interest and principal to the Group II Certificates  entitled thereto, such amounts will be distributed to the other classes of Group II Senior  Certificates,  pro rata,  based upon their respective Certificate Principal Balances,  until all amounts due to all classes of Group II Senior  Certificates  have been paid in full,  before any  remaining
Available Funds are distributed in accordance with this paragraph to the Class R
Certificates.  It is not anticipated that there will be any significant  amounts remaining for such distribution.

          Interest Distributions on the Group II Certificates

     Holders of each class of Group II Senior  Certificates  will be entitled to receive  interest  distributions  in an amount equal to the Accrued  Certificate
Interest on that class on each distribution date, to the extent of the Available
Funds for the related Loan Group for that distribution date, after reimbursement for certain advances to the Master Servicer and the Servicers.

     Holders  of the  Group II  Subordinate  Certificates  will be  entitled  to receive  interest  distributions  in an amount equal to the Accrued  Certificate
Interest on that class on each distribution date, to the extent of the Available
Funds  remaining  for  all  Loan  Groups  included  in  Loan  Group  II on  that distribution date after  distributions of interest and principal to the Group II
Senior Certificates,  reimbursements for certain advances to the Master Servicer and the  Servicers and  distributions  of interest and principal to any class of
Group II Subordinate Certificates having a higher payment priority.

     As described in the definition of "Accrued  Certificate  Interest," Accrued
Certificate  Interest on each class of  certificates  is subject to reduction in the event of specified interest shortfalls allocable thereto.

     When a Principal  Prepayment  in full is made on a group II mortgage  loan, the  mortgagor is charged  interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full  month.  When a partial  Principal  Prepayment  is made on a group II mortgage  loan,  the  mortgagor  is not  charged  interest  on the amount of the prepayment  for the month in which the prepayment is made.  Interest  shortfalls resulting from  Principal  Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

     Any Prepayment  Interest  Shortfalls  resulting from prepayments in full or prepayments  in part made  during the  preceding  calendar  month that are being distributed to the holders of Group II  Certificates on that  distribution  date will be  offset by the  related  Servicer,  but only to the  extent  that  those
Prepayment Interest Shortfalls do not exceed the aggregate of the Servicing Fees on the group II mortgage  loans  serviced by such  Servicer  for the  applicable distribution date. Any Prepayment  Interest Shortfalls required to be funded but not  funded  by the  related  Servicer  are  required  to be paid by the  Master
Servicer,  but only to the extent that such amount does not exceed the aggregate
Master Servicer compensation for the applicable  distribution date. No assurance can  be  given  that  the  Master  Servicing  compensation  available  to  cover
Prepayment  Interest  Shortfalls  will be sufficient  therefor.  Any  Prepayment
Interest  Shortfalls which are not covered by the related Servicer or the Master
Servicer  on any  distribution  date  will  not  be  reimbursed  on  any  future distribution  date.  See "Pooling and  Servicing  Agreement-Servicing  and Other
Compensation and Payment of Expenses" in this prospectus supplement.

     Accrued  Certificate  Interest may be further reduced on each  distribution date by  application of the Relief Act or similar state laws. The Relief Act and similar state laws limit, in certain  circumstances,  the interest rate required to be paid by a mortgagor in the military  service to 6% per annum.  Neither the related  Servicer  nor the  Master  Servicer  are  obligated  to  fund  interest shortfalls resulting from the Relief Act or similar state laws.

     Prepayment  Interest  Shortfalls,  to the extent not covered by the related
Servicer or the Master  Servicer  from  servicing  compensation,  together  with interest  shortfalls  due to the  application of the Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

     Realized  Losses on the group II  mortgage  loans will  further  reduce the
Accrued  Certificate  Interest  payable  to  the  Group  II  Certificates  on  a distribution  date;  provided,  however,  that  prior to the  date on which  the
aggregate   Certificate   Principal   Balances  of  the  Group  II   Subordinate
Certificates  have been reduced to zero, the interest portion of Realized Losses will  be  allocated  sequentially  to the  Group  II  Subordinate  Certificates, beginning with the class of Group II Subordinate  Certificates  with the highest numerical  class  designation,  and  will not  reduce  the  Accrued  Certificate
Interest on the Group II Senior  Certificates.  Once the  aggregate  Certificate
Principal Balances of the Group II Subordinate Certificates have been reduced to zero the interest  portion of Realized  Losses will be allocated to the Group II
Senior Certificates  related to the mortgage loans on which such Realized Losses occurred.

     If on any distribution  date the Available Funds for any Loan Group is less than Accrued  Certificate  Interest on the related Group II Senior  Certificates for that distribution  date, prior to reduction for Net Interest  Shortfalls and the  interest  portion of Realized  Losses on the related  mortgage  loans,  the shortfall will be allocated  among the holders of each class of related Group II
Senior   Certificates  in  proportion  to  the  respective  amounts  of  Accrued
Certificate  Interest for that  distribution date that would have been allocated thereto in the absence of such Net Interest  Shortfalls  and/or  Realized Losses for such  distribution  date.  In  addition,  the  amount  of any such  interest shortfalls  with  respect to the  mortgage  loans in the related Loan Group will constitute  unpaid Accrued  Certificate  Interest and will be  distributable  to holders of the  related  certificates  entitled  to such  amounts on  subsequent distribution  dates,  to the extent of the Available  Funds for the related Loan
Group  remaining  after  current  interest  distributions  as  described in this prospectus  supplement.  Any  such  amounts  so  carried  forward  will not bear interest.  Any  interest  shortfalls  will not be offset by a  reduction  in the servicing  compensation  of the  Servicers or  otherwise,  except to the limited extent  described in the fourth  preceding  paragraph with respect to Prepayment
Interest Shortfalls.

     The  Pass-Through  Rates  applicable  to the  calculation  of  the  Accrued
Certificate Interest for the Offered Certificates are as follows:

o    The Class II-A-1 Certificates will bear interest at a variable pass-through rate  equal to the  Weighted  Average  Net Rate for Loan  Group  II-1.  The
     pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 4.887% per annum.

o    The Class II-A-2a Certificates and the Class II-A-2b Certificates will bear interest at a variable  pass-through rate equal to the Weighted Average Net
     Rate for Loan Group II-2. The  pass-through  rate with respect to the first interest accrual period is expected to be approximately 4.930% per annum.

o    The Class II-A-3 Certificates will bear interest at a variable pass-through rate  equal to the  Weighted  Average  Net Rate for Loan  Group  II-3.  The
     pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 5.351% per annum.

o    On or prior to the  distribution  date in November  2009,  the Class II-A-4
     Certificates  will bear interest at a variable  pass-through  rate equal to the  weighted  average  of the net rates of the group II-4  mortgage  loans minus  approximately  0.548%  per  annum.  After the  distribution  date in
     November  2009,  the Class  II-A-4  Certificates  will bear  interest  at a variable  pass-through  rate equal to the weighted average of the net rates of the group II-4 mortgage loans. The pass-through rate with respect to the first interest  accrual period is expected to be  approximately  4.850% per annum.

o    On or prior to the  distribution  date in November  2009,  the Class II-X-4
     Certificates  will bear  interest  at a fixed  pass-through  rate  equal to approximately  0.548%  per annum  based on a notional  amount  equal to the aggregate  certificate  principal balance of the Class II-A-4 Certificates.
     After the distribution date in November 2009, the Class II-X-4 Certificates will not bear any  interest and the  pass-through  rate on the Class II-X-4
     Certificates will be equal to 0.00% per annum.

o    On or prior to the  distribution  date in November  2011,  the Class II-A-5
     Certificates  will bear interest at a variable  pass-through  rate equal to the  weighted  average  of the net rates of the group II-5  mortgage  loans minus  approximately  0.749%  per  annum.  After the  distribution  date in
     November  2011,  the Class  II-A-5  Certificates  will bear  interest  at a variable  pass-through  rate equal to the weighted average of the net rates of the group II-5 mortgage loans. The pass-through rate with respect to the first interest  accrual period is expected to be  approximately  4.722% per annum.

o    On or prior to the  distribution  date in November  2011,  the Class II-X-5
     Certificates  will bear  interest  at a fixed  pass-through  rate  equal to approximately  0.749%  per annum  based on a notional  amount  equal to the aggregate  certificate  principal balance of the Class II-A-5 Certificates.
     After the distribution date in November 2011, the Class II-X-5 Certificates will not bear any  interest and the  pass-through  rate on the Class II-X-5
     Certificates will be equal to 0.00% per annum.

o    The Class II-A-6 Certificates will bear interest at a variable pass-through rate  equal to the  Weighted  Average  Net Rate for Loan  Group  II-6.  The
     pass-through  rate with  respect to the first  interest  accrual  period is expected to be approximately 5.628% per annum.

o    The Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5
     Certificates will each bear interest at a variable  pass-through rate equal to the weighted  average of the Weighted Average Net Rates for all the Loan
     Groups  included in Loan Group II,  weighted in proportion to the excess of the  aggregate  Stated  Principal  Balance of each such Loan Group over the aggregate  Certificate  Principal Balance of the Senior Certificates in the
     related  Certificate Group. The pass-through rate with respect to the first interest accrual period is expected to be approximately 5.320% per annum.

     As  described  in  this  prospectus  supplement,  the  Accrued  Certificate
Interest  allocable to each class of  certificates  is based on the  Certificate
Principal  Balance  or  notional  amount  of that  class  of  certificates.  All distributions  of interest will be based on a 360-day year  consisting of twelve
30-day months.

          Principal Distributions on the Group II Senior Certificates

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-1  Certificates  will be made on each  distribution  date pursuant to priority  third  above of  clause  (A)  under  "-Distributions  on the  Group II
Certificates."  In accordance with such priority third,  the Available Funds for
Loan Group II-1 remaining after the distribution of interest on the Class II-A-1
Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior  Optimal  Principal  Amount for the related  Loan Group for such distribution date.

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-2a  Certificates and the Class II-A-2b  Certificates  will be made on each  distribution  date  pursuant to  priority  third above of clause (B) under
"-Distributions  on the Group II Certificates." In accordance with such priority third,  the Available Funds for Loan Group II-2 remaining after the distribution of interest on the Class II-A-2a Certificates and the Class II-A-2b Certificates
will be allocated to such  Certificates in an aggregate amount not to exceed the
Senior Optimal Principal Amount for the related Loan Group for such distribution date.

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-3  Certificates  will be made on each  distribution  date pursuant to priority  third  above of  clause  (C)  under  "-Distributions  on the  Group II
Certificates."  In accordance with such priority third,  the Available Funds for
Loan Group II-3 remaining after the distribution of interest on the Class II-A-3
Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior  Optimal  Principal  Amount for the related  Loan Group for such distribution date.

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-4  Certificates  will be made on each  distribution  date pursuant to priority  third  above of  clause  (D)  under  "-Distributions  on the  Group II
Certificates."  In accordance with such priority third,  the Available Funds for
Loan Group II-4 remaining after the distribution of interest on the Class II-A-4
Certificates  and  the  Class  II-X-4  Certificates  will be  allocated  to such
Certificates in an aggregate  amount not to exceed the Senior Optimal  Principal
Amount for the related Loan Group for such distribution date.

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-5  Certificates  will be made on each  distribution  date pursuant to priority  third  above of  clause  (E)  under  "-Distributions  on the  Group II
Certificates."  In accordance with such priority third,  the Available Funds for
Loan Group II-5 remaining after the distribution of interest on the Class II-A-5
Certificates  and  the  Class  II-X-5  Certificates  will be  allocated  to such
Certificates in an aggregate  amount not to exceed the Senior Optimal  Principal
Amount for the related Loan Group for such distribution date.

     Distributions  in reduction  of the  Certificate  Principal  Balance of the
Class II-A-6  Certificates  will be made on each  distribution  date pursuant to priority  third  above of  clause  (F)  under  "-Distributions  on the  Group II
Certificates."  In accordance with such priority third,  the Available Funds for
Loan Group II-6 remaining after the distribution of interest on the Class II-A-6
Certificates  will be allocated to such  Certificates in an aggregate amount not to exceed the Senior  Optimal  Principal  Amount for the related  Loan Group for such distribution date

     In  addition,  if  on  any  distribution  date  the  aggregate  Certificate
Principal Balance of any class or classes of Group II Senior  Certificates would be greater than the aggregate Stated Principal  Balance of the mortgage loans in its related Loan Group,  amounts otherwise allocable to the Group II Subordinate
Certificates  in  respect  of  principal  will be  distributed  to such class or classes  of  Group  II  Senior  Certificates  in  reduction  of the  Certificate
Principal   Balances   thereof   in   accordance   with   paragraph   (I)  under
"-Distributions on the Certificates."

     The  definition of Senior  Optimal  Principal  Amount  allocates the entire amount of prepayments and certain other unscheduled recoveries of principal with respect to the  mortgage  loans in the  related  Loan Group based on the related
Senior Prepayment Percentage,  rather than the related Senior Percentage,  which is the allocation  concept used for scheduled  payments of principal.  While the related Senior Percentage  allocates scheduled payments of principal between the
Group II Senior Certificates related to a Loan Group and the percentage interest of such Loan Group  evidenced by the Group II Subordinate  Certificates on a pro rata basis, the Senior Prepayment  Percentage  allocates 100% of the unscheduled principal  collections to the Group II Senior  Certificates  of the related Loan
Group on each distribution date for the first seven years after the Closing Date with a reduced but still  disproportionate  percentage of unscheduled  principal collections being allocated to the Group II Senior  Certificates of a Loan Group
over an additional  four year period  (subject to certain  subordination  levels being  attained  and certain  loss and  delinquency  test being met);  provided, however,  that if on any  distribution  date the current weighted average of the
Subordinate  Percentages  is equal to or  greater  than two times  the  weighted average of the initial Subordinate  Percentages and certain loss and delinquency tests described in the definition of Senior  Prepayment  Percentage are met, the
Group II Subordinate  Certificates will receive, on or prior to the distribution date occurring in February 2008, 50% (and after the distribution  date occurring in February 2008, 100%) of the related Subordinate  Percentage of prepayments on the  mortgage  loans in the related  Loan Group  during the  related  Prepayment
Period;  provided,  further,  that  if  on  any  distribution  date  the  Senior
Percentage  for  the  related  Certificate  Group  exceeds  the  related  Senior
Percentage as of the Cut-off Date, then all prepayments received on the mortgage loans in the related  Loan Group  during the related  Prepayment  Period will be allocated to the Group II Senior  Certificates in such  Certificate  Group.  The disproportionate  allocation of unscheduled  principal collections will have the effect  of  accelerating  the  amortization  of  the  related  Group  II  Senior
Certificates while, in the absence of Realized Losses, increasing the respective percentage  interest in the principal balance of the mortgage loans in each Loan
Group  evidenced by the  Subordinate  Certificates.  Increasing  the  respective percentage  interest  in a Loan Group of the Group II  Subordinate  Certificates
relative to that of the Group II Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

     The  initial  Senior   Percentage  for  each  Certificate   Group  will  be
approximately  92.70%.  For purposes of all  principal  distributions  described above and for calculating the applicable Senior Optimal Principal Amount, Senior
Percentage  and  Senior  Prepayment   Percentage,   the  applicable  Certificate
Principal  Balance  for any  distribution  date shall be  determined  before the allocation  of losses on the mortgage  loans in the mortgage  pool to be made on such distribution date as described under "-Allocation of Losses; Subordination"
below.

          Principal Distributions on the Group II Subordinate Certificates

     Distributions  in reduction of the  Certificate  Principal  Balances of the
Group II  Subordinate  Certificates  will be made  pursuant to  priority  (c) of clause  (G)  above  under  "-Distributions  on the  Group II  Certificates."  In accordance with such priority,  the Available Funds for each Loan Group, if any, remaining after  distributions of principal and interest on the related Group II
Senior  Certificates on such distribution date will be allocated to the Group II
Subordinate Certificates in an amount equal to each such class's Allocable Share for such distribution  date,  provided that no distribution of principal will be made on any such class until all classes  ranking  prior  thereto have  received
distributions   of  interest  and   principal,   and  such  class  has  received
distributions of interest, on such distribution date.

     All unscheduled  principal  collections on the mortgage loans not otherwise distributable  to the Group II Senior  Certificates  will be  allocated on a pro rata basis among the class of Group II Subordinate Certificates with the highest payment  priority then  outstanding and each other class of Group II Subordinate
Certificates  for which  certain loss levels  established  for such class in the
Agreement  have not been  exceeded.  The related loss level on any  distribution date would be satisfied as to any Class  II-B-1,  Class  II-B-2,  Class  II-B-3,
Class  II-B-4,  Class  II-B-5,  Class  II-B-6,  Class  II-B-7  or  Class  II-B-8
Certificates,  respectively, only if the sum of the current percentage interests in the group II mortgage loans  evidenced by such class and each class,  if any, subordinate  thereto  were at least equal to the sum of the  initial  percentage interests in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto.

     As described above under  "-Principal  Distributions on the Group II Senior
Certificates",  unless  the  amount of  subordination  provided  to the Group II
Senior Certificates by the Group II Subordinate Certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency tests are satisfied, on each  distribution date during the first seven years after the Closing Date, the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal  with  respect to the group II mortgage  loans in a Loan Group will be allocated to the Group II Senior  Certificates in the related Certificate Group, with such allocation to be subject to further  reduction over an additional four year period thereafter, as described in this prospectus supplement.

     The initial  Subordinate  Percentages  for each Loan Group included in Loan
Group II will be approximately 7.30%.

     For  purposes  of all  principal  distributions  described  above  and  for calculating the applicable  Subordinate  Optimal Principal  Amount,  Subordinate
Percentage and Subordinate  Prepayment  Percentage,  the applicable  Certificate
Principal  Balance  for any  distribution  date shall be  determined  before the allocation  of losses on the group II mortgage  loans in the mortgage pool to be made on such  distribution  date as  described  under  "-Allocation  of  Losses;
Subordination" in this prospectus supplement.

          Monthly Advances

     If the scheduled  payment on a mortgage loan which was due on a related Due
Date is delinquent  other than as a result of  application  of the Relief Act or similar state law, the related  Servicer will be required to remit to the Master
Servicer on the date specified in the applicable  Servicing  Agreement an amount equal to such  delinquency,  net of the  Servicing  Fee except to the extent the
related  Servicer   determines  any  such  advance  to  be  nonrecoverable  from
Liquidation Proceeds, Insurance Proceeds or from future payments on the mortgage loan for which such advance was made.  Subject to the  foregoing,  such advances will be made by the  Servicers or  subservicers,  if  applicable,  through final disposition or liquidation of the related mortgaged property, or until such time as  specified  in the  applicable  Servicing  Agreement.  Failure by the related
Servicer to remit any required  advance,  which failure goes  unremedied for the number of days  specified in the applicable  Servicing  Agreement (or applicable subservicing  agreement),  will  constitute  an  event  of  default  under  such
Servicing  Agreement  (or  applicable  subservicing  agreement).  Such  event of default shall then  obligate the Master  Servicer to advance such amounts to the
Distribution Account to the extent provided in the Agreement. Any failure of the
Master  Servicer to make such advances  would  constitute an Event of Default as discussed  under  "The  Agreements-Events  of Default  and Rights  Upon Event of
Default" in the prospectus.  The Trustee, as successor Master Servicer,  will be required  to make an advance  which the Master  Servicer is required to make but fails to do so.

     All Monthly  Advances will be reimbursable to the party making such Monthly
Advance from late collections,  Insurance Proceeds and Liquidation Proceeds from the mortgage  loan as to which the  unreimbursed  Monthly  Advance was made.  In addition,  any Monthly Advances  previously made in respect of any mortgage loan that are deemed by the related  Servicer,  subservicer or Master  Servicer to be nonrecoverable from related late collections,  Insurance Proceeds or Liquidation
Proceeds may be reimbursed to such party out of any funds in the Master Servicer
Collection Account prior to the distributions on the Certificates.

Allocation of Realized Losses; Subordination

General

     Subordination  provides the holders of Certificates having a higher payment priority with  protection  against  Realized  Losses on the mortgage  loans.  In general,  this loss protection is accomplished by allocating any Realized Losses among the Subordinate Certificates,  beginning with the Subordinate Certificates with the lowest payment priority until the Certificate Principal Balance of that class of Subordinate  Certificates  has been reduced to zero. In the case of the
Group I Certificates  only,  only those  Realized  Losses in excess of available
Excess Spread and the current  Overcollateralization Amount will be allocated to the Subordinate Certificates.

     With  respect to any  defaulted  mortgage  loan that is finally  liquidated through  foreclosure  sale,  disposition  of the related  mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu of foreclosure or otherwise,  the amount of loss  realized,  if any, will equal the portion of the unpaid principal  balance  remaining,  if any, plus interest thereon through the last day of the month in which such mortgage loan was finally liquidated,  after application of all amounts recovered (net of amounts reimbursable to the related
Servicer or Master  Servicer for Monthly  Advances,  Servicing  Fees,  servicing advances  and  certain  other  amounts  specified  in the  applicable  Servicing
Agreement) towards interest and principal owing on the mortgage loan. The amount of such loss  realized  on a  mortgage  loan,  together  with the  amount of any
Bankruptcy  Loss (if any) in respect of a mortgage  loan is  referred to in this prospectus supplement as a Realized Loss.

     There are two types of  Bankruptcy  Losses that can occur with respect to a mortgage loan. The first type of Bankruptcy Loss, referred to in this prospectus supplement as a Deficient  Valuation,  results if a court,  in connection with a personal  bankruptcy  of a  mortgagor,  establishes  the  value  of a  mortgaged property at an amount  less than the unpaid  principal  balance of the  mortgage loan  secured by such  mortgaged  property.  In such a case,  the holder of such mortgage loan would become an unsecured creditor to the extent of the difference between the unpaid  principal  balance of such  mortgage  loan and such  reduced unsecured  debt.  The  second  type  of  Bankruptcy  Loss,  referred  to in this prospectus supplement as a Debt Service Reduction, results from a court reducing the amount of the monthly  payment on the related  mortgage  loan, in connection with the personal bankruptcy of a mortgagor.

     The principal  portion of Debt Service  Reductions will not be allocated in reduction of the Certificate Principal Balance of any class of Certificates.  As a  result  of the  subordination  of the  Subordinate  Certificates  in right of distribution  of available  funds to the related Senior  Certificates,  any Debt
Service  Reductions  relating to mortgage  loans in the related  Loan Group will generally  be  borne  by  the  Subordinate  Certificates  (to  the  extent  then outstanding) in inverse order of priority.  However, in the case of the group II certificates,  after the Cross-Over Date, the amounts distributable under clause
(1) of the  definition of Senior  Optimal  Principal  Amount for each Loan Group included  in Loan Group II will be  reduced  by the  amount of any Debt  Service
Reductions  applicable  to  the  mortgage  loans  of  the  related  Loan  Group.
Regardless of when they occur, Debt Service  Reductions may reduce the amount of available  funds  for a  Loan  Group  that  would  otherwise  be  available  for distribution on a distribution date.

     In the  event  that  the  related  Servicer,  the  Master  Servicer  or any sub-servicer  recovers any amount in respect of a Liquidated  Mortgage Loan with respect  to which a  Realized  Loss  has been  incurred  after  liquidation  and disposition of such mortgage loan, any such amount, which is referred to in this prospectus  supplement as a Subsequent Recovery,  will be distributed as part of available funds in accordance with the priorities  described under  "Description
of  the   Certificates-Distributions   on  the   Group   I   Certificates"   and
"Distributions  on the  Certificates  on the  Group  II  Certificates"  in  this prospectus supplement.  Additionally,  the Certificate Principal Balance of each class of Subordinate  Certificates  that has been reduced by the allocation of a
Realized Loss to such Certificate will be increased,  in order of seniority,  by the amount of such Subsequent  Recovery,  but not in excess of the amount of any
Realized  Losses  previously  allocated  to such class of  Certificates  and not previously  offset by Subsequent  Recoveries.  Holders of such Certificates will not be  entitled  to any  payment in respect of  interest  on the amount of such increases for an Interest  Accrual  Period  preceding the  distribution  date on which such increase occurs.

     Any  allocation of a principal  portion of a Realized Loss to a Certificate will be made by reducing the Certificate Principal Balance thereof by the amount so allocated as of the  distribution  date in the month  following  the calendar month in which such Realized Loss was incurred.

     An  allocation  of a Realized  Loss on a pro rata  basis  among two or more classes of  Certificates  means an allocation to each such class of Certificates on the basis of its then  outstanding  Certificate  Principal  Balance  prior to giving effect to distributions to be made on such distribution date.

Allocation of Realized Losses on the Group I Certificates

     The Applied  Realized  Loss Amount for the group I mortgage  loans shall be allocated first to the Class I-B-3,  I-B-2,  Class I-B-1,  Class I-M-2 and Class
I-M-1  certificates,  in that  order  (so long as their  respective  Certificate
Principal Balances have not been reduced to zero) and thereafter Realized Losses on the group I mortgage loans will be allocated to the Class I-A-1  Certificates until the Certificate  Principal  Balance thereof has been reduced to zero. Such subordination  will increase the  likelihood of timely receipt by the holders of the Group I Certificates  with higher relative  payment  priority of the maximum amount to which they are entitled on any distribution date and will provide such holders  protection  against losses  resulting from defaults on group I mortgage loans to the extent described in this prospectus supplement.  The Depositor will allocate a loss to a certificate by reducing its principal  amount by the amount of the loss.

Allocation of Realized Losses on the Group II Certificates

     The  principal  portion of Realized  Losses on the group II mortgage  loans will be  allocated  on any  distribution  date as follows:  first,  to the Class
II-B-8  Certificates;  second, to the Class II-B-7  Certificates;  third, to the
Class II-B-6 Certificates;  fourth, to the Class II-B-5 Certificates;  fifth, to the Class II-B-4 Certificates; sixth, to the Class II-B-3 Certificates, seventh, to the Class II-B-2 Certificates,  and eighth, to the Class II-B-1 Certificates, in each case  until the  Certificate  Principal  Balance  of such class has been reduced to zero.  Thereafter,  the principal  portion of Realized  Losses on the group II mortgage loans in each Loan Group will be allocated on any distribution date to the Senior  Certificates in the related  Certificate  Group. Once any of the Class II-A-1,  Class II-A-2a and Class II-A-2b,  Class II-A-3, Class II-A-4,
Class  II-A-5 and Class  II-A-6  Certificates  have been  reduced  to zero,  the principal  portion of Realized  Losses on the mortgage loans in the related Loan
Group  (if  any)  will  be  allocated  pro  rata  based  upon  their  respective
Certificate  Principal Balances to the remaining outstanding Senior Certificates
of  the  other  Certificate   Groups,  pro  rata  based  upon  their  respective
Certificate  Principal  Balances.  The principal  portion of any Realized Losses that are allocated to the Group II-2 Certificates will be allocated first to the
Class II-A-2b  Certificates until the Certificate  Principal Balance thereof has been  reduced  to zero and then to the  Class  II-A-2a  Certificates  until  the
Certificate Principal Balance thereof has been reduced to zero.

     No reduction of the Certificate Principal Balance on a distribution date of any  class  of (i)  Group  II  Subordinate  Certificates  will  be  made  on any distribution  date on account of Realized  Losses on the group II mortgage loans to the  extent  that  such  allocation  would  result  in the  reduction  of the aggregate Certificate Principal Balances of all Group II Certificates as of such
distribution   date,  after  giving  effect  to  all   distributions  and  prior
allocations  of Realized  Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group
II mortgage loans as of the first day of the month of such distribution date and
(ii) Group II Senior  Certificates  of a Certificate  Group shall be made on any distribution date on account of Realized Losses in the related Loan Group to the extent that such  reduction  would have the effect of reducing  the  Certificate
Principal  Balance of such Certificate  Group as of such distribution date to an amount  less than the Stated  Principal  Balances of the  mortgage  loans in the related  Loan Group as of the  related Due Date.  The  limitation  described  in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation.

Cross-Collateralization

     Notwithstanding  the  foregoing,  on any  distribution  date on  which  the
Certificate  Principal  Balance of the Group I Subordinate  Certificates  or the
Group II Subordinate  Certificates have been reduced to zero and a Realized Loss that  is a  Special  Hazard  Loss  is to be  allocated  to  the  related  Senior
Certificates, such loss will be allocated among such Senior Certificates and the most subordinate outstanding class of non-related Subordinate  Certificates on a pro rata basis,  based on the Certificate  Principal  Balances thereof.  In such event, the Group I Senior Certificates may receive  distributions from the group
II mortgage loans and the Group II Senior Certificates may receive distributions from the group I mortgage loans.

                                THE CAP CONTRACTS

     The  Trustee,  on  behalf of the  Trust,  will  enter  into one or more cap contracts  that  provide for payments  with  respect to the Class  I-A-1,  Class
I-M-1, Class I-M-2, Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  or
Cap Contracts, with Wells Fargo Bank, National Association, or the Counterparty,
for the benefit of the holders of the Class  I-A-1,  Class  I-M-1,  Class I-M-2,
Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.  Each of the Class I-A-1,
Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates
will receive the benefit of payments from the related Cap Contract,  except that the Class I-M-1, the Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class
I-B-3  Certificates  also may receive payments from the Cap Contracts related to the Class I-A-1 Certificates.  The Cap Contracts are intended to provide partial protection  to the Class I-A-1,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class
I-B-2 and Class  I-B-3  Certificates  in the event  that the  pass-through  rate applicable  to such classes of  Certificates  is limited by the related Net Rate
Cap and to cover certain interest shortfalls.

     The Counterparty is a national banking association whose long term deposits are rated "AA" by Standard Poor's and "Aaa" by Moody's.  The  Counterparty  will provide upon request,  without  charge,  to each person to whom this  prospectus supplement  is  delivered,  a copy  of (i) the  ratings  analysis  from  each of
Standard &  Poor's and Moody's  evidencing those respective  ratings or (ii)
the  most  recent  audited  annual  financial  statements  of the  Counterparty.
Requests for such information  should be directed to the Documentation  Group of
Wells Fargo Bank, National  Association.  at (415) 222-3847 or in writing at 417
Montgomery Street, 5th Floor, San Francisco, CA 94104.

     On each  distribution  date through and including the distribution date set forth in the related Cap Contract,  payments under the related Cap Contract will be  made  to the  Trustee  for  the  benefit  of  the  holders  of  the  related
Certificates. The Class I-M-1, the Class I-M-2, the Class I-B-1, the Class I-B-2
and the  Class  I-B-3  Certificates  also may  receive  payments  under  the Cap
Contracts  for the  Class  I-A-1  Certificates.  The  payment  to be made by the
Counterparty  under  each Cap  Contract  will be equal to the  interest  accrued during the Interest  Accrual  Period on the related  notional  balance at a rate equal to the excess of (i) One-Month LIBOR,  over (ii) the strike rate set forth in  Annex I.  The  notional  balance  will be  equal  to the  lesser  of (i) the
Certificate  Principal  Balance of such class of  Certificates  for the  related distribution date and (ii) the related certificate  notional amount set forth in
Annex I.

     On each  distribution  date,  amounts received under each Cap Contract with respect to such  distribution  date will be allocated in the following  order of priority:

     first, to the holders of the related class of Certificates,  the payment of any Basis Risk Shortfall Carry Forward Amount for such distribution date, to the extent not covered by Excess Cashflow for such distribution date;

     second,  from any remaining amounts, to the holders of the related class of
Certificates,  the payment of any Current  Interest and Interest  Carry  Forward
Amount  for such class to the extent  not  covered by  Interest  Funds or Excess
Cashflow on such distribution date;

     third,  from any excess amounts available from the Cap Contract relating to the Class I-A-1  Certificates,  to the Class I-M-1,  the Class I-M-2,  the Class
I-B-1, the Class I-B-2 and the Class I-B-3  Certificates,  in that order, to the extent not paid pursuant to clauses first or second above; and

     fourth, from any remaining amounts, for deposit into the Reserve Account.

     On each distribution  date,  amounts on deposit in the Reserve Account will be allocated to the Class I-A-1,  Class  I-M-1,  Class I-M-2,  Class I-B-1,  the
Class I-B-2 and Class  I-B-3  certificates,  in that  order,  to pay any current
Realized  Losses and any Unpaid  Realized  Loss Amount,  in each case,  for such class  and for such  distribution  date to the  extent  not  covered  by  Excess
Cashflow on such distribution date.

     The Cap  Contracts  terminate  after the  distribution  date  occurring  in
November 2009.

                            YIELD ON THE CERTIFICATES

     General

     The  yield to  maturity  and the  weighted  average  life on each  class of
Offered  Certificates  will be  primarily  affected  by the rate and  timing  of principal  payments on the mortgage  loans in the related Loan Group,  including prepayments,  the  allocation of principal  payments on the mortgage loans among the  related  classes  of Offered  Certificates,  Realized  Losses and  interest shortfalls  on the mortgage  loans in the related Loan Group,  the  Pass-Through
Rates on such  Certificates,  and the purchase price paid for such Certificates.
In addition,  the effective yield to holders of the Offered Certificates of each class  will be less  than the  yields  otherwise  produced  by their  respective
Pass-Through  Rates and purchase prices because interest will not be distributed to the  certificateholders  until the 25th day, or if such day is not a business day,  the  following  business  day, of the month  following  the month in which
interest  accrues  on  the  related  mortgage  loans,   without  any  additional
distribution of interest or earnings thereon in respect of such delay.

          Prepayment Considerations

     The rate of principal payments on each class of Offered  Certificates,  the aggregate amount of distributions on each class of Offered  Certificates and the yield to maturity of each class of Offered  Certificates  will be related to the rate and timing of payments of principal  on the  mortgage  loans in the related
Loan Group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate and timing of  Principal  Prepayments  on the  mortgage  loans  (including  for this purpose payments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties,  condemnations and repurchases, whether optional or required).  The mortgage loans generally may be prepaid by the mortgagors at any time;  however,  as  described  under  "The  Mortgage  Pool" in this  prospectus supplement,  with respect to approximately  40.37%,  3.17%, 3.39%, 2.38%, 2.01%,
3.44% and 2.60% of the group I, group II-1,  group II-2, group II-3, group II-4, group II-5 and group II-6 mortgage loans, respectively, a prepayment may subject the  related  mortgagor  to a  prepayment  charge.  Prepayment  charges  may  be restricted  under some state laws as described  under "Legal Aspects of Mortgage
Loans - Enforceability of Certain Provisions" in the prospectus.  All prepayment charges with  respect to the group I mortgage  loans will be paid to the holders of the Class XP  Certificates  and all  prepayment  charges  with respect to the group II mortgage  loans will be retained by the related  Servicer as additional servicing  compensation  and will not be part of the  Available  Funds  for such distribution date.

     Principal  Prepayments,  liquidations and repurchases of the mortgage loans in a Loan Group will  result in  distributions  in respect of  principal  to the holders of the related class or classes of Offered Certificates then entitled to receive these principal  distributions  that otherwise would be distributed over the  remaining  terms  of the  mortgage  loans.  See  "Maturity  and  Prepayment
Considerations"  in the  prospectus.  Since the rate and timing of  payments  of principal  on the mortgage  loans will depend on future  events and a variety of factors  (as  described  more  fully in this  prospectus  supplement  and in the
prospectus   under  "Yield   Considerations"   and  "Maturity   and   Prepayment
Considerations"),  no  assurance  can be  given  as to  the  rate  of  Principal
Prepayments.  The extent to which the yield to  maturity of any class of Offered
Certificates may vary from the anticipated  yield will depend upon the degree to which they are  purchased  at a discount  or premium and the degree to which the timing of payments on the Offered  Certificates  is sensitive to  prepayments on the  mortgage  loans in the related  Loan  Group.  Further,  an investor  should consider,  in the case of any Offered Certificate  purchased at a discount,  the risk that a slower than anticipated rate of Principal Prepayments on the related mortgage loans could result in an actual yield to an investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium,  the risk that a faster than anticipated rate of Principal  Prepayments on the related  mortgage  loans could  result in an actual yield to the investor that is lower than the anticipated  yield. In general,  the earlier a prepayment of principal on the mortgage  loans in the related Loan Group,  the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's  yield of  principal  payments  occurring at a rate higher (or lower)
than  the  rate  anticipated  by the  investor  during  the  period  immediately following the issuance of the Offered  Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     Because the mortgage  loans in a Loan Group may be prepaid at any time,  it is not  possible  to  predict  the rate at which  distributions  on the  related
Certificates  will be received.  Since prevailing  interest rates are subject to fluctuation,  there can be no assurance that investors in the Certificates  will be able to reinvest the  distributions  thereon at yields  equaling or exceeding the yields on the Certificates.  Yields on any such  reinvestments may be lower, and may even be significantly lower, than yields on the Certificates. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease,  resulting in a reduced rate of return of principal to investors at a time when  reinvestment  at such higher  prevailing  rates would be desirable.
Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to  increase,  resulting  in a greater rate of return of principal to investors at a time when  reinvestment at comparable yields may not be possible.
It is highly  unlikely that the mortgage  loans will prepay at any constant rate until  maturity or that all of the mortgage  loans will prepay at the same rate.
Moreover,  the timing of  prepayments  on the mortgage loans in a Loan Group may significantly  affect  the  actual  yield to  maturity  on the  related  Offered
Certificates,  even if the average rate of principal  payments  experienced over time is consistent with an investor's expectation.

     Because  principal  distributions  are  paid to  some  classes  of  Offered
Certificates  before other classes,  holders of classes of Offered  Certificates having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

     The rate of payments (including  prepayments) on pools of mortgage loans is influenced by a variety of economic,  geographic,  social and other factors.  If prevailing  mortgage  rates fall  significantly  below the mortgage rates on the mortgage loans,  the rate of prepayment (and  refinancing)  would be expected to increase.  Conversely, if prevailing mortgage rates rise significantly above the mortgage  rates on the mortgage  loans,  the rate of  prepayment on the mortgage loans would be expected to  decrease.  Other  factors  affecting  prepayment  of mortgage  loans include  changes in mortgagors'  housing  needs,  job transfers, unemployment,  mortgagors' net equity in the mortgaged  properties and servicing decisions.  In addition,  the  existence of the  applicable  periodic  rate cap, maximum  mortgage rate and minimum  mortgage  rate may effect the  likelihood of prepayments  resulting  from  refinancings.  There can be no certainty as to the rate of  prepayments on the mortgage loans during any period or over the life of the  Certificates.  See "Yield  Considerations"  and  "Maturity  and  Prepayment
Considerations" in the prospectus.

     Approximately  1.93%,  0.31%, 2.34%, 1.90%, 6.68% and 4.56% of the group I, group II-1,  group II-3,  group II-4,  group II-5 and group II-6 mortgage loans, respectively, are assumable under some circumstances if, in the sole judgment of the Master  Servicer  or  Servicer,  the  prospective  purchaser  of a mortgaged property is creditworthy  and the security for the mortgage loan is not impaired by the assumption.  The remainder of the mortgage loans are subject to customary due-on-sale  provisions.  The  Servicers  shall enforce any  due-on-sale  clause contained in any mortgage note or mortgage,  to the extent  permitted  under the related  Servicing  Agreement,  applicable  law  and  governmental  regulations.
However,  if the Servicer  determines that enforcement of the due-on-sale clause would impair or threaten to impair recovery under the related  primary  mortgage insurance  policy,  if any,  the  Servicer  shall not be required to enforce the due-on-sale  clause.  The extent to which some of the mortgage loans are assumed by  purchasers of the  mortgaged  properties  rather than prepaid by the related mortgagors in connection with the sales of the mortgaged  properties will affect the  weighted  average  lives of the  Offered  Certificates  and may result in a prepayment  experience  on the  mortgage  loans that  differs from that on other mortgage loans.

     In general,  defaults on mortgage  loans are expected to occur with greater frequency in their early years. In addition,  default rates generally are higher for mortgage loans used to refinance an existing  mortgage loan. In the event of a  mortgagor's  default  on a  mortgage  loan,  there can be no  assurance  that recourse  beyond  the  specific  mortgaged  property  pledged  as  security  for repayment will be available.

          Allocation of Principal Payments

Group I Certificates

     Subject  to  the   circumstances   described  under   "Description  of  the
Certificates-Distributions  on  the  Group  I  Senior  Certificates",   on  each
distribution  date  during the first  three  years  after the  Closing  Date and thereafter,  on any  distribution  date that a Trigger  Event is in effect,  all principal  payments on the group I mortgage loans will generally be allocated to the Group I Senior Certificates.

Group II Certificates

     Subject  to  the   circumstances   described  under   "Description  of  the
Certificates-Principal  Distributions  on the Group II Senior  Certificates"  in
this prospectus  supplement,  on each  distribution  date during the first seven years after the Closing Date, all principal prepayments on the mortgage loans in a Loan Group will generally be allocated to the Group II Senior  Certificates of the  related  Certificate  Group.  Thereafter,  as  further  described  in  this prospectus  supplement,  during some  periods,  subject to loss and  delinquency criteria described in this prospectus supplement,  the related Senior Prepayment
Percentage may continue to be disproportionately  large (relative to the related
Senior  Percentage) and the percentage of Principal  Prepayments  payable to the
Group II Subordinate  Certificates may continue to be disproportionately  small.
In addition to the foregoing,  if on any  distribution  date, the  subordination level established for the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4
and Class  II-B-5  Certificates,  as  applicable,  is exceeded and that class of
Offered Subordinate  Certificates is then outstanding,  the Class II-B-1,  Class
II-B-2, Class II-B-3, Class II-B-4 or Class II-B-5 Certificates, as the case may be, will not receive  distributions  relating to principal  prepayments  on that distribution date.

Interest Shortfalls and Realized Losses

     When a  principal  prepayment  in  full is made  on a  mortgage  loan,  the mortgagor  is  charged  interest  only for the  period  from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full  month.  When a partial  Principal  Prepayment  is made on a mortgage loan, the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made. In addition,  the  application of the
Relief Act or similar state law to any mortgage loan will adversely affect,  for an indeterminate  period of time, the ability of the related Servicer to collect full amounts of interest on the mortgage  loan.  See "Legal  Aspects of Mortgage
Loans-The  Servicemembers  Civil  Relief Act" in the  prospectus.  Any  interest shortfalls  resulting from a Principal Prepayment in full or a partial Principal
Prepayment  are  required  to be paid by the related  Servicer,  but only to the extent that such amount does not exceed the aggregate of the  Servicing  Fees on the mortgage  loans  serviced by that  Servicer for the related Due Period.  Any interest shortfalls required to be funded but not funded by the related Servicer are required to be paid by the Master Servicer, but only to the extent that such amount  does not exceed the  aggregate  Master  Servicing  Compensation  for the applicable  distribution date. None of the Servicers nor the Master Servicer are obligated to fund interest  shortfalls  resulting  from the  application  of the
Relief Act or similar state law. See "Pooling and Servicing  Agreement-Servicing and Other  Compensation  and Payment of Expenses" in this prospectus  supplement and "Legal Aspects of Mortgage Loans-The Servicemembers Civil Relief Act" in the
prospectus.  Accordingly,  the effect of (1) any  Principal  Prepayments  on the mortgage loans, to the extent that any resulting  interest shortfall due to such
Principal  Prepayments  exceeds any Compensating  Interest or (2) any shortfalls resulting  from the  application of the Relief Act or similar state law, will be to reduce the  aggregate  amount of interest  collected  that is  available  for distribution to holders of the related  Certificates.  Any resulting  shortfalls will be  allocated  among  the  Certificates  as  provided  in  this  prospectus supplement.

     The yields to maturity and the  aggregate  amount of  distributions  on the
Offered  Certificates  will be  affected  by the  timing of  mortgagor  defaults resulting  in Realized  Losses.  The timing of Realized  Losses on the  mortgage loans in a Loan  Group and the  allocation  of  Realized  Losses to the  Offered
Certificates could significantly  affect the yield to an investor in the related
Offered  Certificates.  In addition,  Realized  Losses on the mortgage loans may affect the market  value of the Offered  Certificates,  even if these losses are not allocated to the Offered Certificates.

     If the Certificate Principal Balance of a class of Subordinate Certificates has been  reduced  to  zero,  the  yield to  maturity  on the  class of  related
Subordinate  Certificates then outstanding with the lowest payment priority will be extremely sensitive to losses on the mortgage loans in the related Loan Group and the timing of those  losses  because  the entire  amount of losses  that are covered  by  subordination  will be  allocated  to  that  class  of  Subordinate
Certificates.   If  the  Certificate   Principal  Balances  of  all  classes  of
Subordinate  Certificates related to a Loan Group have been reduced to zero, the yield to maturity on the related classes of Senior Certificates then outstanding will be extremely  sensitive to losses on the mortgage loans in the related Loan
Group and the timing of those  losses  because the entire  amount of losses that are  covered  by  subordination  will be  allocated  to those  classes of Senior
Certificates.

     As described under "Description of the  Certificates-Allocation of Realized
Losses;  Subordination",  amounts  otherwise  distributable  to  holders  of the
Subordinate  Certificates  may be made  available  to protect the holders of the related  Senior  Certificates  against  interruptions  in  distributions  due to mortgagor  delinquencies,  to the extent not  covered by Monthly  Advances,  and amounts otherwise distributable to holders of the Subordinate  Certificates with a lower  priority  may be made  available  to  protect  the  holders  of related
Subordinate  Certificates  with  a  higher  priority  against  interruptions  in distributions.  Delinquencies  on the mortgage  loans in a Loan Group may affect the yield to investors on the related  Subordinate  Certificates,  and,  even if subsequently  cured,  will affect the timing of the receipt of  distributions by the holders of those Subordinate Certificates.  If a Trigger Event exists due to larger than  expected  rate of  delinquencies  or losses on the group I mortgage
loans,  no  principal   payments  will  be  made  to  the  Group  I  Subordinate
Certificates  as long as such Trigger  Event  exists.  Similarly,  a larger than expected rate of  delinquencies or losses on the mortgage loans in Loan Group II will affect the rate of principal payments on each class of Group II Subordinate
Certificates  if it delays the  scheduled  reduction  of the  Senior  Prepayment
Percentage,  triggers an increase of the Senior Prepayment Percentage to 100% or triggers a lockout of one or more classes of Group II  Subordinate  Certificates from distributions of portions of the Subordinate  Optimal Principal Amount. See
"Description of the Certificates-Principal  Distributions on the Group II Senior
Certificates"  and  "-Principal   Distributions  on  the  Group  II  Subordinate
Certificates" in this prospectus supplement.

     In some  cases,  Special  Hazard  Losses  allocable  to a class  of  Senior
Certificates  in a Loan  Group  will  instead be  allocated  to the  Subordinate
Certificates in the other Loan Group.  See  "Description  of the  Certificates -
Cross-Collateralization."  This limited  cross-collateralization  is intended as credit enhancement for each Loan Group.

Excess Spread Available to the Group I Certificates

     The  weighted  average  life and yield to maturity of each class of Group I
Offered  Certificates  will also be  influenced  by the amount of Excess  Spread generated  by the  group I  mortgage  loans  and  applied  in  reduction  of the
Certificate Principal Balances of the Group I Offered Certificates. The level of
Excess Spread available on any  distribution  date to be applied in reduction of the Certificate  Principal Balances of the Group I Offered Certificates and will be influenced by, among other factors,

o    the overcollateralization level of the group I mortgage loans at such time,
     i.e.,  the  extent  to which  interest  on the  group I  mortgage  loans is
     accruing  on  a  higher  stated   principal   balance  than  the  aggregate
     Certificate Principal Balance of the Group I Offered Certificates;

o    the delinquency and default experience of the group I mortgage loans;

o    the level of One-Month LIBOR; and

o    the  provisions of the Agreement  that permit  principal  collections to be distributed to the Class B-IO Certificates and the Residual Certificates in
     each case as provided in the Agreement when required  overcollateralization levels have been met.

     To the extent that  greater  amounts of Excess  Spread are  distributed  in reduction  of the  Certificate  Principal  Balance of a class of Group I Offered
Certificates,  the weighted average life thereof can be expected to shorten.  No assurance,  however,  can be given  as to the  amount  of  Excess  Spread  to be distributed at any time or in the aggregate.

     The  yields  to  maturity  of the  Group I  Offered  Certificates  and,  in particular  the  Group I  Subordinate  Certificates,  in the  order  of  payment priority,  will be progressively more sensitive to the rate, timing and severity of Realized Losses on the group I mortgage  loans.  If an Applied  Realized Loss
Amount is allocated to a class of Group I Offered Certificates,  that class will thereafter accrue interest on a reduced Certificate Principal Balance.  Although the  Applied  Realized  Loss  Amount so  allocated  may be  recovered  on future distribution  dates to the extent Excess Cashflow is available for that purpose, there can be no assurance that those amounts will be available or sufficient.

     To the extent that the  pass-through  rate on the offered  certificates  is limited by the applicable Net Rate Cap, the difference  between (x) the interest amount payable to such class at the applicable  pass-through rate without regard to the related Net Rate Cap, and (y) the Current  Interest payable to such class on an applicable distribution date will create a shortfall.  Such shortfall will be payable  to the  extent of Excess  Cashflow  and,  with  respect to the Class
I-A-1,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
certificates,  to the extent of  payments  made under the Cap  Contracts  on the applicable  distribution date. Payments under the Cap Contracts are based on the lesser of the Certificate Principal Balance of the related class of Certificates and the principal balance of such class based on certain prepayment assumptions.
If the group I mortgage loans do not prepay according to those  assumptions,  it may  result in the Cap  Contracts  providing  insufficient  funds to cover  such shortfalls. In addition, each Cap Contract provides for payment of the excess of
One-Month  LIBOR over a  specified  per annum  rate,  which also may not provide sufficient funds to cover such shortfalls. The Cap Contracts terminate after the distribution date occurring in November 2009.

          Pass-Through Rates of the Group II Certificates

     The  yields  to  maturity  on the  Group II  Offered  Certificates  will be affected by their  Pass-Through  Rates. The  Pass-Through  Rates on the Group II
Offered  Certificates will be sensitive to the adjustable  mortgage rates on the related mortgage loans. As a result,  these Pass-Through Rates will be sensitive to the indices on the related  mortgage  loans,  any periodic caps,  maximum and minimum rates, and the related gross margins.

          Assumed Final Distribution Date

     The  assumed  final  distribution  date for  distributions  on the  Group I
Offered  Certificates is March 25, 2035 and on the Group II Offered Certificates
is April 25,  2035.  The  assumed  final  distribution  date in each case is the distribution  date in the  month  following  the month of the  latest  scheduled maturity date of any of the mortgage loans. Since the rate of payment (including prepayments) of principal on the mortgage loans in the related Loan Group can be expected  to  exceed  the  scheduled  rate of  payments,  and could  exceed  the scheduled rate by a substantial  amount,  the  disposition of the last remaining mortgage  loan may be  earlier,  and could be  substantially  earlier,  than the assumed final  distribution  date.  Furthermore,  the  application  of principal collections and, in the case of the Group I Offered Certificates, excess spread, could cause the actual final  distribution date to occur  significantly  earlier than the assumed final distribution date. In addition,  EMC or its designee may, at its option,  repurchase  from the trust all the (i) group I mortgage loans on or after any distribution date on which the aggregate stated principal  balances of the  group I  mortgage  loans are less than 20% of the  Cut-off  Date  Stated
Principal Balance of the group I mortgage loans and (ii) group II mortgage loans on or after  any  distribution  date on which  the  aggregate  stated  principal balances  of the group II mortgage  loans are less than 10% of the Cut-off  Date
Stated  Principal  Balance of the group II mortgage loans.  See "The Pooling and
Servicing   Agreement-Termination"   herein  and  "The   Agreements-Termination;
Retirement of Securities" in the prospectus.

Weighted Average Life

     The  weighted  average life of a security  refers to the average  amount of time  that  will  elapse  from the date of its  issuance  until  each  dollar of principal of such security  will be  distributed  to the investor.  The weighted average life of a Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Certificate Principal Balance of such Certificate from one distribution  date to the next distribution date by the number of years from the date of  issuance  to the  second  such  distribution  date,  (b) adding the results and (c) dividing the sum by the  aggregate  amount of the  reductions in the Certificate Principal Balance of such Certificate referred to in clause (a).
The  weighted  average  life of the Offered  Certificates  of each class will be influenced by the rate at which  principal on the mortgage loans is paid,  which may be in the form of scheduled payments or prepayments  (including  prepayments of  principal  by the  mortgagor  as well  as  amounts  received  by  virtue  of condemnation,  insurance or foreclosure with respect to the mortgage loans), and the timing  thereof.  The actual  weighted  average life and term to maturity of each class of Certificates,  in general,  will be shortened if the level of such prepayments of principal on the related mortgage loans increases.

     Prepayments  on  mortgage  loans  are  commonly   measured  relative  to  a
prepayment  standard  or model.  The  prepayment  model used in this  prospectus supplement  with  respect to the  mortgage  loans,  assumes a  constant  rate of prepayment  each  month,  or CPR,  relative  to the then  outstanding  principal balance of a pool of mortgage  loans similar to the mortgage  loans in each Loan
Group.  To  assume a 25% CPR or any  other  CPR is to  assume  that  the  stated
percentage of the outstanding  principal balance of the related mortgage pool is prepaid over the course of a year. No  representation  is made that the mortgage loans will prepay at these or any other rates.

     The  Group  I  Certificates  and  Group  II  Certificates  were  structured assuming, among other things, a 30% CPR for the group I mortgage loans and a 25%
CPR for the group II mortgage loans, respectively.  The prepayment assumption to be used for pricing  purposes for the respective  classes may vary as determined at the time of sale.  The actual rate of prepayment may vary  considerably  from the rate used for any prepayment assumption.

     The tables  following the next  paragraph  indicate the  percentages of the initial principal amount of the indicated  classes of Offered  Certificates that would be outstanding after each of the dates shown at various percentages of the
CPR and the  corresponding  weighted  average  life of the  indicated  class  of
Offered Certificates. The table is based on the following modeling assumptions:

     (1)  the  mortgage   pool   consists  of  219   mortgage   loans  with  the
characteristics set forth in the table below,

     (2) the mortgage loans prepay at the specified percentages of the CPR,

     (3) no defaults or  delinquencies  occur in the  payment by  mortgagors  of principal and interest on the mortgage loans,

     (4) scheduled payments on the mortgage loans are received,  in cash, on the first day of each month,  commencing  in March 2005,  and are computed  prior to giving effect to prepayments received on the last day of the prior month,

     (5)  prepayments  are allocated as described  herein  assuming the loss and delinquency tests are satisfied,

     (6) there are no interest  shortfalls  caused by (a) the application of the
Relief Act or similar state law or (b) prepayments on the mortgage loans,  which in the  case  of (b)  have  not  been  covered  by  Compensating  Interest,  and prepayments  represent  prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in February 2005,

     (7)  scheduled  Monthly  Payments of principal and interest on the mortgage loans are calculated on their  respective  principal  balances  (prior to giving effect to prepayments  received  thereon during the preceding  calendar  month), mortgage  rate and  remaining  terms to stated  maturity  such that the mortgage loans will fully amortize by their stated  maturities (after taking into account any interest only period),

     (8) the levels of One-Month  LIBOR,  Six-Month  LIBOR,  One-Year  LIBOR and
One-Year  Treasury  remain  constant  at  2.65%,  3.1125%,  3.4663%  and  3.12%, respectively,

     (9) the  mortgage  rate on each  mortgage  loan  will be  adjusted  on each interest  adjustment date (as necessary) to a rate equal to the applicable Index
(as described in 8 above), plus the applicable gross margin,  subject to maximum lifetime  mortgage rates,  minimum lifetime mortgage rates and periodic caps (as applicable),

     (10) scheduled  Monthly Payments of principal and interest on each mortgage loan  will  be  adjusted  in  the  month  immediately  following  each  interest adjustment  date (as  necessary)  for such  mortgage  loan to  equal  the  fully amortizing payment described in (7) above,

     (11) the initial  principal amounts of the Certificates are as set forth on pages  S-2 and  S-3  hereof  and  under  "Summary  of  Terms-Description  of the
Certificates,"

     (12)  distributions in respect of the Offered  Certificates are received in cash on the 25th day of each month, commencing in March 2005,

     (13) the Offered Certificates are purchased on February 28, 2005,

     (14) neither EMC nor its designee  exercises the option to  repurchase  the mortgage loans in either Loan Group described under the caption "The Pooling and
Servicing  Agreement-Termination",  except as indicated in the following  tables with respect to the Group I Offered  Certificates for the calculation of Weighed
Average Life to Call, and

     (15) the Class XP Certificate has a Certificate Principal Balance of zero.

                                             MORTGAGE LOAN ASSUMPTIONS

                                                                    Original     Remaining
                                      Current      Current Net      Term to      Term to
                      Current         Mortgage     Mortgage Rate    Maturity     Maturity    Gross Margin
 Loan No.   Group    Balances($)      Rate (%)          (%)        (in months)  (in months)       (%)
    1         I       275,993.02    5.8750000000    5.5000000000       360          355      2.2500000000
    2         I      4,290,422.22   6.8360890088    6.4610890088       360          355      2.2500000000
    3         I     13,176,585.60   6.7410460491   6.4796410027(1)     360          359      2.2654122249
    4         I      2,251,171.87   6.8087694122    6.4337694122       360          356      2.2500000000
    5         I       648,849.88    6.6250000000   6.3750000000(2)     360          358      2.2500000000
    6         I      5,075,000.00   6.6952709360    6.3202709360       360          358      2.2500000000
    7         I      6,839,619.99   6.1201726123    5.7451726123       360          358      2.2500000000
    8         I      4,329,720.37   6.5043667139    6.1293667139       360          358      2.2500000000
    9         I      1,428,707.26   6.5000000000    6.1250000000       360          359      2.2500000000
    10        I      1,426,000.00   5.3877980365    5.0127980365       360          358      2.2500000000
    11        I     32,905,407.59   5.9722798448    5.5972798448       360          357      2.2512025379
    12        I     18,929,905.25   6.2692739472    5.8942739472       360          357      2.3135416545
    13        I      5,916,802.10   6.2322003731    5.8572003731       360          358      2.4218297222
    14        I      1,012,000.00   6.1976284585    5.8226284585       360          358      2.2500000000
    15        I       383,617.27    5.8750000000    5.5000000000       360          357      2.2500000000
    16        I      9,138,450.94   6.9380330990    6.5630330990       360          357      2.3744740501
    17        I      4,076,948.60   6.8150992264    6.4400992264       360          357      2.2500000000
    18        I      1,347,839.33   6.8837570814    6.5087570814       360          358      2.7231320795
    19        I       262,880.00    6.0000000000    5.6250000000       360          357      2.2500000000
    20        I      5,839,548.62   7.0375897470    6.6625897470       360          357      2.2908421978
    21        I       959,851.51    6.9951422122    6.6201422122       360          357      2.2500000000
    22        I      5,126,730.60   6.9028969049    6.5278969049       360          355      2.2500000000
    23        I     16,061,869.49   6.9632987597    6.5430004150       360          356      2.3245758652
    24        I      2,305,778.48   6.8663103453    6.4913103453       360          356      2.2500000000
    25        I      2,851,300.00   5.9676638726    5.5926638726       360          358      2.2500000000
    26        I       450,200.00    7.0000000000    6.6250000000       360          359      2.2500000000
    27        I       303,378.61    5.8750000000    5.5000000000       360          358      2.2500000000
    28        I       592,794.82    6.4746983197    6.0996983197       360          358      2.2500000000
    29        I      1,246,799.99   6.1437680423    5.7687680423       360          356      2.2500000000
    30        I     29,388,608.78   6.1703372793    5.7953372793       360          357      2.2590443206
    31        I      9,781,445.91   6.4590016488    6.0840016488       360          357      2.4089826304
    32        I      5,430,201.21   6.2483155472    5.8733155472       360          358      2.2689572987
    33        I       451,327.00    7.5000000000    7.1250000000       360          358      2.2500000000
    34        I      3,460,350.00   5.7882204835    5.4132204835       360          359      2.2500000000
    35        I       276,000.00    6.5000000000    6.1250000000       360          355      2.2500000000
    36        I       227,778.40    6.1250000000    5.7500000000       360          359      2.2500000000
    37        I       379,582.52    6.0277994492    5.6527994492       360          359      2.2500000000
    38        I     14,002,026.56   6.9945584039    6.6195584039       360          357      2.7982919577
    39        I      9,393,078.91   6.8542724356    6.4807801947       360          357      2.2560310363
    40        I      7,825,218.64   7.1010359520    6.7260359520       360          357      3.3012053178
    41        I       132,983.02    7.0000000000   6.7500000000(3)     360          354      2.2500000000
    42        I       403,900.00    6.2500000000    5.8750000000       360          356      2.2500000000
    43        I       494,529.94    6.5000000000    6.1250000000       360          355      2.2500000000
    44        I      1,156,786.77   6.0861113096    5.7111113096       360          358      2.9611113096
    45        I       433,850.00    6.1250000000    5.7500000000       360          356      2.2500000000
    46        I      1,475,200.00   5.5656860087    5.1906860087       360          358      3.8802874187
    47        I      1,370,330.26   5.9651143149    5.5901143149       360          357      3.2412574634
    48        I       865,850.00    5.2278396951    4.8528396951       360          358      2.2879973437
    49        I      1,483,599.98   5.7949413578    5.4199413578       360          357      2.4032758176
    50        I      1,054,400.00   6.5000000000    6.1250000000       360          359      2.2500000000
    51        I       186,300.00    6.5000000000    6.1250000000       360          353      3.2500000000
    52        I       97,550.00     6.6250000000    6.2500000000       360          355      2.2500000000
    53        I       356,800.00    5.6250000000    5.2500000000       360          357      2.2500000000
    54        I       606,500.00    6.7610057708    6.3860057708       360          355      2.2500000000
    55        I      9,647,359.52   6.7009004596    6.2812966926       360          356      2.3668676619
    56        I       513,381.84    6.5396436257    6.1646436257       360          357      2.2500000000
    57        I       39,848.41     4.7500000000    4.3750000000       360          357      2.2500000000
    58        I       242,400.00    5.0000000000    4.6250000000       360          357      2.7500000000
    59        I      1,918,540.13   5.9174391527    5.5424391527       360          358      2.3904713906
    60        I       306,400.39    4.8750000000    4.5000000000       360          357      2.2500000000
    61        I      1,094,046.16   6.2804619551    5.9054619551       360          357      4.5274422425
    62        I      1,039,747.53   5.9230762659    5.5480762659       360          357      3.3670310462
    63        I      1,121,502.00   6.5891572195    6.2141572195       360          358      2.8678232406
    64        I       188,273.98    6.8750000000    6.6250000000       360          353      2.7500000000
    65        I       909,491.74    7.1223568135    6.7473568135       360          358      3.3741114680
    66        I      2,038,400.00   5.0982142857    4.7232142857       360          358      2.3750000000
    67        I       407,999.20    5.4900000000    5.1150000000       360          357      5.9900000000
    68        I      1,265,400.00   6.3187332069    5.9437332069       360          357      4.2386794689
    69        I      1,577,780.44   5.8629504544    5.4879504544       360          356      4.0342754078
    70        I      1,400,398.82   6.6221521755    6.2471521755       360          357      4.5604834021
    71        I       798,400.00    5.0611222445    4.6861222445       360          358      2.3750000000
    72        I       510,838.00    5.3750000000    5.0000000000       360          358      2.2500000000
    73        I      1,013,322.11   6.0000000000    5.6250000000       360          358      5.0000000000
    74        I      3,182,661.18   5.7856584226    5.4106584226       360          357      2.5400205517
    75        I       395,000.00    5.6009493671    5.2259493671       360          357      3.8370253165
    76        I       146,493.30    4.1250000000    3.7500000000       360          359      2.3750000000
    77        I      3,710,800.00   5.1565834860    4.7815834860       360          359      2.3750000000
    78        I       780,000.00    6.3750000000    6.0000000000       360          359      2.3750000000
    79        I     39,288,569.12   5.4641455659    5.0891455659       360          358      2.6707648229
    80        I      1,209,670.00   5.3084374251    4.9334374251       360          356      2.3750000000
    81        I       449,999.99    5.1250000000    4.7500000000       360          357      5.0000000000
    82        I      4,897,116.56   5.7486846249    5.3736846249       360          358      2.8071442667
    83        I       364,000.00    5.2000000000    4.8250000000       360          358      3.0000000000
    84        I       916,675.90    5.2987939685    4.9237939685       360          357      3.0000000000
    85        I       484,000.00    3.7500000000    3.3750000000       360          358      2.8750000000
    86        I       418,963.91    5.0000000000    4.6250000000       360          356      2.2500000000
    87        I      4,175,590.00   5.2707530553    4.8957530553       360          357      3.0501860216
    88        I       846,000.00    4.9754728132    4.6004728132       360          356      2.6852836879
    89        I      7,603,256.95   5.0030863788    4.6280863788       360          356      2.6210152927
    90        I      4,523,917.86   4.9234171628    4.5484171628       360          356      2.3750000000
    91        I       476,745.69    4.7500000000    4.3750000000       360          355      2.3750000000
    92        I       971,950.00    5.2500000000    4.8750000000       360          357      2.8750000000
    93        I       793,200.00    5.2500000000    4.8750000000       360          356      3.2500000000
    94        I      1,943,296.43   5.3835310106    5.0085310106       360          354      3.3089090814
    95        I      2,755,800.00   3.9268647943    3.5518647943       360          358      2.9070324407
    96        I       75,216.30     7.5000000000    7.1250000000       360          355      4.7500000000
    97        I       568,000.00    4.3750000000    4.0000000000       360          356      2.5000000000
    98        I       920,771.98    5.2597934263    4.8847934263       360          355      3.3016061669
    99        I      1,259,320.00   5.2572737668    4.8822737668       360          355      3.0273719150
   100        I       448,000.00    6.5000000000    6.1250000000       360          359      3.7500000000
   101        I     13,197,456.23   5.3941911867    5.0191911867       360          356      3.1677117082
   102        I      6,465,517.30   4.6642547328    4.2892547328       360          356      2.4205873102
   103        I       439,970.00    5.2500000000    4.8750000000       360          358      3.2500000000
   104        I       491,719.00    6.0000000000    5.6250000000       360          357      2.8750000000
   105        I      1,001,403.02   6.2378880883    5.8628880883       360          354      3.7915216618
   106        I       315,413.09    6.3750000000    6.0000000000       360          358      2.2500000000
   107        I       548,000.00    5.4662408759    5.0912408759       360          358      2.3750000000
   108        I       124,850.00    4.5000000000    4.1250000000       360          355      3.2500000000
   109        I       326,096.01    5.7500000000    5.3750000000       360          358      2.3750000000
   110        I       644,099.87    5.7036366969    5.3286366969       360          357      2.3459672605
   111        I      2,860,009.41   6.5867846017    6.2117846017       360          356      4.1311419649
   112        I      1,892,781.97   6.3490647882    5.9740647882       360          357      4.4404400616
   113        I      2,706,073.40   6.8342086665    6.4592086665       360          357      4.9058418644
   114        I      3,641,629.24   5.2912015001    4.9162015001       360          358      2.4987115952
   115        I       306,591.50    6.3081931577    5.9331931577       360          357      3.2020051192
   116        I       941,482.50    5.1717358820    4.7967358820       360          357      2.4979460133
   117        I      3,703,400.00   5.3130400443    4.9380400443       360          358      2.3471640925
   118        I       457,670.62    5.6319492553    5.2569492553       360          358      2.8152883617
   119        I       292,000.00    5.3750000000    5.0000000000       360          358      2.3750000000
   120        I     57,454,965.87   5.8631108605    5.4881108605       360          357      2.9133589000
   121        I      2,467,539.99   6.1491414502    5.7741414502       360          358      2.8766727060
   122        I      1,079,485.57   6.1051715089    5.7301715089       360          357      4.1329191668
   123        I     23,488,592.09   6.2836776741    5.9086776741       360          357      3.0963165146
   124        I      6,373,637.08   3.1889887257    2.9389887257       360          353      2.7500000000
   125        I       228,000.00    5.2000000000    4.8250000000       360          358      3.0000000000
   126        I      2,145,680.00   4.4957104508    4.1207104508       360          358      3.0000000000
   127        I       182,400.00    4.2000000000    3.8250000000       360          358      3.0000000000
   128        I       484,169.43    4.7377450209    4.4003266945       360          356      2.2500000000
   129        I      1,424,000.00   4.6136235955    4.2386235955       360          358      2.3679775281
   130        I       254,800.00    6.1250000000    5.7500000000       360          358      3.7500000000
   131        I      5,520,979.17   4.9220733620    4.5470733620       360          357      2.6392097068
   132        I      3,879,779.11   4.6733941333    4.2983941333       360          356      2.4668061283
   133        I       71,250.00     6.6250000000    6.2500000000       360          358      2.8750000000
   134        I      1,761,032.68   5.4984889094    5.1234889094       360          354      3.2542849205
   135        I       139,650.00    6.5000000000    6.1250000000       360          356      2.8750000000
   136        I      1,853,357.99   3.6376389802    3.2626389802       360          358      2.7433569222
   137        I       232,764.60    6.3750000000    6.0000000000       360          357      4.1250000000
   138        I       424,200.00    4.9624587459    4.5874587459       360          358      3.4624587459
   139        I       94,400.00     4.2500000000    3.8750000000       360          358      2.8750000000
   140        I     13,169,606.61   5.2416333001    4.8666333001       359          355      3.0556405017
   141        I     14,199,239.72   4.5948297117    4.2198297117       360          356      2.3930808036
   142        I       289,750.00    6.0000000000    5.6250000000       360          357      2.8750000000
   143        I       428,718.94    5.5000000000    5.1250000000       360          355      3.5000000000
   144        I       845,038.46    4.7907403528    4.4157403528       360          356      2.7455571327
   145       II-1     245,497.30    5.8750000000    5.5000000000       360          356      3.0000000000
   146       II-1     338,300.00    6.2902010050    5.9152010050       360          353      3.2500000000
   147       II-1     314,874.81    4.7500000000    4.3750000000       360          354      2.2500000000
   148       II-1    1,060,781.40   5.9646544283    5.5896544283       360          354      2.8297579030
   149       II-1   12,211,836.83   5.0547935046    4.6797935046       360          356      2.2413173381
   150       II-1   123,987,690.89  5.3455673279    4.9607234319       360          356      2.2652836871
   151       II-1    6,537,551.00   5.0623702658    4.6590939534       360          356      2.3032492653
   152       II-1    2,279,571.75   5.7725644603    5.3975644603       360          357      2.2500000000
   153       II-1    1,858,096.82   4.9167248400    4.5417248400       360          356      2.2500000000
   154       II-1   30,757,349.60   5.0520406466    4.6770406466       358          355      2.2588677992
   155       II-1    2,689,602.24   5.1350483487    4.7600483487       360          357      2.2825326915
   156       II-1    2,315,284.47   5.2887783904    4.9137783904       360          357      2.6722323931
   157       II-2     209,992.85    5.8750000000    5.5000000000       360          355      2.2500000000
   158       II-2    1,330,110.53   5.0485129852    4.6735129852       360          355      2.2500000000
   159       II-2    3,874,500.00   5.6146760872    5.2396760872       360          357      2.2500000000
   160       II-2    4,725,150.75   5.2131099161    4.8793879343       360          351      2.4151120729
   161       II-2     377,548.94    6.1250000000    5.7500000000       360          356      2.2500000000
   162       II-2     361,000.00    4.7500000000    4.3750000000       360          357      2.2500000000
   163       II-2     108,000.00    5.3750000000    5.0000000000       360          357      2.2500000000
   164       II-2   13,989,846.44   5.2270410174    4.8520410174       360          357      2.2584489848
   165       II-2    2,560,088.52   5.1180313464    4.7430313464       360          357      2.2986311309
   166       II-2     963,000.00    4.8766043614    4.5016043614       360          358      3.9587227414
   167       II-2    2,663,878.05   5.7244111231    5.3494111231       360          358      2.7050878704
   168       II-3     280,183.75    5.6914336485    5.3164336485       360          355      2.7500000000
   169       II-3     412,200.00    6.5745087336    6.1995087336       360          354      3.2500000000
   170       II-3     430,800.00    6.2028783658    5.8278783658       360          355      2.6074744661
   171       II-3     280,000.00    5.8750000000    5.5000000000       360          354      2.2500000000
   172       II-3   62,975,803.52   5.7630891266    5.3880891266       360          356      2.2500000000
   173       II-3   227,353,404.70  5.7760083158    5.3843063446       360          356      2.2774242602
   174       II-3   19,233,329.80   5.6197745273    5.2401891007       360          355      2.2655454519
   175       II-3     351,026.89    4.9604635381    4.5854635381       360          357      2.2500000000
   176       II-3    9,855,163.85   6.1492068813    5.7742068813       360          356      2.2500000000
   177       II-3     327,900.00    5.6250000000    5.2500000000       360          357      2.2500000000
   178       II-3     135,571.77    5.6250000000    5.2500000000       360          357      2.2500000000
   179       II-3   127,944,881.00  5.6194556054    5.2444556054       360          357      2.2495990461
   180       II-3   24,743,254.58   5.8519748469    5.4769748469       358          354      2.2752834751
   181       II-3     290,000.00    5.8750000000   5.6250000000(4)     360          355      2.2500000000
   182       II-3   21,442,591.72   5.6489312149    5.2739312149       360          357      2.3358896637
   183       II-4     445,903.27    6.2500000000    5.8750000000       360          353      2.7500000000
   184       II-4     861,899.96    5.8185259284    5.3328193448       360          355      2.3956665574
   185       II-4     383,862.70    5.6010868762    5.2260868762       360          355      2.2500000000
   186       II-4   47,425,296.29   5.7563888571    5.3813888571       360          356      2.2500000000
   187       II-4   14,399,381.39   5.0140906097    4.6390906097       360          356      2.2500000000
   188       II-4   75,810,842.05   5.7908006472   5.5389021061(1)     360          359      2.2532069951
   189       II-4   15,957,717.69   5.7450235120    5.3700235120       360          356      2.2630310037
   190       II-4   11,657,983.72   5.3429365355   5.0929365355(1)     360          359      2.2500000000
   191       II-4    1,239,999.99   5.2741935456    4.8991935456       360          355      2.2500000000
   192       II-4     528,000.00    4.7500000000    4.3750000000       360          357      2.2500000000
   193       II-4    1,278,389.96   5.1271853465    4.7521853465       360          358      2.2836321321
   194       II-4     681,973.45    5.4722399310    5.0972399310       360          354      2.2500000000
   195       II-4   50,843,317.52   5.8303774980    5.4553774980       360          357      2.2500000000
   196       II-4   17,390,237.10   5.9893835281    5.6208318301       360          357      2.2950827665
   197       II-4    8,233,882.22   5.8001892603    5.4338619191       360          356      2.3491114127
   198       II-5    1,721,411.68   5.7303294236   5.4803294236(5)     360          356      2.7500000000
   199       II-5     453,700.00    6.0072459775    5.6322459775       360          356      2.2500000000
   200       II-5    1,258,700.00   5.5206661635    5.1456661635       360          358      2.2500000000
   201       II-5   33,596,700.16   5.7001210161   5.4486923044(6)     360          357      2.2604147017
   202       II-5    2,073,819.09   5.5061692821    5.1311692821       360          357      2.2500000000
   203       II-5   15,916,148.26   5.5198982322   5.2698982322(6)     360          357      2.2500000000
   204       II-5    1,017,151.83   6.0405678668    5.7736718175       360          357      2.5805627735
   205       II-5     952,999.99    6.5262329489    6.2762329489       360          357      2.7500000000
   206       II-5     334,747.52    5.9225682538    5.6725682538       360          357      2.4402730153
   207       II-5    5,644,249.62   6.1151406852    5.7926400385       360          357      2.4072003153
   208       II-5    2,346,296.93   6.3728937502    6.0981739463       360          356      2.6828309717
   209       II-5    1,782,826.17   6.0237348553    5.7737348553       360          357      2.6252279281
   210       II-6    1,853,121.71   5.9819216907   5.7319216907(7)     360          358      2.7500000000
   211       II-6    3,308,645.99   5.6055296943    5.2305296943       360          356      2.1876633219
   212       II-6   117,357,269.33  5.8484191821   5.5984191821(7)     360          358      2.2500000000
   213       II-6   22,852,406.23   5.7342617752   5.4842617752(7)     360          358      2.2500000000
   214       II-6    3,588,914.74   6.3485520740    6.0946929687       360          357      2.7345635787
   215       II-6     127,102.44    6.5000000000    6.2500000000       360          357      2.7500000000
   216       II-6     213,803.33    7.2876787104    7.0376787104       360          355      2.7500000000
   217       II-6     84,000.00     6.2500000000    5.8750000000       360          356      2.2500000000
   218       II-6    4,665,335.72   7.0599322721    6.7998018259       360          356      2.7094782152
   219       II-6     403,295.15    6.8429058904    6.5929058904       360          355      2.7500000000

-----------------------
(1)  The servicing fee increases by 0.125% per annum in the 59th period.
(2)  The servicing fee increases by 0.125% per annum in the 58th period.
(3)  The servicing fee increases by 0.125% per annum in the 54th period.
(4)  The servicing fee increases by 0.125% per annum in the 55th period.
(5)  The servicing fee increases by 0.125% per annum in the 80th period.
(6)  The servicing fee increases by 0.125% per annum in the 81st period.
(7)  The servicing fee increases by 0.125% per annum in the 118th period.

                                      MORTGAGE LOAN ASSUMPTIONS (continued)

                                                                                      Rate/
                                                                        Number of     Payment
             Initial                       Maximum        Minimum         Months      Adjustment
            Periodic      Subsequent      Lifetime        Lifetime         Until       Frequency     Remaining
Loan        Rate Cap       Periodic       Mortgage        Mortgage      First Rate    (in            Interest
  No.          (%)       Rate Cap (%)     Rate (%)        Rate (%)      Adjustment     months)     Only Months       Index
    1      6.0000000000  2.0000000000   11.8750000000   2.2500000000        55            12           55         1 Yr. LIBOR
    2      5.0000000000  2.0000000000   11.8360890088   2.2500000000        55            12           115        1 Yr. LIBOR
    3      5.0000000000  2.0000000000   11.7410460491   2.2654122249        59            12           59         1 Yr. LIBOR
    4      5.0000000000  2.0000000000   11.8087694122   2.2500000000        56            12           N/A        1 Yr. LIBOR
    5      5.0000000000  2.0000000000   11.6250000000   2.2500000000        58            12           N/A        1 Yr. LIBOR
    6      5.0000000000  1.0000000000   11.6952709360   2.2500000000        58             6           118        6 Mo. LIBOR
    7      5.0000000000  1.0000000000   11.1201726123   2.2500000000        58             6           118        6 Mo. LIBOR
    8      5.1732213020  1.1732213020   11.6775880159   2.2500000000        58             6           58         6 Mo. LIBOR
    9      5.0000000000  1.0000000000   11.5000000000   2.2500000000        59             6           N/A        6 Mo. LIBOR
   10      5.0000000000  1.0000000000   10.3877980365   2.2500000000        58             6           118        6 Mo. LIBOR
   11      5.0405951513  1.0405951513   11.0128749962   2.2512025379        57             6           117        6 Mo. LIBOR
   12      5.0739028966  1.1502745657   11.3594209821   2.3135416545        57             6           57         6 Mo. LIBOR
   13      4.9697892650  1.0000000000   11.2322003731   2.4218297222        58             6           N/A        6 Mo. LIBOR
   14      5.0000000000  1.0000000000   11.1976284585   2.2500000000        58             6           118        6 Mo. LIBOR
   15      5.0000000000  1.0000000000   10.8750000000   2.2500000000        57             6           N/A        6 Mo. LIBOR
   16      5.0415825398  1.0415825398   11.9796156388   2.3744740501        57             6           117        6 Mo. LIBOR
   17      5.0000000000  1.0000000000   11.8150992264   2.2500000000        57             6           57         6 Mo. LIBOR
   18      5.0000000000  1.0000000000   11.8837570814   2.7231320795        58             6           N/A        6 Mo. LIBOR
   19      5.0000000000  2.0000000000   11.0000000000   2.2500000000        57            12           117        1 Yr. LIBOR
   20      5.0000000000  2.0000000000   12.0375897470   2.2908421978        57            12           57         1 Yr. LIBOR
   21      5.0000000000  2.0000000000   11.9951422122   2.2500000000        57            12           N/A        1 Yr. LIBOR
   22      5.0000000000  2.0000000000   11.9028969049   2.2500000000        55            12           115        1 Yr. LIBOR
   23      4.9512510047  2.0000000000   11.9795484248   2.3245758652        56            12           56         1 Yr. LIBOR
   24      5.0000000000  2.0000000000   11.8663103453   2.2500000000        56            12           N/A        1 Yr. LIBOR
   25      5.0589204924  1.0589204924   11.0265843650   2.2500000000        58             6           118        6 Mo. LIBOR
   26      5.0000000000  1.0000000000   12.0000000000   2.2500000000        59             6           59         6 Mo. LIBOR
   27      3.0000000000  1.0000000000   10.8750000000   2.2500000000        58             6           N/A        6 Mo. LIBOR
   28      5.0000000000  1.0000000000   11.4746983197   2.2500000000        58             6           118        6 Mo. LIBOR
   29      3.7167147796  1.0000000000   11.7854106526   2.2500000000        56             6           56         6 Mo. LIBOR
   30      5.0328443390  1.1337557112   11.3077522995   2.2590443206        57             6           117        6 Mo. LIBOR
   31      5.0166327046  1.1596422364   11.6582515263   2.4089826304        57             6           57         6 Mo. LIBOR
   32      4.9141924282  1.0437086529   11.2920242001   2.2689572987        58             6           N/A        6 Mo. LIBOR
   33      5.0000000000  1.0000000000   12.5000000000   2.2500000000        58             6           N/A        6 Mo. LIBOR
   34      5.4917855130  1.4360108082   11.2800059965   2.2500000000        59             6           119        6 Mo. LIBOR
   35      5.0000000000  1.0000000000   11.5000000000   2.2500000000        55             6           55         6 Mo. LIBOR
   36      6.0000000000  2.0000000000   12.1250000000   2.2500000000        59             6           N/A        6 Mo. LIBOR
   37      5.0000000000  1.0000000000   11.0277994492   2.2500000000        59             6           119        6 Mo. LIBOR
   38      5.0240465192  1.0353591673   12.0299175713   2.7982919577        57             6           117        6 Mo. LIBOR
   39      5.0000000000  1.0000000000   11.8542724356   2.2560310363        57             6           57         6 Mo. LIBOR
   40      5.0302033184  1.0302033184   12.1312392704   3.3012053178        57             6           N/A        6 Mo. LIBOR
   41      6.0000000000  2.0000000000   13.0000000000   2.2500000000        54             6           N/A        6 Mo. LIBOR
   42      2.0000000000  2.0000000000   11.2500000000   2.2500000000        32            12           32         1 Yr. LIBOR
   43      3.0000000000  2.0000000000   11.5000000000   2.2500000000        31            12           N/A        1 Yr. LIBOR
   44      3.0000000000  1.0000000000   11.0861113096   2.9611113096        34             6           118        6 Mo. LIBOR
   45      3.0000000000  1.0000000000   11.1250000000   2.2500000000        32             6           32         6 Mo. LIBOR
   46      2.7456616052  1.0000000000   11.4978985900   3.8802874187        34             6           58         6 Mo. LIBOR
   47      3.0000000000  1.0000000000   11.3255715743   3.2412574634        33             6           N/A        6 Mo. LIBOR
   48      2.5069584801  1.0000000000   10.7208812150   2.2879973437        34             6           118        6 Mo. LIBOR
   49      1.9746562547  1.0000000000   11.6142996729   2.4032758176        33             6           33         6 Mo. LIBOR
   50      2.5830804249  1.0000000000   11.9169195751   2.2500000000        35             6           119        6 Mo. LIBOR
   51      2.0000000000  2.0000000000   12.5000000000   3.2500000000        29            12           29         1 Yr. LIBOR
   52      2.0000000000  2.0000000000   12.6250000000   2.2500000000        31            12           31         1 Yr. LIBOR
   53      3.0000000000  2.0000000000   10.6250000000   2.2500000000        33            12           117        1 Yr. LIBOR
   54      3.0000000000  2.0000000000   11.3603462490   2.2500000000        31            12           115        1 Yr. LIBOR
   55      2.0000000000  2.0000000000   12.7009004596   2.3668676619        32            12           32         1 Yr. LIBOR
   56      3.0000000000  2.0000000000   12.2224946202   2.2500000000        33            12           N/A        1 Yr. LIBOR
   57      3.0000000000  1.0000000000    9.7500000000   2.2500000000        33             6           N/A        6 Mo. LIBOR
   58      3.0000000000  1.0000000000   12.0000000000   2.7500000000        33             6           21         6 Mo. LIBOR
   59      3.8988396141  1.1856359398   11.4533362725   2.3904713906        34             6           118        6 Mo. LIBOR
   60      3.0000000000  1.0000000000    9.8750000000   2.2500000000        33             6           33         6 Mo. LIBOR
   61      3.2536140523  1.1718391846   11.4523011397   4.5274422425        33             6           57         6 Mo. LIBOR
   62      3.6613186953  1.2759876910   11.1990639569   3.3670310462        33             6           N/A        6 Mo. LIBOR
   63      2.5620319892  1.0000000000   11.5537136804   2.8678232406        34             6           118        6 Mo. LIBOR
   64      5.0000000000  1.0000000000   12.8750000000   2.7500000000        29             6           29         6 Mo. LIBOR
   65      2.6227678110  1.0000000000   12.3012737985   3.3741114680        34             6           N/A        6 Mo. LIBOR
   66      3.0000000000  1.0000000000   10.0982142857   2.3750000000        22             6           118        6 Mo. LIBOR
   67      3.0000000000  1.0000000000   12.4900000000   5.9900000000        21             6           21         6 Mo. LIBOR
   68      2.2900268690  1.7099731310   12.0287063379   4.2386794689        21             6           117        6 Mo. LIBOR
   69      3.0000000000  1.0000000000   12.5592326570   4.0342754078        20             6           20         6 Mo. LIBOR
   70      3.0000000000  1.0000000000   12.6221521755   4.5604834021        21             6           57         6 Mo. LIBOR
   71      3.0000000000  1.0000000000   10.0611222445   2.3750000000        22             6           118        6 Mo. LIBOR
   72      3.0000000000  1.0000000000   10.3750000000   2.2500000000        22             6           22         6 Mo. LIBOR
   73      5.0000000000  1.0000000000   11.0000000000   5.0000000000        22             6           58         6 Mo. LIBOR
   74      3.0000000000  1.0000000000   10.7856584226   2.5400205517        21             6           117        6 Mo. LIBOR
   75      3.5468354430  1.0000000000   11.3275316456   3.8370253165        21             6           57         6 Mo. LIBOR
   76      3.0000000000  1.0000000000    9.1250000000   2.3750000000        23             6           N/A        6 Mo. LIBOR
   77      3.0000000000  1.0000000000   10.1565834860   2.3750000000        23             6           119        6 Mo. LIBOR
   78      3.0000000000  1.0000000000   11.3750000000   2.3750000000        23             6           23         6 Mo. LIBOR
   79      3.1400199792  1.0466733264   10.5108188923   2.6707648229        22             6           118        6 Mo. LIBOR
   80      3.0000000000  1.0000000000   10.3084374251   2.3750000000        20             6           20         6 Mo. LIBOR
   81      3.0000000000  1.0000000000   10.1250000000   5.0000000000        21             6           57         6 Mo. LIBOR
   82      3.0000000000  1.0000000000   10.7486846249   2.8071442667        22             6           N/A        6 Mo. LIBOR
   83      2.0000000000  2.0000000000   11.2000000000   3.0000000000        10            12           118        1 Yr. LIBOR
   84      2.0000000000  2.0000000000   11.2987939685   3.0000000000         9            12           57         1 Yr. LIBOR
   85      2.0000000000  2.0000000000    9.7500000000   2.8750000000        10            12           118        1 Yr. LIBOR
   86      2.0000000000  2.0000000000   11.0000000000   2.2500000000         8            12           N/A        1 Yr. LIBOR
   87         No Cap        No Cap      12.0000000000   3.0501860216         1             1           117        1 Mo. LIBOR
   88         No Cap        No Cap      12.0000000000   2.6852836879         1             1           116        1 Mo. LIBOR
   89         No Cap        No Cap      12.0000000000   2.6210152927         1             1           116        1 Mo. LIBOR
   90      2.0000000000  2.0000000000   11.5636304502   2.3750000000         1             1           116        1 Mo. LIBOR
   91      2.0000000000  2.0000000000   11.3750000000   2.3750000000         1             1           N/A        1 Mo. LIBOR
   92      1.0000000000  1.0000000000   11.2500000000   2.8750000000         3             6           57         6 Mo. LIBOR
   93         No Cap        No Cap      12.0000000000   3.2500000000         2             6           116        6 Mo. LIBOR
   94      1.0000000000  1.0000000000   11.4431457782   3.3089090814         3             6           114        6 Mo. LIBOR
   95      1.0000000000  1.0000000000    9.9268647943   2.9070324407         4             6           58         6 Mo. LIBOR
   96      1.0000000000  1.0000000000   13.5000000000   4.7500000000         1             6           N/A        6 Mo. LIBOR
   97      1.0000000000  1.0000000000   10.3750000000   2.5000000000         2             6           116        6 Mo. LIBOR
   98         No Cap        No Cap      12.0000000000   3.3016061669         1             6           115        6 Mo. LIBOR
   99      1.0000000000  1.0000000000   11.1113855096   3.0273719150         2             6           115        6 Mo. LIBOR
   100        No Cap        No Cap      12.0000000000   3.7500000000         5             6           119        6 Mo. LIBOR
   101        No Cap        No Cap      11.2277299286   3.1677117082         3             6           116        6 Mo. LIBOR
   102     1.0856079992  1.0856079992   10.6642547328   2.4205873102         2             6           116        6 Mo. LIBOR
   103     3.0000000000  1.0000000000   11.2500000000   3.2500000000         4             6           34         6 Mo. LIBOR
   104     1.0000000000  1.0000000000   12.0000000000   2.8750000000         3             6           57         6 Mo. LIBOR
   105     1.0000000000  1.0000000000   11.7915216618   3.7915216618         3             6           N/A        6 Mo. LIBOR
   106     3.0000000000  2.0000000000   12.3750000000   2.2500000000        22            12           N/A        1 Yr. LIBOR
   107     3.0000000000  1.0000000000   10.4662408759   2.3750000000        22             6           118        6 Mo. LIBOR
   108     3.0000000000  1.0000000000   10.5000000000   3.2500000000        19             6           55         6 Mo. LIBOR
   109     2.0000000000  1.0000000000   11.7500000000   2.3750000000        22             6           N/A        6 Mo. LIBOR
   110     3.0000000000  1.0000000000   10.9358986131   2.3459672605        21             6           117        6 Mo. LIBOR
   111     3.0000000000  1.0000000000   12.1025589257   4.1311419649        20             6           20         6 Mo. LIBOR
   112     2.9446317634  1.0553682366   12.2620014061   4.4404400616        21             6           57         6 Mo. LIBOR
   113     3.0000000000  1.0000000000   12.6872132894   4.9058418644        21             6           N/A        6 Mo. LIBOR
   114     3.1120377647  1.0560188824   10.2912015001   2.4987115952        22             6           118        6 Mo. LIBOR
   115     3.0000000000  1.0000000000   11.9931435885   3.2020051192        21             6           57         6 Mo. LIBOR
   116     3.0000000000  1.0000000000   10.2810212272   2.4979460133        21             6           N/A        6 Mo. LIBOR
   117     3.0000000000  1.0000000000   10.3130400443   2.3471640925        22             6           118        6 Mo. LIBOR
   118     3.0000000000  1.0000000000   10.8375086596   2.8152883617        22             6           N/A        6 Mo. LIBOR
   119     3.0000000000  1.0000000000   10.3750000000   2.3750000000        22             6           118        6 Mo. LIBOR
   120     3.1522365407  1.0557625386   10.9190867662   2.9133589000        22             6           118        6 Mo. LIBOR
   121     3.2463992488  1.0000000000   11.3760881187   2.8766727060        22             6           22         6 Mo. LIBOR
   122     3.0000000000  1.0000000000   11.4767777454   4.1329191668        21             6           57         6 Mo. LIBOR
   123     3.0142703692  1.0148829546   11.2713379860   3.0963165146        21             6           N/A        6 Mo. LIBOR
   124     2.0000000000  2.0000000000    9.1889887257   2.7500000000         5            12           N/A         1 Yr. TRES
   125     2.0000000000  2.0000000000   11.2000000000   3.0000000000        10            12           118        1 Yr. LIBOR
   126     2.0000000000  2.0000000000   10.4957104508   3.0000000000        10            12           118        1 Yr. LIBOR
   127     2.0000000000  2.0000000000   10.2000000000   3.0000000000        10            12           58         1 Yr. LIBOR
   128     2.0000000000  2.0000000000   10.9632350627   2.2500000000         8            12           N/A        1 Yr. LIBOR
   129        No Cap        No Cap      12.0000000000   2.3679775281         1             1           118        1 Mo. LIBOR
   130        No Cap        No Cap      12.0000000000   3.7500000000         1             1           118        1 Mo. LIBOR
   131        No Cap        No Cap      12.0000000000   2.6392097068         1             1           117        1 Mo. LIBOR
   132     1.8648131543  1.8648131543   11.1920111365   2.4668061283         1             1           116        1 Mo. LIBOR
   133     1.0000000000  1.0000000000   12.6250000000   2.8750000000         4             6           58         6 Mo. LIBOR
   134     1.0000000000  1.0000000000   11.6005408755   3.2542849205         3             6           114        6 Mo. LIBOR
   135     1.0000000000  1.0000000000   12.5000000000   2.8750000000         2             6           32         6 Mo. LIBOR
   136     1.0000000000  1.0000000000    9.6376389802   2.7433569222         4             6           58         6 Mo. LIBOR
   137     1.0000000000  1.0000000000   12.3750000000   4.1250000000         3             6           N/A        6 Mo. LIBOR
   138     6.0000000000  6.0000000000   12.0000000000   3.4624587459         4             6           118        6 Mo. LIBOR
   139     1.0000000000  1.0000000000   10.2500000000   2.8750000000         4             6           58         6 Mo. LIBOR
   140        No Cap        No Cap      10.9152056090   3.0556405017         3             6           116        6 Mo. LIBOR
   141     1.0356814879  1.0356814879   10.5528896954   2.3930808036         2             6           116        6 Mo. LIBOR
   142     1.0000000000  1.0000000000   12.0000000000   2.8750000000         3             6           57         6 Mo. LIBOR
   143        No Cap        No Cap      12.0000000000   3.5000000000         1             6           N/A        6 Mo. LIBOR
   144     1.3922141366  1.3922141366   10.7907403528   2.7455571327         2             6           N/A        6 Mo. LIBOR
   145     2.0000000000  2.0000000000   11.8750000000   3.0000000000        32            12           116         1 Yr. TRES
   146     2.0000000000  2.0000000000   12.2902010050   3.2500000000        29            12           29         1 Yr. LIBOR
   147     2.0000000000  2.0000000000   10.7500000000   2.2500000000        30            12           30         1 Yr. LIBOR
   148     2.0000000000  2.0000000000   11.9646544283   2.8297579030        30            12           30         1 Yr. LIBOR
   149     3.0108255623  2.0000000000   10.0671217073   2.2413173381        32            12           116        1 Yr. LIBOR
   150     2.0206606698  2.0000000000   11.3412304694   2.2652836871        32            12           32         1 Yr. LIBOR
   151     2.1885959498  2.0000000000   10.8268621053   2.3032492653        32            12           N/A        1 Yr. LIBOR
   152     5.7687284903  1.8843642452   11.6569287055   2.2500000000        33             6           117        6 Mo. LIBOR
   153     4.0000000000  1.0000000000    9.9167248400   2.2500000000        32             6           32         6 Mo. LIBOR
   154     4.4578062402  1.5094537765   10.6043081248   2.2588677992        33             6           117        6 Mo. LIBOR
   155     3.2647611715  1.1754906331   10.4406697480   2.2825326915        33             6           33         6 Mo. LIBOR
   156     4.3518602749  1.4506200916   10.7949067367   2.6722323931        33             6           N/A        6 Mo. LIBOR
   157     2.0000000000  2.0000000000   11.8750000000   2.2500000000        31            12           31         1 Yr. LIBOR
   158     2.3059896082  2.0000000000   10.7425233770   2.2500000000        31            12           115        1 Yr. LIBOR
   159     2.0000000000  2.0000000000   11.4203284295   2.2500000000        33            12           33         1 Yr. LIBOR
   160     2.4011177527  2.0000000000   10.8119921634   2.4151120729        27            12           N/A        1 Yr. LIBOR
   161     6.0000000000  2.0000000000   12.1250000000   2.2500000000        32             6           116        6 Mo. LIBOR
   162     4.0000000000  1.0000000000    9.7500000000   2.2500000000        33             6           33         6 Mo. LIBOR
   163     4.0000000000  1.0000000000   10.3750000000   2.2500000000        33             6           33         6 Mo. LIBOR
   164     4.8014666507  1.6004888836   10.8275299009   2.2584489848        33             6           117        6 Mo. LIBOR
   165     2.7041313243  1.2538974707   10.5664533408   2.2986311309        33             6           33         6 Mo. LIBOR
   166     3.0000000000  1.0000000000   10.4041225337   3.9587227414        34             6           58         6 Mo. LIBOR
   167     2.8515496120  1.0000000000   10.1688238469   2.7050878704        34             6           N/A        6 Mo. LIBOR
   168     4.5974506373  2.0000000000   10.8256167694   2.7500000000        55            12           N/A         1 Yr. TRES
   169     5.0000000000  2.0000000000   11.5745087336   3.2500000000        54            12           54         1 Yr. LIBOR
   170     5.0000000000  2.0000000000   11.2028783658   2.6074744661        55            12           55         1 Yr. LIBOR
   171     5.0000000000  2.0000000000   10.8750000000   2.2500000000        54            12           54         1 Yr. LIBOR
   172     4.9932688433  1.9979992316   10.7630891266   2.2500000000        56            12           116        1 Yr. LIBOR
   173     4.9356120643  2.0000000000   10.8249655429   2.2774242602        56            12           56         1 Yr. LIBOR
   174     4.8402997556  2.0000000000   10.6856353775   2.2655454519        55            12           N/A        1 Yr. LIBOR
   175     5.0000000000  1.0000000000    9.9604635381   2.2500000000        57             6           117        6 Mo. LIBOR
   176     5.9627099046  1.9627099046   12.1119167859   2.2500000000        56             6           116        6 Mo. LIBOR
   177     5.0000000000  1.0000000000   10.6250000000   2.2500000000        57             6           57         6 Mo. LIBOR
   178     6.0000000000  2.0000000000   11.6250000000   2.2500000000        57             6           N/A        6 Mo. LIBOR
   179     5.3370695924  1.3912563893   11.0149818021   2.2495990461        57             6           117        6 Mo. LIBOR
   180     4.9905521725  1.0285099924   10.9846601266   2.2752834751        56             6           56         6 Mo. LIBOR
   181     5.0000000000  2.0000000000   10.8750000000   2.2500000000        55             6           55         6 Mo. LIBOR
   182     5.2166197408  1.3201783548   10.9691095698   2.3358896637        57             6           N/A        6 Mo. LIBOR
   183     5.0000000000  2.0000000000   11.2500000000   2.7500000000        53            12           N/A         1 Yr. TRES
   184     5.0000000000  2.0000000000   10.8185259284   2.3956665574        55            12           55         1 Yr. LIBOR
   185     5.0000000000  2.0000000000   10.6010868762   2.2500000000        55            12           N/A        1 Yr. LIBOR
   186     4.9747021085  2.0384604872   10.7648214876   2.2500000000        56            12           116        1 Yr. LIBOR
   187     5.0000000000  2.0000000000   10.0140906097   2.2500000000        56            12           56         1 Yr. LIBOR
   188     5.0000000000  2.0000000000   10.7908006472   2.2532069951        59            12           59         1 Yr. LIBOR
   189     5.0000000000  2.0000000000   10.7625042172   2.2630310037        56            12           N/A        1 Yr. LIBOR
   190     5.0000000000  2.0000000000   10.3429365355   2.2500000000        59            12           N/A        1 Yr. LIBOR
   191     5.4387096729  1.4387096729   10.7129032185   2.2500000000        55             6           115        6 Mo. LIBOR
   192     5.0000000000  1.0000000000    9.7500000000   2.2500000000        57             6           57         6 Mo. LIBOR
   193     5.0000000000  1.0000000000   10.1271853465   2.2836321321        58             6           118        6 Mo. LIBOR
   194     5.0000000000  1.0000000000   10.4722399310   2.2500000000        54             6           54         6 Mo. LIBOR
   195     5.2829081687  1.2829081687   11.1132856667   2.2500000000        57             6           117        6 Mo. LIBOR
   196     5.1092365785  1.1092365785   11.0986201066   2.2950827665        57             6           57         6 Mo. LIBOR
   197     5.1657166721  1.2384373565   10.9659059324   2.3491114127        56             6           N/A        6 Mo. LIBOR
   198     5.0000000000  2.0000000000   10.7303294236   2.7500000000        80            12           N/A         1 Yr. TRES
   199     5.0000000000  2.0000000000   11.0072459775   2.2500000000        80            12           116        1 Yr. LIBOR
   200     5.0000000000  2.0000000000   10.5206661635   2.2500000000        82            12           82         1 Yr. LIBOR
   201     5.0388346821  2.0000000000   10.7525962004   2.2604147017        81            12           81         1 Yr. LIBOR
   202     5.0000000000  2.0000000000   10.5061692821   2.2500000000        81            12           N/A        1 Yr. LIBOR
   203     5.0000000000  2.0000000000   10.5198982322   2.2500000000        81            12           N/A        1 Yr. LIBOR
   204     5.1351683947  1.0000000000   11.1757362615   2.5805627735        81             6           117        6 Mo. LIBOR
   205     5.0000000000  1.0000000000   11.5262329489   2.7500000000        81             6           81         6 Mo. LIBOR
   206     5.0000000000  1.0000000000   10.9225682538   2.4402730153        81             6           N/A        6 Mo. LIBOR
   207     5.3185472155  1.3185472155   11.4336879007   2.4072003153        81             6           117        6 Mo. LIBOR
   208     5.0630781203  1.0000000000   11.4359718705   2.6828309717        80             6           80         6 Mo. LIBOR
   209     5.0000000000  1.0000000000   11.2182714321   2.6252279281        81             6           N/A        6 Mo. LIBOR
   210     5.0000000000  2.0000000000   10.9819216907   2.7500000000        118           12           N/A         1 Yr. TRES
   211     5.0000000000  2.0000000000   10.6055296943   2.1876633219        116           12           116        1 Yr. LIBOR
   212     5.0000000000  2.0000000000   10.8484191821   2.2500000000        118           12           118        1 Yr. LIBOR
   213     5.0000000000  2.0000000000   10.7342617752   2.2500000000        118           12           N/A        1 Yr. LIBOR
   214     5.0308728426  1.0308728426   11.3794249167   2.7345635787        117            6           117        6 Mo. LIBOR
   115     5.0000000000  1.0000000000   11.5000000000   2.7500000000        117            6           N/A        6 Mo. LIBOR
   216     5.0000000000  1.0000000000   12.2876787104   2.7500000000        115            6           115        6 Mo. LIBOR
   217     5.0000000000  1.0000000000   11.2500000000   2.2500000000        116            6           116        6 Mo. LIBOR
   218     5.0444062769  1.0444062769   12.1043385491   2.7094782152        116            6           116        6 Mo. LIBOR
   219     5.0000000000  1.0000000000   11.8429058904   2.7500000000        115            6           N/A        6 Mo. LIBOR

-------------------------------------------------------------------------------------------------------------------

     There  will be  discrepancies  between  the  characteristics  of the actual mortgage  loans and the  characteristics  assumed in preparing the tables below.
Any discrepancy may have an effect upon the percentages of the initial principal amounts  outstanding  (and the weighted average lives) of the classes of Offered
Certificates set forth in the tables. In addition, to the extent that the actual mortgage  loans included in the mortgage pool have  characteristics  that differ from  those  assumed  in  preparing  the tables  below,  the  classes of Offered
Certificates  set forth below may mature  earlier or later than indicated by the tables below. Based on the foregoing assumptions,  the tables below indicate the weighted  average  life of each class of Offered  Certificates  (other  than the
Interest  Only  Certificates)  and sets  forth  the  percentage  of the  initial principal amounts of each such class that would be outstanding after each of the distribution  dates shown,  at  specified  percentages  of the CPR.  Neither the prepayment  model used in this  prospectus  supplement nor any other  prepayment model or  assumption  purports  to be a  historical  description  of  prepayment experience or a prediction of the anticipated  rate of prepayment of any pool of mortgage  loans,  including  the  mortgage  loans  included  in the trust  fund.
Variations in the  prepayment  experience  and the balance of the mortgage loans that prepay may increase or decrease the percentages of the initial  Certificate
Principal  Balances (and weighted average lives) shown in the following  tables.
Variations  may occur even if the average  prepayment  experience  of all of the mortgage loans equals any of the specified percentages of the CPR. The timing of changes in the rate of prepayment may  significantly  affect the actual yield to maturity to  investors,  even if the average  rate of Principal  Prepayments  is consistent with the expectations of investors.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                               Class I-A-1 Certificates                       Class I-M-1 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100     89      73     67     57      46       100    100     100    100    100     100
 February 2007......     100     79      52     45     31      19       100    100     100    100    100     100
 February 2008......      99     70      37     29     15       5       100    100     100    100    100     100
 February 2009......      99     62      29     22     11       5       100    100      63     48     26      18
 February 2010......      99     55      21     15      7       2       100    100      47     33     15       6
 February 2011......      98     48      16     10      4       1       100    100      35     23      9       3
 February 2012......      97     43      12      7      2       *       100     93      26     16      5       2
 February 2013......      96     38       9      5      1       0       100     83      19     11      3       0
 February 2014......      95     34       6      3      *       0       100     74      14      8      2       0
 February 2015......      94     30       4      2      *       0       100     66      11      5      1       0
 February 2016......      91     26       3      1      0       0       100     58       8      4      0       0
 February 2017......      88     23       2      1      0       0       100     50       6      2      0       0
 February 2018......      85     20       1      *      0       0       100     44       4      2      0       0
 February 2019......      82     17       1      *      0       0       100     38       3      1      0       0
 February 2020......      78     15       1      0      0       0       100     33       2      0      0       0
 February 2021......      74     13       *      0      0       0       100     28       2      0      0       0
 February 2022......      70     11       *      0      0       0       100     24       1      0      0       0
 February 2023......      66      9       0      0      0       0       100     21       0      0      0       0
 February 2024......      61      8       0      0      0       0       100     17       0      0      0       0
 February 2025......      56      6       0      0      0       0       100     15       0      0      0       0
 February 2026......      51      5       0      0      0       0       100     12       0      0      0       0
 February 2027......      46      4       0      0      0       0       100     10       0      0      0       0
 February 2028......      41      3       0      0      0       0        90      8       0      0      0       0
 February 2029......      36      2       0      0      0       0        78      6       0      0      0       0
 February 2030......      30      2       0      0      0       0        67      5       0      0      0       0
 February 2031......      25      1       0      0      0       0        54      3       0      0      0       0
 February 2032......      18      1       0      0      0       0        41      2       0      0      0       0
 February 2033......      12      *       0      0      0       0        27      1       0      0      0       0
 February 2034             5      0       0      0      0       0        12      0       0      0      0       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           20.45   7.66    3.18   2.57   1.77    1.25     26.19  13.45    5.84   4.94   4.08    3.98

----------------------
(*)      Indicates a number that is greater than zero but less than 0.5%.

(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate  Principal  Balance by the number of years from the date of issuance of the certificate to the related  distribution  date,  (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                                  Following CPR Percentage

                               Class I-M-2 Certificates                       Class I-B-1 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100    100     100    100    100     100       100    100     100    100    100     100
 February 2007......     100    100     100    100    100     100       100    100     100    100    100     100
 February 2008......     100    100     100    100    100     100       100    100     100    100    100     100
 February 2009......     100    100      63     48     26      12       100    100      63     48     26      12
 February 2010......     100    100      47     33     15       6       100    100      47     33     15       6
 February 2011......     100    100      35     23      9       3       100    100      35     23      9       3
 February 2012......     100     93      26     16      5       2       100     93      26     16      5       2
 February 2013......     100     83      19     11      3       0       100     83      19     11      3       0
 February 2014......     100     74      14      8      2       0       100     74      14      8      2       0
 February 2015......     100     66      11      5      1       0       100     66      11      5      1       0
 February 2016......     100     58       8      4      0       0       100     58       8      4      0       0
 February 2017......     100     50       6      2      0       0       100     50       6      2      0       0
 February 2018......     100     44       4      2      0       0       100     44       4      2      0       0
 February 2019......     100     38       3      1      0       0       100     38       3      1      0       0
 February 2020......     100     33       2      0      0       0       100     33       2      0      0       0
 February 2021......     100     28       2      0      0       0       100     28       2      0      0       0
 February 2022......     100     24       1      0      0       0       100     24       1      0      0       0
 February 2023......     100     21       0      0      0       0       100     21       0      0      0       0
 February 2024......     100     17       0      0      0       0       100     17       0      0      0       0
 February 2025......     100     15       0      0      0       0       100     15       0      0      0       0
 February 2026......     100     12       0      0      0       0       100     12       0      0      0       0
 February 2027......     100     10       0      0      0       0       100     10       0      0      0       0
 February 2028......      90      8       0      0      0       0        90      8       0      0      0       0
 February 2029......      78      6       0      0      0       0        78      6       0      0      0       0
 February 2030......      67      5       0      0      0       0        67      5       0      0      0       0
 February 2031......      54      3       0      0      0       0        54      3       0      0      0       0
 February 2032......      41      2       0      0      0       0        41      2       0      0      0       0
 February 2033......      27      1       0      0      0       0        27      1       0      0      0       0
 February 2034            12      0       0      0      0       0        12      0       0      0      0       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           26.19  13.45    5.84   4.91   3.97    3.67     26.19  13.45    5.84   4.89   3.92    3.52

----------------------
(**)      The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                                              Class I-B-2 Certificates
                                       0%     10%    25%     30%    40%    50%
                Distribution Date
                Initial Percentage.     100     100    100     100    100    100
                February 2006......     100     100    100     100    100    100
                February 2007......     100     100    100     100    100    100
                February 2008......     100     100    100     100    100    100
                February 2009......     100     100     63      48     26     12
                February 2010......     100     100     47      33     15      6
                February 2011......     100     100     35      23      9      3
                February 2012......     100      93     26      16      5      2
                February 2013......     100      83     19      11      3      0
                February 2014......     100      74     14       8      2      0
                February 2015......     100      66     11       5      1      0
                February 2016......     100      58      8       4      0      0
                February 2017......     100      50      6       2      0      0
                February 2018......     100      44      4       2      0      0
                February 2019......     100      38      3       1      0      0
                February 2020......     100      33      2       0      0      0
                February 2021......     100      28      2       0      0      0
                February 2022......     100      24      1       0      0      0
                February 2023......     100      21      0       0      0      0
                February 2024......     100      17      0       0      0      0
                February 2025......     100      15      0       0      0      0
                February 2026......     100      12      0       0      0      0
                February 2027......     100      10      0       0      0      0
                February 2028......      90       8      0       0      0      0
                February 2029......      78       6      0       0      0      0
                February 2030......      67       5      0       0      0      0
                February 2031......      54       3      0       0      0      0
                February 2032......      41       2      0       0      0      0
                February 2033......      27       1      0       0      0      0
                February 2034            12       0      0       0      0      0
                February 2035......       0       0      0       0      0      0
                Weighted Average
                Life to Maturity
                  (years)**           26.19   13.45   5.84    4.89   3.87   3.46

----------------------
(**)     The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction,  if any, of the Certificate  Principal  Balance by the number of years from the date of issuance of the certificate to the related  distribution  date,  (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-A-1 Certificates                      Class II-A-2a Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100     89      73     68     57      46       100     89      73     67     57      46
 February 2007......     100     79      53     45     32      21        99     79      52     45     32      21
 February 2008......      99     70      38     30     18       9        99     70      38     30     18       9
 February 2009......      98     62      28     21     11       5        98     62      28     21     11       5
 February 2010......      97     54      21     14      6       2        97     54      21     14      6       2
 February 2011......      96     47      15     10      4       1        96     48      16     10      4       1
 February 2012......      94     41      11      7      2       1        95     42      12      7      2       1
 February 2013......      93     37       8      5      1       *        94     37       9      5      1       *
 February 2014......      91     32       6      3      1       *        93     33       6      3      1       *
 February 2015......      89     29       5      2      *       *        92     30       5      2      *       *
 February 2016......      86     25       3      2      *       *        89     26       3      2      *       *
 February 2017......      84     22       2      1      *       *        87     23       2      1      *       *
 February 2018......      81     19       2      1      *       *        84     20       2      1      *       *
 February 2019......      78     16       1      *      *       *        80     17       1      *      *       *
 February 2020......      75     14       1      *      *       *        77     15       1      *      *       *
 February 2021......      71     12       1      *      *       *        74     13       1      *      *       *
 February 2022......      68     10       *      *      *       *        70     11       *      *      *       *
 February 2023......      64      9       *      *      *       *        66      9       *      *      *       *
 February 2024......      60      7       *      *      *       *        62      8       *      *      *       *
 February 2025......      56      6       *      *      *       *        58      6       *      *      *       *
 February 2026......      51      5       *      *      *       *        53      5       *      *      *       *
 February 2027......      47      4       *      *      *       *        48      4       *      *      *       *
 February 2028......      42      3       *      *      *       *        43      4       *      *      *       *
 February 2029......      36      3       *      *      *       *        37      3       *      *      *       *
 February 2030......      31      2       *      *      *       *        32      2       *      *      *       *
 February 2031......      25      1       *      *      *       *        26      2       *      *      *       *
 February 2032......      18      1       *      *      *       *        19      1       *      *      *       *
 February 2033......      12      1       *      *      *       *        12      1       *      *      *       0
 February 2034             5      *       *      *      *       0         5      *       *      *      *       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
 (years)**               19.98   7.55    3.21   2.60   1.81    1.33     20.39   7.63    3.21   2.60   1.81    1.32
---------------------- (*) Indicates a number that is greater than zero but less than 0.5%. (**) The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-A-2b Certificates                      Class II-A-3 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100     89      73     67     57      46       100     89      73     68     57      46
 February 2007......      99     79      52     45     32      21       100     79      53     45     32      21
 February 2008......      99     70      38     30     18       9       100     71      38     30     18       9
 February 2009......      98     62      28     21     11       5       100     63      29     21     11       5
 February 2010......      97     54      21     14      6       2        99     55      21     15      6       2
 February 2011......      96     48      16     10      4       1        98     48      16     10      4       1
 February 2012......      95     42      12      7      2       1        97     43      12      7      2       1
 February 2013......      94     37       9      5      1       *        96     38       9      5      1       *
 February 2014......      93     33       6      3      1       *        94     34       6      3      1       *
 February 2015......      92     30       5      2      *       *        92     30       5      2      *       *
 February 2016......      89     26       3      2      *       *        90     26       3      2      *       *
 February 2017......      87     23       2      1      *       *        87     23       2      1      *       *
 February 2018......      84     20       2      1      *       *        84     20       2      1      *       *
 February 2019......      80     17       1      *      *       *        81     17       1      *      *       *
 February 2020......      77     15       1      *      *       *        78     15       1      *      *       *
 February 2021......      74     13       1      *      *       *        74     13       1      *      *       *
 February 2022......      70     11       *      *      *       *        70     11       *      *      *       *
 February 2023......      66      9       *      *      *       *        66      9       *      *      *       *
 February 2024......      62      8       *      *      *       *        62      8       *      *      *       *
 February 2025......      58      6       *      *      *       *        58      6       *      *      *       *
 February 2026......      53      5       *      *      *       *        53      5       *      *      *       *
 February 2027......      48      4       *      *      *       *        48      4       *      *      *       *
 February 2028......      43      4       *      *      *       *        43      4       *      *      *       *
 February 2029......      37      3       *      *      *       *        38      3       *      *      *       *
 February 2030......      32      2       *      *      *       0        32      2       *      *      *       *
 February 2031......      26      2       *      *      *       0        26      2       *      *      *       *
 February 2032......      19      1       *      *      *       0        19      1       *      *      *       *
 February 2033            12      1       *      *      *       0        12      1       *      *      *       *
 February 2034......       5      *       *      *      *       0         5      *       *      *      *       *
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
   Life to Maturity
   (years)**           20.39   7.63    3.21   2.60   1.81    1.32     20.55   7.69    3.23   2.61   1.81    1.33

----------------------

(*)  Indicates a number that is greater than zero but less than 0.5%.

(**) The weighted average life of a certificate is determined by (i) multiplying the net  reduction,  if any, of the  Certificate  Principal  Balance by the
     number of years from the date of issuance of the certificate to the related distribution  date, (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the  Certificate  Principal  Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-A-4 Certificates                       Class II-A-5 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100     89      73     68     57      46       100     89      73     67     57      46
 February 2007......     100     79      53     45     32      21        99     79      52     45     32      21
 February 2008......      99     70      38     30     18       9        99     70      38     30     18       9
 February 2009......      99     62      28     21     11       5        98     62      28     21     11       5
 February 2010......      99     55      21     15      6       2        98     54      21     15      6       2
 February 2011......      98     48      16     10      4       1        97     48      16     10      4       1
 February 2012......      97     43      12      7      2       1        96     42      12      7      2       1
 February 2013......      95     38       9      5      1       *        94     37       9      5      1       *
 February 2014......      94     34       6      3      1       *        92     33       6      3      1       *
 February 2015......      92     30       5      2      *       *        90     29       5      2      *       *
 February 2016......      90     26       3      2      *       *        87     25       3      2      *       *
 February 2017......      87     23       2      1      *       *        85     22       2      1      *       *
 February 2018......      84     20       2      1      *       *        82     19       2      1      *       *
 February 2019......      81     17       1      *      *       *        79     17       1      *      *       *
 February 2020......      78     15       1      *      *       *        76     14       1      *      *       *
 February 2021......      74     13       1      *      *       *        72     12       1      *      *       *
 February 2022......      70     11       *      *      *       *        69     11       *      *      *       *
 February 2023......      67      9       *      *      *       *        65      9       *      *      *       *
 February 2024......      62      8       *      *      *       *        61      8       *      *      *       *
 February 2025......      58      7       *      *      *       *        57      6       *      *      *       *
 February 2026......      53      5       *      *      *       *        52      5       *      *      *       *
 February 2027......      49      4       *      *      *       *        48      4       *      *      *       *
 February 2028......      43      4       *      *      *       *        43      3       *      *      *       *
 February 2029......      38      3       *      *      *       *        37      3       *      *      *       *
 February 2030......      32      2       *      *      *       *        32      2       *      *      *       *
 February 2031......      26      2       *      *      *       *        26      2       *      *      *       *
 February 2032......      20      1       *      *      *       *        19      1       *      *      *       *
 February 2033......      13      1       *      *      *       *        13      1       *      *      *       *
 February 2034             6      *       *      *      *       0         6      *       *      *      *       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           20.56   7.68    3.23   2.61   1.81    1.33     20.22   7.59    3.21   2.59   1.80    1.32

----------------------

(*)  Indicates a number that is greater than zero but less than 0.5%.

(**) The weighted average life of a certificate is determined by (i) multiplying the net  reduction,  if any, of the  Certificate  Principal  Balance by the
     number of years from the date of issuance of the certificate to the related distribution  date, (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the  Certificate  Principal  Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-A-6 Certificates                       Class II-B-1 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100     89      73     67     57      46       100    100     100    100    100     100
 February 2007......     100     79      53     45     32      21       100    100     100    100     86      73
 February 2008......      99     70      38     30     18       9        99     99      91     83     67      52
 February 2009......      99     62      28     21     11       5        99     99      68     58     40      26
 February 2010......      99     55      21     15      6       2        98     98      51     40     24      13
 February 2011......      99     49      16     10      4       1        97     97      38     28     14       6
 February 2012......      98     43      12      7      2       1        96     92      28     19      8       3
 February 2013......      98     39       9      5      1       *        95     82      21     13      5       2
 February 2014......      98     35       7      3      1       *        94     73      15      9      3       1
 February 2015......      97     31       5      2      *       *        92     64      11      6      2       *
 February 2016......      94     27       4      2      *       *        90     56       8      4      1       *
 February 2017......      91     24       3      1      *       *        87     49       6      3      1       *
 February 2018......      88     21       2      1      *       *        84     43       4      2      *       *
 February 2019......      85     18       1      1      *       *        81     37       3      1      *       *
 February 2020......      82     15       1      *      *       *        78     32       2      1      *       *
 February 2021......      78     13       1      *      *       *        74     27       2      1      *       *
 February 2022......      74     11       1      *      *       *        70     23       1      *      *       *
 February 2023......      70     10       *      *      *       *        66     20       1      *      *       *
 February 2024......      66      8       *      *      *       *        62     17       1      *      *       *
 February 2025......      61      7       *      *      *       *        58     14       *      *      *       *
 February 2026......      57      6       *      *      *       *        53     12       *      *      *       *
 February 2027......      51      5       *      *      *       *        48     10       *      *      *       *
 February 2028......      46      4       *      *      *       *        43      8       *      *      *       *
 February 2029......      40      3       *      *      *       *        38      6       *      *      *       *
 February 2030......      34      2       *      *      *       *        32      5       *      *      *       *
 February 2031......      28      2       *      *      *       *        26      3       *      *      *       *
 February 2032......      21      1       *      *      *       *        20      2       *      *      *       *
 February 2033......      14      1       *      *      *       *        13      1       *      *      *       *
 February 2034             7      *       *      *      *       *         5      1       *      *      *       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           21.27   7.82    3.25   2.61   1.81    1.33     20.53  13.25    6.05   5.21   4.03    3.25

----------------------

(*)  Indicates a number that is greater than zero but less than 0.5%.

(**) The weighted average life of a certificate is determined by (i) multiplying the net  reduction,  if any, of the  Certificate  Principal  Balance by the
     number of years from the date of issuance of the certificate to the related distribution  date, (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the  Certificate  Principal  Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-B-2 Certificates                       Class II-B-3 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100    100     100    100    100     100       100    100     100    100    100     100
 February 2007......     100    100     100    100     86      73       100    100     100    100     86      73
 February 2008......      99     99      91     83     67      52        99     99      91     83     67      52
 February 2009......      99     99      68     58     40      26        99     99      68     58     40      26
 February 2010......      98     98      51     40     24      13        98     98      51     40     24      13
 February 2011......      97     97      38     28     14       6        97     97      38     28     14       6
 February 2012......      96     92      28     19      8       3        96     92      28     19      8       3
 February 2013......      95     82      21     13      5       2        95     82      21     13      5       2
 February 2014......      94     73      15      9      3       1        94     73      15      9      3       1
 February 2015......      92     64      11      6      2       *        92     64      11      6      2       *
 February 2016......      90     56       8      4      1       *        90     56       8      4      1       *
 February 2017......      87     49       6      3      1       *        87     49       6      3      1       *
 February 2018......      84     43       4      2      *       *        84     43       4      2      *       *
 February 2019......      81     37       3      1      *       *        81     37       3      1      *       *
 February 2020......      78     32       2      1      *       *        78     32       2      1      *       *
 February 2021......      74     27       2      1      *       *        74     27       2      1      *       *
 February 2022......      70     23       1      *      *       *        70     23       1      *      *       *
 February 2023......      66     20       1      *      *       *        66     20       1      *      *       *
 February 2024......      62     17       1      *      *       *        62     17       1      *      *       *
 February 2025......      58     14       *      *      *       *        58     14       *      *      *       *
 February 2026......      53     12       *      *      *       *        53     12       *      *      *       *
 February 2027......      48     10       *      *      *       *        48     10       *      *      *       *
 February 2028......      43      8       *      *      *       *        43      8       *      *      *       *
 February 2029......      38      6       *      *      *       *        38      6       *      *      *       *
 February 2030......      32      5       *      *      *       *        32      5       *      *      *       *
 February 2031......      26      3       *      *      *       *        26      3       *      *      *       *
 February 2032......      20      2       *      *      *       *        20      2       *      *      *       *
 February 2033......      13      1       *      *      *       *        13      1       *      *      *       *
 February 2034             5      1       *      *      *       0         5      1       *      *      *       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           20.53  13.25    6.05   5.21   4.03    3.25     20.53  13.25    6.05   5.21   4.03    3.25

----------------------

(*)  Indicates a number that is greater than zero but less than 0.5%.

(**) The weighted average life of a certificate is determined by (i) multiplying the net  reduction,  if any, of the  Certificate  Principal  Balance by the
     number of years from the date of issuance of the certificate to the related distribution  date, (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the  Certificate  Principal  Balance described in (i) above.

                              Percent of Initial Principal Amount Outstanding at the
                                             Following CPR Percentage

                              Class II-B-4 Certificates                       Class II-B-5 Certificates
                        0%    10%     25%    30%    40%     50%        0%    10%     25%    30%    40%     50%
 Distribution Date
 Initial Percentage.     100    100     100    100    100     100       100    100     100    100    100     100
 February 2006......     100    100     100    100    100     100       100    100     100    100    100     100
 February 2007......     100    100     100    100     86      73       100    100     100    100     86      73
 February 2008......      99     99      91     83     67      52        99     99      91     83     67      52
 February 2009......      99     99      68     58     40      26        99     99      68     58     40      26
 February 2010......      98     98      51     40     24      13        98     98      51     40     24      13
 February 2011......      97     97      38     28     14       6        97     97      38     28     14       6
 February 2012......      96     92      28     19      8       3        96     92      28     19      8       3
 February 2013......      95     82      21     13      5       2        95     82      21     13      5       2
 February 2014......      94     73      15      9      3       1        94     73      15      9      3       1
 February 2015......      92     64      11      6      2       *        92     64      11      6      2       *
 February 2016......      90     56       8      4      1       *        90     56       8      4      1       *
 February 2017......      87     49       6      3      1       *        87     49       6      3      1       *
 February 2018......      84     43       4      2      *       *        84     43       4      2      *       *
 February 2019......      81     37       3      1      *       *        81     37       3      1      *       *
 February 2020......      78     32       2      1      *       *        78     32       2      1      *       *
 February 2021......      74     27       2      1      *       *        74     27       2      1      *       *
 February 2022......      70     23       1      *      *       *        70     23       1      *      *       *
 February 2023......      66     20       1      *      *       *        66     20       1      *      *       *
 February 2024......      62     17       1      *      *       *        62     17       1      *      *       *
 February 2025......      58     14       *      *      *       *        58     14       *      *      *       *
 February 2026......      53     12       *      *      *       *        53     12       *      *      *       *
 February 2027......      48     10       *      *      *       *        48     10       *      *      *       *
 February 2028......      43      8       *      *      *       *        43      8       *      *      *       *
 February 2029......      38      6       *      *      *       *        38      6       *      *      *       *
 February 2030......      32      5       *      *      *       *        32      5       *      *      *       *
 February 2031......      26      3       *      *      *       *        26      3       *      *      *       *
 February 2032......      20      2       *      *      *       *        20      2       *      *      *       *
 February 2033......      13      1       *      *      *       *        13      1       *      *      *       *
 February 2034             5      1       *      *      *       0         5      1       *      *      *       0
 February 2035......       0      0       0      0      0       0         0      0       0      0      0       0
 Weighted Average
 Life to Maturity
   (years)**           20.53  13.25    6.05   5.21   4.03    3.25     20.53  13.25    6.05   5.21   4.03    3.25

----------------------

(*)  Indicates a number that is greater than zero but less than 0.5%.

(**) The weighted average life of a certificate is determined by (i) multiplying the net  reduction,  if any, of the  Certificate  Principal  Balance by the
     number of years from the date of issuance of the certificate to the related distribution  date, (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the  Certificate  Principal  Balance described in (i) above.

     Yield Sensitivity of the Interest Only Certificates

     The yield to maturity on the Class II-X-4 Certificates and the Class II-X-5
Certificates  will be  extremely  sensitive  to both the  timing of  receipt  of prepayments  and the overall rate of principal  prepayments  and defaults on the mortgage loans in Loan Group II-4 and Loan Group II-5, respectively,  which rate may fluctuate  significantly over time, because the Notional Amount of the Class
II-X-4  Certificates is equal to the Certificate  Principal Balance of the Class
II-A-4  Certificates and the Notional Amount of the Class II-X-5 Certificates is
equal to the  Certificate  Principal  Balance of the Class II-A-5  Certificates.
Investors in the Interest Only Certificates  should fully consider the risk that a rapid rate of  prepayments  on the  mortgage  loans in Loan Group II-4 or Loan
Group II-5,  as  applicable,  could  result in the failure of such  investors to fully recover their investments, in particular because all principal prepayments on the mortgage  loans in Loan Group II-4 on each  distribution  date during the first seven years after the Closing  Date will be  allocated to the Class II-A-4
Certificates  and all principal  prepayments on the mortgage loans in Loan Group
II-5 on each  distribution  date  during the first seven years after the Closing
Date will be allocated to the Class II-A-5 Certificates (in each case subject to limited exceptions).

     The  following  tables  indicate the  sensitivity  of the pre-tax  yield to maturity  on the  Interest  Only  Certificates  to  various  constant  rates  of prepayment on the mortgage loans by projecting the monthly aggregate payments on the Class II-X-4  Certificates  and the Class II-X-5  Certificates and computing the  corresponding  pre-tax  yields to maturity on a corporate  bond  equivalent basis, based on the structuring assumptions, including the assumptions regarding the  characteristics  and performance of such mortgage loans,  which differ from the actual  characteristics and performance  thereof, and assuming the aggregate purchase  price  for  the  Interest  Only  Certificates  set  forth  below.  Any
differences  between  such  assumptions  and  the  actual   characteristics  and
performance  of the  mortgage  loans and of such Class II-X-4  Certificates  and
Class II-X-5  Certificates may result in yields being different from those shown in such table.  Discrepancies  between  assumed and actual  characteristics  and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying  prepayment scenarios.

     Pre-Tax Yield to Maturity of the Class II-X-4 Certificates at the Following CPR Percentages
Assumed Purchase Price                  0%           10%          25%           30%          40%          50%
           $3,816,960*                20.95%        8.99%       -10.29%       -17.14%      -31.66%      -47.81%

            Pre-Tax Yield to Maturity of the Class II-X-5 Certificates at the Following CPR Percentages
Assumed Purchase Price                  0%           10%          25%           30%          40%          50%
           $1,667,700*                21.70%        9.54%        -9.52%       -16.35%      -30.85%      -46.97%
(*)  Approximate
-------------------------------------------------------------------------------------------------------------------

     Each  pre-tax  yield to  maturity  set forth in the  preceding  tables  was calculated by determining the monthly  discount rate which,  when applied to the assumed stream of cash flows to be paid on the Interest Only Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table.  Accrued interest is included in the assumed  purchase  price in computing the yields shown.  These yields do not take into account the different interest rates at which investors may be able to
reinvest  funds  received  by  them  as   distributions  on  the  Interest  Only
Certificates,  and thus do not  reflect  the  return  on any  investment  in the
Interest Only Certificates  when any reinvestment  rates other than the discount rates set forth in the preceding table are considered.

     Notwithstanding  the assumed  prepayment  rates  reflected in the preceding tables,  it is highly unlikely that the mortgage loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Interest
Only Certificates are likely to differ from those shown in the table above, even if the  prepayment  assumption  equals the  percentages  of CPR indicated in the table above over any given time  period or over the entire life of the  Interest
Only Certificates.

     There  can be no  assurance  that the  mortgage  loans  will  prepay at any particular rate or that the yield on the Interest Only Certificates will conform to the  yields  described  herein.  Moreover,  the  various  remaining  terms to maturity  and mortgage  rates of the mortgage  loans in Loan Group II-4 and Loan
Group II-5 could produce slower or faster principal distributions than indicated
in the preceding tables at the various percentages of the CPR specified, even if the weighted  average  remaining term to maturity and weighted  average mortgage rate of those mortgage  loans are as assumed.  Investors are urged to make their investment  decisions based on their  determinations  as to anticipated rates of prepayment  under  a  variety  of  scenarios.  Investors  in the  Interest  Only
Certificates  should fully consider the risk that a rapid rate of prepayments on the group II mortgage  loans could  result in the failure of such  investors  to fully recover their investments.

     For  additional  considerations  relating  to  the  yield  on  the  Offered
Certificates, see "Yield Considerations" in the prospectus.

                         POOLING AND SERVICING AGREEMENT

     General

     The Certificates will be issued pursuant to the Agreement,  a form of which is filed as an exhibit to the registration  statement.  A current report on Form
8-K relating to the Certificates  containing a copy of the Agreement as executed will be filed by the  Depositor  with the  Securities  and  Exchange  Commission within fifteen days of the initial issuance of the Certificates.  The trust fund created under the Agreement  will consist of (1) all of the  Depositor's  right, title and interest in and to the mortgage  loans,  the related  mortgage  notes, mortgages and other related documents,  including all interest and principal due with respect to the mortgage  loans after the Cut-off  Date,  but  excluding any payments of principal or interest due on or prior to the Cut-off  Date,  (2) any mortgaged properties acquired on behalf of  certificateholders by foreclosure or by deed in lieu of  foreclosure,  and any  revenues  received  thereon,  (3) the rights of the Trustee  under all  insurance  policies  required to be maintained pursuant to the  Agreement,  (4) the rights of the Depositor  under the Mortgage
Loan Purchase  Agreement  between the Depositor and the Seller,  (5) such assets relating to the mortgage loans as from time to time may be held in the Protected
Accounts,  the Master Servicer Collection Account and the Distribution  Account,
(6) the rights with respect to the Servicing  Agreement,  to the extent assigned to the  Trustee,  (7) the rights with respect to the Cap  Contracts  and (8) any proceeds of the  foregoing.  Reference is made to the  prospectus  for important information  in  addition  to  that  set  forth  in this  prospectus  supplement regarding  the trust fund,  the terms and  conditions  of the  Agreement and the
Offered  Certificates.   The  Offered  Certificates  will  be  transferable  and
exchangeable  at the  corporate  trust  offices of the Trustee,  located at 2001
Bryan  Street,  Floor 8, Dallas,  Texas 75201,  Attention:  Institutional  Trust
Services/Global  Debt - Transfer Dept. BSALTA 2005-2. The Depositor will provide to prospective or actual certificateholders  without charge, on written request, a copy  (without  exhibits) of the  Agreement.  Requests  should be addressed to
Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New
York 10179.

Assignment of the Mortgage Loans

     At the time of issuance of the  Certificates,  the Depositor will cause the mortgage loans,  together with all principal and interest due on or with respect to such  mortgage  loans after the Cut-off  Date,  to be sold to the trust.  The mortgage  loans in each of the Loan  Groups  will be  identified  in a  schedule appearing  as an  exhibit  to the  Agreement  with  each Loan  Group  separately identified.  Such schedule will include  information as to the principal balance of each mortgage loan as of the Cut-off Date, as well as information  including, among other things,  the mortgage rate, the Net Rate, the Monthly  Payment,  the maturity date of each mortgage note and the Loan-to-Value Ratio.

          Representations and Warranties

     In the Mortgage  Loan Purchase  Agreement,  pursuant to which the Depositor
purchased  the  mortgage  loans  from  the  Seller,   the  Seller  made  certain
representations  and warranties to the Depositor  concerning the mortgage loans.
The Trustee will be assigned all right,  title and interest in the Mortgage Loan
Purchase Agreement insofar as they relate to such representations and warranties made by the Seller.

     The  representations  and  warranties  of the  Seller  with  respect to the mortgage loans include the following, among others:

     (1) The  information  set  forth in the  mortgage  loan  schedule  is true, complete and correct in all material respects as of the date such representation was made;

     (2)  Immediately  prior to the sale of the mortgage  loans  pursuant to the
Mortgage  Loan Purchase  Agreement,  the Seller was the sole owner of beneficial title and holder of each  mortgage  and mortgage  note  relating to the mortgage loans and as of the Closing Date, or as of another  specified date, is conveying
the  same  to  the  Depositor  free  and  clear  of  any  encumbrance,   equity,
participation  interest,  lien, pledge,  charge, claim or security interest, and the Seller has full right and  authority to sell and assign each  mortgage  loan pursuant to the Mortgage Loan Purchase Agreement; and

     (3) As of the Closing Date there is no monetary  default existing under any mortgage or the related mortgage note and there is no material event which, with the  passage  of time or with  notice  and the  expiration  of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Seller nor any of its  respective  affiliates  has taken any action to waive any  default,  breach or event of  acceleration;  and no  foreclosure  action is threatened or has been commenced with respect to the mortgage loan.

     In the case of a breach of any  representation or warranty set forth above, or otherwise included in the Mortgage Loan Purchase Agreement,  which materially and adversely  affects the value of the interests of  certificateholders  or the
Trustee in any of the mortgage loans,  within 90 days from the date of discovery or notice from the Trustee, the Depositor,  the Securities  Administrator or the
Seller of such  breach,  the  Seller  will  either  (i) cure such  breach in all material respects,  (ii) provide the Trustee with a substitute mortgage loan (if within two years of the Closing  Date) or (iii)  purchase  the related  mortgage loan at the applicable  Repurchase Price. This obligation of the Seller to cure, purchase or substitute  shall constitute the Trustee's sole and exclusive remedy respecting a breach of such representations and warranties.

          The Trustee

     JPMorgan Chase Bank, National Association,  a banking association organized under the laws of the United  States,  will act as Trustee for the  Certificates pursuant to the Agreement.  The Trustee's office for notices under the Agreement is  located  at 4 New York  Plaza,  6th Floor,  New York,  New York  10004-2477,
Attention: Institutional Trust Services/Global Debt - BSALTA 2005-2.

     The  fee of the  Trustee  will  be  payable  by the  Master  Servicer.  The
Agreement will provide that the Trustee and any director,  officer,  employee or agent of the  Trustee  will be  entitled  to recover  from the  Master  Servicer
Collection  Account all reasonable  out-of pocket  expenses,  disbursements  and advances of the Trustee, in connection with any event of default,  any breach of the Agreement or any claim or legal action  (including any pending or threatened claim or legal action) incurred or made by the Trustee in the  administration of
the  trust  created   pursuant  to  the  Agreement   (including  the  reasonable
compensation  and  disbursements  of its counsel),  other than any such expense, disbursement  or  advance  as may  arise  from  its  negligence  or  intentional misconduct or which is the responsibility of the certificateholders.

          The Securities Administrator

     Wells Fargo Bank,  National  Association,  a national banking  association, will  act as  Securities  Administrator  for so long as it is  also  the  Master
Servicer. The Securities  Administrator's office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045.

     The  Agreement  will  provide  that the  Securities  Administrator  and any director,  officer,  employee or agent of the Securities  Administrator  will be entitled to recover from the Master Servicer  Collection  Account all reasonable
out-of  pocket   expenses,   disbursements   and  advances  of  the   Securities
Administrator,  in  connection  with any  event of  default,  any  breach of the
Agreement  or any claim or legal  action  (including  any pending or  threatened claim or legal action)  incurred or made by the Securities  Administrator in the administration  of the trust created  pursuant to the Agreement  (including  the reasonable  compensation and disbursements of its counsel),  other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

          Servicing and Other Compensation and Payment of Expenses

     The Master  Servicer will be entitled to  compensation  for its  activities under the Agreement  which shall be equal to  investment  income on funds in the
Master Servicer  Collection  Account and the  Distribution  Account.  The Master
Servicer  will also be  entitled  to retain,  as  additional  compensation,  any interest  remitted by a Servicer in  connection  with a principal  prepayment in full  or  otherwise  in  excess  of  amounts  required  to be  remitted  to  the
Distribution  Account.  The amounts specified in the preceding two sentences are hereafter referred to as the Master Servicer Compensation. Each of the Servicers
will be entitled to receive a Servicing Fee as  compensation  for its activities under the related  Servicing  Agreement  equal to 1/12 of the Servicing Fee Rate multiplied  by the Stated  Principal  Balance of each  mortgage loan serviced by such Servicer as of the Due Date in the month  preceding the month in which such distribution  date  occurs.  However,  Prepayment  Interest  Shortfalls  on  the mortgage loans  resulting from  prepayments in full or in part will be offset by the related Servicer up to an amount equal to its aggregate Servicing Fee due in such month or, upon a Servicer's  default in the payment thereof,  by the Master
Servicer on the distribution date in the following  calendar month to the extent of Compensating Interest Payments as described herein.

     In addition to the primary  compensation  described  above,  the applicable
Servicer  may be entitled to retain  assumption  fees,  tax service  fees,  late payment  charges  and,  with  respect to the group II mortgage  loans only,  any prepayment  charges and  penalties,  in each case the extent  collected from the related mortgagor and as provided in the related Servicing Agreement.

     The  applicable   Servicer  will  pay  all  related  expenses  incurred  in
connection with its servicing responsibilities (subject to limited reimbursement as described in the related Servicing Agreement).

          Collection and Other Servicing Procedures

     The applicable  Servicers will use their reasonable  efforts to ensure that all payments  required  under the terms and provisions of the mortgage loans are collected,  and shall follow collection  procedures comparable to the collection procedures that the Servicer  employs when servicing  mortgage loans for its own account, to the extent such procedures shall be consistent with the terms of the
Servicing Agreements.  Consistent with the foregoing, the Servicers may in their discretion waive,  modify,  or vary or permit to be waived,  modified or varied, any  term of any  mortgage  loan in  accordance  with the  terms of the  related
Servicing  Agreement.  However,  unless the  Servicers  have the  consent of the
Master  Servicer,  the  Servicers  shall  not  enter  into any  payment  plan or agreement to modify  payments with a mortgagor or permit any  modification  with respect to any mortgage loan that would change the interest rates or forgive the payment of any principal or interest, change the outstanding principal amount or extend the final maturity date.

     If a  mortgaged  property  has  been  or is  about  to be  conveyed  by the
mortgagor  and  the  Servicers  have  knowledge  thereof,   the  Servicers  will
accelerate  the maturity of the mortgage  loan,  to the extent  permitted by the terms of the related mortgage note, the terms of any primary mortgage  insurance
policy  and  applicable  law.  If  a  Servicer   reasonably  believes  that  the
due-on-sale  clause cannot be enforced under  applicable  law, such Servicer may enter into (i) an assumption agreement with the person to whom such property has been or is about to be conveyed,  pursuant to which such person  becomes  liable under the mortgage note and the mortgagor, to the extent permitted by applicable law,  remains  liable  thereon or (ii) a  substitution  of  liability  agreement pursuant to which the original  mortgagor  is released  from  liability  and the purchaser of the mortgaged  property is substituted as the mortgagor and becomes liable under the mortgage  note, in  accordance  with the terms of the Servicing
Agreement.  The related Servicer will retain any fee collected for entering into an  assumption  agreement as  additional  servicing  compensation  to the extent provided in the related Servicing Agreement. In regard to circumstances in which the Servicers may be unable to enforce due-on-sale  clauses,  see "Legal Aspects of Mortgage  Loans-Enforceability  of Certain Provisions" in the prospectus.  In connection  with any such  assumption,  the  mortgage  rate borne by the related mortgage note may not be changed.

     Each  Servicer will  establish  and maintain,  in addition to the Protected
Account  described under "-The  Protected  Accounts," one or more accounts which comply with the  requirements  of the Servicing  Agreements.  The Servicers will deposit and retain therein all  collections  from the mortgagors for the payment of taxes,  assessments,  insurance premiums, or comparable items as agent of the mortgagors as provided in the Servicing  Agreements.  Each of these accounts and the  investment of deposits  therein shall comply with the  requirements  of the
Servicing  Agreements and shall meet the  requirements  of the Rating  Agencies.
Withdrawals of amounts from the Protected  Accounts may be made to effect timely payment of taxes,  assessments,  insurance  premiums,  or comparable  items,  to reimburse  the Servicer for any  advances  made with respect to such items,  for application to restoration or repair of the mortgaged property, to refund to any mortgagors  any sums as may be determined to be overages,  to pay to the related
Servicer,  or to the mortgagor to the extent  required by law,  interest paid on the funds on deposit in such accounts to clear and  terminate,  such accounts at or at any time after the  termination of the Servicing  Agreements,  and to make such other withdrawals as provided in the Servicing Agreements.

     The  Servicers  will maintain  errors and omissions  insurance and fidelity bonds in certain specified amounts.

          Realization Upon Defaulted Mortgage Loans

     Each  Servicer will take such action as it deems to be in the best interest of the trust with  respect to defaulted  mortgage  loans and  foreclose  upon or otherwise  comparably  convert the  ownership of properties  securing  defaulted mortgage loans as to which no satisfactory  collection arrangements can be made.
To the extent set forth in the related Servicing  Agreement,  each Servicer will service the property  acquired by the trust through  foreclosure or deed-in-lieu of  foreclosure in accordance  with  procedures  that such Servicer  employs and exercises in servicing and administering  mortgage loans for its own account and which are in accordance with accepted  mortgage  servicing  practices of prudent lending institutions.

     Since  Insurance  Proceeds  cannot  exceed  deficiency  claims and  certain expenses incurred by a Servicer, no insurance payments will result in a recovery to  certificateholders  which  exceeds the  principal  balance of the  defaulted mortgage loan together with accrued interest thereon at its Net Rate.

          Optional Purchase of Defaulted Loans

     With  respect  to any  Mortgage  Loan which as of the first day of a Fiscal
Quarter is delinquent  in payment by 90 days or more or is an REO Property,  the
Company  shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase  Price;  provided,  however (i) that such Mortgage
Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan  thereafter  again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

          The Protected Accounts

     Each Servicer will establish and maintain one or more accounts, referred to herein as the  Protected  Accounts,  into which it will deposit on a daily basis all collections of principal and interest on any mortgage  loans,  including but not limited to Principal Prepayments,  Insurance Proceeds,  Liquidation Proceeds
(less  amounts  reimbursable  to the  Servicer  out of  Liquidation  Proceeds in
accordance with the applicable  Servicing  Agreement),  the Repurchase Price for any mortgage loans repurchased, and advances made from such Servicer's own funds
(less the  Servicing  Fee).  All  Protected  Accounts  and  amounts  at any time credited thereto shall comply with the requirements of the applicable  Servicing
Agreement and shall meet the  requirements  of the Rating  Agencies with respect thereto.

     On the date specified in the applicable  Servicing  Agreement,  the related
Servicer will withdraw or cause to be withdrawn  from the  applicable  Protected
Accounts and any other permitted  accounts and will remit to the Master Servicer for deposit in the Master  Servicer  Collection  Account the available  funds of each Loan Group for such distribution date.

          The Master Servicer Collection Account

     The  Master  Servicer  shall  establish  and  maintain  in the  name of the
Trustee,  for the benefit of the  certificateholders,  an  account,  referred to herein as the Master  Servicer  Collection  Account,  into which it will deposit amounts received from the Servicers and advances (to the extent required to make advances) made from the Master  Servicer's own funds (less the Master Servicer's expenses, as provided in the Agreement).  The Master Servicer Collection Account
and amounts at any time credited  thereto shall comply with the  requirements of the Agreement and shall meet the requirements of the Rating Agencies. The Master
Servicer will deposit in the Master Servicer  Collection  Account,  as received, the following amounts:

     (i) Any  amounts  withdrawn  from a  Protected  Account or other  permitted account;

     (ii) Any Monthly Advance and Compensating Interest Payments;

     (iii) Any Insurance  Proceeds or Net Liquidation  Proceeds  received by the
Master  Servicer  which  were not  deposited  in a  Protected  Account  or other permitted account;

     (iv) The Repurchase  Price with respect to any mortgage  loans  repurchased and all proceeds of any mortgage loans or property  acquired in connection  with the optional termination of the Trust;

     (v) Any  amounts  required  to be  deposited  with  respect  to  losses  on permitted investments; and

     (vi) Any other amounts  received by the Master  Servicer and required to be deposited in the Master Servicer Collection Account pursuant to the Agreement.

          The Distribution Account

     The Trustee shall  establish  and maintain in the name of the Trustee,  for the benefit of the  certificateholders,  an  account,  referred to herein as the
Distribution  Account, into which on the business day prior to each distribution date, all available  funds in the Master  Servicer  Collection  Account for such distribution date will be transferred by the Master Servicer.  The amount at any time credited to the Distribution  Account shall be in general (i) fully insured by the FDIC to the maximum  coverage  provided  thereby or (ii)  invested in the name of the  Trustee,  in such  permitted  investments  selected  by the  Master
Servicer or deposited in demand  deposits with such  depository  institutions as selected by the Master Servicer,  provided that time deposits of such depository institutions  would be a permitted  investment (as specified in the  Agreement).
The Master  Servicer  will be entitled to any amounts  earned and will be liable for any losses on permitted investments in the Distribution Account.

     On each distribution date, the Trustee shall pay the  certificateholders in
accordance   with  the   provisions   set  forth  under   "Description   of  the
Certificates-Distributions on the Certificates" in this prospectus supplement.

The Reserve Account

     The Trustee shall  establish  and maintain in the name of the Trustee,  for the benefit of the  certificateholders,  an account,  referred to as the Reserve
Account,  into which on each distribution  date, amounts received under each Cap
Contract will be deposited in accordance  with the provisions as set forth under clause fourth of "The Cap Contracts" in this prospectus  supplement.  The amount at any time on deposit in the Reserve  Account  shall,  at the  direction of the
Class  B-IO  Certificateholder,  be held  either  (i)  uninvested  in a trust or deposit  account  of the  Trustee  with  no  liability  for  interest  or  other compensation  thereon or (ii) invested in permitted  investments  that mature no later than the Business Day prior to the next succeeding  Distribution Date. Any losses on such  investments  shall be  deposited  in the Reserve  Account by the
Class B-IO Certificateholder out of its own funds immediately as realized.

     On each  distribution  date,  amounts will be allocated to the Class I-A-1,
Class   I-M-1,   Class  I-M-2,   Class  I-B-1,   Class  I-B-2  and  Class  I-B-3
Certificateholders,  in that  order,  from  amounts on  deposit  in the  Reserve
Account,  and to the extent of amounts available for distribution in the Reserve
Account,  in accordance with the provisions set forth with respect thereto under
"The Cap Contracts" in this prospectus supplement.

          Voting Rights

     Voting  rights of the trust in general will be allocated  among the classes of certificates  based upon their  respective  Certificate  Principal  Balances;
provided that voting rights equal to 1.00% of the total amount will be allocated to each class of Residual Certificates.

Reports to Certificateholders

     On each distribution date, the Securities Administrator will make available a report setting forth certain  information  with respect to the  composition of the payment being made, the Certificate  Principal  Balance or notional balance, as applicable,  of an individual  Certificate following such payment and certain other  information  relating to the Certificates and the mortgage loans (and, at its  option,  any  additional  files  containing  the  same  information  in  an alternative  format),  to be  provided to each  holder of  Certificates  and the
Rating Agencies via the Securities  Administrator's  internet website, which can be obtained by calling the Securities  Administrator's  customer service desk at
(301) 815-6600 and shall initially be  www.ctslink.com.  Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling  the  Securities  Administrator's  customer service desk and indicating  such. The  Securities  Administrator  will have the right to  change  the way such  reports  are  distributed  in order to make such distribution  more convenient  and/or more accessible to the above parties,  and the Securities  Administrator  will provide timely and adequate  notification to all above parties regarding any such changes.

     To the  extent  such  reports  are  timely  received  from  the  Securities
Administrator,  the Trustee will also make  available the related report on each distribution date via the Trustee's  internet website,  which can be obtained by calling  the  Trustee's  customer  service  desk at  (877)  722-1095  and  shall initially be www.jpmorgan.com/sfr.

          Termination

     The  obligations  of the Trustee,  the Master  Servicer and the  Securities
Administrator  created by the Agreement will terminate upon (i) the later of the making of the final  payment or other  liquidation,  or any advance with respect thereto,  of the last mortgage loan subject  thereto or the  disposition  of all property  acquired  upon  foreclosure  or  acceptance  of  a  deed  in  lieu  of foreclosure of any such mortgage loans,  (ii) the payment to  certificateholders of all amounts  required to be paid to them  pursuant to the  Agreement or (iii)
the  repurchase  by or at the  direction  of EMC or its  designee  of all of the mortgage loans and all related REO Property in the trust,  as further  discussed below.

     On any distribution date on which the aggregate Stated Principal Balance of
(i)  the  group I  mortgage  loans  is less  than  20% of the  aggregate  Stated
Principal  Balance of the group I mortgage  loans as of the Cut-Off Date or (ii)
the group II mortgage loans is less than 10% of the aggregate  Stated  Principal
Balance  of the  group II  mortgage  loans as of the  Cut-Off  Date,  EMC or its designee may  repurchase  from the trust all group I mortgage  loans or group II mortgage loans, as the case may be,  remaining  outstanding and any REO Property related to group I mortgage  loans or group II mortgage  loans,  as the case may be,  remaining  in the  trust at a  purchase  price  equal to the sum of (a) the unpaid  principal  balance of the related  mortgage  loans (other than  mortgage loans related to REO Property), net of the principal portion of any unreimbursed
Monthly  Advances  relating to the related mortgage loans made by the purchaser, plus accrued but unpaid interest thereon at the applicable mortgage rate to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Master Servicer of liquidation  expenses to be incurred in connection with its disposal  thereof
(but not more than the unpaid  principal  balance of the related  mortgage loan, together  with  accrued but unpaid  interest on that  balance at the  applicable mortgage rate, but not including the first day of the month of repurchase),  (c)
unreimbursed out-of-pocket costs of the Master Servicer,  including unreimbursed servicing  advances  and  the  principal  portion  of any  unreimbursed  Monthly
Advances,  made on the  related  mortgage  loans  prior to the  exercise of such repurchase  and (d) any  unreimbursed  costs and expenses of the Trustee and the
Securities  Administrator payable in accordance with the terms of the Agreement.
Any such repurchase will result in the retirement of, in the case of the group I mortgage loans, all of the Group I Certificates and, in the case of the group II mortgage  loans,  all of the  Group  II  Certificates.  The  trust  may  also be terminated  and the  Certificates  retired  on any  distribution  date  upon the
Depositor's determination,  based upon an opinion of counsel, that the status of the trust fund as a REMIC has been lost or that a  substantial  risk exists that such status will be lost for the then current taxable year. In no event will the trust created by the Agreement  continue  beyond the expiration of 21 years from the  death of the  survivor  of the  persons  named in the  Agreement.  See "The
Agreements-Termination; Retirement of Securities" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

     General

     Upon the issuance of the Offered  Certificates,  Orrick,  Herrington  &
Sutcliffe LLP, counsel to the Depositor,  will deliver its opinion  generally to the effect that, assuming  compliance with all provisions of the Agreement,  for federal  income tax  purposes,  each REMIC  election made by the trust fund will qualify as a REMIC under the Internal Revenue Code of 1986 referred to herein as the Code. The Certificates (other than the Residual Certificates) will represent ownership  of regular  interests  in a REMIC and are herein  referred  to as the
REMIC  Regular  Certificates.  The  Group I  Certificates  will  also  represent ownership of an interest in the related cap  contracts  and certain  rights with respect to the excess cash flow.  See  "Characterization  of the Group I Offered
Certificates"  below. The interests evidenced by the Residual  Certificates will be designated as the residual  interests in the REMICs.  All  certificateholders are advised to see "Federal  Income Tax  Consequences"  in the  prospectus for a discussion of the anticipated  federal income tax  consequences of the purchase, ownership and  disposition  of the REMIC Regular  Certificates  and the Residual
Certificates.

     The portions of the REMIC Regular  Certificates that represent ownership of regular interests in a REMIC generally will be taxable as debt obligations under the Code,  and interest  paid or accrued on those  portions of the REMIC Regular
Certificates,  including any original  issue  discount with respect to any REMIC
Regular  Certificates  issued with original issue  discount,  will be taxable to
certificateholders   in  accordance  with  the  accrual  method  of  accounting, regardless of their usual method of  accounting.  It is  anticipated  that,  for federal income tax purposes, some of the Offered Certificates may be issued with original issue discount. See "Federal Income Tax Consequences-REMICS-Taxation of
Owners of REMIC Regular Certificates-Original Issue Discount" in the prospectus.
The  Internal  Revenue  Service  referred  to herein as the IRS,  has issued OID regulations  under  Sections 1271 to 1275 of the Code  generally  addressing the treatment of debt  instruments  issued with original issue discount  referred to herein as the OID Regulations.  All purchasers of REMIC Regular Certificates are urged to consult their tax advisors for advice regarding the effect,  in any, of the original  issue discount  provisions and  regulations on the purchase of the
REMIC  Regular  Certificates.  The  prepayment  assumption  that will be used in determining  the rate of accrual of original  issue discount with respect to the
Group I Certificates is 30% CPR and with respect to the Group II Certificates is
25% CPR. The prepayment  assumption  represents a rate of payment of unscheduled principal on a pool of mortgage loans,  expressed as an annualized percentage of the  outstanding  principal  balance of such mortgage  loans at the beginning of each period. See "Yield on the Certificates-Weighted Average Lives" herein for a description  of  the  prepayment  assumption  model  used  herein.  However,  no representation is made as to the rate at which prepayments actually will occur.

     In certain  circumstances  the OID Regulations  permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer.  Accordingly, it is possible that the holder of a REMIC
Regular  Certificate  may be able to select a method  for  recognizing  original issue  discount that differs from that used by the Trustee in preparing  reports to the certificateholders and the IRS.

     Certain  classes of the  Offered  Certificates  may be treated  for federal income tax  purposes as having  been issued at a premium.  Whether any holder of such a class of  Certificates  will be  treated as  holding a  certificate  with amortizable bond premium will depend on such certificateholder's  purchase price and the  distributions  remaining to be made on such  Certificate at the time of
its  acquisition  by  such   certificateholder.   Holders  of  such  classes  of
Certificates  should  consult their tax advisors  regarding the  possibility  of
making  an  election  to  amortize  such  premium.   See  "Federal   Income  Tax
Consequences-REMICS-Taxation  of Owners of REMIC  Regular  Certificates-Original
Issue Discount" and "-Premium" in the prospectus.

     For further  information  regarding the federal income tax  consequences of
investing   in   the   offered    certificates,    see   "Federal   Income   Tax
Consequences-REMICS" in the prospectus.

              Characterization of the Group I Offered Certificates

     All holders of the Group I Offered  Certificates  will be entitled (subject to specific  priorities and to the extent of related Basis Risk Shortfall  Carry
Forward  Amounts) to amounts  deposited  into the reserve  fund from excess cash flow.  In  addition,  all  holders of the Group I Offered  Certificates  will be entitled (subject to specific priorities and to the extent of related Basis Risk
Shortfall  Carry  Forward  Amounts,  Unpaid  Realized  Loss  Amounts and Current
Interest and  Interest  Carry  Forward  Amounts) to amounts  deposited  into the reserve fund from the related Cap Contracts. Accordingly, holders of the Group I
Offered Certificates will be treated for federal income tax purposes as owning a regular interest in a REMIC and a beneficial  ownership interest in the right to receive  payments from the reserve fund, which is not included in any REMIC. The treatment  of amounts  received by the  Certificateholder  with  respect to such
Certificateholder's  right to receive Basis Risk Shortfall Carry Forward Amounts as a result of the application of the Net Rate Cap, will depend upon the portion of such  Certificateholder's  purchase price allocable thereto.  Under the REMIC regulations,  each  certificateholder  of a Group  I  Offered  Certificate  must allocate its purchase price for its Certificate  between its undivided  interest in the related REMIC  regular  interest and its interest in the right to receive payments  from the  reserve  fund in respect of any Basis Risk  Shortfall  Carry
Forward  Amounts in  accordance  with the  relative  fair market  values of each property  right.  Holders of the Group I Offered  Certificates  may also have to allocate  basis to the  reserve  fund on account of the right to receive  Unpaid
Realized  Loss Amounts,  Current  Interest and Interest  Carry Forward  Amounts,
although the Trustee  intends to treat such payments as advances (in which event it is likely that no basis should be allocated to such rights). Such allocations will be used for,  among other things,  purposes of computing any original issue discount, market discount or premium, as well as for determining gain or loss on disposition. No representation is or will be made as to the relative fair market values thereof.  Generally,  payments made to  Certificates  with respect to any
Basis Risk Shortfall  Carry Forward Amounts will be included in income based on, and the  purchase  price  allocated  to the  reserve  fund may be  amortized  in accordance with, the regulations  relating to notional principal  contracts.  In the case of  non-corporate  holders  of the  Group I  Offered  Certificates  the amortization  of the purchase price may be subject to limitations as an itemized deduction,  and may not be useable  at all,  if the  taxpayer  is subject to the alternative  minimum tax. However,  regulations have recently been proposed that modify the taxation of notional  principal  contracts  that  contain  contingent nonperiodic payments. As the application of such regulations (i.e., whether they apply,  and if so, how they apply) are,  at this time,  unclear,  holders of the offered  certificates should consult with their own tax advisors with respect to the proper treatment of their interest in the reserve fund.

     We make no representation  on whether the Group I Offered  Certificates (or what, if any,  portion  thereof) will constitute "real estate assets" or whether
the  interest  (or  any  portion)  thereon  will  be  considered   "interest  on
obligations secured by mortgages on real property", in each case for real estate investment  trusts, or REITs. In addition,  we make no representation on whether the offered  certificates  (or what, if any,  portion thereof) will constitute a
"regular  interest in a REMIC"  under  section  7701(a)(19)(C)  for  purposes of domestic building and loan associations.

Characterization of the Group II Offered Certificates

     A holder of an Group II Offered  Certificates  will be treated  for federal income  tax  purposes  as  owning a  regular  interest  in a  REMIC.  We make no representation  on whether the Offered  Certificates  (or what, if any,  portion thereof) will  constitute  "real estate  assets" or whether the interest (or any portion)  thereon  will  be  considered  "interest  on  obligations  secured  by mortgages on real property",  in each case for real estate investment trusts. In addition, we make no representation on whether the Group II Offered Certificates
(or what,  if any,  portion  thereof) will  constitute a "regular  interest in a
REMIC" under section  7701(a)(19)(C)  for purposes of domestic building and loan associations.

                             METHOD OF DISTRIBUTION

     Subject  to  the  terms  and  conditions  set  forth  in  the  underwriting agreement,  the Offered Certificates,  are being purchased from the Depositor by the Underwriter upon issuance.  The Underwriter is an affiliate of the Depositor and the Seller.  The  Offered  Certificates  will be offered by the  Underwriter
(only as and if issued and  delivered to and accepted by the  Underwriter)  from time to time in  negotiated  transactions  or otherwise at varying  prices to be determined  at the time of sale.  Proceeds to the  Depositor  are expected to be
approximately   100.8%  of  the  aggregate  principal  balance  of  the  Offered
Certificates,  as of the Cut-off Date, plus accrued interest thereon, but before deducting  expenses  payable by the  Depositor  in  connection  with the Offered
Certificates which are estimated to be approximately $588,347.

     The  Depositor  will  indemnify  the  Underwriter   against  certain  civil
liabilities, including liabilities under the Securities Act of 1933, as amended, or will  contribute  to  payments  the  Underwriter  may be  required to make in respect thereof.

     The Underwriter may effect these  transactions by selling the  underwritten certificates to or through dealers,  and those dealers may receive  compensation in the form of  underwriting  discounts,  concessions  or  commissions  from the underwriter  for whom  they act as  agent.  In  connection  with the sale of the underwritten  certificates,  the  Underwriter  may be  deemed  to have  received compensation  from the Depositor in the form of underwriting  compensation.  The
Underwriter  and any  dealers  that  participate  with the  underwriters  in the distribution  of the  related  underwritten  certificates  may be  deemed  to be underwriters  and any  profit  on the  resale of the  underwritten  certificates positioned by them may be deemed to be  underwriting  discounts and  commissions under the Securities Act.

                                SECONDARY MARKET

     There  is  currently  no  secondary  market  for  the  Certificates  and no assurances are made that such a market will develop.  The Underwriter intends to establish a market in the Offered  Certificates,  but is not obligated to do so.
Any such market, even if established, may or may not continue.

     The primary  source of  information  available to investors  concerning the
Offered  Certificates will be the monthly statements discussed in the prospectus under "Description of the  Securities-Reports  to  Securityholders",  which will include  information  as to the  Certificate  Principal  Balance of the  Offered
Certificates and the status of the applicable form of credit enhancement.  There can be no  assurance  that any  additional  information  regarding  the  Offered
Certificates  will be  available  through any other  source.  In  addition,  the
Depositor is not aware of any source through which price  information  about the
Offered  Certificates  will be  generally  available  on an ongoing  basis.  The limited nature of information  regarding the Offered  Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                                 LEGAL OPINIONS

     Legal matters relating to the Offered  Certificates will be passed upon for the Depositor and the Underwriter by Orrick, Herrington & Sutcliffe LLP, New
York, New York.

                                                               RATINGS

     It is a condition  to the  issuance  of each class of Offered  Certificates that it receives at least the ratings set forth below from S&P and Moody's.

                                                                 Rating
                                    Class                S&P              Moody's
                             Class I-A-1                 AAA                Aaa
                             Class II-A-1                AAA                Aaa
                             Class II-A-2a               AAA                Aaa
                             Class II-A-2b               AAA                Aa1
                             Class II-A-3                AAA                Aaa
                             Class II-A-4                AAA                Aaa
                             Class II-X-4                AAA                Aaa
                             Class II-A-5                AAA                Aaa
                             Class II-X-5                AAA                Aaa
                             Class II-A-6                AAA                Aaa
                             Class I-M-1                  AA                Aa2
                             Class I-M-2                  A                 A2
                             Class I-B-1                 BBB               Baa2
                             Class I-B-2                 BBB-              Baa3
                             Class II-B-1                AA+                Aa1
                             Class II-B-2                AA+                Aa2
                             Class II-B-3                 AA                A2
                             Class II-B-4                 A                Baa2
                             Class II-B-5                BBB                NA

     The  ratings  assigned  by S&P  and  Moody's to  mortgage  pass-through certificates  address the likelihood of the receipt of all  distributions on the mortgage loans by the related  certificateholders  under the agreements pursuant to which such certificates were issued.  S&P's and Moody's ratings take into consideration  the credit quality of the related  mortgage pool,  structural and legal aspects  associated  with such  certificates,  and the extent to which the payment stream in the mortgage pool is adequate to make payments  required under such  certificates.  S&P's and Moody's ratings on such  certificates do not, however,  constitute  a statement  regarding  frequency  of  prepayments  on the mortgages.
-------------------------------------------------------------------------------------------------------------------

     The ratings of the Rating Agencies do not address the possibility  that, as a result of principal prepayments or recoveries  certificateholders might suffer a lower than anticipated yield.

     The  ratings  assigned  to the  Offered  Certificates  should be  evaluated independently from similar ratings on other types of securities. A rating is not a recommendation  to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

     The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Offered  Certificates or, in such event,  what rating would be assigned to the Offered  Certificates  by such other rating  agency.  The ratings  assigned by such other rating  agency to the
Offered  Certificates  may be lower  than the  ratings  assigned  by the  Rating
Agencies.

                                LEGAL INVESTMENT

     The Offered  Certificates  (other than the Class I-M-2,  Class I-B-1, Class
I-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates) will constitute
"mortgage  related  securities"  for purposes of the Secondary  Mortgage  Market
Enhancement Act of 1984 referred to herein as SMMEA so long as they are rated in one of the two highest rating categories by a nationally recognized  statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. Certain states have enacted  legislation  overriding the legal investment  provisions of
SMMEA. It is not  anticipated  that the Class I-M-2,  Class I-B-1,  Class I-B-2,
Class II-B-3, Class II-B-4 and Class II-B-5 Certificates will be rated in one of the two highest rating  categories  and therefore will not constitute  "mortgage related  securities" for purposes of SMMEA. The Class I-M-2,  Class I-B-1, Class
I-B-2, Class II-B-3,  Class II-B-4 and Class II-B-5 Certificates are referred to herein as the Non-SMMEA  Certificates.  The appropriate  characterization of the
Non-SMMEA Certificates under various legal investment restrictions, and thus the ability  of  investors  subject  to these  restrictions  to  purchase  Non-SMMEA
Certificates, may be subject to significant interpretative uncertainties.

     The Office of Thrift  Supervision  referred to herein as the OTS has issued
Thrift Bulletins 73a,  entitled  "Investing in Complex  Securities"  referred to herein as TB 73a,  which is  effective  as of  December  18, 2001 and applies to savings  associations  regulated by the OTS, and 13a,  entitled  "Management  of
Interest Rate Risk, Investment Securities,  and Derivatives Activities" referred to herein as TB 13a,  which is effective as of December 1, 1998,  and applies to thrift institutions regulated by the OTS.

     One of the primary  purposes of TB 73a is to require savings  associations, prior to taking  any  investment  position,  to  determine  that the  investment position meets applicable  regulatory and policy  requirements  (including those set forth TB 13a (see  below)) and  internal  guidelines,  is  suitable  for the institution,  and is  safe  and  sound.  The OTS  recommends,  with  respect  to purchases of specific securities,  additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuer and any  underlying  assets  as well  as  analysis  of the  effects  of  payment priority,  with respect to a security  which is divided into  separate  tranches with unequal payments, and collateral investment  parameters,  with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates the
OTS's due diligence  requirements for investing in all securities and warns that if a savings  association  makes an investment that does not meet the applicable regulatory requirements,  the savings association's investment practices will be subject to criticism,  and the OTS may require  divestiture of such  securities.
The  OTS  also  recommends,  with  respect  to an  investment  in  any  "complex securities,"  that savings  associations  should take into  account  quality and suitability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a,  "complex  security"  includes among other things any collateralized  mortgage  obligation or real estate mortgage  investment conduit security,  other than any "plain vanilla" mortgage  pass-through  security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special  features).  Accordingly,  all classes  of  the  Offered  Certificates  would  likely  be  viewed  as  "complex securities." With respect to quality and suitability  factors,  TB 73a warns (i)
that a savings  association's  sole  reliance on outside  ratings  for  material purchases of complex  securities is an unsafe and unsound practice,  (ii) that a savings  association  should  only use  ratings  and  analyses  from  nationally recognized  rating  agencies in conjunction  with, and in validation of, its own underwriting processes, and (iii) that it should not use ratings as a substitute for its own thorough underwriting analyses.  With respect the interest rate risk factor, TB 73a recommends that savings  associations  should follow the guidance set forth in TB 13a.

     One of the primary  purposes of TB 13a is to require  thrift  institutions, prior to taking any investment position, to (i) conduct a pre-purchase portfolio sensitivity analysis for any "significant  transaction"  involving securities or financial  derivatives,  and  (ii)  conduct  a  pre-purchase  price  sensitivity analysis of any "complex security" or financial  derivative.  The OTS recommends that while a thrift institution should conduct its own in-house  pre-acquisition analysis, it may rely on an analysis conducted by an independent  third-party as long as management understands the analysis and its key assumptions. Further, TB
13a recommends that the use of "complex  securities with high price sensitivity"
be limited to  transactions  and  strategies  that lower a thrift  institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift  institutions that do not have adequate risk  measurement,  monitoring and  control  systems  may be viewed by OTS  examiners  as an unsafe and unsound practice.

     All investors whose  investment  activities are subject to legal investment laws and  regulations  or to review by  certain  regulatory  authorities  may be subject to restrictions on investment in the Certificates.  Any such institution should consult its own legal advisors in determining  whether and to what extent there may be  restrictions  on its  ability to invest in the  Certificates.  See
"Legal Investment Matters" in the prospectus.

                              ERISA CONSIDERATIONS

     Fiduciaries  of employee  benefit  plans subject to Title I of the Employee
Retirement  Income  Security  Act of 1974,  as  amended  (referred  to herein as
ERISA),   should  consider  the  ERISA  fiduciary  investment  standards  before
authorizing  an  investment  by  a  plan  in  the  Certificates.   In  addition,
fiduciaries  of employee  benefit plans subject to Title I of ERISA,  as well as certain plans or other retirement arrangements that are not subject to ERISA but are subject to Section 4975 of the Code (such as individual  retirement accounts and Keogh plans  covering only a sole  proprietor  or  partners),  or any entity whose  underlying  assets  include  plan  assets by reason of a plan or  account investing  in such  entity,  including  an  insurance  company  general  account
(collectively  referred to herein as Plan(s)),  should  consult with their legal counsel to determine  whether an investment in the  Certificates  will cause the assets of the Trust  (referred to herein as Trust Assets) to be considered  plan assets  pursuant  to the  plan  asset  regulations  set  forth  at 29  C.F.R.  §
2510.3-101  (referred  to  herein  as  the  Plan  Asset  Regulations),   thereby
subjecting  the Plan to the  prohibited  transaction  rules with  respect to the
Trust  Assets and the  Trustee,  the Master  Servicer  or the  Servicers  to the
fiduciary  investments standards of ERISA, or cause the excise tax provisions of
Section  4975 of the Code to apply to the  Trust  Assets,  unless  an  exemption granted by the United States Department of Labor (referred to herein as the DOL)
applies to the purchase, sale, transfer or holding of the Certificates.

     The DOL has issued  Prohibited  Transaction  Exemption 90-30 (as amended by
Prohibited  Transaction  Exemptions  97-34,  2000-58 and  2002-41)  (referred to herein as the Underwriter's Exemption) to the Underwriter which may apply to the
Offered Certificates.  However, the Underwriter's Exemption contains a number of conditions  which  must  be met  for  the  exemption  to  apply,  including  the requirements  that (i) the investing  Plan must be an  "accredited  investor" as defined  in Rule  501(a)(1)  of  Regulation  D of the  Securities  and  Exchange
Commission  under the Securities Act and (ii) the offered  certificates be rated at least "BBB-" (or its equivalent) by Fitch Inc., or Fitch, S&P or Moody's, at the time of the Plan's purchase, provided that no Mortgage Loan has an LTV in excess  of  100%  on  the  Closing  Date.  See  "ERISA  Considerations"  in  the
prospectus.  The  DOL  amended  the  Underwriter's  Exemption,  as  well  as the essentially identical exemptions issued to certain other financial institutions, in Prohibited  Transaction Exemption 2002-41 (67 Fed. Reg. 54487,  September 22,
2002) to allow the trustee to be affiliated with the underwriter in spite of the restriction in PTE 2000-58 to the contrary.

     The Underwriter's Exemption is expected to apply to the Offered Subordinate
Certificates if the conditions  described above are satisfied.  Therefore,  each beneficial  owner of a Offered  Subordinate  Certificate or any interest therein shall be deemed to have represented,  by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) that Certificate was rated at least "BBB-" at the time of  purchase,  (ii) such  beneficial  owner is not a benefit plan investor,  or (iii) (1) it is an insurance company,  (2) the source of funds used to  acquire  or hold the  certificate  or  interest  therein is an
"insurance  company general account," as such term is defined in PTCE 95-60, and
(3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

     If any Subordinate  Certificate or any interest therein is acquired or held in violation of the conditions  described in the preceding  paragraph,  the next preceding permitted  beneficial owner will be treated as the beneficial owner of that  Subordinate  Certificate,  retroactive  to the  date  of  transfer  to the purported  beneficial owner. Any purported beneficial owner whose acquisition or holding of that Certificate or interest therein was effected in violation of the conditions  described  in the  preceding  paragraph  shall  indemnify  and  hold harmless the depositor,  the trustee, the securities  administrator,  the master servicer,  a servicer,  any subservicer,  and the trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

     Before  purchasing  an Offered  Certificate,  a fiduciary  of a Plan should itself confirm that the Certificate constitutes "securities" for purposes of the
Underwriter's  Exemption  and that the  specific and general  conditions  of the
Underwriter's   Exemption   and  the  other   requirements   set  forth  in  the
Underwriter's Exemption would be satisfied.  Any Plan fiduciary that proposes to cause a Plan to purchase a  Certificate  should  consult  with its counsel  with respect to the  potential  applicability  to such  investment  of the  fiduciary responsibility  and prohibited  transaction  provisions of ERISA and the Code to
the  proposed   investment.   For  further   information   regarding  the  ERISA
considerations of investing in the Certificates,  see "ERISA  Considerations" in
the prospectus.

     A governmental  plan, as defined in Section 3(32) of ERISA,  is not subject to ERISA or Section 4975 of the Code.  However,  such  governmental  plan may be subject to Federal, state and local law, which is, to a material extent, similar to the  provisions  of ERISA or Section 4975 of the Code  (referred to herein as
Similar  Law).  A  fiduciary  of  a  governmental   plan  should  make  its  own
determination as to the propriety of such investment under applicable  fiduciary or other  investment  standards,  and the need for and the  availability  of any exemptive relief under any Similar Law.

     The sale of any Certificates to a Plan is in no respect a representation by the Underwriter  that such an investment  meets all relevant legal  requirements with respect to  investments by Plans  generally or any particular  Plan or that such an investment is appropriate for Plans generally or any particular Plan.

                                    GLOSSARY

     Below are abbreviated  definitions of significant capitalized terms used in this prospectus supplement. Capitalized terms used in this prospectus supplement but not defined in this prospectus  supplement shall have the meanings  assigned to them in the accompanying prospectus. The Agreement and Mortgage Loan Purchase
Agreement may each contain more complete  definitions  of the terms used in this prospectus  supplement  and reference  should be made to those  agreements for a more complete understanding of these terms.

     Accrued Certificate Interest - With respect to the Group II Certificates of any class on any  distribution  date, is equal to the amount of interest accrued during the related Interest Accrual Period at the applicable  Pass-Through  Rate on the Certificate Principal Balance or Notional Amount, as applicable,  of such
Certificate immediately prior to such distribution date, less (1) in the case of a Group II  Senior  Certificate,  such  Certificate's  share  of (a)  Prepayment
Interest  Shortfalls  on the mortgage  loans in the related  Loan Group,  to the extent not  covered by  Compensating  Interest  paid by a Servicer or the Master
Servicer,  (b) interest  shortfalls  on the  mortgage  loans in the related Loan
Group  resulting from the application of the Relief Act or similar state law and
(c) after the applicable  Cross-Over  Date, the interest portion of any Realized
Losses on the mortgage  loans in the related Loan Group and (2) in the case of a
Group II Subordinate  Certificate,  such  Certificate's  share of (a) Prepayment
Interest  Shortfalls  on the mortgage  loans in the related  Loan Group,  to the extent not  covered by  Compensating  Interest  paid by a Servicer or the Master
Servicer,  (b) interest  shortfalls  on the  mortgage  loans in the related Loan
Group  resulting from the application of the Relief Act or similar state law and
(c) the  interest  portion of any Realized  Losses on the mortgage  loans in the related Loan Group.  The  applicable  Senior  Percentage of Prepayment  Interest
Shortfalls and interest shortfalls  resulting from the application of the Relief
Act will be  allocated  among the Group II Senior  Certificates  in the  related
Certificate  Group in proportion to the amount of Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such  shortfalls.  The applicable Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls  resulting  from the  application of the Relief Act will be allocated among the Group II  Subordinate  Certificates  in  proportion  to the  amount of
Accrued  Certificate  Interest  that  would have been  allocated  thereto in the absence of such shortfalls.  Accrued  Certificate  Interest is calculated on the basis  of a  360-day  year  consisting  of  twelve  30-day  months.  No  Accrued
Certificate  Interest  will be  payable  with  respect  to any class of Group II
Certificates  after the distribution  date on which the outstanding  Certificate
Principal Balance of such Certificate has been reduced to zero.

Aggregate  Subordinate  Optimal  Principal  Amount - The sum of the  Subordinate
Optimal Principal Amounts for all Loan Groups in Loan Group II.

Agreement - The Pooling and Servicing  Agreement,  dated as of February 1, 2005, among the Depositor,  the Seller,  Wells Fargo Bank,  National  Association,  as
master servicer and securities administrator, and the Trustee.

Allocable Share - With respect to any class of Group II Subordinate Certificates on any distribution date will generally equal such class's pro rata share (based on the  Certificate  Principal  Balance of each class  entitled  thereto) of the
Aggregate Subordinate Optimal Principal Amount; provided, however, that no class of  Group  II  Subordinate  Certificates  (other  than  the  class  of  Group II
Subordinate  Certificates  with  the  lowest  numerical  designation)  shall  be entitled on any distribution date to receive  distributions  pursuant to clauses
(2), (3) and (5) of the  definition  of  Subordinate  Optimal  Principal  Amount unless  the Class  Prepayment  Distribution  Trigger  for the  related  class is satisfied for such distribution date.  Notwithstanding the foregoing,  if on any distribution  date the  Certificate  Principal  Balance of any class of Group II
Subordinate  Certificates  for which the related Class  Prepayment  Distribution
Trigger was satisfied on such  distribution date is reduced to zero, any amounts distributable  to  such  class  pursuant  to  clauses  (2),  (3)  and (5) of the definition of Subordinate Optimal Principal Amount to the extent of such class's remaining  Allocable  Share,  shall be distributed  to the remaining  classes of
Group II Subordinate  Certificates in reduction of their respective  Certificate
Principal Balances,  sequentially,  to the Group II Subordinate  Certificates in the order of their numerical Class designations.

Applied  Realized  Loss  Amount - With  respect  to any class of Group I Offered
Certificates  and as to any  distribution  date, the sum of the Realized  Losses with respect to the related mortgage loans, which have been applied in reduction of the  Certificate  Principal  Balance of such class, in an amount equal to the amount, if any, by which, (i) the aggregate Certificate Principal Balance of all of the Group I  Certificates  (after  all  distributions  of  principal  on such distribution  date) exceeds (ii) the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date.

Available Funds - For any distribution date and each Loan Group included in Loan
Group II, an amount which generally includes,  (1) all previously  undistributed payments on account of principal  (including  the  principal  portion of Monthly
Payments,  Principal  Prepayments  and the principal  amount of Net  Liquidation
Proceeds)  and all  previously  undistributed  payments  on account of  interest received  after the Cut-Off  Date and on or prior to the  related  Determination
Date, in each case,  from the mortgage loans in the related Loan Group,  (2) any
Monthly Advances and Compensating  Interest Payments made by the Master Servicer or a Servicer for such distribution date in respect of the mortgage loans in the related  Loan  Group,  (3) any  amounts  reimbursed  by the Master  Servicer  in connection with losses on certain eligible  investments for the related mortgage loans and (4) any amount  allocated  from the  Available  Funds of another  Loan
Group  in   accordance   with   paragraph   (H)   under   "Description   of  the
Certificates-Distributions  on the  Group  II  Certificates",  net  of (x)  fees payable to, and amounts reimbursable to, the Master Servicer, the Servicers, the
Securities  Administrator,  the  Trustee  and any  custodian  as provided in the
Agreement  and (y)  investment  earnings  on  amounts  on  deposit in the Master
Servicer Collection Account and the Distribution Account.

Bankruptcy Loss - Any loss resulting from a bankruptcy court, in connection with a personal bankruptcy of a mortgagor,  (1) establishing the value of a mortgaged property  at an  amount  less  than the  Outstanding  Principal  Balance  of the mortgage loan secured by such  mortgaged  property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk Shortfall Carry Forward Amount - As of any distribution  date for the
Group I Offered  Certificates,  the sum of the  Basis  Risk  Shortfall  for such distribution  date and the Basis Risk  Shortfall  for all previous  distribution dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such distribution date.

Basis Risk Shortfall - If on the distribution  date the Pass-Through  Rate for a class of Group I Offered Certificates is based upon the applicable Net Rate Cap, the excess, if any of:

          1. The amount of  Current  Interest  that such  class  would have been entitled  to  receive  on such  distribution  date had the  applicable pass-though  rate been  calculated  at a per annum  rate  equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50%, over

          2. The amount of Current  Interest  on such class  calculated  using a pass-though  rate  equal  to the  applicable  Net  Rate  Cap for  such distribution date.

Book-entry  Certificates - The Senior  Certificates and the Offered  Subordinate
Certificates issued, maintained and transferred at the DTC.

Business  Day - Generally  any day other than a  Saturday,  a Sunday or a day on which the New York  Stock  Exchange  or  Federal  Reserve  is closed or on which banking  institutions  in New York  City or in the  jurisdiction  in  which  the
Trustee,  the Securities  Administrator,  the Master Servicer,  Custodian or any
Servicer is located are obligated by law or executive order to be closed.

Cap Contracts - The interest rate cap contracts  that the Trustee,  on behalf of the Trust,  entered  into with respect to the Class  I-A-1,  Class I-M-1,  Class
I-M-2,   Class  I-B-1,  Class  I-B-2  and  Class  I-B-3  Certificates  with  the
Counterparty  for the benefit of the holders of the Class  I-A-1,  Class  I-M-1,
Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Certificate  Group  -  With  respect  to  Loan  Group  II-1,  the  Class  II-A-1
Certificates,  with respect to Loan Group II-2,  the Class II-A-2a  Certificates and the Class II-A-2b  Certificates,  with respect to Loan Group II-3, the Class
II-A-3  Certificates,  with  respect  to  Loan  Group  II-4,  the  Class  II-A-4
Certificates and the Class II-X-4 Certificates, with respect to Loan Group II-5, the Class II-A-5 Certificates and the Class II-X-5 Certificates and with respect to Loan Group II-6, the Class II-A-6 Certificates.

Certificate  Owner - Any  person  who is the  beneficial  owner of a  Book-entry
Certificate.

Certificate  Principal Balance - With respect to any Certificate (other than the
Class  II-X-4  Certificates  and  the  Class  II-X-5  Certificates)  as  of  any
distribution date will equal such Certificate's  initial principal amount on the
Closing Date plus,  in the case of a  Subordinate  Certificate,  any  Subsequent
Recoveries added to the Certificate  Principal Balance of such  Certificate,  as described under "Description of the  Certificates-Allocation of Realized Losses;
Subordination" in this prospectus supplement,  and as reduced by (1) all amounts allocable to principal previously  distributed with respect to such Certificate,
(2) solely in the case of a Group II Certificate,  the principal  portion of all
Realized  Losses  (other  than  Realized  Losses  resulting  from  Debt  Service
Reductions)  previously  allocated to such Certificate  (taking into account the applicable  Loss  Allocation  Limitation),  (3)  solely in the case of a Group I
Certificate,  any  Applied  Realized  Loss  Amounts  allocated  to such class on previous distribution dates and (4) solely in the case of a Group II Subordinate
Certificate,  such  Certificate's  pro rata share,  if any,  of the  Subordinate
Certificate Writedown Amount for previous distribution dates.

Certificates - The Group I Certificates and the Group II Certificates.

Class Prepayment  Distribution  Trigger - A test, which shall be satisfied for a class  of Group  II  Subordinate  Certificates  for a  distribution  date if the fraction  (expressed as a  percentage),  the numerator of which is the aggregate
Certificate  Principal  Balance  of such  class  and  each  class  of  Group  II
Subordinate  Certificates  subordinate  thereto,  if any, and the denominator of which is the Stated Principal  Balances of all of the group II mortgage loans as of the related Due Date, equals or exceeds such percentage  calculated as of the
Closing Date.

Class  I-A-1  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any, of:

          1. the Certificate  Principal Balance of the Class I-A-1  Certificates
          immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such  distribution date multiplied by the
                    sum  of  (x)  approximately   14.60%  and  (y)  the  Current
                    Specified   Overcollateralization    Percentage   for   such
                    distribution date.

Class  I-B-1  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any of:

          1. the Certificate  Principal Balance of the Class I-B-1  Certificates
          immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the sum of

                    (1)  the  Certificate  Principal  Balance of the Class I-A-1
                         Certificates  (after taking into account the payment of
                         the Class I-A-1 Principal  Distribution  Amount on such
                         distribution date),

                    (2)  the  Certificate  Principal  Balance of the Class I-M-1
                         certificates  (after taking into account the payment of
                         the Class I-M-1 Principal  Distribution  Amount on such
                         distribution date),

                    (3)  the  Certificate  Principal  Balance of the Class I-M-2
                         certificates  (after taking into account the payment of
                         the Class I-M-2 Principal  Distribution  Amount on such
                         distribution date), and

                    (4)  the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date multiplied by
                         the sum of (x) approximately  3.20% and (y) the Current
                         Specified  Overcollateralization  Percentage  for  such
                         distribution date.

Class  I-B-2  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any of:

          1. the Certificate  Principal Balance of the Class I-B-2  certificates immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the sum of

                    (1)  the  Certificate  Principal  Balance of the Class I-A-1
                         Certificates  (after taking into account the payment of
                         the Class I-A-1 Principal  Distribution  Amount on such
                         distribution date),

                    (2)  the  Certificate  Principal  Balance of the Class I-M-1
                         certificates  (after taking into account the payment of
                         the Class I-M-1 Principal  Distribution  Amount on such
                         distribution date),

                    (3)  the  Certificate  Principal  Balance of the Class I-M-2
                         certificates  (after taking into account the payment of
                         the Class I-M-2 Principal  Distribution  Amount on such
                         distribution date),

                    (4)  the  Certificate  Principal  Balance of the Class I-B-1
                         certificates  (after taking into account the payment of
                         the Class I-B-1 Principal  Distribution  Amount on such
                         distribution date), and

                    (5)  the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date multiplied by
                         the sum of (x) approximately  1.60% and (y) the Current
                         Specified  Overcollateralization  Percentage  for  such
                         distribution date.

Class  I-B-3  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any of:

          1. the Certificate  Principal Balance of the Class I-B-3  certificates immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the sum of

                    (1)  the  Certificate  Principal  Balance of the Class I-A-1
                         Certificates  (after taking into account the payment of
                         the Class I-A-1 Principal  Distribution  Amount on such
                         distribution date),

                    (2)  the  Certificate  Principal  Balance of the Class I-M-1
                         certificates  (after taking into account the payment of
                         the Class I-M-1 Principal  Distribution  Amount on such
                         distribution date),

                    (3)  the  Certificate  Principal  Balance of the Class I-M-2
                         certificates  (after taking into account the payment of
                         the Class I-M-2 Principal  Distribution  Amount on such
                         distribution date),

                    (4)  the  Certificate  Principal  Balance of the Class I-B-1
                         certificates  (after taking into account the payment of
                         the Class I-B-1 Principal  Distribution  Amount on such
                         distribution date),

                    (5)  the  Certificate  Principal  Balance of the Class I-B-2
                         certificates  (after taking into account the payment of
                         the Class I-B-2 Principal  Distribution  Amount on such
                         distribution date), and

                    (6)  the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date multiplied by
                         the Current Specified Overcollateralization  Percentage
                         for such distribution date.

Class  I-M-1  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any of:

          1. the Certificate  Principal Balance of the Class I-M-1  certificates immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the sum of

                    (1)  the  Certificate  Principal  Balance of the Class I-A-1
                         Certificates  (after taking into account the payment of
                         the Class I-A-1 Principal  Distribution  Amount on such
                         distribution date), and

                    (2)  the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date multiplied by
                         the sum of (x) approximately  9.00% and (y) the Current
                         Specified  Overcollateralization  Percentage  for  such
                         distribution date.

Class  I-M-2  Principal  Distribution  Amount - With  respect to any  applicable distribution date, an amount equal to the excess, if any of:

          1. the Certificate  Principal Balance of the Class I-M-2  certificates immediately prior to such distribution date over

          2. the excess of

               (a)  the  aggregate  Stated  Principal  Balance  of the  group  I mortgage loans for such distribution date, over

               (b)  the sum of

                    (1)  the  Certificate  Principal  Balance of the Class I-A-1
                         Certificates  (after taking into account the payment of
                         the Class I-A-1 Principal  Distribution  Amount on such
                         distribution date),

                    (2)  the  Certificate  Principal  Balance of the Class I-M-1
                         certificates  (after taking into account the payment of
                         the Class I-M-1 Principal  Distribution  Amount on such
                         distribution date), and

                    (3)  the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date multiplied by
                         the sum of (x) approximately  5.00% and (y) the Current
                         Specified  Overcollateralization  Percentage  for  such
                         distribution date.

Closing Date - February 28, 2005.

Compensating  Interest - Any payments made by the Master  Servicer or a Servicer from its own funds to cover Prepayment Interest Shortfalls.

Counterparty - Wells Fargo Bank, National Association.

Countrywide - Countrywide Home Loans, Inc.

Countrywide Servicing - Countrywide Home Loans Servicing LP.

CPR - A constant rate of prepayment on the mortgage loans.

Cross-Over  Date - The  distribution  date on which  the  Certificate  Principal
Balances of the Group II Subordinate Certificates are reduced to zero.

Current  Interest - With  respect to each class of Group I Offered  Certificates and the Class  I-B-3  Certificates  and each  distribution  date,  the  interest accrued at the applicable  pass-through rate for the applicable Interest Accrual
Period on the  Certificate  Principal  Balance  of such  class  plus any  amount previously distributed with respect to interest for such class that is recovered as a voidable  preference by a trustee in bankruptcy,  reduced by any Prepayment
Interest Shortfall to the extent not covered by Compensating  Interest Payments, and any  shortfalls  resulting  from the  application of the Relief Act, in each case to the extent  allocated to such class of  Certificates  as described under clause First in  "Description of the  Certificates-Distributions  on the Group I
Certificates" in this prospectus supplement.

Current Specified Overcollateralization  Percentage - For any distribution date,
a  percentage  equivalent  of  a  fraction,   the  numerator  of  which  is  the
Overcollateralization   Target  Amount  for  such   distribution  date  and  the
denominator of which is the aggregate  Stated  Principal  Balance of the group I mortgage loans for such distribution date.

Cut-Off Date - February 1, 2005.

Debt Service  Reduction - A Bankruptcy  Loss that results from a court  reducing the amount of the monthly  payment on the related  mortgage  loan, in connection with the personal bankruptcy of a mortgagor.

Deficient  Valuation - A Bankruptcy  Loss that results if a court, in connection with a personal bankruptcy of a mortgagor,  establishes the value of a mortgaged property at an amount  less than the unpaid  principal  balance of the  mortgage loan secured by such mortgaged property.

Determination  Date - With  respect to any  distribution  date and the  mortgage loans is the date specified in the applicable Servicing Agreement.

Due Date - With respect to each mortgage  loan,  the date in each month on which its  Monthly  Payment  is due if such due date is the  first  day of a month and otherwise  is deemed to be the first day of the  following  month or such  other date specified in the applicable Servicing Agreement.

Due Period - With respect to any distribution date, the period commencing on the second day of the month preceding the calendar month in which such  distribution date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC - EMC Mortgage Corporation.

Excess Cashflow - With respect to any  distribution  date, the Remaining  Excess
Spread for such distribution date.

Excess Spread - With respect to any  distribution  date, the excess,  if any, of the  Interest  Funds  for such  distribution  date  over the sum of the  Current
Interest on the Group I Offered  Certificates and Interest Carry Forward Amounts
on the Group I Senior Certificates on such distribution date.

Extra Principal Distribution Amount - With respect to any distribution date, the lesser of (a) the excess, if any, of the Overcollateralization Target Amount for
such   distribution  date  over  the   Overcollateralization   Amount  for  such
distribution date and (b) the Excess Spread for such distribution date.

Group I  Certificates  - The  Group I  Offered  Certificates,  the  Class  I-B-3
Certificates, the Class XP Certificates and the Class B-IO Certificates.

Group I Offered  Certificates - The Class I-A-1, Class I-M-1, Class I-M-2, Class
I-B-1 and Class I-B-2 Certificates.

Group I Senior Certificates - The Class I-A-1 Certificates.

Group I Subordinate  Certificates - The Class I-M-1,  Class I-M-2,  Class I-B-1,
Class I-B-2 and Class I-B-3 Certificates.

Group II  Certificates  - The  Group II  Senior  Certificates  and the  Group II
Subordinate Certificates.

Group II Offered  Certificates - The Group II Senior  Certificates and the Group
II Offered Subordinate Certificates .

Group II Offered  Subordinate  Certificates  - The Class  II-B-1,  Class II-B-2,
Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

Group II Senior Certificates - The Class II-A-1,  Class II-A-2a,  Class II-A-2b,
Class II-A-3,  Class II-A-4,  Class II-X-4, Class II-A-5, Class II-X-5 and Class
II-A-6 Certificates.

Group II  Subordinate  Certificates  - The Class  II-B-1,  Class  II-B-2,  Class
II-B-3,  Class II-B-4, Class II-B-5, Class II-B-6, Class II-B-7 and Class II-B-8
Certificates.

Insurance  Proceeds - Amounts  paid by an  insurer  under any  primary  mortgage insurance policy,  standard hazard insurance  policy,  flood insurance policy or title insurance  policy  covering any mortgage loan or mortgaged  property other than amounts  required to be paid over to the  mortgagor  pursuant to law or the related  mortgage  note and other than  amounts  used to repair or  restore  the mortgaged  property or to  reimburse  certain  expenses,  including  the related servicer's  costs and expenses  incurred in connection  with  presenting  claims under the related insurance policies.

Interest  Accrual Period - For each class of Group II  Certificates  and for any distribution  date,  the  one-month  period  preceding  the month in which  such distribution  date occurs.  The Interest  Accrual Period for the Group I Offered
Certificates  and the  Class  I-B-3  Certificates  will be the  period  from and including the preceding distribution date (or from the Closing Date, in the case of the first  distribution  date) to and  including the day prior to the current distribution date.

Interest  Carry  Forward  Amount - With respect to each class of Group I Offered
Certificates and the Class I-B-3  Certificates and the first  distribution date, zero, and for each distribution date thereafter, the sum of:

          1.   the excess of

               (a)  Current  Interest  for  such  class  with  respect  to prior distribution dates, over

               (b)  the amount  actually  distributed to such class with respect to interest on or after such prior distribution dates, and

          2.   interest on such excess (to the extent  permitted  by  applicable law)  at the  applicable  pass-  through  rate  for  the  related
               Interest  Accrual  Period  including the Interest  Accrual Period relating to such distribution date.

Interest  Funds - With respect to Loan Group I and any  distribution  date,  the sum, without duplication, of

          1.   all  scheduled  interest  collected  in  respect  of the  group I mortgage  loans  during the related Due Period,  less the related
               Servicing  Fee, if any,  and any related  amounts  required to be reimbursed to the Seller, any Servicer,  the Master Servicer, the
               Trustee,  the  Custodian  and  the  Securities  Administrator  as
               provided in the Agreement,

          2.   all advances  relating to interest on the group I mortgage  loans made by the related servicer or the Master Servicer,

          3.   all  Compensating  Interest  Payments with respect to the group I mortgage loans,

          4.   Liquidation  Proceeds  received  during  the  related  Prepayment
               Period  (or in the  case of  Subsequent  Recoveries,  during  the related  Due  Period),  to the extent such  Liquidation  Proceeds relate to interest, less all non-recoverable advances relating to interest and certain  expenses,  in each case with respect to the group I mortgage loans.

          5.   the interest  portion of proceeds from the group I mortgage loans that were repurchased during the related Due Period, and

          6.   the interest  portion of the purchase  price of the assets of the
               Trust upon exercise by the Seller or its designee of its optional termination right;

               minus

          7.   any  amounts  required  to  be  reimbursed  to  the  Seller,  the
               Depositor, a Servicer,  the Master Servicer,  the Custodian,  the
               Trustee or the  Securities  Administrator  and  allocated to Loan
               Group I, as provided in the Agreement.

Interest Only Certificates - The Class II-X-4  Certificates and the Class II-X-5
Certificates.

Lender  Paid  PMI  Rate -  With  respect  to  any  mortgage  loan  covered  by a lender-paid  primary mortgage  insurance  policy,  the premium to be paid by the applicable Servicer out of interest collections on the related mortgage loan.

Liquidated  Mortgage Loan - Any defaulted  mortgage loan as to which the related
Servicer has determined  that all amounts which it expects to recover from or on account of such mortgage loan have been recovered.

Liquidation  Proceeds - Amounts  received by a Servicer in  connection  with the liquidation  of a  defaulted  mortgage  loan  whether  through  trustee's  sale, foreclosure sale, any Insurance Proceeds, condemnation proceeds or otherwise and
Subsequent Recoveries.

Loan  Group - Any of Loan Group I, Loan Group II,  Loan Group  II-1,  Loan Group
II-2,  Loan Group II-3, Loan Group II-4, Loan Group II-5 and Loan Group II-6, as
applicable.

Loan Group I - The pool of mortgage loans designated as Loan Group I.

Loan Group II - The pool of mortgage  loans  consisting  of the  mortgage  loans included in Loan Group II-1,  Loan Group II-2, Loan Group II-3, Loan Group II-4,
Loan Group II-5 and Loan Group II-6.

Loan Group II-1 - The pool of mortgage loans designated as Loan Group II-1.

Loan Group II-2 - The pool of mortgage loans designated as Loan Group II-2.

Loan Group II-3 - The pool of mortgage loans designated as Loan Group II-3.

Loan Group II-4 - The pool of mortgage loans designated as Loan Group II-4.

Loan Group II-5 - The pool of mortgage loans designated as Loan Group II-5.

Loan Group II-6 - The pool of mortgage loans designated as Loan Group II-6.

Loan-to-Value Ratio - The fraction,  expressed as a percentage, the numerator of which is the principal  balance at origination  and the  denominator of which is the lesser of the sales price at the time of  origination  of the mortgage  loan and the appraised value of the mortgaged property at origination.

Loss Allocation Limitation - As defined under "Description of the Certificates -
Allocation of Realized  Losses;  Subordination-Allocation  of Realized Losses on
the Group II Certificates".

Margin - With respect to any distribution date on or prior to the first possible optional  termination  date for the Group I Certificates and (i) the Class I-A-1
Certificates,  0.25% per annum,  (ii) the Class  I-M-1  Certificates,  0.50% per annum, (iii) the Class I-M-2 Certificates, 0.75% per annum, (iv) the Class I-B-1
Certificates,  1.30% per  annum,  (v) the Class  I-B-2  Certificates,  2.00% per annum; and (vi) the Class I-B-3 Certificates,  2.00% per annum; and with respect to any distribution date after the first possible optional  termination date for the Group I Certificates and (i) the Class I-A-1 Certificates,  0.50% per annum,
(ii) the Class  I-M-1  Certificates,  0.75%  per  annum,  (iii) the Class  I-M-2
Certificates,  1.125% per annum,  (iv) the Class I-B-1  Certificates,  1.90% per annum,  (v) the  Class  I-B-2  Certificates,  3.00% per annum and (vi) the Class
I-B-3 Certificates, 3.00% per annum.

Monthly  Advance - The aggregate of all payments of principal and interest,  net of the  Servicing  Fee,  that were due  during  the  related  Due  Period on the mortgage  loans and that were  delinquent  on the  related  Due Date (other than shortfalls in interest due to the application of the Relief Act or similar state law).

Master Servicer Compensation - As defined under "Pooling and Servicing Agreement
- Servicing and Other Compensation and Payment of Expenses".

Master Servicer - Wells Fargo Bank, National Association.

Monthly Payments - For any mortgage loan and any month, the scheduled payment or payments of principal  and interest due during such month on such  mortgage loan which either is payable by a mortgagor in such month under the related  mortgage note, or in the case of any mortgaged  property acquired through  foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related mortgage note.

Moody's - Moody's Investors Service, Inc., and any successor in interest.

Mortgage Loan Purchase Agreement - The Mortgage Loan Purchase  Agreement,  dated as of February 28, 2005, between the Depositor and the Seller.

Net Interest  Shortfalls - Has the meaning set forth under  "Description  of the
Certificates-Interest Distributions on the Group II Certificates."

Net Liquidation Proceeds - Are Liquidation Proceeds net of unreimbursed advances by the related  Servicer,  Monthly  Advances,  expenses  incurred by the related
Servicer  in  connection  with the  liquidation  of such  mortgage  loan and the related  mortgaged  property,  and any  other  amounts  payable  to the  related
Servicer under the related Servicing Agreement.

Net Rate - For any mortgage loan, the then applicable mortgage rate thereon less the sum of (1) the  Servicing Fee Rate and (2) the Lender Paid PMI Rate, if any,
attributable thereto, in each case expressed as a per annum rate.

Net Rate Cap - With  respect  to any  distribution  date and the Group I Offered
Certificates,  the  weighted  average  of the Net Rates on the group I  mortgage loans,  weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Notional  Amount - With  respect to any  distribution  date and the Class II-X-4
Certificates,   the   Certificate   Principal   Balance  of  the  Class   II-A-4
Certificates,  or with  respect to any  distribution  date and the Class  II-X-5
Certificates, the Certificate Principal Balance of the Class II-A-5 Certificates
(in each case before  taking  into  account  the  payment of  principal  on such
Certificates on such distribution date).

Offered Certificates - The Group I Offered Certificates and the Group II Offered
Certificates.

Offered Subordinate  Certificates - The Group I Subordinate Certificates and the
Group II Offered Subordinate Certificates.

Original  Group II  Subordinate  Principal  Balance - The aggregate  Certificate
Principal  Balance of the Group II  Subordinate  Certificates  as of the Closing
Date.

Outstanding  Principal  Balance - With respect to a mortgage loan, the principal balance of such mortgage  loan  remaining to be paid by the mortgagor or, in the case of an REO  Property,  the  principal  balance of the related  mortgage loan remaining to be paid by the  mortgagor at the time such property was acquired by the trust.

Overcollateralization  Amount  - With  respect  to any  distribution  date,  the excess,  if any, of (a) the aggregate  Stated  Principal  Balance of the group I mortgage  loans for such  distribution  date over (b) the aggregate  Certificate
Principal Balance of the Group I Offered Certificates (after taking into account the payment of principal other than any Extra Principal  Distribution  Amount on such Certificates).

Overcollateralization Target Amount - Approximately $2,114,704.

Prepayment Interest Shortfalls - Has the meaning set forth under "Description of the Certificates-Interest Distributions on the Group II Certificates."

Prepayment  Period - With respect to a  distribution  date,  the period from the sixteenth day of the calendar  month  preceding the calendar month in which such distribution  date occurs  through the close of business on the fifteenth day of the  calendar  month in which such  distribution  date occurs in the case of the mortgage  loans for which EMC is the  Servicer and such period as is provided in the related Servicing Agreement with respect to the remaining mortgage loans.

Principal  Distribution  Amount - With  respect to each  distribution  date,  an amount equal to

          1.   the sum of the Principal Funds for such distribution date, plus

          2.   any Extra  Principal  Distribution  Amount for such  distribution date.

Principal Funds - With respect to Loan Group I and any  distribution  dates, the sum, without duplication, of

          1.   the scheduled  principal  collected on the group I mortgage loans during  the  related  Due  Period or  advanced  on or before  the related servicer advance date,

          2.   prepayments in respect of the group I mortgage  loans,  exclusive of any prepayment  charges,  collected in the related  Prepayment
               Period,

          3.   the Stated  Principal  Balance of each group I mortgage loan that was  repurchased by the Depositor or the related  Servicer during the related Due Period,

          4.   the  amount,  if any,  by which the  aggregate  unpaid  principal balance  of any  replacement  mortgage  loans  is less  than  the aggregate unpaid principal  balance of any deleted mortgage loans
               delivered  by  the  related   Servicer  in   connection   with  a
               substitution  of a group I mortgage  loan  during the related Due
               Period,

          5.   all Liquidation  Proceeds collected during the related Prepayment
               Period  (or in the  case of  Subsequent  Recoveries,  during  the related Due Period) on the group I mortgage  loans, to the extent such Liquidation  Proceeds relate to principal,  less all related non-recoverable  advances relating to principal reimbursed during the related Due Period,

          6.   the principal  portion of the purchase price of the assets of the
               Trust  allocated  to Loan Group I upon the exercise by EMC or its designee of its  optional  termination  right with respect to the group I mortgage loans; minus

          7.   any amounts  required to be reimbursed to EMC, the  Depositor,  a
               Servicer, the Master Servicer, the Custodian,  the Trustee or the
               Securities  Administrator  and  allocated  to  Loan  Group  I, as provided in the Agreement.

Principal  Prepayment - Any payment or other recovery of principal on a mortgage loan which is received in advance of its  scheduled  Due Date to the extent that it is  not  accompanied  by an  amount  as to  interest  representing  scheduled interest due on any date or dates in any month or months subsequent to the month of  prepayment,  including  Insurance  Proceeds  and  Repurchase  Proceeds,  but
excluding the principal portion of Net Liquidation Proceeds received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies - Standard and Poor's, a division of The McGraw-Hill  Companies,
Inc. and Moody's Investors Service, Inc.

Realized Loss - With respect to a mortgage loan is (1) a Bankruptcy  Loss or (2)
as to any Liquidated  Mortgage Loan, the unpaid  principal  balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the Net Liquidation  Proceeds with respect to such mortgage  loan  and  the  related  mortgaged  property  that  are  allocated  to principal;  provided,  however,  that in the event the Master Servicer  receives
Subsequent  Recoveries  with  respect to any  mortgage  loan,  the amount of the
Realized  Loss with respect to that  mortgage loan will be reduced to the extent such  Subsequent  Recoveries  are  applied to reduce the  Certificate  Principal
Balance of any class of Certificates on any distribution date. Record Date - For each class of Group I Offered  Certificates and the Class I-B-3 Certificates and
each distribution  date, the Business Day preceding the applicable  distribution date so long as the Group I Offered  Certificates remain in book-entry form; and
otherwise the record date shall be the last Business Day of the month  preceding the month in which such  distribution  date  occurs.  For each class of Group II
Offered  Certificates and each  distribution  date, the close of business on the last business day of the month  preceding  the month in which such  distribution date occurs.

Remaining  Excess  Spread - With respect to any  distribution  date,  the Excess
Spread less any Extra Principal Distribution Amount for such distribution date.

REMIC Regular Certificates - All classes of Certificates other than the Residual
Certificates.

REO Property - A mortgage property acquired by the trust through  foreclosure or deed-in-lieu of foreclosure.

Repurchase Price - With respect to any mortgage loan required to be repurchased, an  amount  equal to the  excess  of (i) the sum of (a) 100% of the  Outstanding
Principal  Balance of such mortgage loan plus accrued but unpaid interest on the
Outstanding Principal Balance at the related mortgage rate through and including the last day of the month of repurchase  and (b) any costs and damages  incurred by the Trust in  connection  with any  violation  of such  mortgage  loan of any predatory  lending  laws over (ii) any  portion of the  Servicing  Fee,  Monthly
Advances or servicing advances payable to the purchaser of such mortgage loan.

Repurchase  Proceeds - The Repurchase Price in connection with any repurchase of a  mortgage  loan by the  Seller and any cash  deposit  in  connection  with the substitution of a mortgage loan. See  "Description of the  Securities-Assignment
of  Trust  Fund  Assets"  in  the   prospectus   and   "Pooling  and   Servicing
Agreement-Representations and Warranties" in this prospectus supplement.

Residual Certificates - The Class R Certificates and the Class R-X Certificates.

Rolling  Three-Month  Delinquency Average - With respect to a distribution date, the average of a fraction, calculated for that distribution date and each of the immediately  preceding  two  distribution  dates,  the numerator of which is the aggregate Stated Principal  Balance of the group I mortgage loans that are 60 or more days  delinquent as of the related  distribution  date  (including for this purpose any such mortgage  loans in bankruptcy  or  foreclosure  and the group I mortgage  loans with  respect to which the related  Mortgaged  Property has been acquired  by the Trust) and the  denominator  of which is the  aggregate  Stated
Principal Balance of group I mortgage loans as of the related distribution date.

Rules - The rules, regulations and procedures creating and affecting DTC and its operations.

S&P - Standard & Poor's, a division of The McGraw-Hill Companies,  Inc., and any successor thereto.

Senior  Certificates  - Group I Senior  Certificates  and the  Group  II  Senior
Certificates.

Senior  Optimal  Principal  Amount - With respect to each Loan Group included in
Loan Group II and each  distribution  date will be an amount equal to the sum of the following (but in no event greater than the aggregate  Certificate Principal
Balance of the related  Certificate Group immediately prior to such distribution date):

          (1) the applicable  Senior  Percentage of the principal portion of all
     Monthly Payments due on the mortgage loans in the related Loan Group on the related Due Date,  as  specified in the  amortization  schedule at the time applicable thereto (after adjustment for previous principal prepayments but before  any  adjustment  to such  amortization  schedule  by  reason of any bankruptcy  or similar  proceeding or any  moratorium or similar  waiver or grace period if the distribution date occurs prior to a Cross-Over Date);

          (2)  the  applicable  Senior  Prepayment   Percentage  of  the  Stated
     Principal Balance of each mortgage loan in the related Loan Group which was the subject of a prepayment in full received by the Master  Servicer during the applicable Prepayment Period;

          (3) the applicable Senior  Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
     Prepayment Period in respect of mortgage loans in the related Loan Group;

          (4) the lesser of (a) the applicable Senior  Prepayment  Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each  mortgage  loan in the related  Loan Group that became a
     Liquidated  Mortgage Loan during the related  Prepayment Period (other than mortgage loans described in the immediately  following clause (ii)) and all
     Subsequent  Recoveries received in respect of each Liquidated Mortgage Loan in the related Loan Group during the related Due Period and (ii) the Stated
     Principal  Balance of each such  mortgage  loan in the  related  Loan Group purchased  by an insurer  from the Trustee  during the  related  Prepayment
     Period pursuant to the related primary mortgage  insurance  policy, if any, or otherwise;  and (b) the applicable  Senior  Percentage of the sum of (i)
     the Stated  Principal  Balance of each  mortgage  loan in the related  Loan
     Group which became a Liquidated Mortgage Loan during the related Prepayment
     Period  (other  than  the  mortgage  loans  described  in  the  immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated  Mortgage Loan in the related Loan Group during the related
     Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related Loan Group that was purchased by an insurer from the Trustee during the  related  Prepayment  Period  pursuant  to the  related  primary mortgage insurance policy, if any or otherwise;

          (5) any amount  allocated to the  Available  Funds of the related Loan
     Group  in  accordance   with  paragraph  (H)  under   "Description  of  the
     Certificates-Distributions on the Group II Certificates;" and

          (6) the applicable Senior Prepayment  Percentage of the sum of (a) the
     Stated  Principal  Balance of each  mortgage loan in the related Loan Group which was  repurchased by the Seller in connection  with such  distribution date and (b) the  excess,  if any,  of the  Stated  Principal  Balance of a mortgage  loan in the  related  Loan  Group that has been  replaced  by the
     Seller  with a  substitute  mortgage  loan  pursuant to the  Mortgage  Loan
     Purchase  Agreement  in  connection  with such  distribution  date over the
     Stated Principal Balance of such substitute mortgage loan.

Senior  Percentage - With respect to each  Certificate  Group  related to a Loan
Group in Loan Group II and any distribution date, the lesser of (a) 100% and (b)
the percentage  obtained by dividing the  Certificate  Principal  Balance of the
Senior  Certificates in the related  Certificate  Group by the aggregate  Stated
Principal  Balance of the  mortgage  loans in the  related  Loan Group as of the beginning  of the related Due Period.  The initial  Senior  Percentage  for each
Certificate  Group  related  to a Loan  Group in Loan  Group II will be equal to approximately 92.70%.

Senior Prepayment  Percentage - The Senior Prepayment  Percentage for the Senior
Certificates of each Certificate Group related to a Loan Group in Loan Group II, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                          Senior Prepayment Percentage
March 2005 - February 2012                        100%
March 2012 - February 2013                        Senior Percentage for the related Senior  Certificates plus 70%
                                                  of the Subordinate Percentage for the related Loan Group.
March 2013 - February 2014                        Senior Percentage for the related Senior  Certificates plus 60%
                                                  of the Subordinate Percentage for the related Loan Group.
March 2014 - February 2015                        Senior Percentage for the related Senior  Certificates plus 40%
                                                  of the Subordinate Percentage for the related Loan Group.
March 2015 - February 2016                        Senior Percentage for the related Senior  Certificates plus 20%
                                                  of the Subordinate Percentage for the related Loan Group.
March 2016 and thereafter                         Senior Percentage for the related Senior Certificates.

-------------------------------------------------------------------------------------------------------------------

     No scheduled reduction to the Senior Prepayment  Percentage for the related
Certificate  Group shall be made as of any distribution  date unless,  as of the last day of the month preceding such  distribution date (1) the aggregate Stated
Principal  Balance of the group II mortgage loans in all Loan Groups  delinquent
60  days or more  (including  for  this  purpose  any  such  mortgage  loans  in foreclosure and such mortgage loans with respect to which the related  mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage  of the  aggregate  Certificate  Principal  Balance  of the  Group II
Subordinate  Certificates does not exceed 50% and (2) cumulative Realized Losses on the group II  mortgage  loans in all Loan Groups do not exceed (a) 30% of the aggregate  Certificate  Principal  Balance of the Original  Group II Subordinate
Principal  Balance if such  distribution date occurs between and including March
2012 and February 2013,  (b) 35% of the Original Group II Subordinate  Principal
Balance if such  distribution  date occurs between and including  March 2013 and
February 2014, (c) 40% of the Original Group II Subordinate Principal Balance if
such  distribution  date occurs  between and  including  March 2014 and February
2015,  (d) 45% of the Original Group II  Subordinate  Principal  Balance if such distribution date occurs between and including March 2015 and February 2016, and
(e)  50%  of the  Original  Group  II  Subordinate  Principal  Balance  if  such distribution date occurs during or after March 2016.

     In  addition,  if on any  distribution  date the  weighted  average  of the
Subordinate  Percentages for such  distribution date is equal to or greater than two times the weighted average of the initial Subordinate  Percentages,  and (a)
the aggregate  Stated  Principal  Balance of the group II mortgage  loans in all
Loan Groups  delinquent  60 days or more  (including  for this  purpose any such mortgage loans in foreclosure  and such mortgage loans with respect to which the related  mortgaged  property has been acquired by the trust),  averaged over the last six months, as a percentage of the aggregate  Certificate Principal Balance of the Group II  Subordinate  Certificates  does not exceed 50% and (b)(i) on or prior to the distribution date occurring in February 2008,  cumulative  Realized
Losses on the group II  mortgage  loans in all Loan  Groups as of the end of the related Prepayment Period do not exceed 20% of the Original Group II Subordinate
Principal  Balance and (ii) after the  distribution  date  occurring in February
2008,  cumulative  Realized  Losses on the group II  mortgage  loans in all Loan
Groups as of the end of the related  Prepayment  Period do not exceed 30% of the
Original Group II Subordinate Principal Balance,  then, in each case, the Senior
Prepayment  Percentage for the related Senior Certificates for such distribution date  will  equal the  Senior  Percentage  for the  related  Certificate  Group;
provided,  however, if on such distribution date the Subordinate  Percentage for the  related  Loan  Group is equal to or  greater  than two  times  the  initial
Subordinate  Percentage  on or  prior  to the  distribution  date  occurring  in
February 2008 and the above  delinquency and loss tests are met, then the Senior
Prepayment  Percentage for the Senior  Certificates  in the related  Certificate
Group for such  distribution  date,  will equal the Senior  Percentage  for such
Certificates plus 50% of the related Subordinate Percentage on such distribution date.

     Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the  aggregate  Certificate  Principal  Balance of the
Group II Senior Certificates  immediately  preceding such distribution date, and the  denominator  of which  is the  Stated  Principal  Balance  of the  group II mortgage  loans as of the  beginning  of the related Due  Period,  exceeds  such percentage as of the Cut-off Date,  then the Senior  Prepayment  Percentage with respect to all the Group II Senior  Certificates for such distribution date will equal 100%.

Servicers -  Countrywide  Servicing,  EMC and other  servicers  that service the mortgage loans.

Servicing  Agreements - The  servicing  agreements  specified  in the  Agreement between the Seller and the related Servicer.

Servicing  Fee - With respect to each  mortgage  loan, a fee that accrues at the servicing  fee rate,  as set forth  under the  heading  "Pooling  and  Servicing
Agreement-Servicing  and Other  Compensation  and Payment of  Expenses"  in this prospectus  supplement,  on the same principal  balance on which interest on the mortgage loan accrues for the calendar month.

Servicing  Fee Rate - For each  mortgage  loan will be (i)  0.250%  per annum or
0.375% per annum with respect to Countrywide, (ii) 0.375% per annum with respect to EMC and (iii) a per annum rate of 0.250%  per annum and 0.375% per annum,  as set forth on the mortgage loan schedule, with respect to other Servicers.

Special  Hazard  Loss - A  Realized  Loss  attributable  to  damage  or a direct physical loss suffered by a mortgaged property  (including any Realized Loss due to the presence or suspected  presence of hazardous  wastes or  substances  on a mortgaged  property)  other  than any such  damage or loss  covered  by a hazard policy or a flood insurance  policy required to be maintained in respect of such mortgaged  property  under the Agreement or any loss due to normal wear and tear or certain other causes.

Stated  Principal  Balance - With  respect to any group I mortgage  loan and any distribution  date: the principal  balance  thereof as of the Cut-off Date minus the sum of (1) the principal  portion of the scheduled monthly payments due from mortgagors  with respect to such mortgage loan due during each Due Period ending prior to such  distribution  date (and  irrespective of any delinquency in their payment),  (2) all  Principal  Prepayments  with respect to such  mortgage  loan received prior to or during the related  Prepayment  Period, and all liquidation proceeds  to the  extent  applied  by the  related  Servicer  as  recoveries  of principal in accordance  with the Agreement or the related  Servicing  Agreement that were  received by the  related  Servicer as of the close of business on the last day of the Prepayment  Period related to such distribution date and (3) any
Realized Loss thereon incurred prior to or during the related Prepayment Period.

With respect to any group II mortgage loan and any  distribution  date,  (1) the unpaid  principal  balance of such  mortgage loan as of the close of business on the related Due Date (taking account of the principal payment to be made on such
Due Date and  irrespective of any  delinquency in its payment),  as specified in the amortization schedule at the time relating thereto (before any adjustment to such  amortization  schedule by reason of any  bankruptcy or similar  proceeding occurring  after the Cut-off  Date (other  than a  Deficient  Valuation)  or any moratorium or similar waiver or grace period) less (2) any Principal Prepayments and the principal  portion of any Net  Liquidation  Proceeds  received during or prior to the immediately preceding Prepayment Period.

     The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date - the earlier to occur of

          1.   the  distribution   date  on  which  the  aggregate   Certificate
               Principal  Balance  of the Group I Senior  Certificates  has been reduced to zero and

          2.   the later to occur of

               (a)  the distribution date occurring in March 2008 and

               (b)  the  first  distribution  date  for  which  the  sum  of the aggregate  Certificate  Principal  Balance  of the  Group  I
                    Subordinate   Certificates  and  the   Overcollateralization
                    Amount divided by the sum of the Stated  Principal  Balances of the group I mortgage loans for such distribution date, is greater than or equal to approximately 15.40%.

Subordinate  Certificate  Writedown  Amount  -  With  respect  to the  Group  II
Subordinate  Certificates,  the  amount by which (x) the sum of the  Certificate
Principal  Balances of the Group II  Certificates  (after  giving  effect to the distribution  of principal and the allocation of Realized Losses in reduction of the  Certificate  Principal  Balances  of the  Group  II  Certificates  on  such distribution  date)  exceeds (y) the Stated  Principal  Balances of the group II mortgage loans on the Due Date related to such distribution date.

Subordinate Certificates - The Group I Subordinate Certificates and the Group II
Subordinate Certificates.

Subordinate  Optimal  Principal Amount - With respect to any Loan Group included in Loan Group II and each  distribution  date will be an amount equal to the sum of the  following  (but in no  event  greater  than  the  aggregate  Certificate
Principal Balance of the Group II Subordinate  Certificates immediately prior to such distribution date):

          (1) the related Subordinate Percentage of the principal portion of all
     Monthly Payments due on each mortgage loan in the related Loan Group on the related Due Date,  as  specified in the  amortization  schedule at the time applicable thereto (after adjustment for previous principal prepayments but before  any  adjustment  to such  amortization  schedule  by  reason of any bankruptcy  or similar  proceeding or any  moratorium or similar  waiver or grace period);

          (2)  the  related  Subordinate  Prepayment  Percentage  of the  Stated
     Principal Balance of each mortgage loan in the related Loan Group which was the subject of a prepayment in full received by the Master  Servicer during the applicable Prepayment Period;

          (3) the related  Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal  received in respect of mortgage loans in the related Loan Group during the applicable Prepayment Period;

          (4) the excess, if any, of (a) the Net Liquidation  Proceeds allocable to principal  received in respect of each mortgage loan in the related Loan
     Group that became a Liquidated  Mortgage Loan during the related Prepayment
     Period and all Subsequent Recoveries received in respect of each Liquidated
     Mortgage Loan during the related Due Period over (b) the sum of the amounts distributable  to the  holders of the Senior  Certificates  in the  related
     Certificate  Group  pursuant  to clause  (4) of the  definition  of "Senior
     Optimal Principal Amount" on such distribution date;

          (5) the related  Subordinate  Prepayment  Percentage of the sum of (a)
     the Stated  Principal  Balance of each  mortgage in the related  Loan Group
     loan  which  was   repurchased  by  the  Seller  in  connection  with  such
     distribution  date  and (b) the  difference,  if any,  between  the  Stated
     Principal  Balance of a mortgage  loan in the  related  Loan Group that has been replaced by the Seller with a substitute mortgage loan pursuant to the mortgage loan purchase  agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan; and

          (6) on the  distribution  date  on  which  the  aggregate  Certificate
     Principal  Balance of the Senior  Certificates  in the related  Certificate
     Group have all been reduced to zero,  100% of the Senior Optimal  Principal
     Amount for such Senior Certificates.

Subordinate  Percentage  - As of any  distribution  date and with respect to any
Loan Group included in Loan Group II, 100% minus the related  Senior  Percentage for the related Certificate Group. The initial  Subordinate  Percentage for each
Loan Group in Loan Group II will be approximately 7.30%.

Subordinate  Prepayment  Percentage - With respect to any Loan Group included in
Loan Group II, and as of any distribution date, 100% minus the Senior Prepayment
Percentage for the Senior Certificates in the related Certificate Group.

Subsequent Recoveries - As of any distribution date, amounts received during the related Due Period by the Master  Servicer or surplus amounts held by the Master
Servicer to cover estimated expenses (including,  but not limited to, recoveries
in  respect  of  the   representations   and  warranties  made  by  the  Seller)
specifically  related to a liquidated  mortgage  loan or  disposition  of an REO property  prior to the related  Prepayment  Period  that  resulted in a Realized
Loss, after liquidation or disposition of such mortgage loan.

Trigger  Event - With  respect to a  distribution  date on or after the Stepdown
Date,  an event that  exists if either (i) the Rolling  Three-Month  Delinquency
Average  exceeds 40% of a  fraction,  the  numerator  of which is the sum of the
Certificate  Principal Balances of the Group I Subordinate  Certificates and the
Overcollateralization  Amount,  in each  case  after  taking  into  account  the distribution of the Principal  Distribution Amount on such distribution date and the denominator of which is the aggregate Stated Principal  Balance of the group
I  mortgage  loans  for such  distribution  date or (ii) the  percentage  of the cumulative losses on the group I mortgage loans as of such date of determination is greater than the  applicable  percentage  listed  below of  aggregate  Stated
Principal Balance of the group I mortgage loans as of the closing date:

                                   Months      Percentage
                                  37 - 48          0.75%
                                  49 - 60          1.25%
                                  61 - 72          1.50%
                                    73+            1.75%

Trust - Bear Stearns ALT-A Trust 2005-2.

Trustee - JPMorgan Chase Bank, National Association

Unpaid  Realized  Loss  Amount - With  respect  to any  class of Group I Offered
Certificates and as to any distribution date, the excess of

          1.   Applied Realized Loss Amounts with respect to such class over

          2.   the sum of all distributions in reduction of the Applied Realized
               Loss Amounts on all previous distribution dates.

          Any amounts distributed to a class of Group I Offered  Certificates in respect of any Unpaid  Realized  Loss  Amount will not be applied to reduce the Certificate Principal Balance of such Class.

Weighted  Average  Net Rate - With  respect to any Loan  Group and  distribution date,  the weighted  average of the Net Rates of the mortgage loans in such Loan
Group,  weighted in proportion to the respective  outstanding principal balances of such mortgage loans.

Wells Fargo - Wells Fargo Bank, National Association.

                                                                                                            ANNEX I

Distribution Date        Class I-A-1        Class I-A-1        Class I-M-1      Class I-M-1    Class I-M-2      Class I-M-2
                           Notional            Strike            Notional          Strike       Notional       Strike Rate(%)
                           Balance($)          Rate(%)          Balance($)         Rate(%)      Balance($)
    March 2005        487,968,000.00           5.63           14,803,000.00        5.38       10,574,000.00         5.13
    April 2005        475,938,002.59           5.63           14,803,000.00        5.38       10,574,000.00         5.13
     May 2005         464,181,094.40           5.63           14,803,000.00        5.38       10,574,000.00         5.13
    June 2005         452,691,537.46           6.08           14,803,000.00        5.83       10,574,000.00         5.58
    July 2005         441,463,217.95           6.08           14,803,000.00        5.83       10,574,000.00         5.58
   August 2005        430,490,063.32           6.08           14,803,000.00        5.83       10,574,000.00         5.58
  September 2005      419,769,095.20           6.08           14,803,000.00        5.83       10,574,000.00         5.58
   October 2005       409,291,707.53           6.08           14,803,000.00        5.83       10,574,000.00         5.58
  November 2005       399,052,372.23           6.08           14,803,000.00        5.83       10,574,000.00         5.58
  December 2005       389,045,823.03           6.20           14,803,000.00        5.95       10,574,000.00         5.70
   January 2006       379,266,637.08           6.20           14,803,000.00        5.95       10,574,000.00         5.70
  February 2006       369,709,654.10           6.20           14,803,000.00        5.95       10,574,000.00         5.70
    March 2006        360,369,830.87           6.20           14,803,000.00        5.95       10,574,000.00         5.70
    April 2006        351,242,238.49           6.20           14,803,000.00        5.95       10,574,000.00         5.70
     May 2006         342,322,059.87           6.20           14,803,000.00        5.95       10,574,000.00         5.70
    June 2006         333,604,587.15           6.20           14,803,000.00        5.95       10,574,000.00         5.70
    July 2006         325,085,219.23           6.20           14,803,000.00        5.95       10,574,000.00         5.70
   August 2006        316,759,459.36           6.20           14,803,000.00        5.95       10,574,000.00         5.70
  September 2006      308,623,521.66           6.20           14,803,000.00        5.95       10,574,000.00         5.70
   October 2006       300,672,474.48           6.20           14,803,000.00        5.95       10,574,000.00         5.70
  November 2006       292,902,121.06           6.20           14,803,000.00        5.95       10,574,000.00         5.70
  December 2006       285,304,873.26           6.20           14,803,000.00        5.95       10,574,000.00         5.70
   January 2007       277,880,128.14           7.36           14,803,000.00        7.11       10,574,000.00         6.86
  February 2007       270,622,203.00           7.36           14,803,000.00        7.11       10,574,000.00         6.86
    March 2007        263,528,792.81           7.36           14,803,000.00        7.11       10,574,000.00         6.86
    April 2007        256,596,711.42           7.36           14,803,000.00        7.11       10,574,000.00         6.86
     May 2007         249,822,294.66           7.36           14,803,000.00        7.11       10,574,000.00         6.86
    June 2007         243,201,961.46           7.36           14,803,000.00        7.11       10,574,000.00         6.86
    July 2007         236,732,229.72           7.74           14,803,000.00        7.49       10,574,000.00         7.24
   August 2007        230,409,660.61           7.74           14,803,000.00        7.49       10,574,000.00         7.24
  September 2007      224,230,688.16           7.74           14,803,000.00        7.49       10,574,000.00         7.24
   October 2007       218,192,277.64           7.74           14,803,000.00        7.49       10,574,000.00         7.24
  November 2007       212,291,137.80           7.74           14,803,000.00        7.49       10,574,000.00         7.24
  December 2007       206,517,856.92           7.74           14,803,000.00        7.49       10,574,000.00         7.24
   January 2008       200,875,012.24           8.25           14,803,000.00        8.00       10,574,000.00         7.75
  February 2008       195,360,404.38           8.25           14,803,000.00        8.00       10,574,000.00         7.75
    March 2008        189,971,400.03           8.25           14,803,000.00        8.00       10,574,000.00         7.75
    April 2008        189,971,400.03           8.25           13,039,949.55        8.00        9,016,921.23         7.75
     May 2008         185,993,224.03           8.25           12,334,983.91        8.00        8,811,059.91         7.75
    June 2008         181,698,389.96           8.25           12,053,354.58        8.00        8,609,887.95         7.75
    July 2008         177,501,392.71           8.25           11,778,140.81        8.00        8,413,298.72         7.75
   August 2008        173,400,007.40           8.25           11,509,196.68        8.00        8,221,187.98         7.75
  September 2008      169,392,059.64           8.25           11,246,379.63        8.00        8,033,453.91         7.75
   October 2008       165,475,424.46           8.25           10,989,550.31        8.00        7,849,996.96         7.75
  November 2008       161,648,025.13           8.25           10,738,572.53        8.00        7,670,719.85         7.75
  December 2008       157,907,832.09           8.25           10,493,313.22        8.00        7,495,527.53         7.75
   January 2009       154,252,861.90           8.25           10,253,642.31        8.00        7,324,327.08         7.75
  February 2009       150,681,176.15           8.25           10,019,432.69        8.00        7,157,027.72         7.75
    March 2009        147,190,880.46           8.25           9,790,560.14         8.00        6,993,540.70         7.75
    April 2009        143,780,123.49           8.25           9,566,903.26         8.00        6,833,779.31         7.75
     May 2009         140,447,095.94           8.25           9,348,343.41         8.00        6,677,658.80         7.75
    June 2009         137,190,029.62           8.25           9,134,764.64         8.00        6,525,096.35         7.75
    July 2009         134,007,196.52           8.25           8,926,053.63         8.00        6,376,011.02         7.75
   August 2009        130,896,907.85           8.25           8,722,099.65         8.00        6,230,323.70         7.75
  September 2009      127,857,513.21           8.25           8,522,794.48         8.00        6,087,957.09         7.75
   October 2009       124,887,388.83           8.25           8,328,031.62         8.00        5,948,835.13         7.75
  November 2009       121,984,726.55           8.25           8,137,692.53         8.00        5,812,873.12         7.75

 Distribution Date     Class I-B-1      Class I-B-1        Class I-B-2       Class            Class        Class I-B-3
                        Notional          Strike            Notional         I-B-2           I-B-3           Strike
                        Balance($)          Rate(%)        Balance($)        Strike         Notional         Rate(%)
                                                                              Rate(%)      Balance($)
    March 2005         4,758,000.00         4.58         4,229,000.00         3.88       4,229,000.00        3.88
    April 2005         4,758,000.00         4.58         4,229,000.00         3.88       4,229,000.00        3.88
     May 2005          4,758,000.00         4.58         4,229,000.00         3.88       4,229,000.00        3.88
     June 2005         4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
     July 2005         4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
    August 2005        4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
  September 2005       4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
   October 2005        4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
   November 2005       4,758,000.00         5.03         4,229,000.00         4.33       4,229,000.00        4.33
   December 2005       4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   January 2006        4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   February 2006       4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
    March 2006         4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
    April 2006         4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
     May 2006          4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
     June 2006         4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
     July 2006         4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
    August 2006        4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
  September 2006       4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   October 2006        4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   November 2006       4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   December 2006       4,758,000.00         5.15         4,229,000.00         4.45       4,229,000.00        4.45
   January 2007        4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
   February 2007       4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
    March 2007         4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
    April 2007         4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
     May 2007          4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
     June 2007         4,758,000.00         6.31         4,229,000.00         5.61       4,229,000.00        5.61
     July 2007         4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
    August 2007        4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
  September 2007       4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
   October 2007        4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
   November 2007       4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
   December 2007       4,758,000.00         6.69         4,229,000.00         5.99       4,229,000.00        5.99
   January 2008        4,758,000.00         7.20         4,229,000.00         6.50       4,229,000.00        6.50
   February 2008       4,758,000.00         7.20         4,229,000.00         6.50       4,229,000.00        6.50
    March 2008         4,758,000.00         7.20         4,229,000.00         6.50       4,229,000.00        6.50
    April 2008         4,057,358.73         7.20         3,606,256.84         6.50       3,606,256.84        6.50
     May 2008          3,964,726.98         7.20         3,523,924.00         6.50       3,523,924.00        6.50
     June 2008         3,874,205.30         7.20         3,443,466.63         6.50       3,443,466.63        6.50
     July 2008         3,785,745.72         7.20         3,364,842.09         6.50       3,364,842.09        6.50
    August 2008        3,699,301.35         7.20         3,288,008.70         6.50       3,288,008.70        6.50
  September 2008       3,614,826.34         7.20         3,212,925.72         6.50       3,212,925.72        6.50
   October 2008        3,532,275.91         7.20         3,139,553.35         6.50       3,139,553.35        6.50
   November 2008       3,451,606.30         7.20         3,067,852.68         6.50       3,067,852.68        6.50
   December 2008       3,372,774.73         7.20         2,997,785.69         6.50       2,997,785.69        6.50
   January 2009        3,295,739.39         7.20         2,929,315.23         6.50       2,929,315.23        6.50
   February 2009       3,220,459.42         7.20         2,862,404.98         6.50       2,862,404.98        6.50
    March 2009         3,146,894.90         7.20         2,797,019.45         6.50       2,797,019.45        6.50
    April 2009         3,075,006.80         7.20         2,733,123.96         6.50       2,733,123.96        6.50
     May 2009          3,004,757.01         7.20         2,670,684.61         6.50       2,670,684.61        6.50
     June 2009         2,936,108.23         7.20         2,609,668.29         6.50       2,609,668.29        6.50
     July 2009         2,869,024.06         7.20         2,550,042.61         6.50       2,550,042.61        6.50
    August 2009        2,803,468.90         7.20         2,491,775.95         6.50       2,491,775.95        6.50
  September 2009       2,739,407.97         7.20         2,434,837.39         6.50       2,434,837.39        6.50
   October 2009        2,676,807.03         7.20         2,379,196.50         6.50       2,379,196.50        6.50
   November 2009       2,615,627.98         7.20         2,324,819.41         6.50       2,324,819.41        6.50